UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2024

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund : FSTZX

This annual shareholder report contains information about Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a modest advance in 2024, rallying during the summer months, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, but falling back in the fourth quarter when the Fed tempered rate-cut expectations for 2025.
•We construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the U.S. Treasury Inflation-Protected Securities index. We attempt to hold all positions held by the index in the same relative proportions.
•Exposures include duration, key rate durations and other factors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 13, 2021 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	4.86%	2.31%
Bloomberg US Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index	4.69%	2.31%
Bloomberg U.S. Aggregate Bond Index	1.25%	-2.35%
A   From August 13, 2021
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$9,147,192,964
Number of Holdings	28
Total Advisory Fee	$0
Portfolio Turnover	28%
What did the Fund invest in?
(as of December 31, 2024)

COUPON DISTRIBUTION (% of Fund's net assets)
0.01 - 0.99%	59.9
1 - 1.99%	18.4
2 - 2.99%	18.8
3 - 3.99%	2.6

ASSET ALLOCATION (% of Fund's net assets)

U.S. Treasury Obligations - 99.7
Short-Term Investments and Net Other Assets (Liabilities) - 0.3

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	86.3
US Treasury Bonds	13.4
99.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914397.100    6398-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® International Bond Index Fund Fidelity® International Bond Index Fund : FBIIX

This annual shareholder report contains information about Fidelity® International Bond Index Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Bond Index Fund	$ 6	0.06%
What affected the Fund's performance this period?

•International bonds advanced in 2024, buoyed by global monetary easing, as most major developed-market central banks - including in the U.S., U.K, Europe and Canada - began to lower policy interest rates after raising them aggressively the previous two years to combat inflation.
•We construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. We attempt to hold all positions held by the index in the same relative proportions.
•Exposures include duration, key rate durations, credit quality, sector and issuer allocation, and other factors.
•The fund lagged the index primarily due to costs related to hedging the Chinese Renminbi.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 10, 2019 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® International Bond Index Fund	4.64%	0.55%	0.31%
Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD)	5.26%	1.06%	0.85%
Bloomberg Global Aggregate Bond Index	-1.69%	-1.96%	-1.80%
A   From October 10, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$917,079,303
Number of Holdings	1,817
Total Advisory Fee	$489,658
Portfolio Turnover	19%
What did the Fund invest in?
(as of December 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 15.7
AA - 12.1
A - 12.0
BBB - 10.5
BB - 0.4
B - 0.0
CCC,CC,C - 0.0
Not Rated - 47.6
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Foreign Government and Government Agency Obligations - 69.1
Corporate Bonds - 28.9
Preferred Securities - 0.3
Short-Term Investments and Net Other Assets (Liabilities) - 1.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

China - 20.4
Japan - 10.3
France - 9.6
Germany - 8.0
Italy - 6.3
Canada - 5.7
United States - 5.4
United Kingdom - 4.6
Multi-national - 4.1
Others - 25.6

TOP HOLDINGS (% of Fund's net assets)
Peoples Republic of China	13.4
Japan Government	9.9
Italian Republic	5.6
French Government	5.4
German Federal Republic	4.2
China Development Bank	3.7
Spanish Kingdom	3.3
United Kingdom of Great Britain and Northern Ireland	3.1
Korean Republic	2.1
Agricultural Development Bank of China	1.9
52.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914393.100    4506-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® Inflation-Protected Bond Index Fund Fidelity® Inflation-Protected Bond Index Fund : FIPDX

This annual shareholder report contains information about Fidelity® Inflation-Protected Bond Index Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Inflation-Protected Bond Index Fund	$ 5	0.05%
What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a modest advance in 2024, rallying during the summer months, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, but falling back in the fourth quarter when the Fed tempered rate-cut expectations for 2025.
•We construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the Bloomberg U.S. Treasury Inflation-Protected Securities index. We attempt to hold all positions held by the index in the same relative proportions.
•Exposures include duration, key rate durations and other factors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
December 31, 2014 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Inflation-Protected Bond Index Fund	2.01%	1.81%	2.18%
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index	1.84%	1.87%	2.24%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$8,969,120,308
Number of Holdings	49
Total Advisory Fee	$4,639,266
Portfolio Turnover	23%
What did the Fund invest in?
(as of December 31, 2024)

COUPON DISTRIBUTION (% of Fund's net assets)
0.01 - 0.99%	56.2
1 - 1.99%	26.0
2 - 2.99%	13.7
3 - 3.99%	3.5

ASSET ALLOCATION (% of Fund's net assets)

U.S. Treasury Obligations - 99.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.6

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	77.0
US Treasury Bonds	22.4
99.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914344.100    2418-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® SAI International Credit Fund Fidelity® SAI International Credit Fund : FSNDX

This annual shareholder report contains information about Fidelity® SAI International Credit Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI International Credit Fund	$ 42	0.41%
What affected the Fund's performance this period?

•Global investment-grade bonds gained in 2024, buoyed by global monetary easing, as most major developed-market central banks - including in the U.S., U.K, Europe and Canada - began to lower policy interest rates after raising them aggressively the previous two years to combat inflation.
•At year-end, about 48% of the portfolio was comprised of corporate bond holdings, while24% was in non-benchmark exposure to U.S. government bonds and roughly 9% in non-U.S. government bonds.
•Roughly 57% of the fund was invested in investment-grade securities rated A and above, while 34% was in bonds rated BBB and lower. The fund also had an approximate 6% allocation to cash as of December 31.
•The largest individual relative contributor this period was the fund's position in European property company Heimstaden, real-estate investor Aroundtown bonds and another European property company, Grand City Properties.
•Conversely, the largest individual relative detractor was an exposure to the UK water sector including Southern Water bonds.
•Top fund holdings at year-end included U.S. treasury notes and bonds, KfW, German and Japanese government bonds.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 1, 2023 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI International Credit Fund	6.19%	6.77%
Bloomberg Global Aggregate Credit Ex U.S. Index (Hedged USD)	4.44%	6.82%
Bloomberg Global Aggregate Bond Index	-1.69%	2.29%
A   From March 1, 2023
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$706,533,349
Number of Holdings	238
Total Advisory Fee	$1,630,941
Portfolio Turnover	64%
What did the Fund invest in?
(as of December 31, 2024)

QUALITY DIVERSIFICATION (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - 24.3
AAA - 9.3
A - 11.5
BBB - 34.0
BB - 5.0
B - 1.3
CCC,CC,C - 0.5
D - 0.0
Not Rated - 5.5
Short-Term Investments and Net Other Assets (Liabilities) - 8.6

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 54.5
U.S. Treasury Obligations - 24.3
Foreign Government and Government Agency Obligations - 8.9
Preferred Securities - 3.7
Short-Term Investments and Net Other Assets (Liabilities) - 8.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 34.9
United Kingdom - 17.5
Germany - 15.5
Netherlands - 4.3
France - 3.9
Luxembourg - 3.5
Canada - 3.3
Japan - 2.6
Denmark - 2.2
Others - 12.3

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	15.8
US Treasury Bonds	8.5
KfW	3.9
Canadian Government	3.3
Japan Government	2.6
German Federal Republic	2.1
Blackstone Property Partners Europe Holdings Sarl	1.8
UBS Group AG	1.6
NatWest Group PLC	1.6
Lloyds Banking Group PLC	1.5
42.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914415.100    7328-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund : FSTDX

This annual shareholder report contains information about Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. taxable investment-grade bonds posted a modest advance in 2024, rallying during the summer months, as the bond market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, but falling back in the fourth quarter when the Fed tempered rate-cut expectations for 2025.
•We construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the U.S. Treasury Inflation-Protected Securities index. We attempt to hold all positions held by the index in the same relative proportions.
•Exposures include duration, key rate durations and other factors.
•The fund outperformed the index primarily due to pricing basis, meaning differences between when the fund and the index are priced on the last day of the year.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 13, 2021 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	-0.42%	-4.78%
Bloomberg US Treasury Inflation-Protected Securities (TIPS) 5+ Years Index	-0.78%	-4.72%
Bloomberg U.S. Aggregate Bond Index	1.25%	-2.35%
A   From August 13, 2021
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$10,842,479,536
Number of Holdings	27
Total Advisory Fee	$0
Portfolio Turnover	26%
What did the Fund invest in?
(as of December 31, 2024)

COUPON DISTRIBUTION (% of Fund's net assets)
0.01 - 0.99%	52.2
1 - 1.99%	40.2
2 - 2.99%	6.0
3 - 3.99%	1.1

ASSET ALLOCATION (% of Fund's net assets)

U.S. Treasury Obligations - 99.5
Short-Term Investments and Net Other Assets (Liabilities) - 0.5

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	69.3
US Treasury Bonds	30.2
99.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914398.100    6399-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Municipal Income Fund Fidelity® SAI Municipal Income Fund : FSMNX

This annual shareholder report contains information about Fidelity® SAI Municipal Income Fund for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Municipal Income Fund	$ 35	0.34%
What affected the Fund's performance this period?

•U.S. tax-exempt municipal bonds produced a modest gain in 2024, rallying during the summer months, as the muni market reflected anticipated interest-rate reductions by the U.S. Federal Reserve, but falling back in the fourth quarter, when municipal bond supply swelled and the Fed tempered rate-cut expectations for 2025.
•Against this backdrop, the fund's credit-quality positioning was a key contributor to performance versus the Bloomberg Municipal Bond Index for the fiscal year.
•This included an overweight in lower-quality investment-grade municipal securities - primarily health care and higher education credits - that outperformed as credit spreads tightened. For the same reason, an overweight in bonds from the Puerto Rico Commonwealth Aqueducts and Sewers Authority also added value.
•Underweights in certain high-quality bonds that lagged the index, such as those backed by the New York Transitional Finance Authority Future Tax Secured Revenue, also aided the relative return.
•Pricing factors boosted relative performance as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in setting the prices of municipal securities, most of which trade infrequently.
•In contrast, an overweight in lower-coupon tobacco bonds that trailed the index, partly due to their heightened interest-rate sensitivity, detracted from the relative result.
•Exposure to municipal private activity bonds issued for a wood pellet company to fund a project in Mississippi also hurt, as the company declared Chapter 11 bankruptcy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through December 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI Municipal Income Fund	1.83%	1.02%	2.58%
Bloomberg 3+ Year Municipal Bond Index	0.88%	0.95%	2.32%
Bloomberg Municipal Bond Index	1.05%	0.99%	2.24%
A   From October 2, 2018
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$2,251,283,165
Number of Holdings	1,754
Total Advisory Fee	$6,863,329
Portfolio Turnover	10%
What did the Fund invest in?
(as of December 31, 2024)

REVENUE SOURCES (% of Fund's net assets)
General Obligations	28.0
Transportation	17.4
Health Care	13.6
Education	9.2
Special Tax	8.8
Housing	6.0
Others(Individually Less Than 5%)	17.0
100.0

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 10.9
AA - 34.3
A - 34.9
BBB - 8.6
BB - 1.1
B - 0.3
CCC,CC,C - 0.0
Not Rated - 3.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

TOP STATES (% of Fund's net assets)
Illinois	10.0
New York	8.3
Texas	7.2
New Jersey	7.1
Pennsylvania	5.1

How has the Fund changed?

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by March 1, 2025 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914383.100    3307-TSRA-0325

ANNUAL SHAREHOLDER REPORT | AS OF DECEMBER 31, 2024
Fidelity® SAI Inflation-Protected Bond Index Fund Fidelity® SAI Inflation-Protected Bond Index Fund : FSPWX

This annual shareholder report contains information about Fidelity® SAI Inflation-Protected Bond Index Fund for the period August 16, 2024 to December 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Inflation-Protected Bond Index Fund A	$ 2	0.05%
A Expenses for the full reporting period would be higher.

Key Fund Statistics
(as of December 31, 2024)

KEY FACTS
Fund Size	$10,129,497,606
Number of Holdings	49
Total Advisory Fee	$1,060,569
Portfolio TurnoverA	8%
A Amount not annualized
What did the Fund invest in?
(as of December 31, 2024)

COUPON DISTRIBUTION (% of Fund's net assets)
0.01 - 0.99%	53.5
1 - 1.99%	29.4
2 - 2.99%	14.7
3 - 3.99%	1.8

ASSET ALLOCATION (% of Fund's net assets)

U.S. Treasury Obligations - 99.4
Short-Term Investments and Net Other Assets (Liabilities) - 0.6

TOP HOLDINGS (% of Fund's net assets)
US Treasury Notes	80.1
US Treasury Bonds	19.3
99.4
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9916284.100    7702-TSRA-0325

Item 2.

Code of Ethics

As of the end of the period, December 31, 2024, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Laura M. Bishop is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Bishop is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Inflation-Protected Bond Index Fund, Fidelity International Bond Index Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Municipal Income Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the “Funds”):

Services Billed by PwC

December 31, 2024 FeesA,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$34,800	$2,900	$5,500	$1,300
Fidelity International Bond Index Fund	$78,300	$6,600	$11,900	$2,900
Fidelity SAI Inflation-Protected Bond Index Fund	$24,700	$700	$5,500	$300
Fidelity SAI International Credit Fund	$78,100	$6,400	$14,900	$2,800
Fidelity SAI Municipal Income Fund	$52,600	$4,300	$8,700	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$36,100	$3,100	$7,600	$1,300
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$36,200	$3,100	$6,000	$1,300

December 31, 2023 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$35,000	$3,000	$5,500	$1,200
Fidelity International Bond Index Fund	$78,600	$6,700	$11,900	$2,800
Fidelity SAI Inflation-Protected Bond Index Fund	$-	$-	$-	$-
Fidelity SAI International Credit Fund	$66,400	$4,400	$13,900	$1,800
Fidelity SAI Municipal Income Fund	$55,300	$4,300	$9,600	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$46,200	$3,100	$6,000	$1,300
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$46,300	$3,100	$6,000	$1,300

A Amounts may reflect rounding

B Fidelity SAI International Credit Fund commenced operations on March 1, 2023.

C Fidelity SAI Inflation-Protected Bond Index Fund commenced operations on August 16, 2024.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2024A,C	December 31, 2023A,B,C
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International Credit Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI Inflation-Protected Bond Index Fund’s commencement of operations

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2024A,C	December 31, 2023A,B,C
PwC	$15,390,000	$14,424,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International Credit Fund’ss commencement of operations.

C May include amounts billed prior to the Fidelity SAI Inflation-Protected Bond Index Fund’s commencement of operations

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
U.S. Treasury Obligations - 99.7%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bonds Inflation-Indexed 1.75% 1/15/2028	1.24 to 1.92	178,853,599	177,581,786
US Treasury Bonds Inflation-Indexed 2% 1/15/2026	-1.98 to 2.65	117,027,020	117,042,352
US Treasury Bonds Inflation-Indexed 2.375% 1/15/2025	-2.33 to 4.87	296,246,663	296,062,671
US Treasury Bonds Inflation-Indexed 2.375% 1/15/2027	-1.27 to 2.18	224,994,785	227,180,194
US Treasury Bonds Inflation-Indexed 2.5% 1/15/2029	1.71 to 1.89	171,432,316	174,482,521
US Treasury Bonds Inflation-Indexed 3.625% 4/15/2028	1.10 to 1.91	24,981,504	26,224,574
US Treasury Bonds Inflation-Indexed 3.875% 4/15/2029	1.49 to 2.29	196,818,450	211,153,206
US Treasury Notes Inflation-Indexed 0.125% 10/15/2025	-2.10 to 2.47	423,035,940	418,165,175
US Treasury Notes Inflation-Indexed 0.125% 10/15/2026	-1.83 to 1.97	413,782,127	402,340,472
US Treasury Notes Inflation-Indexed 0.125% 4/15/2025	-2.19 to 3.97	336,169,400	334,085,192
US Treasury Notes Inflation-Indexed 0.125% 4/15/2026	-1.89 to 2.54	331,767,682	323,853,006
US Treasury Notes Inflation-Indexed 0.125% 4/15/2027	-0.44 to 1.89	469,112,800	449,713,635
US Treasury Notes Inflation-Indexed 0.125% 7/15/2026	-1.91 to 2.32	415,799,583	406,131,837
US Treasury Notes Inflation-Indexed 0.25% 1/15/2025	-2.29 to 4.90	416,285,071	415,679,029
US Treasury Notes Inflation-Indexed 0.25% 7/15/2029	1.59 to 1.80	335,047,290	310,392,474
US Treasury Notes Inflation-Indexed 0.375% 1/15/2027	-1.74 to 2.40	336,090,748	325,924,639
US Treasury Notes Inflation-Indexed 0.375% 7/15/2025	-2.21 to 2.84	416,799,426	414,287,969
US Treasury Notes Inflation-Indexed 0.375% 7/15/2027	-0.17 to 1.69	271,054,822	261,623,381
US Treasury Notes Inflation-Indexed 0.5% 1/15/2028	1.40 to 1.85	420,963,894	402,506,982
US Treasury Notes Inflation-Indexed 0.625% 1/15/2026	-1.97 to 2.71	390,973,677	385,617,434
US Treasury Notes Inflation-Indexed 0.75% 7/15/2028	1.66 to 1.76	345,949,254	332,349,955
US Treasury Notes Inflation-Indexed 0.875% 1/15/2029	1.67 to 1.89	318,660,686	304,315,392
US Treasury Notes Inflation-Indexed 1.25% 4/15/2028	1.27 to 1.96	523,353,547	510,007,518
US Treasury Notes Inflation-Indexed 1.625% 10/15/2027	1.32 to 2.23	517,673,338	514,651,684
US Treasury Notes Inflation-Indexed 1.625% 10/15/2029	1.77 to 1.99	479,284,819	471,368,778
US Treasury Notes Inflation-Indexed 2.125% 4/15/2029	1.48 to 2.29	470,796,044	471,480,330
US Treasury Notes Inflation-Indexed 2.375% 10/15/2028	1.38 to 2.43	423,984,726	430,640,729
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,217,516,971)			9,114,862,915

Money Market Funds - 0.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $3,312,713)	4.36	3,312,051	3,312,713

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $9,220,829,684)	9,118,175,628
NET OTHER ASSETS (LIABILITIES) - 0.3%	29,017,336
NET ASSETS - 100.0%	9,147,192,964

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	86,324,413	2,086,913,681	2,169,925,277	6,985,121	(104)	-	3,312,713	3,312,051	0.0%
Total	86,324,413	2,086,913,681	2,169,925,277	6,985,121	(104)	-	3,312,713	3,312,051

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Treasury Obligations	9,114,862,915	-	9,114,862,915	-

Money Market Funds	3,312,713	3,312,713	-	-
Total Investments in Securities:	9,118,175,628	3,312,713	9,114,862,915	-
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $9,217,516,971)	$9,114,862,915
Fidelity Central Funds (cost $3,312,713)	3,312,713

Total Investment in Securities (cost $9,220,829,684)		$9,118,175,628
Receivable for investments sold		258,308,207
Receivable for fund shares sold		7,383,457
Interest receivable		29,830,677
Distributions receivable from Fidelity Central Funds		43,232
Total assets		9,413,741,201
Liabilities
Payable for investments purchased	$207,600,045
Payable for fund shares redeemed	58,939,323
Other payables and accrued expenses	8,869
Total liabilities		266,548,237
Net Assets		$9,147,192,964
Net Assets consist of:
Paid in capital		$9,382,866,349
Total accumulated earnings (loss)		(235,673,385)
Net Assets		$9,147,192,964
Net Asset Value, offering price and redemption price per share ($9,147,192,964 ÷ 947,255,571 shares)		$9.66
Statement of Operations
Year ended December 31, 2024
Investment Income
Interest		$257,445,363
Income from Fidelity Central Funds		6,985,121
Total income		264,430,484
Expenses
Custodian fees and expenses	$30,922
Independent trustees' fees and expenses	20,398
Miscellaneous	1
Total expenses before reductions	51,321
Expense reductions	(8,024)
Total expenses after reductions		43,297
Net Investment income (loss)		264,387,187
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(42,176,195)
Fidelity Central Funds	(104)
Total net realized gain (loss)		(42,176,299)
Change in net unrealized appreciation (depreciation) on investment securities		146,117,915
Net gain (loss)		103,941,616
Net increase (decrease) in net assets resulting from operations		$368,328,803
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$264,387,187	$190,535,717
Net realized gain (loss)	(42,176,299)	(80,571,468)
Change in net unrealized appreciation (depreciation)	146,117,915	194,932,184
Net increase (decrease) in net assets resulting from operations	368,328,803	304,896,433
Distributions to shareholders	(224,620,483)	(172,713,221)
Distributions to shareholders from tax return of capital	(15,688,981)	-

Total Distributions	(240,309,464)	(172,713,221)
Share transactions
Proceeds from sales of shares	3,326,150,090	1,554,558,912
Reinvestment of distributions	240,309,464	172,713,220
Cost of shares redeemed	(1,687,529,375)	(1,226,661,924)

Net increase (decrease) in net assets resulting from share transactions	1,878,930,179	500,610,208
Total increase (decrease) in net assets	2,006,949,518	632,793,420

Net Assets
Beginning of period	7,140,243,446	6,507,450,026
End of period	$9,147,192,964	$7,140,243,446

Other Information
Shares
Sold	342,018,194	164,186,153
Issued in reinvestment of distributions	24,825,599	18,315,070
Redeemed	(173,400,296)	(129,737,211)
Net increase (decrease)	193,443,497	52,764,012

Financial Highlights
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Years ended December 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.47	$9.28	$10.05	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.314	.265	.531	.127
Net realized and unrealized gain (loss)	.145	.166	(.814)	.005
Total from investment operations	.459	.431	(.283)	.132
Distributions from net investment income	(.251)	(.241)	(.477)	(.071)
Distributions from tax return of capital	(.018)	-	(.010)	(.011)
Total distributions	(.269)	(.241)	(.487)	(.082)
Net asset value, end of period	$9.66	$9.47	$9.28	$10.05
Total Return D,E	4.86%	4.65%	(2.84)%	1.33%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-%	-%	-% I
Expenses net of fee waivers, if any H	- %	-%	-%	-% I
Expenses net of all reductions H	-%	-%	-%	-% I
Net investment income (loss)	3.26%	2.81%	5.38%	3.33% I
Supplemental Data
Net assets, end of period (000 omitted)	$9,147,193	$7,140,243	$6,507,450	$4,199,988
Portfolio turnover rate J	28%	31%	21% K	33% K

AFor the period August 13, 2021 (commencement of operations) through December 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount represents less than .005%.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
U.S. Treasury Obligations - 99.5%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2051	-0.53 to 2.31	335,917,760	185,087,801
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2052	-0.15 to 1.73	437,818,095	237,834,293
US Treasury Bonds Inflation-Indexed 0.25% 2/15/2050	-0.56 to 1.32	197,097,884	115,070,363
US Treasury Bonds Inflation-Indexed 0.625% 2/15/2043	-0.58 to 2.27	271,707,250	199,211,976
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2042	-0.62 to 2.43	387,671,710	297,274,438
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2045	-0.53 to 2.04	358,901,449	260,293,569
US Treasury Bonds Inflation-Indexed 0.875% 2/15/2047	-0.53 to 2.45	302,819,458	219,269,223
US Treasury Bonds Inflation-Indexed 1% 2/15/2046	-0.53 to 1.89	380,230,432	286,644,322
US Treasury Bonds Inflation-Indexed 1% 2/15/2048	-0.53 to 2.52	210,235,219	154,914,860
US Treasury Bonds Inflation-Indexed 1% 2/15/2049	-0.54 to 2.38	130,633,405	95,286,677
US Treasury Bonds Inflation-Indexed 1.375% 2/15/2044	-0.55 to 2.49	305,854,223	254,707,881
US Treasury Bonds Inflation-Indexed 1.5% 2/15/2053	1.43 to 2.56	244,243,900	195,801,972
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2040	-0.74 to 1.92	139,384,842	134,588,052
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2041	-0.70 to 2.36	253,058,079	244,985,322
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2054	2.00 to 2.49	287,065,514	265,948,319
US Treasury Bonds Inflation-Indexed 3.375% 4/15/2032	-1.11 to 1.74	114,144,184	123,591,026
US Treasury Notes Inflation-Indexed 0.125% 1/15/2030	-1.27 to 2.28	650,694,172	591,164,065
US Treasury Notes Inflation-Indexed 0.125% 1/15/2031	-1.15 to 2.11	767,932,723	681,786,230
US Treasury Notes Inflation-Indexed 0.125% 1/15/2032	-0.71 to 2.47	902,368,275	782,512,272
US Treasury Notes Inflation-Indexed 0.125% 7/15/2030	-1.25 to 2.17	759,259,842	684,561,418
US Treasury Notes Inflation-Indexed 0.125% 7/15/2031	-1.13 to 2.09	762,041,813	671,043,040
US Treasury Notes Inflation-Indexed 0.625% 7/15/2032	0.09 to 2.03	823,086,944	735,919,559
US Treasury Notes Inflation-Indexed 1.125% 1/15/2033	1.15 to 1.93	884,866,200	814,211,701
US Treasury Notes Inflation-Indexed 1.375% 7/15/2033	1.57 to 2.49	863,196,785	807,800,383
US Treasury Notes Inflation-Indexed 1.75% 1/15/2034	1.69 to 2.25	881,499,544	845,330,572
US Treasury Notes Inflation-Indexed 1.875% 7/15/2034	1.55 to 2.24	932,049,735	903,361,268
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,465,894,673)			10,788,200,602

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $9,356,380)	4.36	9,354,510	9,356,380

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $12,475,251,053)	10,797,556,982
NET OTHER ASSETS (LIABILITIES) - 0.4%	44,922,554
NET ASSETS - 100.0%	10,842,479,536

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,277,209	547,137,820	539,057,071	445,999	(1,578)	-	9,356,380	9,354,510	0.0%
Total	1,277,209	547,137,820	539,057,071	445,999	(1,578)	-	9,356,380	9,354,510

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Treasury Obligations	10,788,200,602	-	10,788,200,602	-

Money Market Funds	9,356,380	9,356,380	-	-
Total Investments in Securities:	10,797,556,982	9,356,380	10,788,200,602	-
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,465,894,673)	$10,788,200,602
Fidelity Central Funds (cost $9,356,380)	9,356,380

Total Investment in Securities (cost $12,475,251,053)		$10,797,556,982
Receivable for fund shares sold		55,437,946
Interest receivable		45,920,352
Distributions receivable from Fidelity Central Funds		34,062
Total assets		10,898,949,342
Liabilities
Payable for investments purchased	$47,656,000
Payable for fund shares redeemed	8,803,268
Other payables and accrued expenses	10,538
Total liabilities		56,469,806
Net Assets		$10,842,479,536
Net Assets consist of:
Paid in capital		$13,486,011,587
Total accumulated earnings (loss)		(2,643,532,051)
Net Assets		$10,842,479,536
Net Asset Value, offering price and redemption price per share ($10,842,479,536 ÷ 1,471,756,492 shares)		$7.37
Statement of Operations
Year ended December 31, 2024
Investment Income
Interest		$393,588,960
Income from Fidelity Central Funds		445,999
Total income		394,034,959
Expenses
Custodian fees and expenses	$41,690
Independent trustees' fees and expenses	26,872
Miscellaneous	2
Total expenses		68,564
Net Investment income (loss)		393,966,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(369,491,257)
Fidelity Central Funds	(1,578)
Total net realized gain (loss)		(369,492,835)
Change in net unrealized appreciation (depreciation) on investment securities		(82,492,244)
Net gain (loss)		(451,985,079)
Net increase (decrease) in net assets resulting from operations		$(58,018,684)
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$393,966,395	$339,995,932
Net realized gain (loss)	(369,492,835)	(467,469,438)
Change in net unrealized appreciation (depreciation)	(82,492,244)	375,327,641
Net increase (decrease) in net assets resulting from operations	(58,018,684)	247,854,135
Distributions to shareholders	(352,832,046)	(314,692,881)
Distributions to shareholders from tax return of capital	(20,783,643)	-

Total Distributions	(373,615,689)	(314,692,881)
Share transactions
Proceeds from sales of shares	2,862,067,705	2,245,894,953
Reinvestment of distributions	373,615,689	314,692,850
Cost of shares redeemed	(1,846,064,557)	(1,193,542,124)

Net increase (decrease) in net assets resulting from share transactions	1,389,618,837	1,367,045,679
Total increase (decrease) in net assets	957,984,464	1,300,206,933

Net Assets
Beginning of period	9,884,495,072	8,584,288,139
End of period	$10,842,479,536	$9,884,495,072

Other Information
Shares
Sold	373,482,174	288,482,846
Issued in reinvestment of distributions	48,914,975	41,460,846
Redeemed	(241,211,094)	(153,699,188)
Net increase (decrease)	181,186,055	176,244,504

Financial Highlights
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Years ended December 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$7.66	$7.70	$10.13	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.287	.290	.579	.158
Net realized and unrealized gain (loss)	(.313)	(.077)	(2.494)	.061
Total from investment operations	(.026)	.213	(1.915)	.219
Distributions from net investment income	(.249)	(.253)	(.514)	(.089)
Distributions from net realized gain	-	-	(.001)	-
Distributions from tax return of capital	(.015)	-	-	-
Total distributions	(.264)	(.253)	(.515)	(.089)
Net asset value, end of period	$7.37	$7.66	$7.70	$10.13
Total Return D,E	(.42) %	2.81%	(19.04)%	2.21%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-%	-%	-% I
Expenses net of fee waivers, if any H	- %	-%	-%	-% I
Expenses net of all reductions H	-%	-%	-%	-% I
Net investment income (loss)	3.76%	3.73%	6.57%	4.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$10,842,480	$9,884,495	$8,584,288	$7,218,254
Portfolio turnover rate J	26%	31%	31% K	31% K

AFor the period August 13, 2021 (commencement of operations) through December 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount represents less than .005%.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Each Fund operates as a single operating segment. Each Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, certain losses related to deflation adjustments on U.S. Treasury inflation-indexed securities and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	9,171,449,017	18,691,323	(71,964,712)	(53,273,389)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	12,476,613,264	1,587,930	(1,680,644,212)	(1,679,056,282)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	(182,399,997)	(53,273,389)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	(964,475,769)	(1,679,056,282)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	(75,211,962)	(107,188,035)	(182,399,997)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	(205,391,882)	(759,083,887)	(964,475,769)

For the period ended December 31, 2024, each Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

December 31, 2024
	Ordinary Income ($)	Tax Return of Capital ($)	Total ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	224,620,483	15,688,981	240,309,464
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	352,832,046	20,783,643	373,615,689

December 31, 2023
Ordinary Income ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	172,713,221
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	314,692,881

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	8,024
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (two of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2024 and for the period August 13, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the three years in the period ended December 31, 2024 and for the period August 13, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	97.79%
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	99.91%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	$224,709,701
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	$352,901,250

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.  The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the funds are designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in each fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2027.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund, with limited exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) portfolio manager changes that have occurred during the past year; (ii) hiring, training, compensating, and retaining adviser and sub-adviser personnel; (iii) the terms of the funds' various management fee structures and arrangements for transfer agent and pricing and bookkeeping services; (iv) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (v) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (vi) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (vii) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (viii) matters related to money market funds, exchange-traded funds, and target date funds; (ix) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; and (x) the terms of management contracts between Fidelity and other funds and products not overseen by the Board.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through September 30, 2025.

1.9901939.103
SYI-ANN-0325
Fidelity® SAI Inflation-Protected Bond Index Fund

Annual Report
December 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
U.S. Treasury Obligations - 99.4%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2051	1.87 to 2.44	97,108,879	53,506,158
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2052	1.94 to 2.44	136,156,665	73,963,878
US Treasury Bonds Inflation-Indexed 0.25% 2/15/2050	1.97 to 2.45	32,852,758	19,180,210
US Treasury Bonds Inflation-Indexed 0.625% 2/15/2043	1.82 to 2.30	200,948,941	147,332,968
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2042	1.87 to 2.27	146,763,020	112,540,825
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2045	1.92 to 2.50	100,490,448	72,880,780
US Treasury Bonds Inflation-Indexed 0.875% 2/15/2047	1.91 to 2.32	160,916,301	116,518,247
US Treasury Bonds Inflation-Indexed 1% 2/15/2046	1.94 to 2.21	100,342,098	75,644,899
US Treasury Bonds Inflation-Indexed 1% 2/15/2048	1.84 to 2.08	214,236,749	157,863,445
US Treasury Bonds Inflation-Indexed 1% 2/15/2049	1.90 to 2.24	103,130,342	75,225,381
US Treasury Bonds Inflation-Indexed 1.375% 2/15/2044	1.90 to 2.47	121,247,166	100,971,661
US Treasury Bonds Inflation-Indexed 1.5% 2/15/2053	1.83 to 2.33	140,345,200	112,509,941
US Treasury Bonds Inflation-Indexed 1.75% 1/15/2028	1.61 to 1.93	56,841,241	56,437,047
US Treasury Bonds Inflation-Indexed 2% 1/15/2026	2.20 to 2.72	195,432,038	195,457,642
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2040	1.79 to 1.93	53,819,558	51,967,411
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2041	1.76 to 2.14	91,518,958	88,599,429
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2054	1.90 to 2.21	142,438,905	131,960,774
US Treasury Bonds Inflation-Indexed 2.375% 1/15/2027	1.78 to 1.94	119,540,102	120,701,213
US Treasury Bonds Inflation-Indexed 2.5% 1/15/2029	1.41 to 1.62	7,776,499	7,914,862
US Treasury Bonds Inflation-Indexed 3.375% 4/15/2032	1.50 to 1.64	7,166,023	7,759,099
US Treasury Bonds Inflation-Indexed 3.625% 4/15/2028	1.52 to 1.98	55,043,426	57,782,368
US Treasury Bonds Inflation-Indexed 3.875% 4/15/2029	1.46 to 2.08	112,987,808	121,216,979
US Treasury Notes Inflation-Indexed 0.125% 1/15/2030	1.40 to 2.10	203,781,040	185,137,708
US Treasury Notes Inflation-Indexed 0.125% 1/15/2031	1.48 to 1.85	205,349,557	182,313,498
US Treasury Notes Inflation-Indexed 0.125% 1/15/2032	1.46 to 1.99	410,246,986	355,756,413
US Treasury Notes Inflation-Indexed 0.125% 10/15/2026	1.62 to 1.84	129,362,104	125,785,061
US Treasury Notes Inflation-Indexed 0.125% 4/15/2026	1.98 to 2.35	269,347,523	262,921,947
US Treasury Notes Inflation-Indexed 0.125% 4/15/2027	1.58 to 1.92	370,481,275	355,160,807
US Treasury Notes Inflation-Indexed 0.125% 7/15/2026	1.56 to 2.11	277,410,120	270,960,064
US Treasury Notes Inflation-Indexed 0.125% 7/15/2030	1.36 to 2.00	546,874,643	493,071,358
US Treasury Notes Inflation-Indexed 0.125% 7/15/2031	1.42 to 1.93	393,890,054	346,853,906
US Treasury Notes Inflation-Indexed 0.25% 7/15/2029	1.32 to 1.78	241,507,393	223,735,812
US Treasury Notes Inflation-Indexed 0.375% 1/15/2027	1.76 to 1.94	302,260,828	293,118,010
US Treasury Notes Inflation-Indexed 0.375% 7/15/2027	1.52 to 1.66	368,209,232	355,397,273
US Treasury Notes Inflation-Indexed 0.5% 1/15/2028	1.37 to 1.89	337,009,399	322,233,422
US Treasury Notes Inflation-Indexed 0.625% 1/15/2026	2.05 to 2.48	250,309,835	246,880,652
US Treasury Notes Inflation-Indexed 0.625% 7/15/2032	1.52 to 2.16	343,446,391	307,074,384
US Treasury Notes Inflation-Indexed 0.75% 7/15/2028	1.45 to 1.69	295,123,889	283,522,539
US Treasury Notes Inflation-Indexed 0.875% 1/15/2029	1.38 to 1.84	222,747,070	212,719,563
US Treasury Notes Inflation-Indexed 1.125% 1/15/2033	1.52 to 1.81	441,500,123	406,247,369
US Treasury Notes Inflation-Indexed 1.25% 4/15/2028	1.52 to 1.93	332,640,905	324,158,235
US Treasury Notes Inflation-Indexed 1.375% 7/15/2033	1.49 to 2.07	319,598,895	299,088,359
US Treasury Notes Inflation-Indexed 1.625% 10/15/2027	1.50 to 1.93	359,287,781	357,190,622
US Treasury Notes Inflation-Indexed 1.625% 10/15/2029	1.77 to 1.84	229,267,315	225,480,653
US Treasury Notes Inflation-Indexed 1.75% 1/15/2034	1.57 to 2.07	413,244,604	396,288,687
US Treasury Notes Inflation-Indexed 1.875% 7/15/2034	1.53 to 2.23	406,586,451	394,071,731
US Treasury Notes Inflation-Indexed 2.125% 4/15/2029	1.45 to 1.80	661,712,782	662,674,560
US Treasury Notes Inflation-Indexed 2.375% 10/15/2028	1.46 to 1.76	221,981,047	225,465,858
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,301,861,550)			10,071,243,708

Money Market Funds - 0.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $39,859,125)	4.36	39,851,155	39,859,125

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $10,341,720,675)	10,111,102,833
NET OTHER ASSETS (LIABILITIES) - 0.2%	18,394,773
NET ASSETS - 100.0%	10,129,497,606

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	589,885,835	550,026,710	532,697	-	-	39,859,125	39,851,155	0.1%
Total	-	589,885,835	550,026,710	532,697	-	-	39,859,125	39,851,155

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Treasury Obligations	10,071,243,708	-	10,071,243,708	-

Money Market Funds	39,859,125	39,859,125	-	-
Total Investments in Securities:	10,111,102,833	39,859,125	10,071,243,708	-
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,301,861,550)	$10,071,243,708
Fidelity Central Funds (cost $39,859,125)	39,859,125

Total Investment in Securities (cost $10,341,720,675)		$10,111,102,833
Cash		1
Receivable for investments sold		256,863,982
Receivable for fund shares sold		7,752,306
Interest receivable		38,795,224
Distributions receivable from Fidelity Central Funds		194,644
Prepaid expenses		17,702
Receivable from investment adviser for expense reductions		131,842
Total assets		10,414,858,534
Liabilities
Payable for investments purchased	$280,951,121
Payable for fund shares redeemed	3,157,315
Accrued management fee	420,312
Other payables and accrued expenses	832,180
Total liabilities		285,360,928
Net Assets		$10,129,497,606
Net Assets consist of:
Paid in capital		$10,358,343,119
Total accumulated earnings (loss)		(228,845,513)
Net Assets		$10,129,497,606
Net Asset Value, offering price and redemption price per share ($10,129,497,606 ÷ 1,030,658,501 shares)		$9.83
Statement of Operations
For the period August 16, 2024 (commencement of operations) through December 31, 2024
Investment Income
Interest		$71,914,381
Income from Fidelity Central Funds		532,697
Total income		72,447,078
Expenses
Management fee	$1,060,569
Custodian fees and expenses	1,240
Independent trustees' fees and expenses	2,579
Registration fees	1,071,835
Audit fees	31,457
Legal	627
Miscellaneous	207
Total expenses before reductions	2,168,514
Expense reductions	(1,103,997)
Total expenses after reductions		1,064,517
Net Investment income (loss)		71,382,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(14,905,261)
Total net realized gain (loss)		(14,905,261)
Change in net unrealized appreciation (depreciation) on investment securities		(230,617,842)
Net gain (loss)		(245,523,103)
Net increase (decrease) in net assets resulting from operations		$(174,140,542)
Statement of Changes in Net Assets

For the period August 16, 2024 (commencement of operations) through December 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,382,561
Net realized gain (loss)	(14,905,261)
Change in net unrealized appreciation (depreciation)	(230,617,842)
Net increase (decrease) in net assets resulting from operations	(174,140,542)
Distributions to shareholders	(54,707,031)
Distributions to shareholders from tax return of capital	(10,806,752)

Total Distributions	(65,513,783)
Share transactions
Proceeds from sales of shares	10,566,362,917
Reinvestment of distributions	51,330,007
Cost of shares redeemed	(248,540,993)

Net increase (decrease) in net assets resulting from share transactions	10,369,151,931
Total increase (decrease) in net assets	10,129,497,606

Net Assets
Beginning of period	-
End of period	$10,129,497,606

Other Information
Shares
Sold	1,050,338,541
Issued in reinvestment of distributions	5,215,440
Redeemed	(24,895,480)
Net increase (decrease)	1,030,658,501

Financial Highlights
Fidelity® SAI Inflation-Protected Bond Index Fund

Years ended December 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.124
Net realized and unrealized gain (loss)	(.226)
Total from investment operations	(.102)
Distributions from net investment income	(.057)
Distributions from tax return of capital	(.011)
Total distributions	(.068)
Net asset value, end of period	$9.83
Total Return D,E	(1.02) %
Ratios to Average Net Assets C,F,G
Expenses before reductions	.10% H
Expenses net of fee waivers, if any	.05 % H
Expenses net of all reductions	.05% H
Net investment income (loss)	3.36% H
Supplemental Data
Net assets, end of period (000 omitted)	$10,129,498
Portfolio turnover rate I	8 % J,K

AFor the period August 16, 2024 (commencement of operations) through December 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount not annualized.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity SAI Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,926,659
Gross unrealized depreciation	(218,542,875)
Net unrealized appreciation (depreciation)	$(216,616,216)
Tax Cost	$10,327,719,049

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(12,229,298)
Net unrealized appreciation (depreciation) on securities and other investments	$(216,616,216)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(12,229,298)
Long-term	-
Total capital loss carryforward	$(12,229,298)

For the applicable period ended December 31, 2024, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

December 31, 2024A
Ordinary Income	$54,707,031
Tax Return of Capital	10,806,752
Total	$65,513,783

A For the period August 16, 2024 (commencement of operations) through December 31, 2024.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI Inflation-Protected Bond Index Fund	23,536,569	237,483,980
5. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .05% of average net assets. This reimbursement will remain in place through April 30, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,103,997.
6. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
7. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Inflation-Protected Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2024, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 16, 2024 (commencement of operations) through December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations, changes in its net assets, and the financial highlights for the period August 16, 2024 (commencement of operations) through December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 99.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $54,707,033 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Inflation-Protected Bond Index Fund

At its May 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors. The Board also considered that the fund is offered exclusively to Fidelity's managed account programs and other Fidelity proprietary investment solutions, and is not offered to the general public.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's proposed management fee and total expenses, the Board noted that FMR may agree to waive fees or reimburse expenses from time to time.
Comparisons of Management Fees and Total Expense Ratios. The information provided to the Board indicated that the fund's proposed management fee rate ranked below the competitive median fee rate of funds with a similar Lipper investment mandate, regardless of whether their management fee structures are comparable. Further, the information provided to the Board indicated that the projected total net expense ratio of the fund ranked below the competitive median of the similar sales load structure group.
Other Contractual Arrangements. The Board also noted that FMR has agreed to contractually limit the fund's total operating expenses, with certain limited exceptions, to 5 basis points through April 30, 2026.
Based on its review, the Board concluded that the fund's management fee and projected total net expenses were fair and reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee for the fund was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that the fund's Advisory Contracts should be approved through September 2025.

1.9917104.100
SPB-ANN-0325
Fidelity® Inflation-Protected Bond Index Fund

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
U.S. Treasury Obligations - 99.4%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2051	-0.34 to 1.97	119,492,889	65,839,555
US Treasury Bonds Inflation-Indexed 0.125% 2/15/2052	-0.13 to 1.59	142,556,906	77,440,657
US Treasury Bonds Inflation-Indexed 0.25% 2/15/2050	-0.56 to 2.49	146,955,106	85,795,835
US Treasury Bonds Inflation-Indexed 0.625% 2/15/2043	-0.43 to 1.98	94,808,800	69,512,493
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2042	-0.53 to 2.77	148,570,445	113,926,795
US Treasury Bonds Inflation-Indexed 0.75% 2/15/2045	-0.50 to 2.01	187,848,421	136,237,220
US Treasury Bonds Inflation-Indexed 0.875% 2/15/2047	-0.38 to 2.20	143,953,599	104,235,686
US Treasury Bonds Inflation-Indexed 1% 2/15/2046	-0.48 to 2.46	62,087,380	46,805,814
US Treasury Bonds Inflation-Indexed 1% 2/15/2048	-0.42 to 2.65	64,309,939	47,387,708
US Treasury Bonds Inflation-Indexed 1% 2/15/2049	-0.40 to 1.67	13,137,102	9,582,471
US Treasury Bonds Inflation-Indexed 1.375% 2/15/2044	-0.55 to 2.40	160,193,276	133,405,023
US Treasury Bonds Inflation-Indexed 1.5% 2/15/2053	1.57 to 2.28	89,036,990	71,377,906
US Treasury Bonds Inflation-Indexed 1.75% 1/15/2028	-1.54 to 2.43	86,194,929	85,582,003
US Treasury Bonds Inflation-Indexed 2% 1/15/2026	2.40 to 2.73	73,675,079	73,684,731
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2040	-0.56 to 1.55	75,235,451	72,646,298
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2041	-0.59 to 2.33	69,822,541	67,595,145
US Treasury Bonds Inflation-Indexed 2.125% 2/15/2054	2.05 to 2.48	131,318,330	121,658,254
US Treasury Bonds Inflation-Indexed 2.375% 1/15/2027	-1.79 to 2.10	152,042,409	153,519,222
US Treasury Bonds Inflation-Indexed 2.5% 1/15/2029	-1.47 to 1.74	148,562,128	151,205,416
US Treasury Bonds Inflation-Indexed 3.375% 4/15/2032	-1.11 to 2.55	26,580,706	28,780,588
US Treasury Bonds Inflation-Indexed 3.625% 4/15/2028	-1.54 to 3.04	186,371,583	195,645,370
US Treasury Bonds Inflation-Indexed 3.875% 4/15/2029	-1.34 to 2.51	90,942,989	97,566,584
US Treasury Notes Inflation-Indexed 0.125% 1/15/2030	-1.27 to 2.48	327,537,243	297,571,818
US Treasury Notes Inflation-Indexed 0.125% 1/15/2031	-1.09 to 1.84	280,131,348	248,706,286
US Treasury Notes Inflation-Indexed 0.125% 1/15/2032	-0.73 to 1.80	320,010,614	277,505,581
US Treasury Notes Inflation-Indexed 0.125% 10/15/2026	-1.85 to 1.62	283,836,652	275,988,171
US Treasury Notes Inflation-Indexed 0.125% 4/15/2026	-1.97 to 2.23	186,630,358	182,178,089
US Treasury Notes Inflation-Indexed 0.125% 4/15/2027	-0.44 to 2.06	321,471,285	308,177,522
US Treasury Notes Inflation-Indexed 0.125% 7/15/2026	-2.04 to 1.00	158,177,616	154,499,832
US Treasury Notes Inflation-Indexed 0.125% 7/15/2030	-1.20 to 2.17	283,419,606	255,535,874
US Treasury Notes Inflation-Indexed 0.125% 7/15/2031	-1.17 to 2.15	341,307,781	300,550,715
US Treasury Notes Inflation-Indexed 0.25% 7/15/2029	-1.35 to 1.95	285,773,125	264,744,202
US Treasury Notes Inflation-Indexed 0.375% 1/15/2027	-1.71 to 1.25	224,477,362	217,687,346
US Treasury Notes Inflation-Indexed 0.375% 7/15/2027	-1.65 to 2.12	237,599,908	229,332,543
US Treasury Notes Inflation-Indexed 0.5% 1/15/2028	-1.66 to 1.69	309,466,753	295,898,367
US Treasury Notes Inflation-Indexed 0.625% 1/15/2026	-1.91 to 1.72	353,737,298	348,891,185
US Treasury Notes Inflation-Indexed 0.625% 7/15/2032	0.09 to 1.73	366,385,702	327,584,353
US Treasury Notes Inflation-Indexed 0.75% 7/15/2028	-1.56 to 1.77	233,843,964	224,651,535
US Treasury Notes Inflation-Indexed 0.875% 1/15/2029	-1.44 to 1.81	179,175,440	171,109,418
US Treasury Notes Inflation-Indexed 1.125% 1/15/2033	1.15 to 1.76	324,855,470	298,916,520
US Treasury Notes Inflation-Indexed 1.25% 4/15/2028	1.83 to 2.29	218,937,742	213,354,615
US Treasury Notes Inflation-Indexed 1.375% 7/15/2033	1.57 to 2.23	335,578,378	314,042,344
US Treasury Notes Inflation-Indexed 1.625% 10/15/2027	1.51 to 2.49	235,823,436	234,446,937
US Treasury Notes Inflation-Indexed 1.625% 10/15/2029	1.77 to 1.99	208,239,240	204,799,885
US Treasury Notes Inflation-Indexed 1.75% 1/15/2034	1.69 to 2.13	346,293,974	332,085,121
US Treasury Notes Inflation-Indexed 1.875% 7/15/2034	1.60 to 1.92	357,915,649	346,899,015
US Treasury Notes Inflation-Indexed 2.125% 4/15/2029	1.62 to 2.29	276,702,334	277,104,511
US Treasury Notes Inflation-Indexed 2.375% 10/15/2028	1.74 to 2.43	298,085,584	302,765,136
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,579,480,277)			8,914,457,695

Money Market Funds - 0.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c) (Cost $1,517,166)	4.36	1,516,862	1,517,166

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $9,580,997,443)	8,915,974,861
NET OTHER ASSETS (LIABILITIES) - 0.6%	53,145,447
NET ASSETS - 100.0%	8,969,120,308

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,490,620	687,533,282	687,507,897	655,897	1,161	-	1,517,166	1,516,862	0.0%
Fidelity Securities Lending Cash Central Fund	-	466,816,643	466,816,643	6,607	-	-	-	-	0.0%
Total	1,490,620	1,154,349,925	1,154,324,540	662,504	1,161	-	1,517,166	1,516,862

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Treasury Obligations	8,914,457,695	-	8,914,457,695	-

Money Market Funds	1,517,166	1,517,166	-	-
Total Investments in Securities:	8,915,974,861	1,517,166	8,914,457,695	-
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $9,579,480,277)	$8,914,457,695
Fidelity Central Funds (cost $1,517,166)	1,517,166

Total Investment in Securities (cost $9,580,997,443)		$8,915,974,861
Receivable for investments sold		134,685,416
Receivable for fund shares sold		20,179,636
Interest receivable		34,641,884
Distributions receivable from Fidelity Central Funds		14,922
Other receivables		53,973
Total assets		9,105,550,692
Liabilities
Payable for investments purchased	$120,127,892
Payable for fund shares redeemed	15,870,701
Accrued management fee	377,824
Other payables and accrued expenses	53,967
Total liabilities		136,430,384
Net Assets		$8,969,120,308
Net Assets consist of:
Paid in capital		$10,383,300,851
Total accumulated earnings (loss)		(1,414,180,543)
Net Assets		$8,969,120,308
Net Asset Value, offering price and redemption price per share ($8,969,120,308 ÷ 1,008,959,882 shares)		$8.89
Statement of Operations
Year ended December 31, 2024
Investment Income
Interest		$343,748,082
Income from Fidelity Central Funds (including $6,607 from security lending)		662,504
Total income		344,410,586
Expenses
Management fee	$4,639,266
Independent trustees' fees and expenses	24,161
Total expenses		4,663,427
Net Investment income (loss)		339,747,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(238,098,536)
Redemptions in-kind	2,816,699
Fidelity Central Funds	1,161
Foreign currency transactions	(2)
Total net realized gain (loss)		(235,280,678)
Change in net unrealized appreciation (depreciation) on investment securities		78,987,955
Net gain (loss)		(156,292,723)
Net increase (decrease) in net assets resulting from operations		$183,454,436
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$339,747,159	$352,666,349
Net realized gain (loss)	(235,280,678)	(253,420,844)
Change in net unrealized appreciation (depreciation)	78,987,955	244,668,807
Net increase (decrease) in net assets resulting from operations	183,454,436	343,914,312
Distributions to shareholders	(320,609,745)	(341,253,951)
Distributions to shareholders from tax return of capital	(11,580,879)	-

Total Distributions	(332,190,624)	(341,253,951)
Share transactions
Proceeds from sales of shares	2,418,569,364	3,806,760,471
Reinvestment of distributions	299,789,734	309,979,635
Cost of shares redeemed	(3,377,400,877)	(3,598,552,766)

Net increase (decrease) in net assets resulting from share transactions	(659,041,779)	518,187,340
Total increase (decrease) in net assets	(807,777,967)	520,847,701

Net Assets
Beginning of period	9,776,898,275	9,256,050,574
End of period	$8,969,120,308	$9,776,898,275

Other Information
Shares
Sold	265,587,532	414,265,082
Issued in reinvestment of distributions	33,211,045	34,208,107
Redeemed	(371,257,186)	(393,122,773)
Net increase (decrease)	(72,458,609)	55,350,416

Financial Highlights
Fidelity® Inflation-Protected Bond Index Fund

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.04	$9.02	$11.16	$11.04	$10.08
Income from Investment Operations
Net investment income (loss) A,B	.333	.346	.748	.593	.157
Net realized and unrealized gain (loss)	(.150)	(.005)	(2.088)	.058	.940
Total from investment operations	.183	.341	(1.340)	.651	1.097
Distributions from net investment income	(.321)	(.321)	(.800)	(.531)	(.027)
Distributions from net realized gain	-	-	-	-	(.110)
Distributions from tax return of capital	(.012)	-	-	-	-
Total distributions	(.333)	(.321)	(.800)	(.531)	(.137)
Net asset value, end of period	$8.89	$9.04	$9.02	$11.16	$11.04
Total Return C	2.01%	3.78%	(12.05)%	5.93%	10.90%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.05%	.05%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.05%
Net investment income (loss)	3.66%	3.78%	7.22%	5.27%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$8,969,120	$9,776,898	$9,256,051	$11,771,837	$8,950,534
Portfolio turnover rate F	23 % G	31%	28%	22%	31%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Inflation-Protected Bond Index Fund	$53,973

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in-kind, capital loss carryforwards, certain losses related to deflation adjustments on U.S. Treasury inflation-indexed securities and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,672,071
Gross unrealized depreciation	(717,012,468)
Net unrealized appreciation (depreciation)	$(709,340,397)
Tax Cost	$9,625,315,258

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(704,840,148)
Net unrealized appreciation (depreciation) on securities and other investments	$(709,340,397)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(174,524,285)
Long-term	(530,315,862)
Total capital loss carryforward	$(704,840,148)

For the applicable period ended December 31, 2024, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$320,609,745	$341,253,951
Tax Return of Capital	11,580,879	-
Total	$332,190,624	$341,253,951

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Inflation-Protected Bond Index Fund	25,563,399	2,816,699	237,483,980

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Inflation-Protected Bond Index Fund	699	-	-
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Inflation-Protected Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 99.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $350,419,256 of distributions paid in the calendar year 2023 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $322,259,554 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Inflation-Protected Bond Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2023 and below the competitive median of the asset size peer group for 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2023 and below the competitive median of the total expense asset size peer group for 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) portfolio manager changes that have occurred during the past year; (ii) hiring, training, compensating, and retaining adviser and sub-adviser personnel; (iii) the terms of the funds' various management fee structures and arrangements for transfer agent and pricing and bookkeeping services; (iv) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (v) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (vi) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (vii) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (viii) matters related to money market funds, exchange-traded funds, and target date funds; (ix) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; and (x) the terms of management contracts between Fidelity and other funds and products not overseen by the Board.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2025.

1.939238.112
PIB-I-PIB-AI-ANN-0325
Fidelity® International Bond Index Fund

Annual Report
December 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Bond Index Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Foreign Government and Government Agency Obligations - 69.1%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.3%
Australian Commonwealth 1% 12/21/2030 (b)	AUD	542,000	281,514
Australian Commonwealth 1.25% 5/21/2032	AUD	1,576,000	793,131
Australian Commonwealth 1.75% 11/21/2032 (b)	AUD	490,000	252,464
Australian Commonwealth 1.75% 6/21/2051 (b)	AUD	809,000	269,328
Australian Commonwealth 2.25% 5/21/2028 (b)	AUD	1,320,000	775,730
Australian Commonwealth 2.75% 11/21/2027 (b)	AUD	1,360,000	816,712
Australian Commonwealth 2.75% 11/21/2028 (b)	AUD	1,329,000	789,550
Australian Commonwealth 2.75% 11/21/2029 (b)	AUD	3,840,000	2,251,726
Australian Commonwealth 2.75% 5/21/2041 (b)	AUD	244,000	117,870
Australian Commonwealth 3% 11/21/2033 (b)	AUD	3,690,000	2,060,375
Australian Commonwealth 3% 3/21/2047 (b)	AUD	468,000	217,897
Australian Commonwealth 3.25% 4/21/2025 (b)	AUD	56,000	34,553
Australian Commonwealth 3.25% 4/21/2029 (b)	AUD	70,000	42,221
Australian Commonwealth 3.5% 12/21/2034 (b)	AUD	2,180,000	1,254,104
Australian Commonwealth 3.75% 5/21/2034 (b)	AUD	1,460,000	862,243
Australian Commonwealth 4.5% 4/21/2033 (b)	AUD	1,080,000	678,239
Australian Commonwealth 4.75% 4/21/2027 (b)	AUD	370,000	233,518
New South Wales Treasury Corp 1.25% 11/20/2030	AUD	670,000	347,661
New South Wales Treasury Corp 1.75% 3/20/2034 (b)	AUD	840,000	395,533
New South Wales Treasury Corp 2% 3/20/2031	AUD	1,106,000	592,191
New South Wales Treasury Corp 3% 4/20/2029 (b)	AUD	860,000	507,492
New South Wales Treasury Corp 3% 5/20/2027 (b)	AUD	620,000	374,831
New South Wales Treasury Corp 4.25% 2/20/2036 (b)	AUD	470,000	267,517
New South Wales Treasury Corp 4.75% 2/20/2037 (b)	AUD	600,000	353,470
Queensland Treasury Corp 1.75% 7/20/2034 (b)(c)	AUD	450,000	208,684
Queensland Treasury Corp 1.75% 8/21/2031 (b)(c)	AUD	2,631,000	1,365,038
Queensland Treasury Corp 2.25% 11/20/2041 (b)(c)	AUD	70,000	27,909
Queensland Treasury Corp 3.25% 7/21/2026 (b)(c)	AUD	247,000	151,074
Queensland Treasury Corp 3.25% 7/21/2028 (b)(c)	AUD	154,000	92,573
Queensland Treasury Corp 3.5% 8/21/2030 (b)(c)	AUD	58,000	34,273
South Australian Government Financing Authority 1.75% 5/24/2032 (b)	AUD	490,000	246,917
South Australian Government Financing Authority 2% 5/23/2036 (b)	AUD	150,000	66,814
Treasury Corp of Victoria 0.5% 11/20/2025	AUD	110,000	65,996
Treasury Corp of Victoria 1.25% 11/19/2027	AUD	952,000	544,199
Treasury Corp of Victoria 1.5% 11/20/2030	AUD	1,347,000	704,115
Treasury Corp of Victoria 1.5% 9/10/2031	AUD	1,000,000	506,369
Treasury Corp of Victoria 2% 11/20/2037	AUD	260,000	109,361
Treasury Corp of Victoria 2.25% 11/20/2034	AUD	350,000	167,825
Treasury Corp of Victoria 2.25% 11/20/2042	AUD	330,000	126,474
Treasury Corp of Victoria 2.5% 10/22/2029	AUD	424,000	241,590
Treasury Corp of Victoria 4.75% 9/15/2036	AUD	50,000	29,317
Treasury Corp of Victoria 5.25% 9/15/2038	AUD	410,000	247,920
Western Australian Treasury Corp 3% 10/21/2026 (b)	AUD	1,842,000	1,120,701
Western Australian Treasury Corp 4.25% 7/20/2033	AUD	150,000	89,623
TOTAL AUSTRALIA			20,716,642
AUSTRIA - 1.0%
Republic of Austria Government Bond 0% 10/20/2028 (b)(c)	EUR	600,000	569,306
Republic of Austria Government Bond 0% 10/20/2040 (b)(c)	EUR	788,000	512,527
Republic of Austria Government Bond 0% 2/20/2030 (b)(c)	EUR	542,000	495,139
Republic of Austria Government Bond 0% 2/20/2031 (b)(c)	EUR	1,030,000	913,800
Republic of Austria Government Bond 0.5% 2/20/2029 (b)(c)	EUR	1,257,000	1,207,169
Republic of Austria Government Bond 0.5% 4/20/2027 (b)(c)	EUR	1,281,000	1,276,230
Republic of Austria Government Bond 0.7% 4/20/2071 (b)(c)	EUR	80,000	38,275
Republic of Austria Government Bond 0.75% 10/20/2026 (b)(c)	EUR	185,000	186,841
Republic of Austria Government Bond 0.75% 2/20/2028 (b)(c)	EUR	355,000	350,829
Republic of Austria Government Bond 0.75% 3/20/2051 (b)(c)	EUR	930,000	574,819
Republic of Austria Government Bond 0.85% 6/30/2120 (b)(c)	EUR	380,000	168,313
Republic of Austria Government Bond 0.9% 2/20/2032 (b)(c)	EUR	394,000	362,407
Republic of Austria Government Bond 1.2% 10/20/2025 (b)(c)	EUR	77,000	79,067
Republic of Austria Government Bond 1.5% 2/20/2047 (b)(c)	EUR	293,000	230,224
Republic of Austria Government Bond 2% 7/15/2026 (b)(c)	EUR	1,070,000	1,104,909
Republic of Austria Government Bond 2.4% 5/23/2034 (b)(c)	EUR	40,000	40,178
Republic of Austria Government Bond 2.9% 2/20/2033 (b)(c)	EUR	140,000	146,986
Republic of Austria Government Bond 2.9% 2/20/2034 (b)(c)	EUR	620,000	648,495
Republic of Austria Government Bond 3.15% 6/20/2044 (b)(c)	EUR	10,000	10,493
Republic of Austria Government Bond 4.15% 3/15/2037 (b)(c)	EUR	20,000	23,291
TOTAL AUSTRIA			8,939,298
BELGIUM - 1.2%
Kingdom of Belgium 0% 10/22/2027 (b)(c)	EUR	1,690,000	1,643,826
Kingdom of Belgium 0% 10/22/2031 (b)(c)	EUR	882,000	762,402
Kingdom of Belgium 0.1% 6/22/2030 (b)(c)	EUR	215,000	195,321
Kingdom of Belgium 0.35% 6/22/2032 (b)(c)	EUR	549,000	476,282
Kingdom of Belgium 0.4% 6/22/2040 (b)(c)	EUR	1,212,000	820,226
Kingdom of Belgium 0.65% 6/22/2071 (b)(c)	EUR	590,000	245,723
Kingdom of Belgium 0.8% 6/22/2025 (b)(c)	EUR	105,000	107,881
Kingdom of Belgium 0.8% 6/22/2027 (b)(c)	EUR	39,000	39,008
Kingdom of Belgium 0.9% 6/22/2029 (b)(c)	EUR	1,373,000	1,329,883
Kingdom of Belgium 1% 6/22/2026 (b)(c)	EUR	161,000	163,852
Kingdom of Belgium 1.25% 4/22/2033 (b)(c)	EUR	1,521,000	1,396,227
Kingdom of Belgium 1.4% 6/22/2053 (b)(c)	EUR	932,000	604,626
Kingdom of Belgium 1.45% 6/22/2037 (b)(c)	EUR	84,000	71,955
Kingdom of Belgium 1.6% 6/22/2047 (b)(c)	EUR	38,000	28,244
Kingdom of Belgium 1.7% 6/22/2050 (b)(c)	EUR	23,000	16,741
Kingdom of Belgium 1.9% 6/22/2038 (b)(c)	EUR	101,000	90,051
Kingdom of Belgium 2.25% 6/22/2057 (b)(c)	EUR	124,000	96,450
Kingdom of Belgium 2.85% 10/22/2034 (b)(c)	EUR	1,020,000	1,044,977
Kingdom of Belgium 3.3% 6/22/2054 (b)(c)	EUR	360,000	356,192
Kingdom of Belgium 3.75% 6/22/2045 (b)	EUR	170,000	185,074
Kingdom of Belgium 4% 3/28/2032 (b)	EUR	30,000	33,481
Kingdom of Belgium 4.25% 3/28/2041 (b)(c)	EUR	545,000	629,948
Kingdom of Belgium 5.5% 3/28/2028 (b)	EUR	40,000	45,441
Ministeries Van de Vlaamse Gemeenschap 1.875% 6/2/2042	EUR	100,000	81,925
Ministeries Van de Vlaamse Gemeenschap 3.125% 6/22/2034 (b)	EUR	100,000	103,643
Ministeries Van de Vlaamse Gemeenschap 3.25% 4/5/2033 (b)	EUR	300,000	314,456
Region Wallonne Belgium 1.05% 6/22/2040 (b)	EUR	100,000	71,507
Region Wallonne Belgium 1.25% 5/3/2034 (b)	EUR	400,000	346,566
TOTAL BELGIUM			11,301,908
BULGARIA - 0.0%
Bulgarian Republic 4.5% 1/27/2033 (b)	EUR	240,000	269,497
Bulgarian Republic 4.625% 9/23/2034 (b)	EUR	190,000	215,006
TOTAL BULGARIA			484,503
CANADA - 3.5%
Canada Housing Trust No 1 1.6% 12/15/2031 (c)	CAD	320,000	199,019
Canada Housing Trust No 1 1.75% 6/15/2030 (c)	CAD	730,000	471,472
Canada Housing Trust No 1 1.9% 9/15/2026 (c)	CAD	480,000	328,164
Canada Housing Trust No 1 2.1% 9/15/2029 (c)	CAD	70,000	46,604
Canada Housing Trust No 1 3.6% 12/15/2027 (c)	CAD	1,910,000	1,352,806
Canada Housing Trust No 1 4.25% 3/15/2034 (c)	CAD	780,000	573,004
Canadian Government 0.5% 12/1/2030	CAD	491,000	295,061
Canadian Government 1% 6/1/2027	CAD	58,000	38,655
Canadian Government 1% 9/1/2026	CAD	390,000	263,088
Canadian Government 1.25% 3/1/2027	CAD	100,000	67,197
Canadian Government 1.25% 6/1/2030	CAD	16,000	10,154
Canadian Government 1.5% 12/1/2031	CAD	1,320,000	827,262
Canadian Government 1.5% 6/1/2031	CAD	1,380,000	872,479
Canadian Government 1.75% 12/1/2053	CAD	780,000	383,963
Canadian Government 2% 6/1/2028	CAD	50,000	33,795
Canadian Government 2% 6/1/2032	CAD	540,000	347,490
Canadian Government 2.75% 12/1/2064	CAD	1,750,000	1,087,303
Canadian Government 2.75% 6/1/2033	CAD	430,000	289,676
Canadian Government 3% 6/1/2034	CAD	3,760,000	2,569,816
Canadian Government 3.25% 12/1/2033	CAD	1,640,000	1,145,595
Canadian Government 3.25% 9/1/2028	CAD	510,000	358,754
Canadian Government 3.5% 12/1/2045	CAD	90,000	64,171
Canadian Government 3.5% 9/1/2029	CAD	520,000	369,945
City of Montreal 2.3% 9/1/2029	CAD	140,000	93,151
City of Montreal 2.4% 12/1/2041	CAD	70,000	36,962
City of Montreal 4.4% 12/1/2043	CAD	50,000	34,449
City of Ottawa Ontario 4.6% 7/14/2042	CAD	70,000	49,652
City of Toronto Canada 2.15% 8/25/2040	CAD	70,000	36,566
City of Toronto Canada 2.8% 11/22/2049	CAD	180,000	93,753
Export Development Canada 0.5% 2/25/2027 (b)	EUR	330,000	328,635
Province of Alberta 0.5% 4/16/2025 (b)	EUR	100,000	102,906
Province of Alberta 2.05% 6/1/2030	CAD	1,100,000	719,146
Province of Alberta 3.05% 12/1/2048	CAD	724,000	413,019
Province of Alberta 3.1% 6/1/2050	CAD	231,000	132,127
Province of British Columbia 2.3% 6/18/2026	CAD	210,000	144,706
Province of British Columbia 2.75% 6/18/2052	CAD	140,000	74,046
Province of British Columbia 2.95% 6/18/2050	CAD	924,000	512,322
Province of British Columbia 3.55% 6/18/2033	CAD	970,000	666,972
Province of Manitoba 3% 6/2/2028	CAD	320,000	221,953
Province of Manitoba 3.2% 3/5/2050	CAD	256,000	147,393
Province of Manitoba 3.4% 9/5/2048	CAD	470,000	281,111
Province of New Brunswick 3.05% 8/14/2050	CAD	227,000	127,041
Province of New Brunswick 3.55% 6/3/2043	CAD	100,000	62,801
Province of New Brunswick 4.8% 9/26/2039	CAD	90,000	66,736
Province of Newfoundland 1.75% 6/2/2030	CAD	290,000	185,528
Province of Newfoundland 2.65% 10/17/2050	CAD	217,000	109,150
Province of Newfoundland 3.3% 10/17/2046	CAD	50,000	29,041
Province of Newfoundland 3.7% 10/17/2048	CAD	70,000	43,109
Province of Nova Scotia 3.15% 12/1/2051	CAD	160,000	90,971
Province of Nova Scotia 3.45% 6/1/2045	CAD	150,000	91,755
Province of Ontario 0.25% 12/15/2026 (b)	GBP	638,000	734,676
Province of Ontario 0.375% 4/8/2027 (b)	EUR	283,000	279,708
Province of Ontario 1.05% 9/8/2027	CAD	2,770,000	1,829,999
Province of Ontario 1.75% 9/8/2025	CAD	401,000	276,584
Province of Ontario 1.9% 12/2/2051	CAD	210,000	92,700
Province of Ontario 2.05% 6/2/2030	CAD	59,000	38,568
Province of Ontario 2.15% 6/2/2031	CAD	170,000	109,810
Province of Ontario 2.4% 6/2/2026	CAD	49,000	33,809
Province of Ontario 2.65% 12/2/2050	CAD	49,000	25,763
Province of Ontario 2.7% 6/2/2029	CAD	1,703,000	1,162,440
Province of Ontario 2.8% 6/2/2048	CAD	1,868,000	1,024,752
Province of Ontario 2.9% 12/2/2046	CAD	480,000	269,824
Province of Ontario 2.9% 6/2/2049	CAD	1,735,000	963,728
Province of Ontario 3.65% 6/2/2033	CAD	1,500,000	1,041,198
Province of Ontario 3.75% 12/2/2053	CAD	210,000	135,502
Province of Ontario 4.1% 3/4/2033	CAD	840,000	602,460
Province of Ontario 4.6% 6/2/2039	CAD	230,000	168,243
Province of Ontario 4.7% 6/2/2037	CAD	190,000	140,894
Province of Quebec 0% 10/29/2030 (b)	EUR	1,050,000	926,535
Province of Quebec 0.5% 1/25/2032 (b)	EUR	330,000	290,509
Province of Quebec 1.5% 9/1/2031	CAD	1,966,000	1,211,455
Province of Quebec 1.9% 9/1/2030	CAD	131,000	84,557
Province of Quebec 2.25% 9/15/2026 (b)	GBP	112,000	134,583
Province of Quebec 2.3% 9/1/2029	CAD	1,179,000	789,576
Province of Quebec 2.5% 9/1/2026	CAD	423,000	291,952
Province of Quebec 2.85% 12/1/2053	CAD	110,000	59,106
Province of Quebec 3.1% 12/1/2051	CAD	230,000	131,129
Province of Quebec 3.5% 12/1/2045	CAD	880,000	547,015
Province of Quebec 3.5% 12/1/2048	CAD	270,000	166,236
Province of Quebec 3.6% 9/1/2033	CAD	300,000	206,916
Province of Quebec 3.65% 5/20/2032	CAD	410,000	287,158
Province of Quebec 4.4% 12/1/2055	CAD	260,000	186,217
Province of Quebec 5% 12/1/2038	CAD	90,000	68,459
Province of Quebec 5% 12/1/2041	CAD	420,000	319,258
Province of Saskatchewan 3.1% 6/2/2050	CAD	293,000	168,041
Province of Saskatchewan 3.3% 6/2/2048	CAD	150,000	89,622
Province of Saskatchewan 3.9% 6/2/2033	CAD	70,000	49,463
Province of Saskatchewan 4.75% 6/1/2040	CAD	120,000	89,081
TOTAL CANADA			31,918,000
CHILE - 0.1%
Chilean Republic 1.25% 1/29/2040	EUR	114,000	83,620
Chilean Republic 1.875% 5/27/2030	EUR	100,000	96,724
Chilean Republic 2.3% 10/1/2028 (b)(c)	CLP	245,000,000	217,943
Chilean Republic 5.1% 7/15/2050	CLP	120,000,000	113,794
Chilean Republic 6% 1/1/2043	CLP	200,000,000	207,313
Chilean Republic 7% 5/1/2034 (b)(c)	CLP	105,000,000	114,161
TOTAL CHILE			833,555
CHINA - 13.4%
Peoples Republic of China 0.5% 11/12/2031 (b)	EUR	110,000	96,862
Peoples Republic of China 0.625% 11/25/2035 (b)	EUR	150,000	121,056
Peoples Republic of China 1.35% 9/25/2026	CNY	47,730,000	6,566,441
Peoples Republic of China 1.74% 10/15/2029	CNY	73,620,000	10,236,772
Peoples Republic of China 1.87% 9/15/2031	CNY	8,490,000	1,184,241
Peoples Republic of China 1.91% 7/15/2029	CNY	25,000,000	3,500,037
Peoples Republic of China 2.04% 2/25/2027	CNY	24,640,000	3,438,938
Peoples Republic of China 2.05% 4/15/2029	CNY	32,240,000	4,535,090
Peoples Republic of China 2.11% 8/25/2034	CNY	40,010,000	5,688,985
Peoples Republic of China 2.27% 5/25/2034	CNY	36,660,000	5,280,476
Peoples Republic of China 2.35% 2/25/2034	CNY	19,030,000	2,749,401
Peoples Republic of China 2.37% 1/15/2029	CNY	28,050,000	3,989,449
Peoples Republic of China 2.37% 1/20/2027	CNY	5,670,000	796,183
Peoples Republic of China 2.39% 11/15/2026	CNY	14,910,000	2,089,685
Peoples Republic of China 2.4% 7/15/2028	CNY	50,010,000	7,099,545
Peoples Republic of China 2.44% 10/15/2027	CNY	4,120,000	583,834
Peoples Republic of China 2.48% 4/15/2027	CNY	6,860,000	968,574
Peoples Republic of China 2.5% 7/25/2027	CNY	21,290,000	3,010,711
Peoples Republic of China 2.52% 8/25/2033	CNY	35,920,000	5,242,828
Peoples Republic of China 2.55% 10/15/2028	CNY	36,740,000	5,248,572
Peoples Republic of China 2.6% 9/1/2032	CNY	15,220,000	2,222,217
Peoples Republic of China 2.6% 9/15/2030	CNY	1,630,000	235,922
Peoples Republic of China 2.62% 4/15/2028	CNY	12,130,000	1,731,696
Peoples Republic of China 2.62% 9/25/2029	CNY	13,690,000	1,976,607
Peoples Republic of China 2.64% 1/15/2028	CNY	20,000,000	2,855,560
Peoples Republic of China 2.65% 3/25/2074	CNY	7,760,000	1,287,316
Peoples Republic of China 2.67% 11/25/2033	CNY	25,000,000	3,691,402
Peoples Republic of China 2.68% 5/21/2030	CNY	1,760,000	255,576
Peoples Republic of China 2.7% 11/3/2026	CNY	20,270,000	2,851,765
Peoples Republic of China 2.75% 2/17/2032	CNY	9,650,000	1,422,521
Peoples Republic of China 2.75% 6/15/2029	CNY	11,830,000	1,712,124
Peoples Republic of China 2.76% 5/15/2032	CNY	20,700,000	3,055,861
Peoples Republic of China 2.79% 12/15/2029	CNY	8,320,000	1,213,056
Peoples Republic of China 2.8% 11/15/2032	CNY	12,110,000	1,793,021
Peoples Republic of China 2.8% 3/24/2029	CNY	7,560,000	1,094,659
Peoples Republic of China 2.88% 2/25/2033	CNY	5,620,000	839,306
Peoples Republic of China 3.02% 10/22/2025	CNY	15,570,000	2,167,230
Peoples Republic of China 3.02% 5/27/2031	CNY	2,210,000	329,370
Peoples Republic of China 3.12% 10/25/2052	CNY	9,420,000	1,593,663
Peoples Republic of China 3.19% 4/15/2053	CNY	2,170,000	372,114
Peoples Republic of China 3.27% 11/19/2030	CNY	40,000	6,034
Peoples Republic of China 3.27% 3/25/2073	CNY	6,040,000	1,151,167
Peoples Republic of China 3.32% 4/15/2052	CNY	19,390,000	3,377,930
Peoples Republic of China 3.53% 10/18/2051	CNY	2,230,000	400,551
Peoples Republic of China 3.73% 5/25/2070	CNY	1,050,000	216,602
Peoples Republic of China 3.81% 9/14/2050	CNY	36,960,000	6,867,040
Peoples Republic of China 3.82% 11/19/2068	CNY	5,380,000	1,117,049
Peoples Republic of China 3.86% 7/22/2049	CNY	17,330,000	3,218,935
Peoples Republic of China 4% 6/24/2069	CNY	1,080,000	233,871
Peoples Republic of China 4.12% 8/2/2042	CNY	3,320,000	600,914
Peoples Republic of China 4.3% 10/27/2044	CNY	4,540,000	858,175
TOTAL CHINA			123,176,934
COLOMBIA - 0.3%
Colombian Republic 5.75% 11/3/2027	COP	2,000,000,000	407,243
Colombian Republic 7% 3/26/2031	COP	3,780,000,000	696,436
Colombian Republic 7% 6/30/2032	COP	873,300,000	153,890
Colombian Republic 7.25% 10/18/2034	COP	1,541,500,000	257,718
Colombian Republic 7.5% 8/26/2026	COP	4,005,000,000	882,809
TOTAL COLOMBIA			2,398,096
CROATIA - 0.0%
Republic of Croatia Ministry of Finance 1.125% 6/19/2029 (b)	EUR	151,000	146,539
Republic of Croatia Ministry of Finance 1.75% 3/4/2041 (b)	EUR	200,000	167,485
Republic of Croatia Ministry of Finance 2.7% 6/15/2028 (b)	EUR	200,000	207,833
TOTAL CROATIA			521,857
CYPRUS - 0.0%
Cyprus Government Bond 2.25% 4/16/2050 (b)	EUR	59,000	46,194
Cyprus Government Bond 2.375% 9/25/2028 (b)	EUR	84,000	85,925
Cyprus Government Bond 4.125% 4/13/2033 (b)	EUR	290,000	327,811
TOTAL CYPRUS			459,930
CZECH REPUBLIC - 0.4%
Czech Republic 0.25% 2/10/2027	CZK	27,960,000	1,066,838
Czech Republic 1.2% 3/13/2031	CZK	5,250,000	183,212
Czech Republic 1.25% 2/14/2025	CZK	170,000	6,955
Czech Republic 1.5% 4/24/2040	CZK	10,600,000	296,272
Czech Republic 1.75% 6/23/2032	CZK	7,650,000	268,947
Czech Republic 2% 10/13/2033	CZK	2,230,000	77,152
Czech Republic 4.85% 11/26/2057 (b)	CZK	1,830,000	78,161
Czech Republic 5.5% 12/12/2028	CZK	7,560,000	329,983
Czech Republic 5.75% 3/29/2029	CZK	20,610,000	910,815
TOTAL CZECH REPUBLIC			3,218,335
DENMARK - 0.3%
Danish Kingdom 0% 11/15/2031	DKK	610,000	74,354
Danish Kingdom 0.25% 11/15/2052	DKK	1,761,000	142,778
Danish Kingdom 0.5% 11/15/2027	DKK	3,050,000	408,622
Danish Kingdom 0.5% 11/15/2029	DKK	7,384,000	959,407
Danish Kingdom 2.25% 11/15/2033	DKK	2,510,000	352,963
Danish Kingdom 4.5% 11/15/2039	DKK	3,960,000	700,023
TOTAL DENMARK			2,638,147
ESTONIA - 0.1%
Estonia Government International Bond 4% 10/12/2032 (b)	EUR	470,000	523,327
FINLAND - 0.4%
Finnish Government 0% 9/15/2030 (b)(c)	EUR	260,000	233,777
Finnish Government 0.125% 4/15/2036 (b)(c)	EUR	452,000	343,737
Finnish Government 0.125% 4/15/2052 (b)(c)	EUR	294,000	144,486
Finnish Government 0.25% 9/15/2040 (b)(c)	EUR	433,000	294,722
Finnish Government 0.5% 4/15/2026 (b)(c)	EUR	44,000	44,599
Finnish Government 0.5% 4/15/2043 (b)(c)	EUR	373,000	250,061
Finnish Government 0.5% 9/15/2028 (b)(c)	EUR	890,000	862,416
Finnish Government 1.125% 4/15/2034 (b)(c)	EUR	166,000	149,050
Finnish Government 1.5% 9/15/2032 (b)(c)	EUR	270,000	256,568
Finnish Government 2.625% 7/4/2042 (b)(c)	EUR	20,000	19,625
Finnish Government 2.875% 4/15/2029 (b)(c)	EUR	440,000	464,327
Finnish Government 3% 9/15/2033 (b)(c)	EUR	200,000	210,845
TOTAL FINLAND			3,274,213
FRANCE - 5.9%
Action Logement Services 0.375% 10/5/2031 (b)	EUR	600,000	519,351
Agence France Locale-Societe Territoriale SA 3.125% 3/20/2034 (b)	EUR	100,000	102,104
Caisse d'Amortissement de la Dette Sociale 0% 11/25/2030 (b)	EUR	900,000	789,616
Caisse d'Amortissement de la Dette Sociale 0% 2/25/2028 (b)	EUR	600,000	574,058
Caisse d'Amortissement de la Dette Sociale 0% 5/25/2031 (b)	EUR	300,000	258,623
Caisse d'Amortissement de la Dette Sociale 0.125% 12/15/2025 (b)	GBP	400,000	479,232
Caisse d'Amortissement de la Dette Sociale 1.75% 11/25/2027 (b)	EUR	500,000	506,947
Caisse d'Amortissement de la Dette Sociale 3% 11/25/2031 (b)	EUR	200,000	207,640
French Government 0% 11/25/2029 (b)(c)	EUR	3,307,000	3,014,386
French Government 0% 11/25/2030 (b)(c)	EUR	1,209,000	1,065,338
French Government 0% 11/25/2031 (b)(c)	EUR	3,017,000	2,570,912
French Government 0% 2/25/2026 (b)(c)	EUR	2,683,000	2,708,690
French Government 0% 2/25/2027 (b)(c)	EUR	315,000	310,686
French Government 0% 3/25/2025 (b)(c)	EUR	14,000	14,418
French Government 0% 5/25/2032 (b)(c)	EUR	883,000	737,765
French Government 0.25% 11/25/2026 (b)(c)	EUR	1,615,000	1,611,052
French Government 0.5% 5/25/2026 (b)(c)	EUR	33,000	33,382
French Government 0.5% 5/25/2029 (b)(c)	EUR	1,326,000	1,254,009
French Government 0.5% 5/25/2040 (b)(c)	EUR	3,197,000	2,154,800
French Government 0.5% 5/25/2072 (b)(c)	EUR	1,400,000	495,733
French Government 0.5% 6/25/2044 (b)(c)	EUR	690,000	414,951
French Government 0.75% 2/25/2028 (b)(c)	EUR	3,330,000	3,272,986
French Government 0.75% 5/25/2028 (b)(c)	EUR	473,000	462,692
French Government 0.75% 5/25/2052 (b)(c)	EUR	2,316,000	1,214,852
French Government 0.75% 5/25/2053 (b)(c)	EUR	2,348,000	1,204,005
French Government 1% 11/25/2025 (b)(c)	EUR	36,000	36,853
French Government 1% 5/25/2027 (b)(c)	EUR	3,126,000	3,139,598
French Government 1.25% 5/25/2034 (b)(c)	EUR	137,000	120,242
French Government 1.25% 5/25/2036 (b)(c)	EUR	1,858,000	1,563,091
French Government 1.25% 5/25/2038 (b)(c)	EUR	390,000	311,638
French Government 1.5% 5/25/2031 (b)(c)	EUR	1,913,000	1,831,219
French Government 1.5% 5/25/2050 (b)(c)	EUR	354,000	238,435
French Government 1.75% 5/25/2066 (b)(c)	EUR	33,000	20,755
French Government 1.75% 6/25/2039 (b)(c)	EUR	655,000	553,343
French Government 2% 11/25/2032 (b)(c)	EUR	2,970,000	2,860,025
French Government 2% 5/25/2048 (b)(c)	EUR	124,000	96,382
French Government 2.5% 5/25/2030 (b)(c)	EUR	840,000	861,042
French Government 2.5% 5/25/2043 (b)(c)	EUR	2,480,000	2,212,472
French Government 2.5% 9/24/2026 (b)(c)	EUR	420,000	436,746
French Government 2.5% 9/24/2027 (b)(c)	EUR	3,440,000	3,573,808
French Government 2.75% 2/25/2029 (b)(c)	EUR	2,400,000	2,499,567
French Government 3% 11/25/2034 (b)(c)	EUR	2,610,000	2,660,852
French Government 3% 5/25/2033 (b)(c)	EUR	870,000	896,421
French Government 3% 5/25/2054 (b)(c)	EUR	610,000	552,430
French Government 3.5% 11/25/2033 (b)(c)	EUR	2,300,000	2,451,794
French Government 4% 4/25/2060 (b)(c)	EUR	230,000	251,162
French Government 4.75% 4/25/2035 (b)(c)	EUR	100,000	117,459
Societe Des Grands Projets EPIC 0% 11/25/2030 (b)	EUR	500,000	435,848
Societe Des Grands Projets EPIC 1.7% 5/25/2050 (b)	EUR	500,000	341,433
Ville de Paris 1.375% 11/20/2034 (b)	EUR	100,000	84,929
TOTAL FRANCE			54,125,772
GERMANY - 5.0%
Free State of Saxony 0.01% 12/17/2035 (b)	EUR	490,000	376,142
Gemeinsame Deutsche Bundeslaender 0.01% 2/4/2031 (b)	EUR	50,000	44,316
German Federal Republic 0% 2/15/2032 (b)	EUR	8,000	7,105
German Federal Republic 0% 4/11/2025 (b)	EUR	5,000	5,144
German Federal Republic 0% 4/16/2027 (b)	EUR	3,750,000	3,710,873
German Federal Republic 0% 8/15/2030 (b)	EUR	2,261,000	2,085,704
German Federal Republic 0% 8/15/2031 (b)	EUR	4,080,000	3,673,286
German Federal Republic 0.25% 2/15/2029 (b)	EUR	6,000	5,785
German Federal Republic 0.5% 2/15/2028 (b)	EUR	7,000	6,930
German Federal Republic 1.3% 10/15/2027 (b)(d)	EUR	4,950,000	5,034,394
German Federal Republic 1.8% 8/15/2053 (b)	EUR	1,740,000	1,518,387
German Federal Republic 2.1% 4/12/2029 (b)	EUR	530,000	548,601
German Federal Republic 2.2% 2/15/2034 (b)	EUR	2,860,000	2,930,275
German Federal Republic 2.3% 2/15/2033 (b)	EUR	1,000,000	1,038,266
German Federal Republic 2.4% 11/15/2030 (b)	EUR	1,720,000	1,803,113
German Federal Republic 2.5% 10/11/2029 (b)	EUR	3,710,000	3,902,204
German Federal Republic 2.5% 7/4/2044 (b)	EUR	2,970,000	3,035,842
German Federal Republic 2.5% 8/15/2054 (b)	EUR	1,920,000	1,948,059
German Federal Republic 2.6% 8/15/2033 (b)	EUR	340,000	360,246
German Federal Republic 2.6% 8/15/2034 (b)	EUR	2,170,000	2,293,147
German Federal Republic 3.25% 7/4/2042 (b)	EUR	3,520,000	3,976,595
German Federal Republic 4% 1/4/2037 (b)	EUR	40,000	47,847
German Federal Republic 4.75% 7/4/2040 (b)	EUR	20,000	26,414
Land Berlin 0.125% 11/24/2045 (b)	EUR	270,000	152,558
Land Berlin 2.75% 2/14/2033	EUR	340,000	353,713
State of Brandenburg 0.05% 7/1/2031 (b)	EUR	110,000	96,992
State of Bremen 0.15% 10/24/2031	EUR	50,000	43,878
State of Bremen 0.4% 8/20/2049 (b)	EUR	29,000	15,961
State of Hesse 0.01% 6/18/2031 (b)	EUR	540,000	474,529
State of Hesse 0.125% 10/10/2031	EUR	210,000	184,287
State of Lower Saxony 0.01% 1/10/2031 (b)	EUR	130,000	115,698
State of Lower Saxony 0.01% 11/25/2027 (b)	EUR	430,000	416,110
State of Lower Saxony 0.125% 1/9/2032 (b)	EUR	200,000	174,521
State of Lower Saxony 0.75% 3/21/2031	EUR	170,000	157,929
State of Lower Saxony 1.125% 9/12/2033 (b)	EUR	70,000	63,702
State of North Rhine-Westphalia Germany 0% 10/12/2035 (b)	EUR	80,000	61,182
State of North Rhine-Westphalia Germany 0.2% 1/27/2051 (b)	EUR	50,000	24,773
State of North Rhine-Westphalia Germany 0.2% 3/31/2027 (b)	EUR	1,513,000	1,496,319
State of North Rhine-Westphalia Germany 0.2% 4/9/2030 (b)	EUR	725,000	665,420
State of North Rhine-Westphalia Germany 0.5% 11/25/2039 (b)	EUR	72,000	52,118
State of North Rhine-Westphalia Germany 0.625% 7/21/2031 (b)	EUR	24,000	21,903
State of North Rhine-Westphalia Germany 0.8% 7/30/2049 (b)	EUR	364,000	226,467
State of North Rhine-Westphalia Germany 1.25% 5/12/2036 (b)	EUR	226,000	196,988
State of North Rhine-Westphalia Germany 1.375% 1/15/2120 (b)	EUR	70,000	37,107
State of North Rhine-Westphalia Germany 1.55% 6/16/2048 (b)	EUR	178,000	136,534
State of North Rhine-Westphalia Germany 1.65% 2/22/2038 (b)	EUR	607,000	539,108
State of North Rhine-Westphalia Germany 1.95% 9/26/2078 (b)	EUR	270,000	200,547
State of North Rhine-Westphalia Germany 2% 6/15/2032 (b)	EUR	590,000	583,949
State of North Rhine-Westphalia Germany 2.15% 3/21/2119 (b)	EUR	70,000	52,998
State of Rhineland-Palatinate 0.01% 1/21/2031 (b)	EUR	340,000	302,368
State of Rhineland-Palatinate 0.75% 2/23/2032	EUR	130,000	118,661
State of Saxony-Anhalt 3.15% 2/6/2054	EUR	50,000	51,117
State of Schleswig-Holstein Germany 0.05% 7/8/2031 (b)	EUR	410,000	360,344
TOTAL GERMANY			45,756,456
GREECE - 0.2%
Greek Government 1.875% 1/24/2052 (b)(c)	EUR	320,000	229,090
Greek Government 3.9% 1/30/2033 (b)	EUR	1,280,000	1,401,493
Greek Government 4.2% 1/30/2042 (b)	EUR	110,000	120,891
TOTAL GREECE			1,751,474
HONG KONG - 0.0%
Hong Kong Government 1.59% 3/4/2036	HKD	1,050,000	109,501
HUNGARY - 0.2%
Hungary Government 1% 11/26/2025	HUF	30,380,000	73,636
Hungary Government 1.5% 4/22/2026	HUF	43,280,000	103,186
Hungary Government 1.625% 4/28/2032 (b)	EUR	246,000	217,725
Hungary Government 1.75% 10/10/2027 (b)	EUR	150,000	148,922
Hungary Government 1.75% 6/5/2035 (b)	EUR	80,000	65,593
Hungary Government 2.75% 12/22/2026	HUF	30,520,000	72,051
Hungary Government 3% 4/25/2041	HUF	227,580,000	353,962
Hungary Government 3% 8/21/2030	HUF	64,320,000	138,085
Hungary Government 4.5% 3/23/2028	HUF	112,000,000	266,492
TOTAL HUNGARY			1,439,652
INDONESIA - 0.8%
Indonesia Government 1.45% 9/18/2026	EUR	430,000	431,723
Indonesia Government 5.125% 4/15/2027	IDR	9,200,000,000	549,599
Indonesia Government 5.5% 4/15/2026	IDR	1,000,000	60
Indonesia Government 6.375% 4/15/2042	IDR	900,000,000	51,389
Indonesia Government 6.375% 8/15/2028	IDR	6,111,000,000	371,140
Indonesia Government 6.5% 2/15/2031	IDR	4,193,000,000	253,929
Indonesia Government 6.5% 6/15/2025	IDR	717,000,000	44,477
Indonesia Government 6.625% 2/15/2034	IDR	11,657,000,000	704,178
Indonesia Government 6.875% 4/15/2029	IDR	10,560,000,000	652,359
Indonesia Government 6.875% 8/15/2051	IDR	528,000,000	31,690
Indonesia Government 7% 2/15/2033	IDR	24,508,000,000	1,515,984
Indonesia Government 7% 9/15/2030	IDR	15,924,000,000	985,003
Indonesia Government 7.125% 6/15/2042	IDR	2,600,000,000	161,137
Indonesia Government 7.125% 6/15/2043	IDR	5,576,000,000	346,270
Indonesia Government 7.375% 5/15/2048	IDR	8,728,000,000	553,126
Indonesia Government 7.5% 4/15/2040	IDR	9,622,000,000	618,151
Indonesia Government 7.5% 5/15/2038	IDR	1,631,000,000	104,629
Indonesia Government 7.5% 6/15/2035	IDR	1,449,000,000	92,549
Indonesia Government 8.375% 4/15/2039	IDR	1,794,000,000	123,390
TOTAL INDONESIA			7,590,783
IRELAND - 0.5%
Republic of Ireland Treasury Bill 0.2% 10/18/2030 (b)	EUR	86,000	78,610
Republic of Ireland Treasury Bill 0.2% 5/15/2027 (b)	EUR	225,000	222,878
Republic of Ireland Treasury Bill 0.35% 10/18/2032 (b)	EUR	290,000	255,910
Republic of Ireland Treasury Bill 0.4% 5/15/2035 (b)	EUR	355,000	291,490
Republic of Ireland Treasury Bill 0.55% 4/22/2041 (b)	EUR	130,000	94,316
Republic of Ireland Treasury Bill 0.9% 5/15/2028 (b)	EUR	1,202,000	1,195,792
Republic of Ireland Treasury Bill 1% 5/15/2026 (b)	EUR	188,000	192,072
Republic of Ireland Treasury Bill 1.1% 5/15/2029 (b)	EUR	689,000	678,801
Republic of Ireland Treasury Bill 1.3% 5/15/2033 (b)	EUR	570,000	536,580
Republic of Ireland Treasury Bill 1.5% 5/15/2050 (b)	EUR	310,000	240,471
Republic of Ireland Treasury Bill 1.7% 5/15/2037 (b)	EUR	380,000	348,541
TOTAL IRELAND			4,135,461
ISRAEL - 0.2%
Israel Government 1% 3/31/2030	ILS	1,812,000	423,027
Israel Government 1.3% 4/30/2032	ILS	840,000	187,625
Israel Government 1.5% 1/16/2029 (b)	EUR	335,000	320,986
Israel Government 1.5% 5/31/2037	ILS	738,000	144,568
Israel Government 2.8% 11/29/2052	ILS	930,000	176,419
Israel Government 3.75% 2/28/2029	ILS	830,000	224,003
Israel Government 3.75% 3/31/2047	ILS	476,000	113,038
Israel Government 4% 3/30/2035	ILS	1,480,000	391,242
TOTAL ISRAEL			1,980,908
ITALY - 5.6%
Cassa Depositi e Prestiti SpA 1% 2/11/2030 (b)	EUR	100,000	93,034
Italian Republic 0.45% 2/15/2029 (b)	EUR	190,000	179,905
Italian Republic 0.5% 7/15/2028 (b)	EUR	1,040,000	1,002,289
Italian Republic 0.85% 1/15/2027 (b)	EUR	81,000	81,464
Italian Republic 0.9% 4/1/2031 (b)	EUR	82,000	74,662
Italian Republic 0.95% 6/1/2032 (b)	EUR	701,000	621,051
Italian Republic 0.95% 8/1/2030 (b)	EUR	142,000	132,132
Italian Republic 0.95% 9/15/2027 (b)	EUR	1,948,000	1,939,378
Italian Republic 1.1% 4/1/2027 (b)	EUR	2,024,000	2,037,416
Italian Republic 1.35% 4/1/2030 (b)	EUR	1,950,000	1,871,444
Italian Republic 1.45% 3/1/2036 (b)(c)	EUR	1,347,000	1,125,887
Italian Republic 1.45% 5/15/2025 (b)	EUR	80,000	82,561
Italian Republic 1.6% 6/1/2026 (b)	EUR	179,000	183,693
Italian Republic 1.65% 3/1/2032 (b)(c)	EUR	575,000	539,974
Italian Republic 1.7% 9/1/2051 (b)(c)	EUR	536,000	355,128
Italian Republic 1.8% 3/1/2041 (b)(c)	EUR	2,541,000	1,987,711
Italian Republic 2.05% 8/1/2027 (b)	EUR	213,000	218,648
Italian Republic 2.1% 7/15/2026 (b)	EUR	1,186,000	1,225,570
Italian Republic 2.15% 3/1/2072 (b)(c)	EUR	520,000	341,933
Italian Republic 2.15% 9/1/2052 (b)(c)	EUR	962,000	692,396
Italian Republic 2.2% 6/1/2027 (b)	EUR	1,612,000	1,662,826
Italian Republic 2.25% 9/1/2036 (b)(c)	EUR	639,000	579,837
Italian Republic 2.45% 9/1/2033 (b)(c)	EUR	897,000	871,001
Italian Republic 2.45% 9/1/2050 (b)(c)	EUR	77,000	60,382
Italian Republic 2.5% 11/15/2025 (b)	EUR	2,093,000	2,172,153
Italian Republic 2.5% 12/1/2032 (b)	EUR	260,000	255,909
Italian Republic 2.65% 12/1/2027 (b)	EUR	640,000	665,622
Italian Republic 2.7% 3/1/2047 (b)(c)	EUR	116,000	98,521
Italian Republic 2.8% 3/1/2067 (b)(c)	EUR	120,000	95,296
Italian Republic 2.8% 6/15/2029 (b)	EUR	1,740,000	1,806,496
Italian Republic 2.95% 9/1/2038 (b)(c)	EUR	433,000	411,500
Italian Republic 3% 8/1/2029 (b)	EUR	1,708,000	1,789,773
Italian Republic 3.1% 3/1/2040 (b)(c)	EUR	1,208,000	1,148,631
Italian Republic 3.15% 11/15/2031 (b)(c)	EUR	680,000	703,722
Italian Republic 3.35% 3/1/2035 (b)(c)	EUR	1,808,000	1,857,596
Italian Republic 3.45% 3/1/2048 (b)(c)	EUR	1,000	955
Italian Republic 3.45% 7/15/2027 (b)	EUR	5,010,000	5,312,184
Italian Republic 3.45% 7/15/2031 (b)	EUR	1,450,000	1,531,397
Italian Republic 3.5% 2/15/2031 (b)(c)	EUR	330,000	350,149
Italian Republic 3.6% 9/29/2025 (b)	EUR	620,000	647,484
Italian Republic 3.7% 6/15/2030 (b)	EUR	1,220,000	1,310,584
Italian Republic 3.8% 4/15/2026 (b)	EUR	630,000	664,136
Italian Republic 3.85% 12/15/2029 (b)	EUR	1,770,000	1,917,242
Italian Republic 3.85% 2/1/2035 (b)	EUR	500,000	533,524
Italian Republic 3.85% 7/1/2034 (b)	EUR	1,280,000	1,368,856
Italian Republic 3.85% 9/1/2049 (b)(c)	EUR	679,000	686,075
Italian Republic 4% 11/15/2030 (b)	EUR	2,510,000	2,737,211
Italian Republic 4.1% 2/1/2029 (b)	EUR	130,000	141,705
Italian Republic 4.15% 10/1/2039 (b)(c)	EUR	50,000	53,667
Italian Republic 4.2% 3/1/2034 (b)	EUR	590,000	649,881
Italian Republic 4.4% 5/1/2033 (b)	EUR	760,000	850,966
Italian Republic 4.45% 9/1/2043 (b)(c)	EUR	2,310,000	2,545,480
Italian Republic 4.5% 10/1/2053 (b)(c)	EUR	390,000	431,147
Italian Republic 4.5% 3/1/2026 (b)(c)	EUR	50,000	53,072
Italian Republic 5% 3/1/2025 (b)(c)	EUR	80,000	83,158
Italian Republic 5% 8/1/2034 (b)(c)	EUR	20,000	23,386
Italian Republic 5% 8/1/2039 (b)(c)	EUR	20,000	23,506
Italian Republic 6.5% 11/1/2027 (b)	EUR	50,000	57,406
TOTAL ITALY			50,938,712
JAPAN - 9.9%
Japan Government 0.005% 3/20/2027	JPY	121,200,000	760,730
Japan Government 0.005% 6/20/2027	JPY	230,000,000	1,441,277
Japan Government 0.1% 12/20/2026	JPY	70,150,000	441,738
Japan Government 0.1% 12/20/2027	JPY	75,800,000	474,614
Japan Government 0.1% 12/20/2028	JPY	69,800,000	433,577
Japan Government 0.1% 12/20/2029	JPY	617,250,000	3,801,926
Japan Government 0.1% 12/20/2030	JPY	83,550,000	510,486
Japan Government 0.1% 12/20/2031	JPY	365,450,000	2,207,634
Japan Government 0.1% 3/20/2025	JPY	50,000	317
Japan Government 0.1% 3/20/2026	JPY	19,900,000	125,897
Japan Government 0.1% 3/20/2027	JPY	295,100,000	1,856,123
Japan Government 0.1% 3/20/2028	JPY	53,650,000	335,355
Japan Government 0.1% 3/20/2029	JPY	23,050,000	142,862
Japan Government 0.1% 3/20/2030	JPY	15,400,000	94,669
Japan Government 0.1% 3/20/2031	JPY	407,600,000	2,483,395
Japan Government 0.1% 6/20/2027	JPY	459,900,000	2,888,650
Japan Government 0.1% 6/20/2028	JPY	30,400,000	189,638
Japan Government 0.1% 6/20/2030	JPY	393,950,000	2,417,305
Japan Government 0.1% 9/20/2026	JPY	63,300,000	399,102
Japan Government 0.1% 9/20/2027	JPY	177,000,000	1,110,090
Japan Government 0.1% 9/20/2027	JPY	510,700,000	3,203,053
Japan Government 0.1% 9/20/2028	JPY	231,650,000	1,442,135
Japan Government 0.1% 9/20/2030	JPY	362,600,000	2,220,100
Japan Government 0.2% 12/20/2027	JPY	169,000,000	1,061,334
Japan Government 0.2% 12/20/2028	JPY	46,550,000	290,329
Japan Government 0.2% 3/20/2032	JPY	28,000,000	169,822
Japan Government 0.2% 6/20/2028	JPY	54,650,000	342,088
Japan Government 0.2% 6/20/2032	JPY	84,300,000	509,733
Japan Government 0.2% 6/20/2036	JPY	272,850,000	1,540,459
Japan Government 0.2% 9/20/2032	JPY	53,150,000	320,309
Japan Government 0.3% 12/20/2025	JPY	821,250,000	5,212,898
Japan Government 0.3% 12/20/2039	JPY	900,000	4,765
Japan Government 0.3% 6/20/2039	JPY	158,200,000	847,671
Japan Government 0.3% 6/20/2046	JPY	137,800,000	622,331
Japan Government 0.3% 9/20/2039	JPY	56,150,000	299,016
Japan Government 0.4% 3/20/2036	JPY	192,500,000	1,118,028
Japan Government 0.4% 3/20/2040	JPY	51,800,000	277,033
Japan Government 0.4% 3/20/2050	JPY	35,400,000	150,694
Japan Government 0.4% 3/20/2056	JPY	505,000,000	1,875,733
Japan Government 0.4% 6/20/2025	JPY	12,550,000	79,814
Japan Government 0.4% 6/20/2040	JPY	10,450,000	55,553
Japan Government 0.4% 9/20/2040	JPY	73,150,000	386,608
Japan Government 0.4% 9/20/2049	JPY	5,450,000	23,491
Japan Government 0.5% 12/20/2038	JPY	15,550,000	86,740
Japan Government 0.5% 3/20/2033	JPY	20,850,000	128,003
Japan Government 0.5% 3/20/2049	JPY	10,450,000	46,857
Japan Government 0.5% 9/20/2036	JPY	93,750,000	545,829
Japan Government 0.6% 12/20/2033	JPY	301,400,000	1,849,986
Japan Government 0.6% 12/20/2037	JPY	6,700,000	38,625
Japan Government 0.6% 6/20/2037	JPY	204,850,000	1,191,696
Japan Government 0.6% 6/20/2050	JPY	27,350,000	122,463
Japan Government 0.7% 12/20/2048	JPY	10,800,000	51,208
Japan Government 0.7% 3/20/2037	JPY	22,050,000	130,403
Japan Government 0.7% 6/20/2048	JPY	13,100,000	62,654
Japan Government 0.7% 9/20/2038	JPY	1,033,250,000	5,956,595
Japan Government 0.8% 3/20/2034	JPY	190,550,000	1,187,055
Japan Government 0.8% 3/20/2042	JPY	149,000,000	817,523
Japan Government 0.8% 9/20/2033	JPY	83,150,000	520,799
Japan Government 0.8% 9/20/2047	JPY	10,200,000	50,630
Japan Government 0.9% 3/20/2057	JPY	184,150,000	803,322
Japan Government 0.9% 6/20/2042	JPY	345,000,000	1,917,283
Japan Government 0.9% 9/20/2034	JPY	598,400,000	3,738,493
Japan Government 0.9% 9/20/2048	JPY	249,150,000	1,245,837
Japan Government 1% 12/20/2035	JPY	647,550,000	4,031,194
Japan Government 1% 3/20/2052	JPY	170,000,000	819,483
Japan Government 1.1% 3/20/2043	JPY	45,600,000	259,049
Japan Government 1.1% 6/20/2034	JPY	27,100,000	172,853
Japan Government 1.1% 6/20/2043	JPY	110,150,000	623,279
Japan Government 1.1% 9/20/2042	JPY	219,650,000	1,257,189
Japan Government 1.2% 3/20/2035	JPY	19,650,000	125,724
Japan Government 1.2% 6/20/2053	JPY	98,900,000	494,258
Japan Government 1.3% 12/20/2043	JPY	398,750,000	2,320,426
Japan Government 1.3% 3/20/2063	JPY	47,600,000	213,870
Japan Government 1.3% 6/20/2052	JPY	232,000,000	1,203,873
Japan Government 1.4% 12/20/2042	JPY	193,650,000	1,160,337
Japan Government 1.4% 12/20/2045	JPY	307,650,000	1,774,201
Japan Government 1.4% 3/20/2053	JPY	110,700,000	583,763
Japan Government 1.4% 3/20/2055	JPY	5,500,000	28,442
Japan Government 1.4% 9/20/2052	JPY	52,050,000	276,127
Japan Government 1.5% 9/20/2043	JPY	51,950,000	313,638
Japan Government 1.6% 12/20/2052	JPY	170,150,000	944,738
Japan Government 1.6% 12/20/2053	JPY	171,100,000	941,564
Japan Government 1.6% 3/20/2033	JPY	4,300,000	28,765
Japan Government 1.6% 3/20/2044	JPY	163,650,000	999,020
Japan Government 1.6% 6/20/2030	JPY	4,600,000	30,566
Japan Government 1.8% 9/20/2044	JPY	438,650,000	2,751,916
Japan Government 1.8% 9/20/2053	JPY	32,000,000	185,224
Japan Government 1.9% 3/20/2053	JPY	42,450,000	251,945
Japan Government 1.9% 6/20/2044	JPY	66,600,000	425,898
Japan Government 2% 3/20/2042	JPY	110,000,000	727,645
Japan Government 2.1% 9/20/2054	JPY	106,900,000	657,196
Japan Government 2.2% 3/20/2064	JPY	362,550,000	2,114,677
Japan Government 2.2% 6/20/2054	JPY	19,550,000	123,025
Japan Government 2.3% 5/20/2032	JPY	1,000,000	7,001
TOTAL JAPAN			90,507,269
KOREA (SOUTH) - 2.1%
Korean Republic 1.125% 9/10/2039	KRW	321,370,000	171,885
Korean Republic 1.25% 3/10/2026	KRW	2,172,900,000	1,445,552
Korean Republic 1.375% 12/10/2029	KRW	41,420,000	26,074
Korean Republic 1.375% 6/10/2030	KRW	902,510,000	563,289
Korean Republic 1.5% 12/10/2026	KRW	32,000,000	21,167
Korean Republic 1.5% 12/10/2030	KRW	1,681,130,000	1,047,757
Korean Republic 1.5% 9/10/2040	KRW	2,069,710,000	1,158,174
Korean Republic 1.875% 3/10/2051	KRW	2,378,220,000	1,331,462
Korean Republic 2% 3/10/2049	KRW	381,850,000	220,902
Korean Republic 2% 6/10/2031	KRW	2,503,570,000	1,599,207
Korean Republic 2.125% 3/10/2047	KRW	29,200,000	17,401
Korean Republic 2.125% 6/10/2027	KRW	1,520,000,000	1,015,340
Korean Republic 2.375% 12/10/2027	KRW	50,660,000	34,029
Korean Republic 2.375% 12/10/2028	KRW	514,930,000	344,013
Korean Republic 2.375% 12/10/2031	KRW	600,000,000	390,673
Korean Republic 2.375% 9/10/2038	KRW	415,730,000	265,216
Korean Republic 2.5% 3/10/2052	KRW	1,402,900,000	895,351
Korean Republic 2.625% 3/10/2048	KRW	622,670,000	405,773
Korean Republic 2.625% 6/10/2028	KRW	940,310,000	635,315
Korean Republic 2.75% 9/10/2054	KRW	1,269,760,000	849,468
Korean Republic 3.25% 3/10/2026	KRW	617,000,000	420,113
Korean Republic 3.25% 3/10/2028	KRW	1,690,020,000	1,164,428
Korean Republic 3.25% 3/10/2053	KRW	1,849,990,000	1,372,524
Korean Republic 3.25% 3/10/2054	KRW	250,000,000	184,573
Korean Republic 3.25% 6/10/2027	KRW	1,157,040,000	793,505
Korean Republic 3.25% 6/10/2033	KRW	800,600,000	549,487
Korean Republic 3.25% 9/10/2042	KRW	1,205,650,000	863,971
Korean Republic 3.375% 6/10/2032	KRW	838,210,000	581,166
Korean Republic 3.625% 9/10/2053	KRW	490,000,000	386,546
Korean Republic 3.875% 9/10/2043	KRW	589,180,000	457,053
TOTAL KOREA (SOUTH)			19,211,414
LATVIA - 0.1%
Latvia Government International Bond 1.125% 5/30/2028 (b)	EUR	330,000	324,650
Latvia Government International Bond 1.375% 5/16/2036 (b)	EUR	490,000	421,701
Latvia Government International Bond 1.375% 9/23/2025 (b)	EUR	100,000	102,130
TOTAL LATVIA			848,481
LITHUANIA - 0.0%
Lithuania Government 0.5% 6/19/2029 (b)	EUR	32,000	29,818
Lithuania Government 2.1% 5/26/2047 (b)	EUR	110,000	85,173
Lithuania Government 2.125% 10/22/2035 (b)	EUR	57,000	52,419
Lithuania Government 3.875% 6/14/2033 (b)	EUR	90,000	98,280
TOTAL LITHUANIA			265,690
LUXEMBOURG - 0.0%
Luxembourg Government 0% 11/13/2026 (b)	EUR	230,000	228,538
Luxembourg Government 0% 4/28/2025 (b)	EUR	35,000	35,940
State of the Grand-Duchy of Luxembourg 0% 9/14/2032 (b)	EUR	210,000	177,750
TOTAL LUXEMBOURG			442,228
MALAYSIA - 0.8%
Malaysia Government 3.519% 4/20/2028	MYR	4,960,000	1,107,417
Malaysia Government 3.582% 7/15/2032	MYR	2,240,000	493,186
Malaysia Government 3.757% 5/22/2040	MYR	2,310,000	499,846
Malaysia Government 3.828% 7/5/2034	MYR	3,760,000	840,419
Malaysia Government 3.885% 8/15/2029	MYR	1,820,000	411,406
Malaysia Government 3.899% 11/16/2027	MYR	3,032,000	685,158
Malaysia Government 3.9% 11/30/2026	MYR	2,999,000	676,480
Malaysia Government 3.906% 7/15/2026	MYR	171,000	38,531
Malaysia Government 4.065% 6/15/2050	MYR	2,823,000	620,372
Malaysia Government 4.119% 11/30/2034	MYR	831,000	189,782
Malaysia Government 4.128% 8/15/2025	MYR	405,000	91,053
Malaysia Government 4.457% 3/31/2053	MYR	820,000	191,038
Malaysia Government 4.504% 4/30/2029	MYR	560,000	129,626
Malaysia Government 4.642% 11/7/2033	MYR	2,170,000	513,962
Malaysia Government 4.696% 10/15/2042	MYR	2,150,000	516,986
Malaysia Government 4.724% 6/15/2033	MYR	2,083,000	494,754
Malaysia Government 4.736% 3/15/2046	MYR	90,000	21,888
Malaysia Government 4.921% 7/6/2048	MYR	50,000	12,502
Malaysia Government 4.935% 9/30/2043	MYR	150,000	37,207
TOTAL MALAYSIA			7,571,613
MEXICO - 0.7%
United Mexican States 1.125% 1/17/2030	EUR	100,000	90,896
United Mexican States 2.125% 10/25/2051	EUR	100,000	59,431
United Mexican States 2.25% 8/12/2036	EUR	130,000	104,821
United Mexican States 2.875% 4/8/2039	EUR	185,000	152,168
United Mexican States 5.5% 3/4/2027	MXN	45,500,000	2,002,046
United Mexican States 5.75% 3/5/2026	MXN	26,769,000	1,226,828
United Mexican States 7.5% 5/26/2033	MXN	10,860,000	441,521
United Mexican States 7.5% 6/3/2027	MXN	2,000,000	91,179
United Mexican States 7.75% 11/13/2042	MXN	14,660,000	538,643
United Mexican States 7.75% 11/23/2034	MXN	17,320,000	694,800
United Mexican States 8% 11/7/2047	MXN	13,363,000	491,583
United Mexican States 8.5% 5/31/2029	MXN	10,000,000	454,681
TOTAL MEXICO			6,348,597
MULTI-NATIONAL - 2.4%
European Financial Stability Facility 0% 10/13/2027 (b)	EUR	85,000	82,531
European Financial Stability Facility 0.05% 1/18/2052 (b)	EUR	225,000	104,743
European Financial Stability Facility 0.05% 10/17/2029 (b)	EUR	23,000	21,221
European Financial Stability Facility 0.625% 10/16/2026 (b)	EUR	466,000	468,990
European Financial Stability Facility 0.7% 1/20/2050 (b)	EUR	176,000	106,499
European Financial Stability Facility 0.75% 5/3/2027 (b)	EUR	43,000	43,016
European Financial Stability Facility 0.875% 4/10/2035 (b)	EUR	610,000	520,684
European Financial Stability Facility 1.25% 5/24/2033 (b)	EUR	1,849,000	1,705,348
European Financial Stability Facility 1.45% 9/5/2040 (b)	EUR	1,125,000	925,908
European Financial Stability Facility 3.375% 8/30/2038 (b)	EUR	50,000	53,529
European Stability Mechanism Treasury Bill 0.01% 3/4/2030 (b)	EUR	35,000	31,911
European Stability Mechanism Treasury Bill 0.5% 3/5/2029 (b)	EUR	2,229,000	2,133,817
European Stability Mechanism Treasury Bill 0.75% 3/15/2027 (b)	EUR	184,000	184,349
European Stability Mechanism Treasury Bill 0.75% 9/5/2028 (b)	EUR	48,000	46,895
European Stability Mechanism Treasury Bill 0.875% 7/18/2042 (b)	EUR	266,000	195,089
European Stability Mechanism Treasury Bill 1.125% 5/3/2032 (b)	EUR	47,000	43,928
European Stability Mechanism Treasury Bill 1.2% 5/23/2033 (b)	EUR	37,000	34,147
European Stability Mechanism Treasury Bill 1.625% 11/17/2036 (b)	EUR	218,000	197,870
European Stability Mechanism Treasury Bill 1.85% 12/1/2055 (b)	EUR	186,000	145,147
European Union 0% 10/4/2030 (b)	EUR	2,889,000	2,589,160
European Union 0% 11/4/2025 (b)	EUR	1,426,000	1,448,865
European Union 0% 7/4/2035 (b)	EUR	3,297,000	2,520,720
European Union 0.1% 10/4/2040 (b)	EUR	946,000	613,851
European Union 0.25% 4/22/2036 (b)	EUR	380,000	292,525
European Union 0.3% 11/4/2050 (b)	EUR	562,000	290,385
European Union 0.45% 5/2/2046 (b)	EUR	170,000	102,458
European Union 0.45% 7/4/2041 (b)	EUR	162,000	109,283
European Union 0.7% 7/6/2051 (b)	EUR	1,070,000	619,796
European Union 0.8% 7/4/2025 (b)	EUR	1,760,000	1,807,957
European Union 0.875% 3/11/2037 (b)	EUR	100,000	81,342
European Union 1.125% 4/4/2036 (b)	EUR	94,000	81,084
European Union 1.25% 2/4/2043 (b)	EUR	172,000	129,561
European Union 1.25% 4/4/2033 (b)	EUR	1,418,000	1,318,890
European Union 2% 10/4/2027 (b)	EUR	860,000	884,345
European Union 2.5% 10/4/2052 (b)	EUR	380,000	333,435
European Union 3% 3/4/2053 (b)	EUR	1,120,000	1,083,351
European Union 3.375% 10/5/2054 (b)	EUR	490,000	503,371
TOTAL MULTI-NATIONAL			21,856,001
NETHERLANDS - 1.1%
Dutch Government 0% 1/15/2027 (b)(c)	EUR	1,052,000	1,044,951
Dutch Government 0% 1/15/2052 (b)(c)	EUR	285,000	146,027
Dutch Government 0% 7/15/2030 (b)(c)	EUR	408,000	372,210
Dutch Government 0.25% 7/15/2025 (b)(c)	EUR	91,000	93,149
Dutch Government 0.25% 7/15/2029 (b)(c)	EUR	1,336,000	1,265,145
Dutch Government 0.5% 1/15/2040 (b)(c)	EUR	1,722,000	1,301,305
Dutch Government 0.5% 7/15/2026 (b)(c)	EUR	714,000	721,980
Dutch Government 0.5% 7/15/2032 (b)(c)	EUR	1,061,000	952,238
Dutch Government 0.75% 7/15/2027 (b)(c)	EUR	866,000	866,922
Dutch Government 0.75% 7/15/2028 (b)(c)	EUR	740,000	729,383
Dutch Government 2% 1/15/2054 (b)(c)	EUR	530,000	471,921
Dutch Government 2.5% 1/15/2033 (b)(c)	EUR	80,000	82,979
Dutch Government 2.5% 7/15/2033 (b)(c)	EUR	540,000	558,140
Dutch Government 2.5% 7/15/2034 (b)(c)	EUR	190,000	195,284
Dutch Government 3.25% 1/15/2044 (b)(c)	EUR	500,000	556,058
Dutch Government 3.75% 1/15/2042 (b)(c)	EUR	530,000	623,073
Dutch Government 4% 1/15/2037 (b)(c)	EUR	30,000	35,277
TOTAL NETHERLANDS			10,016,042
NEW ZEALAND - 0.3%
New Zealand Government 0.5% 5/15/2026	NZD	1,590,000	852,766
New Zealand Government 1.5% 5/15/2031	NZD	2,032,000	973,532
New Zealand Government 1.75% 5/15/2041	NZD	82,000	29,690
New Zealand Government 2.75% 4/15/2037 (b)	NZD	410,000	188,069
New Zealand Government 4.25% 5/15/2034	NZD	1,430,000	789,428
New Zealand Government 5% 5/15/2054	NZD	170,000	93,403
New Zealand Local Government Funding Agency Bond 5.1% 11/28/2030	AUD	50,000	31,562
TOTAL NEW ZEALAND			2,958,450
NORWAY - 0.2%
Kingdom of Norway 1.5% 2/19/2026 (b)(c)	NOK	10,000	854
Kingdom of Norway 1.75% 2/17/2027 (b)(c)	NOK	16,010,000	1,346,492
Kingdom of Norway 3% 8/15/2033 (b)(c)	NOK	2,060,000	169,753
Kingdom of Norway 3.5% 10/6/2042 (b)(c)	NOK	2,430,000	202,689
TOTAL NORWAY			1,719,788
PERU - 0.1%
Peruvian Republic 5.4% 8/12/2034	PEN	550,000	133,520
Peruvian Republic 6.15% 8/12/2032	PEN	2,364,000	623,815
Peruvian Republic 6.7142% 2/12/2055	PEN	500,000	130,335
Peruvian Republic 9.331% 8/12/2039 (b)(c)(e)	PEN	964,000	269,194
TOTAL PERU			1,156,864
POLAND - 0.6%
Bank Gospodarstwa Krajowego 4% 3/13/2032 (b)	EUR	330,000	349,966
Republic of Poland 0% 2/10/2025 (b)	EUR	41,000	42,316
Republic of Poland 1% 3/7/2029 (b)	EUR	309,000	300,172
Republic of Poland 1.25% 10/25/2030	PLN	396,000	75,549
Republic of Poland 1.75% 4/25/2032	PLN	5,520,000	1,022,023
Republic of Poland 2% 3/8/2049 (b)	EUR	17,000	12,736
Republic of Poland 2.5% 7/25/2026	PLN	6,990,000	1,626,886
Republic of Poland 2.5% 7/25/2027	PLN	3,047,000	690,210
Republic of Poland 2.75% 10/25/2029	PLN	2,390,000	512,225
Republic of Poland 3.875% 2/14/2033 (b)	EUR	220,000	237,103
Republic of Poland 4% 4/25/2047	PLN	96,000	17,408
Republic of Poland 4.125% 1/11/2044 (b)	EUR	50,000	53,022
Republic of Poland 5% 10/25/2034	PLN	470,000	106,330
Republic of Poland 5.75% 4/25/2029	PLN	1,320,000	321,143
TOTAL POLAND			5,367,089
PORTUGAL - 0.5%
Portugal Obrigacoes do Tesouro OT 0.475% 10/18/2030 (b)(c)	EUR	258,000	240,302
Portugal Obrigacoes do Tesouro OT 0.7% 10/15/2027 (b)(c)	EUR	350,000	348,878
Portugal Obrigacoes do Tesouro OT 0.9% 10/12/2035 (b)(c)	EUR	734,000	619,115
Portugal Obrigacoes do Tesouro OT 1% 4/12/2052 (b)(c)	EUR	220,000	132,970
Portugal Obrigacoes do Tesouro OT 1.65% 7/16/2032 (b)(c)	EUR	3,000	2,912
Portugal Obrigacoes do Tesouro OT 1.95% 6/15/2029 (b)(c)	EUR	458,000	468,464
Portugal Obrigacoes do Tesouro OT 2.25% 4/18/2034 (b)(c)	EUR	260,000	257,887
Portugal Obrigacoes do Tesouro OT 2.875% 10/15/2025 (b)(c)	EUR	22,000	22,864
Portugal Obrigacoes do Tesouro OT 2.875% 10/20/2034 (b)(c)	EUR	390,000	404,713
Portugal Obrigacoes do Tesouro OT 2.875% 7/21/2026 (b)(c)	EUR	33,000	34,574
Portugal Obrigacoes do Tesouro OT 3.625% 6/12/2054 (b)(c)	EUR	150,000	160,207
Portugal Obrigacoes do Tesouro OT 3.875% 2/15/2030 (b)(c)	EUR	760,000	846,561
Portugal Obrigacoes do Tesouro OT 4.125% 4/14/2027 (b)(c)	EUR	524,000	567,474
Republic of Portugal 2.125% 10/17/2028 (b)(c)	EUR	70,000	72,336
TOTAL PORTUGAL			4,179,257
ROMANIA - 0.3%
Romanian Republic 1.375% 12/2/2029 (b)	EUR	567,000	501,067
Romanian Republic 2.125% 3/7/2028 (b)	EUR	470,000	456,572
Romanian Republic 2.5% 10/25/2027	RON	2,330,000	429,628
Romanian Republic 2.875% 4/13/2042 (b)	EUR	60,000	40,087
Romanian Republic 2.875% 5/26/2028 (b)	EUR	32,000	31,709
Romanian Republic 3.375% 1/28/2050 (b)	EUR	54,000	36,345
Romanian Republic 3.5% 11/25/2025	RON	4,230,000	855,966
Romanian Republic 4.75% 10/11/2034	RON	1,110,000	190,075
Romanian Republic 4.85% 7/25/2029	RON	1,570,000	297,038
Romanian Republic 7.2% 10/30/2033	RON	1,360,000	279,407
TOTAL ROMANIA			3,117,894
RUSSIA - 0.0%
Ministry of Finance of the Russian Federation 7.6% (f)(g)	RUB	4,237,000	0
SAUDI ARABIA - 0.0%
Kingdom of Saudi Arabia 2% 7/9/2039 (b)	EUR	163,000	130,656
SINGAPORE - 0.5%
Republic of Singapore 1.625% 7/1/2031	SGD	520,000	353,074
Republic of Singapore 1.875% 10/1/2051	SGD	330,000	199,240
Republic of Singapore 2.125% 6/1/2026	SGD	271,000	196,517
Republic of Singapore 2.25% 8/1/2036	SGD	768,000	528,369
Republic of Singapore 2.375% 7/1/2039	SGD	325,000	222,337
Republic of Singapore 2.625% 5/1/2028	SGD	1,016,000	741,357
Republic of Singapore 2.625% 8/1/2032	SGD	310,000	223,051
Republic of Singapore 2.75% 3/1/2046	SGD	20,000	14,436
Republic of Singapore 2.75% 4/1/2042	SGD	260,000	188,264
Republic of Singapore 2.875% 9/1/2027	SGD	690,000	507,252
Republic of Singapore 3% 8/1/2072 (b)	SGD	200,000	153,485
Republic of Singapore Treasury Bills 3% 4/1/2029	SGD	1,280,000	947,854
TOTAL SINGAPORE			4,275,236
SLOVAKIA - 0.2%
Slovakia Treasury Bill 0.125% 6/17/2027 (b)	EUR	288,000	281,898
Slovakia Treasury Bill 0.25% 5/14/2025 (b)	EUR	84,000	86,202
Slovakia Treasury Bill 0.75% 4/9/2030 (b)	EUR	400,000	374,045
Slovakia Treasury Bill 1% 10/13/2051 (b)	EUR	160,000	85,818
Slovakia Treasury Bill 1% 10/9/2030 (b)	EUR	110,000	102,948
Slovakia Treasury Bill 1.625% 1/21/2031 (b)	EUR	348,000	335,863
Slovakia Treasury Bill 1.875% 3/9/2037 (b)	EUR	515,000	445,342
Slovakia Treasury Bill 3.75% 3/6/2034 (b)	EUR	180,000	191,930
TOTAL SLOVAKIA			1,904,046
SLOVENIA - 0.1%
Republic of Slovenia 0.125% 7/1/2031 (b)	EUR	288,000	253,774
Republic of Slovenia 1.1875% 3/14/2029 (b)	EUR	110,000	109,051
Republic of Slovenia 1.25% 3/22/2027 (b)	EUR	84,000	85,365
Republic of Slovenia 1.75% 11/3/2040 (b)	EUR	89,000	75,150
Republic of Slovenia 2.125% 7/28/2025 (b)	EUR	64,000	66,133
Republic of Slovenia 2.25% 3/3/2032 (b)	EUR	230,000	230,092
Republic of Slovenia 3.125% 8/7/2045 (b)	EUR	230,000	227,316
Republic of Slovenia 3.625% 3/11/2033 (b)	EUR	110,000	120,215
TOTAL SLOVENIA			1,167,096
SPAIN - 3.3%
Autonomous Community of Madrid Spain 0.827% 7/30/2027 (b)	EUR	50,000	49,674
Autonomous Community of Madrid Spain 1.571% 4/30/2029 (b)	EUR	316,000	312,541
Basque Government 1.45% 4/30/2028 (b)	EUR	370,000	369,888
Junta de Andalucia 0.5% 4/30/2031 (b)	EUR	180,000	159,594
Spanish Kingdom 0% 1/31/2027	EUR	880,000	869,863
Spanish Kingdom 0% 1/31/2028	EUR	680,000	654,974
Spanish Kingdom 0.1% 4/30/2031 (b)(c)	EUR	1,410,000	1,242,197
Spanish Kingdom 0.5% 10/31/2031 (b)(c)	EUR	976,000	871,898
Spanish Kingdom 0.5% 4/30/2030 (b)(c)	EUR	143,000	132,916
Spanish Kingdom 0.6% 10/31/2029 (b)(c)	EUR	574,000	542,706
Spanish Kingdom 0.7% 4/30/2032 (b)(c)	EUR	140,000	124,986
Spanish Kingdom 0.8% 7/30/2027 (b)(c)	EUR	1,203,000	1,198,453
Spanish Kingdom 0.85% 7/30/2037 (b)(c)	EUR	1,098,000	856,048
Spanish Kingdom 1% 10/31/2050 (b)(c)	EUR	1,856,000	1,097,408
Spanish Kingdom 1% 7/30/2042 (b)(c)	EUR	171,000	120,334
Spanish Kingdom 1.2% 10/31/2040 (b)(c)	EUR	2,179,000	1,644,033
Spanish Kingdom 1.25% 10/31/2030 (b)(c)	EUR	1,376,000	1,318,134
Spanish Kingdom 1.3% 10/31/2026 (b)(c)	EUR	150,000	152,931
Spanish Kingdom 1.4% 4/30/2028 (b)(c)	EUR	100,000	100,334
Spanish Kingdom 1.45% 10/31/2027 (b)(c)	EUR	100,000	101,069
Spanish Kingdom 1.45% 10/31/2071 (b)(c)	EUR	330,000	174,038
Spanish Kingdom 1.45% 4/30/2029 (b)(c)	EUR	2,226,000	2,209,420
Spanish Kingdom 1.5% 4/30/2027 (b)(c)	EUR	157,000	159,870
Spanish Kingdom 1.85% 7/30/2035 (b)(c)	EUR	480,000	441,516
Spanish Kingdom 1.9% 10/31/2052 (b)(c)	EUR	960,000	695,825
Spanish Kingdom 1.95% 4/30/2026 (b)(c)	EUR	2,222,000	2,295,030
Spanish Kingdom 1.95% 7/30/2030 (b)(c)	EUR	26,000	26,033
Spanish Kingdom 2.15% 10/31/2025 (b)(c)	EUR	44,000	45,497
Spanish Kingdom 2.35% 7/30/2033 (b)(c)	EUR	292,000	289,402
Spanish Kingdom 2.55% 10/31/2032 (b)(c)	EUR	2,490,000	2,524,838
Spanish Kingdom 2.7% 10/31/2048 (b)(c)	EUR	189,000	168,714
Spanish Kingdom 2.8% 5/31/2026	EUR	530,000	553,036
Spanish Kingdom 3.1% 7/30/2031	EUR	590,000	624,270
Spanish Kingdom 3.15% 4/30/2033 (b)(c)	EUR	510,000	537,441
Spanish Kingdom 3.25% 4/30/2034 (b)(c)	EUR	1,110,000	1,170,703
Spanish Kingdom 3.45% 10/31/2034 (b)(c)	EUR	1,040,000	1,111,876
Spanish Kingdom 3.45% 7/30/2043 (b)(c)	EUR	1,760,000	1,798,346
Spanish Kingdom 3.5% 5/31/2029	EUR	2,220,000	2,393,314
Spanish Kingdom 3.55% 10/31/2033 (b)(c)	EUR	290,000	313,624
Spanish Kingdom 5.15% 10/31/2028 (b)(c)	EUR	980,000	1,114,185
TOTAL SPAIN			30,566,959
SWEDEN - 0.2%
Sweden Kingdom 0.125% 5/12/2031 (b)	SEK	3,600,000	284,770
Sweden Kingdom 0.5% 11/24/2045 (b)	SEK	1,660,000	98,860
Sweden Kingdom 0.75% 5/12/2028 (b)	SEK	16,670,000	1,440,700
Sweden Kingdom 1.375% 6/23/2071 (b)	SEK	580,000	32,435
Sweden Kingdom 1.75% 11/11/2033 (b)	SEK	2,500,000	215,090
Sweden Kingdom 3.5% 3/30/2039 (b)	SEK	760,000	76,235
TOTAL SWEDEN			2,148,090
SWITZERLAND - 0.5%
Swiss Confederation 0% 6/22/2029 (b)	CHF	662,000	727,197
Swiss Confederation 0% 6/26/2034 (b)	CHF	974,000	1,047,106
Swiss Confederation 0% 7/24/2039 (b)	CHF	273,000	283,904
Swiss Confederation 0.5% 5/24/2055 (b)	CHF	180,000	206,548
Swiss Confederation 1.25% 6/28/2043 (b)	CHF	480,000	609,928
Swiss Confederation 1.5% 4/30/2042 (b)	CHF	200,000	261,204
Swiss Confederation 2% 6/25/2064 (b)	CHF	70,000	127,718
Swiss Confederation 3.5% 4/8/2033 (b)	CHF	625,000	872,836
TOTAL SWITZERLAND			4,136,441
THAILAND - 0.7%
Kingdom of Thailand 1.6% 12/17/2029	THB	12,408,000	352,274
Kingdom of Thailand 1.6% 6/17/2035	THB	14,678,000	398,510
Kingdom of Thailand 2% 6/17/2042	THB	7,800,000	206,682
Kingdom of Thailand 2.125% 12/17/2026	THB	69,582,000	2,027,170
Kingdom of Thailand 2.5% 11/17/2029	THB	9,790,000	289,779
Kingdom of Thailand 2.5% 6/17/2071	THB	12,170,000	306,527
Kingdom of Thailand 2.75% 6/17/2052	THB	21,057,000	607,087
Kingdom of Thailand 2.8% 6/17/2034	THB	15,150,000	460,214
Kingdom of Thailand 2.875% 6/17/2046	THB	9,832,000	293,256
Kingdom of Thailand 3.3% 6/17/2038	THB	13,193,000	419,363
Kingdom of Thailand 3.4% 6/17/2036	THB	3,260,000	105,306
Kingdom of Thailand 3.45% 6/17/2043	THB	9,230,000	299,871
Kingdom of Thailand 3.65% 6/20/2031	THB	6,884,000	218,079
Kingdom of Thailand 3.775% 6/25/2032	THB	13,170,000	424,117
Kingdom of Thailand 3.85% 12/12/2025	THB	1,091,000	32,255
Kingdom of Thailand 4.85% 6/17/2061	THB	1,660,000	67,812
TOTAL THAILAND			6,508,302
UNITED KINGDOM - 3.1%
United Kingdom of Great Britain and Northern Ireland 0.25% 7/31/2031 (b)	GBP	2,137,000	2,063,261
United Kingdom of Great Britain and Northern Ireland 0.375% 10/22/2030 (b)	GBP	497,000	500,374
United Kingdom of Great Britain and Northern Ireland 0.5% 1/31/2029 (b)	GBP	1,230,000	1,327,851
United Kingdom of Great Britain and Northern Ireland 0.625% 10/22/2050 (b)	GBP	1,885,000	879,356
United Kingdom of Great Britain and Northern Ireland 0.625% 7/31/2035 (b)	GBP	2,162,000	1,813,170
United Kingdom of Great Britain and Northern Ireland 0.875% 1/31/2046 (b)	GBP	665,000	385,648
United Kingdom of Great Britain and Northern Ireland 1.125% 10/22/2073 (b)	GBP	3,630,000	1,509,326
United Kingdom of Great Britain and Northern Ireland 1.25% 10/22/2041 (b)	GBP	4,399,076	3,218,498
United Kingdom of Great Britain and Northern Ireland 1.25% 7/22/2027 (b)	GBP	42,000	48,878
United Kingdom of Great Britain and Northern Ireland 1.25% 7/31/2051 (b)	GBP	2,070,000	1,158,682
United Kingdom of Great Britain and Northern Ireland 1.5% 7/22/2047 (b)	GBP	195,000	128,312
United Kingdom of Great Britain and Northern Ireland 1.625% 10/22/2054 (b)	GBP	409,000	243,637
United Kingdom of Great Britain and Northern Ireland 1.75% 1/22/2049 (b)	GBP	742,000	504,086
United Kingdom of Great Britain and Northern Ireland 1.75% 7/22/2057 (b)	GBP	1,294,000	779,197
United Kingdom of Great Britain and Northern Ireland 1.75% 9/7/2037 (b)	GBP	7,000	6,291
United Kingdom of Great Britain and Northern Ireland 3.25% 1/22/2044 (b)	GBP	450,000	438,830
United Kingdom of Great Britain and Northern Ireland 3.25% 1/31/2033 (b)	GBP	2,090,000	2,396,538
United Kingdom of Great Britain and Northern Ireland 3.5% 1/22/2045 (b)	GBP	1,450,000	1,457,613
United Kingdom of Great Britain and Northern Ireland 3.75% 10/22/2053 (b)	GBP	1,670,000	1,657,977
United Kingdom of Great Britain and Northern Ireland 4% 10/22/2031 (b)	GBP	500,000	610,071
United Kingdom of Great Britain and Northern Ireland 4% 10/22/2063 (b)	GBP	540,000	555,224
United Kingdom of Great Britain and Northern Ireland 4.125% 7/22/2029 (b)	GBP	1,630,000	2,021,030
United Kingdom of Great Britain and Northern Ireland 4.25% 12/7/2040 (b)	GBP	19,000	21,990
United Kingdom of Great Britain and Northern Ireland 4.25% 12/7/2055 (b)	GBP	30,000	32,619
United Kingdom of Great Britain and Northern Ireland 4.25% 7/31/2034 (b)	GBP	2,470,000	3,015,500
United Kingdom of Great Britain and Northern Ireland 4.25% 9/7/2039 (b)	GBP	13,000	15,199
United Kingdom of Great Britain and Northern Ireland 4.5% 12/7/2042 (b)	GBP	920,000	1,083,431
United Kingdom of Great Britain and Northern Ireland 4.5% 6/7/2028 (b)	GBP	40,000	50,327
United Kingdom of Great Britain and Northern Ireland 4.625% 1/31/2034 (b)	GBP	560,000	704,255
TOTAL UNITED KINGDOM			28,627,171
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $718,262,522)			633,264,138

Non-Convertible Corporate Bonds - 28.9%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.5%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
NBN Co Ltd 4.125% 3/15/2029 (b)	EUR	100,000	108,522
Telstra Group Ltd 4.9% 3/8/2028	AUD	220,000	136,947
			245,469
Financials - 0.5%
Banks - 0.3%
Australia & New Zealand Banking Group Ltd 1.65% 1/16/2025	AUD	160,000	98,947
Australia & New Zealand Banking Group Ltd 5.906% 8/12/2032 (h)	AUD	420,000	265,317
Commonwealth Bank of Australia 0.125% 10/15/2029 (b)	EUR	120,000	110,022
Commonwealth Bank of Australia 4.2% 8/18/2025	AUD	580,000	358,251
Commonwealth Bank of Australia 6.86% 11/9/2032 (b)(h)	AUD	230,000	149,089
National Australia Bank Ltd 2.125% 5/24/2028 (b)	EUR	160,000	162,078
National Australia Bank Ltd 2.347% 8/30/2029 (b)	EUR	130,000	132,257
National Australia Bank Ltd 6.163% 3/9/2033 (b)(h)	AUD	220,000	140,235
Westpac Banking Corp 4.6% 2/16/2026	AUD	300,000	185,930
Westpac Banking Corp 5.754% 4/3/2034 (b)(h)	AUD	300,000	187,902
			1,790,028
Capital Markets - 0.0%
Macquarie Bank Ltd 1.125% 12/15/2025 (b)	GBP	110,000	132,855
Macquarie Group Ltd 0.943% 1/19/2029 (b)	EUR	120,000	114,078
			246,933
Financial Services - 0.2%
Amcor UK Finance PLC 1.125% 6/23/2027	EUR	1,384,000	1,367,960
Australian Capital Territory 5.25% 10/23/2036 (b)	AUD	110,000	67,416
			1,435,376
TOTAL FINANCIALS			3,472,337

Industrials - 0.0%
Transportation Infrastructure - 0.0%
Sydney Airport Finance Co Pty Ltd 1.75% 4/26/2028 (b)	EUR	100,000	99,901
Transurban Finance Co Pty Ltd 3.713% 3/12/2032 (b)	EUR	100,000	105,771
			205,672
Materials - 0.0%
Metals & Mining - 0.0%
Glencore Capital Finance DAC 0.75% 3/1/2029 (b)	EUR	100,000	94,023
Utilities - 0.0%
Electric Utilities - 0.0%
AusNet Services Holdings Pty Ltd 1.625% 3/11/2081 (b)(h)	EUR	100,000	99,916
Gas Utilities - 0.0%
APA Infrastructure Ltd 2% 7/15/2030 (b)	EUR	110,000	106,043
TOTAL UTILITIES			205,959

TOTAL AUSTRALIA			4,223,460
AUSTRIA - 0.2%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
OMV AG 2.375% 4/9/2032 (b)	EUR	76,000	75,981
Financials - 0.2%
Banks - 0.2%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 0.1% 5/12/2031 (b)	EUR	300,000	261,705
Erste Group Bank AG 0.01% 9/11/2029 (b)	EUR	400,000	365,141
Erste Group Bank AG 0.25% 9/14/2029 (b)	EUR	100,000	91,590
Erste Group Bank AG 1% 6/10/2030 (b)(h)	EUR	100,000	102,309
Oesterreichische Kontrollbank AG 0.5% 12/15/2025 (b)	GBP	152,000	182,875
Raiffeisen Bank International AG 1.5% 3/12/2030 (b)(h)	EUR	100,000	103,060
Raiffeisen Bank International AG 4.75% 1/26/2027 (b)(h)	EUR	200,000	211,146
Raiffeisenlandesbank Niederoesterreich-Wien AG 2.375% 8/31/2032 (b)	EUR	100,000	99,626
			1,417,452
Industrials - 0.0%
Construction & Engineering - 0.0%
Autobahnen- und Schnell- strassen-Finanzierungs AG 0.1% 7/16/2035 (b)	EUR	710,000	552,208
TOTAL AUSTRIA			2,045,641
BELGIUM - 0.3%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Communaute Francaise de Belgique 1.625% 5/3/2032 (b)	EUR	100,000	93,569
Consumer Staples - 0.1%
Beverages - 0.1%
Anheuser-Busch InBev SA/NV 1.5% 4/18/2030 (b)	EUR	49,000	47,709
Anheuser-Busch InBev SA/NV 2% 3/17/2028 (b)	EUR	23,000	23,441
Anheuser-Busch InBev SA/NV 2.85% 5/25/2037 (b)	GBP	200,000	200,034
Anheuser-Busch InBev SA/NV 3.7% 4/2/2040 (b)	EUR	231,000	240,519
			511,703
Financials - 0.2%
Banks - 0.2%
Belfius Bank SA 0% 8/28/2026 (b)	EUR	100,000	98,928
Belfius Bank SA 5.25% 4/19/2033 (b)(h)	EUR	100,000	108,184
Dexia SA 0.625% 1/17/2026 (b)	EUR	500,000	507,831
Dexia SA 1% 10/18/2027 (b)	EUR	100,000	99,509
Dexia SA 1.25% 7/21/2025 (b)	GBP	200,000	245,416
KBC Group NV 0.125% 1/14/2029 (b)(h)	EUR	200,000	190,580
KBC Group NV 4.375% 4/19/2030 (b)(h)	EUR	100,000	108,737
			1,359,185
Utilities - 0.0%
Electric Utilities - 0.0%
Elia Transmission Belgium SA 0.875% 4/28/2030 (b)	EUR	100,000	92,736
FLUVIUS System Operator CV 0.25% 6/14/2028 (b)	EUR	300,000	284,941
			377,677
TOTAL BELGIUM			2,342,134
CANADA - 2.2%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.0%
Bell Canada 4.45% 2/27/2047 (b)	CAD	40,000	24,990
TELUS Corp 2.05% 10/7/2030	CAD	490,000	307,966
TELUS Corp 3.95% 2/16/2050	CAD	33,000	18,895
			351,851
Wireless Telecommunication Services - 0.1%
Rogers Communications Inc 2.9% 12/9/2030	CAD	968,000	631,071
TOTAL COMMUNICATION SERVICES			982,922

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Enbridge Pipelines Inc 4.13% 8/9/2046	CAD	406,000	247,292
Inter Pipeline Ltd/AB 4.232% 6/1/2027	CAD	1,526,000	1,070,223
Keyera Corp 3.959% 5/29/2030	CAD	761,000	526,307
North West Redwater Partnership / NWR Financing Co Ltd 4.35% 1/10/2039	CAD	591,000	402,687
Pembina Pipeline Corp 4.74% 1/21/2047	CAD	402,000	262,717
TransCanada PipeLines Ltd 3% 9/18/2029 (b)	CAD	30,000	20,227
TransCanada PipeLines Ltd 4.18% 7/3/2048 (b)	CAD	33,000	20,137
TransCanada PipeLines Ltd 4.35% 6/6/2046	CAD	456,000	287,251
			2,836,841
Financials - 1.4%
Banks - 1.0%
Bank of Montreal 3.19% 3/1/2028	CAD	585,000	403,914
Bank of Montreal 6.034% 9/7/2033 (h)	CAD	60,000	44,581
Bank of Nova Scotia/The 0.01% 1/14/2027 (b)	EUR	500,000	492,601
Bank of Nova Scotia/The 0.25% 11/1/2028 (b)	EUR	140,000	130,866
Bank of Nova Scotia/The 3.1% 2/2/2028	CAD	85,000	58,642
Bank of Nova Scotia/The 3.934% 5/3/2032 (h)	CAD	440,000	307,007
Bank of Nova Scotia/The 5.5% 12/29/2025	CAD	840,000	596,044
Bank of Nova Scotia/The 5.679% 8/2/2033 (h)	CAD	160,000	117,591
Canadian Imperial Bank of Commerce 0.01% 4/30/2029 (b)	EUR	3,019,000	2,791,002
Canadian Imperial Bank of Commerce 1.7% 7/15/2026	CAD	498,000	338,094
Canadian Imperial Bank of Commerce 5.33% 1/20/2033 (h)	CAD	150,000	108,562
Federation des Caisses Desjardins du Quebec 5.279% 5/15/2034 (h)	CAD	50,000	36,333
Federation des Caisses Desjardins du Quebec 5.467% 11/17/2028	CAD	80,000	59,101
National Bank of Canada 2.237% 11/4/2026	CAD	360,000	245,224
Royal Bank of Canada 0.01% 1/27/2031 (b)	EUR	120,000	105,095
Royal Bank of Canada 0.625% 9/10/2025 (b)	EUR	756,000	772,345
Royal Bank of Canada 2.088% 6/30/2030 (h)	CAD	710,000	490,680
Royal Bank of Canada 2.125% 4/26/2029 (b)	EUR	110,000	110,376
Royal Bank of Canada 4.612% 7/26/2027	CAD	530,000	378,667
Royal Bank of Canada 4.632% 5/1/2028	CAD	340,000	244,047
Royal Bank of Canada 5.01% 2/1/2033 (h)	CAD	80,000	57,492
Toronto Dominion Bank 1.707% 7/28/2025 (b)	EUR	360,000	370,880
Toronto Dominion Bank 1.943% 3/13/2025	CAD	252,000	174,886
Toronto Dominion Bank 3.631% 12/13/2029 (b)	EUR	320,000	337,510
Toronto Dominion Bank 4.68% 1/8/2029	CAD	350,000	251,921
Toronto Dominion Bank 5.177% 4/9/2034 (b)(h)	CAD	80,000	57,968
			9,081,429
Capital Markets - 0.3%
Brookfield Corp 3.8% 3/16/2027	CAD	260,000	182,133
CPPIB Capital Inc 0.25% 4/6/2027 (b)	EUR	300,000	295,856
CPPIB Capital Inc 1.25% 12/7/2027 (b)	GBP	544,000	619,783
CPPIB Capital Inc 3% 6/15/2028 (b)	CAD	1,310,000	908,949
CPPIB Capital Inc 4.2% 5/2/2028 (b)	AUD	90,000	55,473
Ontario Teachers' Finance Trust 0.95% 11/24/2051 (b)	EUR	110,000	64,905
PSP Capital Inc 1.5% 3/15/2028 (b)	CAD	340,000	225,186
			2,352,285
Insurance - 0.1%
Fairfax Financial Holdings Ltd 4.7% 12/16/2026	CAD	234,000	165,914
Great-West Lifeco Inc 5.998% 11/16/2039	CAD	50,000	39,595
Intact Financial Corp 4.653% 5/16/2034 (h)	CAD	190,000	136,564
Manulife Financial Corp 2.237% 5/12/2030 (h)	CAD	460,000	318,683
Sun Life Financial Inc 2.06% 10/1/2035 (h)	CAD	110,000	68,931
Sun Life Financial Inc 2.58% 5/10/2032 (b)(h)	CAD	50,000	34,005
Sun Life Financial Inc 2.8% 11/21/2033 (h)	CAD	50,000	33,561
			797,253
TOTAL FINANCIALS			12,230,967

Industrials - 0.1%
Electrical Equipment - 0.0%
Brookfield Renewable Partners ULC 5.84% 11/5/2036	CAD	80,000	60,953
Ground Transportation - 0.0%
Canadian National Railway Co 3.6% 8/1/2047	CAD	229,000	137,389
Transportation Infrastructure - 0.1%
407 International Inc 2.84% 3/7/2050	CAD	73,000	37,300
407 International Inc 3.65% 9/8/2044 (b)	CAD	295,000	180,175
Greater Toronto Airports Authority 2.75% 10/17/2039	CAD	516,000	295,306
			512,781
TOTAL INDUSTRIALS			711,123

Real Estate - 0.0%
Office REITs - 0.0%
Allied Properties Real Estate Investment Trust 3.113% 4/8/2027	CAD	110,000	74,206
Retail REITs - 0.0%
Choice Properties Real Estate Investment Trust 4.178% 3/8/2028	CAD	128,000	90,195
Choice Properties Real Estate Investment Trust 5.03% 2/28/2031	CAD	60,000	43,480
SmartCentres Real Estate Investment Trust 2.307% 12/18/2028	CAD	100,000	64,892
			198,567
TOTAL REAL ESTATE			272,773

Utilities - 0.3%
Electric Utilities - 0.2%
AltaLink LP 3.717% 12/3/2046	CAD	338,000	207,768
Brookfield Infrastructure Finance ULC 5.98% 2/14/2033	CAD	90,000	68,833
FortisAlberta Inc 2.632% 6/8/2051	CAD	50,000	24,302
Hydro One Inc 1.69% 1/16/2031	CAD	417,000	260,493
Hydro One Inc 3.02% 4/5/2029	CAD	30,000	20,499
Hydro One Inc 4.46% 1/27/2053	CAD	110,000	75,403
Hydro One Inc 5.36% 5/20/2036	CAD	50,000	37,922
Hydro-Quebec 2.1% 2/15/2060	CAD	70,000	30,059
Hydro-Quebec 4% 2/15/2055	CAD	220,000	146,587
Hydro-Quebec 4% 2/15/2063	CAD	500,000	334,106
Hydro-Quebec 5% 2/15/2050	CAD	370,000	286,798
Nova Scotia Power Inc 5.67% 11/14/2035	CAD	90,000	66,699
Ontario Power Generation Inc 2.893% 4/8/2025	CAD	390,000	270,945
Ontario Power Generation Inc 3.215% 4/8/2030	CAD	100,000	67,821
Ontario Power Generation Inc 4.248% 1/18/2049	CAD	50,000	32,712
Toronto Hydro Corp 2.43% 12/11/2029	CAD	80,000	52,968
			1,983,915
Gas Utilities - 0.0%
Enbridge Gas Inc 3.65% 4/1/2050	CAD	290,000	172,271
FortisBC Energy Inc 2.82% 8/9/2049	CAD	70,000	35,862
			208,133
Multi-Utilities - 0.1%
CU Inc 3.548% 11/22/2047	CAD	280,000	166,299
EPCOR Utilities Inc 3.554% 11/27/2047	CAD	571,000	338,739
			505,038
TOTAL UTILITIES			2,697,086

TOTAL CANADA			19,731,712
CHINA - 7.0%
Financials - 7.0%
Banks - 5.1%
China Development Bank 2.83% 9/10/2026	CNY	59,070,000	8,284,768
China Development Bank 3% 1/17/2032	CNY	10,000,000	1,485,227
China Development Bank 3.02% 3/6/2033	CNY	16,400,000	2,456,163
China Development Bank 3.34% 7/14/2025	CNY	19,020,000	2,634,309
China Development Bank 3.41% 6/7/2031	CNY	2,540,000	384,310
China Development Bank 3.48% 1/8/2029	CNY	62,240,000	9,171,610
China Development Bank 3.5% 11/4/2046	CNY	820,000	140,958
China Development Bank 3.68% 2/26/2026	CNY	27,100,000	3,812,162
China Development Bank 3.7% 10/20/2030	CNY	17,030,000	2,598,900
China Development Bank 3.8% 1/25/2036	CNY	550,000	90,176
China Development Bank 3.9% 8/3/2040	CNY	12,690,000	2,178,229
Export-Import Bank of China/The 3.22% 5/14/2026	CNY	57,740,000	8,106,378
Export-Import Bank of China/The 3.38% 7/16/2031	CNY	32,570,000	4,923,255
			46,266,445
Financial Services - 1.9%
Agricultural Development Bank of China 2.99% 8/11/2026	CNY	31,790,000	4,464,341
Agricultural Development Bank of China 3.3% 11/5/2031	CNY	42,520,000	6,413,426
Agricultural Development Bank of China 3.52% 5/24/2031	CNY	38,250,000	5,810,315
			16,688,082
TOTAL FINANCIALS			62,954,527

Utilities - 0.0%
Electric Utilities - 0.0%
State Grid Overseas Investment BVI Ltd 0.797% 8/5/2026 (b)	EUR	160,000	160,684
TOTAL CHINA			63,115,211
CZECH REPUBLIC - 0.0%
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CPI Property Group SA 2.75% 5/12/2026 (b)	EUR	153,000	155,683
Utilities - 0.0%
Electric Utilities - 0.0%
CEZ AS 0.875% 12/2/2026 (b)	EUR	210,000	208,062
TOTAL CZECH REPUBLIC			363,745
DENMARK - 0.2%
Financials - 0.1%
Banks - 0.1%
Danske Bank A/S 1.5% 9/2/2030 (b)(h)	EUR	110,000	112,554
Danske Bank A/S 4% 1/12/2027 (b)(h)	EUR	210,000	220,058
Danske Bank A/S 4.5% 11/9/2028 (b)(h)	EUR	110,000	118,723
Danske Bank A/S 4.625% 4/13/2027 (b)(h)	GBP	100,000	124,827
Jyske Bank A/S 0.25% 2/17/2028 (b)(h)	EUR	100,000	98,133
Nykredit Realkredit AS 0.5% 7/10/2025 (b)	EUR	144,000	147,372
Nykredit Realkredit AS 0.75% 1/20/2027	EUR	130,000	128,949
			950,616
Financial Services - 0.0%
Kommunekredit 0% 11/17/2029	EUR	240,000	220,106
Kommunekredit 0% 8/27/2030 (b)	EUR	130,000	116,600
Kommunekredit 0.125% 9/26/2040 (b)	EUR	100,000	66,082
			402,788
TOTAL FINANCIALS			1,353,404

Industrials - 0.0%
Transportation Infrastructure - 0.0%
DSV Finance BV 3.375% 11/6/2032 (b)	EUR	200,000	209,755
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Orsted AS 2.125% 5/17/2027 (b)	GBP	104,000	122,098
Orsted AS 2.5% 5/16/2033 (b)	GBP	104,000	103,915
Orsted AS 5.125% 9/13/2034 (b)	GBP	290,000	348,611
			574,624
TOTAL DENMARK			2,137,783
FINLAND - 0.2%
Financials - 0.2%
Banks - 0.1%
Nordea Bank Abp 0.5% 3/19/2031 (b)	EUR	120,000	106,260
Nordea Bank Abp 0.625% 8/18/2031 (b)(h)	EUR	220,000	218,913
Nordea Bank Abp 2.5% 5/23/2029 (b)	EUR	244,000	247,993
Nordea Kiinnitysluottopankki Oyj 2.5% 9/14/2032 (b)	EUR	110,000	111,878
OP Mortgage Bank 0.01% 11/19/2030 (b)	EUR	180,000	159,487
			844,531
Capital Markets - 0.0%
Finnvera Oyj 2.875% 8/30/2029 (b)	EUR	200,000	210,240
Financial Services - 0.1%
Kuntarahoitus Oyj 0.25% 2/25/2032 (b)	EUR	140,000	122,028
Kuntarahoitus Oyj 2.75% 2/2/2034 (b)	EUR	110,000	112,990
Kuntarahoitus Oyj 5.125% 7/22/2027 (b)	GBP	120,000	152,094
OP Corporate Bank plc 0.1% 11/16/2027 (b)	EUR	130,000	124,710
OP Corporate Bank plc 1.375% 9/4/2026 (b)	GBP	160,000	188,716
			700,538
TOTAL FINLAND			1,755,309
FRANCE - 3.4%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Ile-de-France Mobilites 0.4% 5/28/2031 (b)	EUR	200,000	175,228
Ile-de-France Mobilites 3.7% 6/14/2038 (b)	EUR	100,000	103,937
Orange SA 0.75% 6/29/2034 (b)	EUR	500,000	414,090
Orange SA 8.125% 1/28/2033	EUR	70,000	98,165
			791,420
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Cie Generale des Etablissements Michelin SCA 0.25% 11/2/2032 (b)	EUR	200,000	165,208
Automobiles - 0.0%
RCI Banque SA 1.625% 5/26/2026 (b)	EUR	37,000	37,564
RCI Banque SA 4.875% 10/2/2029 (b)	EUR	150,000	163,627
			201,191
Textiles, Apparel & Luxury Goods - 0.0%
Kering SA 3.625% 3/11/2036 (b)	EUR	100,000	101,900
TOTAL CONSUMER DISCRETIONARY			468,299

Consumer Staples - 0.0%
Beverages - 0.0%
Pernod Ricard SA 3.625% 5/7/2034 (b)	EUR	100,000	104,262
Food Products - 0.0%
Danone SA 3.071% 9/7/2032 (b)	EUR	200,000	205,962
TOTAL CONSUMER STAPLES			310,224

Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
TotalEnergies Capital International SA 1.491% 4/8/2027 (b)	EUR	100,000	100,911
Financials - 2.3%
Banks - 1.5%
Agence Francaise de Developpement EPIC 0.125% 9/29/2031 (b)	EUR	200,000	169,577
Arkea Public Sector SCF SA 0.875% 3/31/2028 (b)	EUR	200,000	195,821
Banque Federative du Credit Mutuel SA 0.625% 11/19/2027 (b)	EUR	100,000	96,786
Banque Federative du Credit Mutuel SA 0.75% 1/17/2030 (b)	EUR	200,000	181,972
Banque Federative du Credit Mutuel SA 0.875% 12/7/2027 (b)	GBP	600,000	672,023
Banque Federative du Credit Mutuel SA 1% 7/16/2026 (b)	GBP	100,000	117,985
Banque Federative du Credit Mutuel SA 1.125% 11/19/2031 (b)	EUR	100,000	86,222
Banque Federative du Credit Mutuel SA 1.25% 5/26/2027 (b)	EUR	100,000	99,712
Banque Federative du Credit Mutuel SA 1.25% 6/3/2030 (b)	EUR	100,000	92,526
Banque Federative du Credit Mutuel SA 2.5% 5/25/2028 (b)	EUR	300,000	301,956
Banque Federative du Credit Mutuel SA 2.625% 11/6/2029 (b)	EUR	100,000	100,066
Banque Federative du Credit Mutuel SA 3.875% 6/16/2032 (b)(h)	EUR	200,000	207,462
Banque Federative du Credit Mutuel SA 4.375% 5/2/2030 (b)	EUR	100,000	108,133
Banque Federative du Credit Mutuel SA 4.75% 11/10/2031 (b)	EUR	200,000	220,791
BNP Paribas SA 0.5% 1/19/2030 (b)(h)	EUR	300,000	277,644
BNP Paribas SA 0.5% 2/19/2028 (b)(h)	EUR	100,000	97,958
BNP Paribas SA 0.625% 12/3/2032 (b)	EUR	100,000	83,009
BNP Paribas SA 0.875% 7/11/2030 (b)(h)	EUR	100,000	92,926
BNP Paribas SA 1.25% 7/13/2031 (b)	GBP	100,000	96,965
BNP Paribas SA 1.625% 7/2/2031 (b)	EUR	100,000	91,177
BNP Paribas SA 1.875% 12/14/2027 (b)	GBP	200,000	228,783
BNP Paribas SA 2% 5/24/2031 (b)(h)	GBP	200,000	238,011
BNP Paribas SA 2% 9/13/2036 (b)	GBP	100,000	86,205
BNP Paribas SA 2.5% 3/31/2032 (b)(h)	EUR	100,000	100,836
BNP Paribas SA 2.538% 7/13/2029 (h)	CAD	250,000	165,865
BNP Paribas SA 3.375% 1/23/2026 (b)	GBP	550,000	676,614
BNP Paribas SA 4.75% 11/13/2032 (b)(h)	EUR	100,000	110,455
BPCE SA 0.25% 1/14/2031 (b)	EUR	200,000	173,968
BPCE SA 0.25% 1/15/2026 (b)	EUR	100,000	100,818
BPCE SA 0.5% 9/15/2027 (b)(h)	EUR	600,000	594,919
BPCE SA 0.75% 3/3/2031 (b)	EUR	200,000	175,667
BPCE SA 1% 1/14/2032 (b)	EUR	200,000	174,342
BPCE SA 1.375% 12/23/2026 (b)	GBP	100,000	116,915
BPCE SA 1.625% 1/31/2028 (b)	EUR	100,000	98,804
BPCE SA 2.25% 3/2/2032 (b)(h)	EUR	100,000	100,464
BPCE SA 2.5% 11/30/2032 (b)(h)	GBP	100,000	113,905
BPCE SA 5.75% 6/1/2033 (b)(h)	EUR	100,000	109,897
Carrefour Banque SA 4.079% 5/5/2027 (b)	EUR	100,000	105,450
Cie de Financement Foncier SA 0.01% 4/16/2029 (b)	EUR	1,000,000	922,290
Credit Agricole Home Loan SFH SA 0.05% 12/6/2029 (b)	EUR	200,000	181,564
Credit Agricole Home Loan SFH SA 1.5% 9/28/2038 (b)	EUR	300,000	252,402
Credit Agricole SA 0.375% 4/20/2028 (b)	EUR	100,000	94,909
Credit Agricole SA 0.5% 9/21/2029 (b)(h)	EUR	100,000	93,991
Credit Agricole SA 1% 9/18/2025 (b)	EUR	200,000	204,780
Credit Agricole SA 1.125% 7/12/2032 (b)	EUR	300,000	262,253
Credit Agricole SA 1.625% 6/5/2030 (b)(h)	EUR	100,000	102,696
Credit Agricole SA 1.874% 12/9/2031 (b)(h)	GBP	200,000	232,791
Credit Agricole SA 2.625% 3/17/2027 (b)	EUR	107,000	109,898
Credit Agricole SA 3.75% 1/23/2031 (b)(h)	EUR	200,000	210,324
Credit Agricole SA 3.875% 11/28/2034 (b)	EUR	100,000	107,654
Credit Agricole SA 4% 1/18/2033 (b)	EUR	100,000	108,447
Credit Agricole SA 4.875% 10/23/2029 (b)	GBP	100,000	124,151
Credit Mutuel Arkea SA 0.375% 10/3/2028 (b)	EUR	300,000	282,722
Credit Mutuel Arkea SA 0.875% 10/25/2031 (b)	EUR	100,000	87,330
HSBC Continental Europe SA 0.1% 9/3/2027 (b)	EUR	200,000	193,643
HSBC Continental Europe SA 1.375% 9/4/2028 (b)	EUR	300,000	295,116
La Banque Postale SA 0.75% 8/2/2032 (b)(h)	EUR	100,000	96,569
La Banque Postale SA 1% 2/9/2028 (b)(h)	EUR	200,000	198,095
La Banque Postale SA 5.625% 9/21/2028 (b)(h)	GBP	100,000	125,425
SFIL SA 0.25% 12/1/2031 (b)	EUR	100,000	85,356
SFIL SA 3.125% 9/17/2029 (b)	EUR	100,000	104,665
Societe Generale SA 0.875% 9/22/2028 (b)(h)	EUR	200,000	194,794
Societe Generale SA 0.875% 9/24/2029 (b)	EUR	100,000	91,946
Societe Generale SA 1% 11/24/2030 (h)	EUR	200,000	202,053
Societe Generale SA 1.125% 6/30/2031 (b)(h)	EUR	200,000	199,808
Societe Generale SA 1.25% 12/7/2027 (b)	GBP	300,000	337,562
Societe Generale SA 1.25% 6/12/2030 (b)	EUR	200,000	183,381
Societe Generale SA 4.25% 11/16/2032 (b)	EUR	100,000	110,069
Societe Generale SFH SA 3.125% 2/24/2026 (b)	EUR	1,000,000	1,043,112
			13,702,425
Capital Markets - 0.2%
Bpifrance SACA 0.05% 9/26/2029 (b)	EUR	600,000	546,273
Bpifrance SACA 0.125% 3/25/2025 (b)	EUR	200,000	205,895
Bpifrance SACA 0.25% 3/29/2030 (b)	EUR	100,000	90,599
Bpifrance SACA 0.625% 5/25/2026 (b)	EUR	200,000	202,057
Bpifrance SACA 2.125% 11/29/2027 (b)	EUR	200,000	204,783
Bpifrance SACA 3% 9/10/2026 (b)	EUR	500,000	522,716
			1,772,323
Financial Services - 0.5%
BPCE SFH SA 0.01% 10/16/2028 (b)	EUR	500,000	468,562
BPCE SFH SA 3.375% 6/27/2033 (b)	EUR	400,000	425,398
Caisse de Refinancement de l'Habitat SA 0.01% 10/8/2029 (b)	EUR	600,000	546,898
Caisse Francaise de Financement Local SA 0.125% 2/15/2036 (b)	EUR	900,000	672,749
Caisse Francaise de Financement Local SA 0.125% 6/30/2031 (b)	EUR	1,200,000	1,039,728
UNEDIC ASSEO 0% 11/25/2028 (b)	EUR	200,000	187,063
UNEDIC ASSEO 0.25% 11/25/2029 (b)	EUR	600,000	551,201
UNEDIC ASSEO 0.25% 7/16/2035 (b)	EUR	400,000	305,415
UNEDIC ASSEO 0.875% 5/25/2028 (b)	EUR	400,000	391,465
UNEDIC ASSEO 1.25% 10/21/2027 (b)	EUR	100,000	100,110
UNEDIC ASSEO 1.5% 4/20/2032 (b)	EUR	100,000	93,458
			4,782,047
Insurance - 0.1%
AXA SA 1.875% 7/10/2042 (b)(h)	EUR	253,000	228,432
AXA SA 3.375% 7/6/2047 (b)(h)	EUR	100,000	103,922
CNP Assurances SACA 2.5% 6/30/2051 (b)(h)	EUR	100,000	95,398
Credit Agricole Assurances SA 1.5% 10/6/2031 (b)	EUR	100,000	89,169
Credit Agricole Assurances SA 2% 7/17/2030 (b)	EUR	100,000	94,972
La Mondiale SAM 0.75% 4/20/2026 (b)	EUR	100,000	100,771
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal 0.625% 6/21/2027 (b)	EUR	200,000	194,810
			907,474
TOTAL FINANCIALS			21,164,269

Industrials - 0.5%
Aerospace & Defense - 0.0%
Airbus SE 2.375% 6/9/2040 (b)	EUR	166,000	148,307
Building Products - 0.0%
Cie de Saint-Gobain SA 3.875% 11/29/2030 (b)	EUR	200,000	214,911
Construction & Engineering - 0.0%
Bouygues SA 0.5% 2/11/2030 (b)	EUR	100,000	91,498
Bouygues SA 2.25% 6/29/2029 (b)	EUR	100,000	101,077
Bouygues SA 4.625% 6/7/2032 (b)	EUR	100,000	111,954
			304,529
Electrical Equipment - 0.0%
Legrand SA 0.375% 10/6/2031 (b)	EUR	200,000	174,064
Ground Transportation - 0.4%
Ayvens SA 4% 7/5/2027 (b)	EUR	200,000	212,152
SNCF Reseau 0.875% 1/22/2029 (b)	EUR	300,000	287,217
SNCF Reseau 1.125% 5/19/2027 (b)	EUR	1,100,000	1,100,980
Societe Nationale SNCF SACA 0.625% 4/17/2030 (b)	EUR	400,000	366,784
Societe Nationale SNCF SACA 3.125% 11/2/2027 (b)	EUR	500,000	524,530
			2,491,663
Transportation Infrastructure - 0.1%
Aeroports de Paris SA 2.125% 10/2/2026 (b)	EUR	500,000	512,625
APRR SA 1.875% 1/6/2031 (b)	EUR	200,000	193,536
Autoroutes du Sud de la France SA 2.75% 9/2/2032 (b)	EUR	300,000	299,785
La Poste SA 1.375% 4/21/2032 (b)	EUR	400,000	363,128
			1,369,074
TOTAL INDUSTRIALS			4,702,548

Information Technology - 0.0%
IT Services - 0.0%
Capgemini SE 1.125% 6/23/2030 (b)	EUR	100,000	93,894
Materials - 0.0%
Chemicals - 0.0%
Arkema SA 0.75% 12/3/2029 (b)	EUR	100,000	93,000
Real Estate - 0.2%
Diversified REITs - 0.0%
ICADE 1.625% 2/28/2028 (b)	EUR	100,000	98,515
Office REITs - 0.0%
Gecina SA 1.375% 1/26/2028 (b)	EUR	200,000	198,686
Retail REITs - 0.2%
Klepierre SA 0.875% 2/17/2031 (b)	EUR	100,000	90,224
Unibail-Rodamco-Westfield SE 0.75% 10/25/2028 (b)	EUR	500,000	476,550
Unibail-Rodamco-Westfield SE 1% 2/27/2027 (b)	EUR	600,000	600,763
Unibail-Rodamco-Westfield SE 1.5% 5/29/2029 (b)	EUR	120,000	115,785
			1,283,322
TOTAL REAL ESTATE			1,580,523

Utilities - 0.3%
Electric Utilities - 0.2%
Coentreprise de Transport d'Electricite SA 1.5% 7/29/2028 (b)	EUR	100,000	98,103
Electricite de France SA 1% 11/29/2033 (b)	EUR	100,000	83,812
Electricite de France SA 2% 12/9/2049 (b)	EUR	400,000	268,687
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	200,000	239,453
RTE Reseau de Transport d'Electricite SADIR 0% 9/9/2027 (b)	EUR	100,000	96,050
RTE Reseau de Transport d'Electricite SADIR 0.625% 7/8/2032 (b)	EUR	400,000	341,853
			1,127,958
Multi-Utilities - 0.1%
Engie SA 0.375% 10/26/2029 (b)	EUR	400,000	365,807
Engie SA 1.25% 10/24/2041 (b)	EUR	200,000	137,536
Engie SA 5.625% 4/3/2053 (b)	GBP	100,000	115,809
Veolia Environnement SA 0.664% 1/15/2031 (b)	EUR	100,000	89,354
Veolia Environnement SA 1.25% 4/15/2028 (b)	EUR	100,000	98,700
Veolia Environnement SA 1.25% 5/14/2035 (b)	EUR	100,000	83,900
			891,106
Water Utilities - 0.0%
Suez SACA 1.875% 5/24/2027 (b)	EUR	100,000	100,844
Suez SACA 2.375% 5/24/2030 (b)	EUR	100,000	99,147
Suez SACA 4.625% 11/3/2028 (b)	EUR	100,000	108,883
			308,874
TOTAL UTILITIES			2,327,938

TOTAL FRANCE			31,633,026
GERMANY - 3.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Deutsche Telekom AG 3.125% 2/6/2034 (b)	GBP	60,000	64,768
Deutsche Telekom AG 3.25% 3/20/2036 (b)	EUR	180,000	186,255
			251,023
Consumer Discretionary - 0.2%
Automobile Components - 0.0%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	108,035
Automobiles - 0.2%
BMW Finance NV 1.5% 2/6/2029 (b)	EUR	86,000	84,363
BMW Finance NV 3.25% 7/22/2030 (b)	EUR	350,000	370,746
Mercedes-Benz Group AG 1.125% 8/8/2034 (b)	EUR	267,000	227,748
Mercedes-Benz Group AG 1.5% 7/3/2029 (b)	EUR	44,000	42,860
Mercedes-Benz Group AG 2.375% 5/22/2030 (b)	EUR	100,000	99,939
Mercedes-Benz International Finance BV 0.375% 11/8/2026 (b)	EUR	23,000	22,797
Mercedes-Benz International Finance BV 1.375% 6/26/2026 (b)	EUR	44,000	44,725
Volkswagen Financial Services NV 1.125% 7/5/2026 (b)	GBP	100,000	117,511
Volkswagen Financial Services NV 2.25% 4/12/2025 (b)	GBP	26,000	32,259
Volkswagen International Finance NV 1.625% 1/16/2030 (b)	EUR	45,000	42,637
Volkswagen International Finance NV 3.25% 11/18/2030 (b)	EUR	200,000	203,986
Volkswagen International Finance NV 4.125% 11/16/2038 (b)	EUR	200,000	211,604
			1,501,175
TOTAL CONSUMER DISCRETIONARY			1,609,210

Energy - 0.0%
Energy Equipment & Services - 0.0%
Vier Gas Transport GmbH 1.5% 9/25/2028 (b)	EUR	100,000	98,385
Financials - 2.1%
Banks - 0.4%
Berlin Hyp AG 0.25% 5/19/2033 (b)	EUR	1,020,000	856,592
Commerzbank AG 0.01% 3/11/2030	EUR	183,000	165,335
Commerzbank AG 0.5% 12/4/2026 (b)	EUR	58,000	57,627
Commerzbank AG 1.25% 1/9/2034	EUR	58,000	52,458
Commerzbank AG 1.5% 8/28/2028 (b)	EUR	100,000	98,769
Commerzbank AG 1.875% 2/28/2028 (b)	EUR	100,000	100,011
Commerzbank AG 4% 12/5/2030 (b)(h)	EUR	400,000	415,467
Commerzbank AG 4.625% 3/21/2028 (b)(h)	EUR	300,000	321,321
Hamburg Commercial Bank AG 0.01% 1/19/2027 (b)	EUR	100,000	98,049
Investitionsbank Berlin 0.01% 7/15/2027	EUR	500,000	487,778
Landesbank Baden-Wuerttemberg 0.375% 5/7/2029 (b)	EUR	100,000	91,845
Landesbank Baden-Wuerttemberg 3% 4/26/2027 (b)	EUR	200,000	209,712
Muenchener Hypothekenbank eG 1.875% 8/25/2032 (b)	EUR	60,000	58,532
NRW Bank 0.5% 6/17/2041 (b)	EUR	50,000	34,283
NRW Bank 0.875% 4/12/2034	EUR	387,000	338,403
UniCredit Bank GmbH 0.25% 1/15/2032 (b)	EUR	39,000	33,988
UniCredit Bank GmbH 0.375% 1/17/2033 (b)	EUR	200,000	171,169
UniCredit Bank GmbH 0.85% 5/22/2034 (b)	EUR	102,000	87,662
Volkswagen Bank GmbH 2.5% 7/31/2026 (b)	EUR	100,000	102,609
			3,781,610
Capital Markets - 0.2%
Deutsche Bank AG 0.75% 2/17/2027 (b)(h)	EUR	100,000	100,952
Deutsche Bank AG 1.375% 9/3/2026 (b)(h)	EUR	200,000	204,664
Deutsche Bank AG 1.625% 1/20/2027 (b)	EUR	300,000	301,965
Deutsche Bank AG 1.875% 2/23/2028 (b)(h)	EUR	200,000	201,562
Deutsche Bank AG 3.25% 5/24/2028 (b)(h)	EUR	100,000	103,716
Deutsche Bank AG 4% 6/24/2026 (b)(h)	GBP	200,000	248,861
Deutsche Bank AG 4% 6/24/2032 (b)(h)	EUR	100,000	103,679
Deutsche Bank AG 4.125% 4/4/2030 (b)(h)	EUR	200,000	212,175
Deutsche Boerse AG 0.125% 2/22/2031 (b)	EUR	100,000	88,021
Deutsche Boerse AG 1.5% 4/4/2032 (b)	EUR	100,000	93,670
			1,659,265
Consumer Finance - 0.1%
Volkswagen Financial Services AG 0.375% 2/12/2030 (b)	EUR	70,000	61,481
Volkswagen Financial Services AG 0.875% 1/31/2028 (b)	EUR	630,000	606,180
Volkswagen Financial Services AG 3.375% 4/6/2028 (b)	EUR	32,000	33,137
			700,798
Financial Services - 1.3%
Aareal Bank AG 0.01% 2/1/2028 (b)	EUR	100,000	95,325
Aareal Bank AG 0.05% 9/2/2026 (b)	EUR	100,000	98,396
DZ HYP AG 0.5% 6/16/2026 (b)	EUR	1,200,000	1,208,097
Free and Hanseatic City of Hamburg 0.25% 2/18/2041 (b)	EUR	190,000	126,458
KfW 0% 9/15/2028 (b)	EUR	442,000	420,545
KfW 0% 9/17/2030 (b)	EUR	261,000	235,141
KfW 0% 9/30/2026 (b)	EUR	273,000	272,067
KfW 0.01% 5/5/2027 (b)	EUR	38,000	37,377
KfW 0.05% 9/29/2034 (b)	EUR	1,284,000	1,028,603
KfW 0.125% 12/30/2026 (b)	GBP	1,064,000	1,225,002
KfW 0.625% 1/7/2028	EUR	1,834,000	1,807,843
KfW 0.625% 2/22/2027	EUR	283,000	283,288
KfW 0.75% 12/7/2027 (b)	GBP	320,000	360,909
KfW 0.75% 6/28/2028	EUR	72,000	70,670
KfW 0.875% 7/4/2039 (b)	EUR	110,000	86,645
KfW 0.875% 9/15/2026 (b)	GBP	43,000	50,643
KfW 1.375% 2/2/2028 (b)	SEK	310,000	27,007
KfW 2.15% 8/25/2025	AUD	1,210,000	738,617
KfW 2.625% 1/10/2034 (b)	EUR	420,000	433,259
KfW 2.875% 12/28/2029 (b)	EUR	740,000	781,138
KfW 3.2% 9/11/2026	AUD	118,000	71,875
Landwirtschaftliche Rentenbank 0.05% 1/31/2031 (b)	EUR	480,000	427,231
Landwirtschaftliche Rentenbank 0.05% 12/18/2029 (b)	EUR	42,000	38,583
Landwirtschaftliche Rentenbank 0.875% 12/15/2026 (b)	GBP	19,000	22,210
Landwirtschaftliche Rentenbank 1.375% 9/8/2025 (b)	GBP	1,512,000	1,850,047
Landwirtschaftliche Rentenbank 2.6% 3/23/2027 (b)	AUD	60,000	35,918
Landwirtschaftliche Rentenbank 4% 1/19/2028	AUD	350,000	215,359
Volkswagen Leasing GmbH 0.625% 7/19/2029 (b)	EUR	50,000	45,518
Volkswagen Leasing GmbH 4% 4/11/2031 (b)	EUR	140,000	147,401
			12,241,172
Insurance - 0.1%
Allianz Finance II BV 1.5% 1/15/2030 (b)	EUR	200,000	194,793
Allianz SE 1.301% 9/25/2049 (b)(h)	EUR	200,000	188,003
Allianz SE 4.252% 7/5/2052 (b)(h)	EUR	100,000	106,501
Hannover Rueck SE 1.75% 10/8/2040 (b)(h)	EUR	100,000	94,553
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 1.25% 5/26/2041 (b)(h)	EUR	100,000	90,067
			673,917
TOTAL FINANCIALS			19,056,762

Health Care - 0.0%
Pharmaceuticals - 0.0%
Bayer AG 1.375% 7/6/2032 (b)	EUR	300,000	261,836
Industrials - 0.2%
Air Freight & Logistics - 0.0%
Deutsche Post AG 3.375% 7/3/2033 (b)	EUR	100,000	106,796
Electrical Equipment - 0.0%
Eurogrid GmbH 3.598% 2/1/2029 (b)	EUR	400,000	422,297
Ground Transportation - 0.2%
Deutsche Bahn Finance GMBH 0.375% 12/3/2026 (b)	GBP	214,000	248,238
Deutsche Bahn Finance GMBH 0.625% 12/8/2050 (b)	EUR	144,000	78,862
Deutsche Bahn Finance GMBH 0.625% 4/15/2036 (b)	EUR	170,000	134,932
Deutsche Bahn Finance GMBH 0.875% 6/23/2039 (b)	EUR	198,000	146,346
Deutsche Bahn Finance GMBH 1.375% 7/7/2025 (b)	GBP	28,000	34,454
Deutsche Bahn Finance GMBH 1.875% 2/13/2026 (b)	GBP	171,000	207,870
			850,702
Industrial Conglomerates - 0.0%
Siemens Financieringsmaatschappij NV 0.125% 9/5/2029 (b)	EUR	24,000	22,482
Siemens Financieringsmaatschappij NV 1.75% 2/28/2039 (b)	EUR	23,000	19,583
Siemens Financieringsmaatschappij NV 3% 9/8/2033 (b)	EUR	100,000	103,099
Siemens Financieringsmaatschappij NV 3.125% 5/22/2032 (b)	EUR	200,000	209,405
Siemens Financieringsmaatschappij NV 3.625% 2/24/2043 (b)	EUR	100,000	103,457
			458,026
Machinery - 0.0%
Traton Finance Luxembourg SA 4.5% 11/23/2026 (b)	EUR	200,000	212,207
TOTAL INDUSTRIALS			2,050,028

Materials - 0.0%
Chemicals - 0.0%
BASF SE 4.25% 3/8/2032 (b)	EUR	200,000	219,821
Construction Materials - 0.0%
Heidelberg Materials Finance Luxembourg SA 4.875% 11/21/2033 (b)	EUR	100,000	113,322
TOTAL MATERIALS			333,143

Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Aroundtown SA 0.375% 4/15/2027 (b)	EUR	200,000	193,099
Aroundtown SA 1.45% 7/9/2028 (b)	EUR	100,000	96,074
Grand City Properties SA 1.375% 8/3/2026 (b)	EUR	400,000	403,732
LEG Immobilien SE 0.375% 1/17/2026 (b)	EUR	100,000	100,980
LEG Immobilien SE 0.875% 1/17/2029 (b)	EUR	100,000	94,281
LEG Immobilien SE 0.875% 11/28/2027 (b)	EUR	100,000	98,193
Vonovia SE 0.625% 10/7/2027 (b)	EUR	200,000	194,525
Vonovia SE 0.75% 9/1/2032 (b)	EUR	100,000	83,831
Vonovia SE 1% 6/16/2033 (b)	EUR	400,000	332,932
			1,597,647
Utilities - 0.3%
Electric Utilities - 0.1%
Amprion GmbH 3.45% 9/22/2027 (b)	EUR	100,000	105,165
Amprion GmbH 3.971% 9/22/2032 (b)	EUR	200,000	214,532
E.ON International Finance BV 1.5% 7/31/2029 (b)	EUR	115,000	112,361
E.ON International Finance BV 5.75% 2/14/2033 (b)	EUR	130,000	158,557
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(h)	EUR	100,000	94,996
EnBW International Finance BV 0.5% 3/1/2033 (b)	EUR	281,000	232,202
EnBW International Finance BV 3.625% 11/22/2026 (b)	EUR	260,000	274,085
			1,191,898
Independent Power and Renewable Electricity Producers - 0.1%
RWE AG 2.5% 8/24/2025 (b)	EUR	430,000	444,384
RWE AG 2.75% 5/24/2030 (b)	EUR	120,000	122,368
			566,752
Multi-Utilities - 0.1%
E.ON SE 0.25% 10/24/2026 (b)	EUR	69,000	68,733
E.ON SE 0.35% 2/28/2030 (b)	EUR	190,000	173,458
E.ON SE 0.75% 2/20/2028 (b)	EUR	99,000	97,042
E.ON SE 0.875% 10/18/2034 (b)	EUR	117,000	97,343
E.ON SE 0.875% 8/20/2031 (b)	EUR	200,000	180,057
E.ON SE 3.5% 1/12/2028 (b)	EUR	140,000	148,136
E.ON SE 4.125% 3/25/2044 (b)	EUR	50,000	52,500
			817,269
TOTAL UTILITIES			2,575,919

TOTAL GERMANY			27,833,953
HONG KONG - 0.0%
Financials - 0.0%
Banks - 0.0%
Hongkong & Shanghai Banking Corp Ltd-The-/Sydney 5.1% 3/3/2028 (b)	AUD	250,000	156,967
IRELAND - 0.1%
Financials - 0.1%
Banks - 0.1%
AIB Group PLC 4.625% 7/23/2029 (b)(h)	EUR	100,000	108,876
Bank of Ireland Group PLC 0.375% 5/10/2027 (b)(h)	EUR	140,000	140,485
Bank of Ireland Group PLC 1.375% 8/11/2031 (b)(h)	EUR	100,000	100,582
			349,943
Materials - 0.0%
Containers & Packaging - 0.0%
Smurfit Kappa Treasury ULC 1.5% 9/15/2027 (b)	EUR	100,000	100,447
Utilities - 0.0%
Electric Utilities - 0.0%
ESB Finance DAC 1.125% 6/11/2030 (b)	EUR	135,000	126,459
ESB Finance DAC 4% 10/3/2028 (b)	EUR	100,000	107,276
			233,735
TOTAL IRELAND			684,125
ITALY - 0.7%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Eni SpA 3.625% 5/19/2027 (b)	EUR	100,000	105,590
Eni SpA 4.25% 5/19/2033 (b)	EUR	120,000	130,387
			235,977
Financials - 0.3%
Banks - 0.3%
AMCO - Asset Management Co SpA 1.375% 1/27/2025 (b)	EUR	110,000	113,809
Credit Agricole Italia SpA 0.375% 1/20/2032 (b)	EUR	200,000	173,471
Iccrea Banca SpA 4% 11/8/2027 (b)	EUR	140,000	149,656
Intesa Sanpaolo SpA 0.75% 3/16/2028 (b)	EUR	360,000	348,510
Intesa Sanpaolo SpA 2.5% 1/15/2030 (b)	GBP	100,000	109,631
Intesa Sanpaolo SpA 4.875% 5/19/2030 (b)	EUR	200,000	223,386
Intesa Sanpaolo SpA 5.125% 8/29/2031 (b)	EUR	100,000	114,339
Mediobanca Banca di Credito Finanziario SpA 2.375% 6/30/2027 (b)	EUR	160,000	164,116
Mediobanca Banca di Credito Finanziario SpA 4.75% 3/14/2028 (b)(h)	EUR	100,000	107,639
UniCredit SpA 0.85% 1/19/2031 (b)	EUR	140,000	125,887
UniCredit SpA 2.2% 7/22/2027 (b)(h)	EUR	490,000	501,994
UniCredit SpA 4.45% 2/16/2029 (b)(h)	EUR	320,000	344,283
			2,476,721
Insurance - 0.0%
Generali 1.713% 6/30/2032 (b)	EUR	100,000	90,707
Generali 2.124% 10/1/2030 (b)	EUR	130,000	126,918
Generali 5.5% 10/27/2047 (b)(h)	EUR	100,000	109,474
			327,099
TOTAL FINANCIALS			2,803,820

Industrials - 0.1%
Ground Transportation - 0.1%
Ferrovie dello Stato Italiane SpA 1.125% 7/9/2026 (b)	EUR	230,000	233,133
Ferrovie dello Stato Italiane SpA 1.5% 6/27/2025 (b)	EUR	144,000	148,082
			381,215
Transportation Infrastructure - 0.0%
Autostrade per l'Italia SpA 1.875% 9/26/2029 (b)	EUR	320,000	311,538
TOTAL INDUSTRIALS			692,753

Utilities - 0.3%
Electric Utilities - 0.2%
Enel Finance International NV 0.375% 6/17/2027 (b)	EUR	220,000	215,578
Enel Finance International NV 0.75% 6/17/2030 (b)	EUR	110,000	100,516
Enel Finance International NV 2.875% 4/11/2029 (b)	GBP	636,000	730,197
Enel Finance International NV 4% 2/20/2031 (b)	EUR	300,000	324,187
Terna - Rete Elettrica Nazionale 0.375% 6/23/2029 (b)	EUR	120,000	111,091
Terna - Rete Elettrica Nazionale 1.375% 7/26/2027 (b)	EUR	150,000	150,276
			1,631,845
Gas Utilities - 0.0%
Italgas SpA 1% 12/11/2031 (b)	EUR	110,000	99,213
Snam SpA 0.75% 6/20/2029 (b)	EUR	420,000	394,723
			493,936
Multi-Utilities - 0.1%
A2A SpA 0.625% 7/15/2031 (b)	EUR	140,000	122,644
ACEA SpA 1.5% 6/8/2027 (b)	EUR	217,000	218,337
Hera SpA 0.875% 7/5/2027 (b)	EUR	190,000	187,873
			528,854
TOTAL UTILITIES			2,654,635

TOTAL ITALY			6,387,185
JAPAN - 0.4%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
NTT Finance Corp 0.18% 12/19/2025	JPY	200,000,000	1,265,196
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Toyota Finance Corp 0.37% 10/13/2026	JPY	100,000,000	630,510
Consumer Staples - 0.0%
Tobacco - 0.0%
JT International Financial Services BV 2.375% 4/7/2081 (b)(h)	EUR	120,000	122,240
Financials - 0.1%
Banks - 0.1%
Development Bank of Japan Inc 3.125% 4/13/2028 (b)	EUR	140,000	147,760
Mizuho Financial Group Inc 0.797% 4/15/2030 (b)	EUR	470,000	429,967
Mizuho Financial Group Inc 1.412% 7/13/2033	JPY	12,000,000	74,008
Sumitomo Mitsui Financial Group Inc 0.632% 10/23/2029 (b)	EUR	110,000	101,727
			753,462
Consumer Finance - 0.0%
Toyota Motor Finance Netherlands BV 3.5% 1/13/2028 (b)	EUR	300,000	316,339
TOTAL FINANCIALS			1,069,801

Health Care - 0.0%
Pharmaceuticals - 0.0%
Takeda Pharmaceutical Co Ltd 2% 7/9/2040	EUR	157,000	129,719
Industrials - 0.0%
Ground Transportation - 0.0%
East Japan Railway Co 1.104% 9/15/2039 (b)	EUR	160,000	120,904
East Japan Railway Co 1.162% 9/15/2028 (b)	GBP	210,000	230,937
			351,841
TOTAL JAPAN			3,569,307
KOREA (SOUTH) - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Korea Housing Finance Corp 0.01% 7/7/2025 (b)	EUR	160,000	163,429
LUXEMBOURG - 0.1%
Financials - 0.0%
Capital Markets - 0.0%
JAB Holdings BV 1% 7/14/2031 (b)	EUR	100,000	90,309
JAB Holdings BV 2.5% 6/25/2029 (b)	EUR	100,000	101,615
			191,924
Financial Services - 0.0%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 0.5% 1/27/2028 (b)	EUR	100,000	95,680
TOTAL FINANCIALS			287,604

Real Estate - 0.1%
Industrial REITs - 0.0%
Prologis International Funding II SA 1.75% 3/15/2028 (b)	EUR	514,000	513,713
Real Estate Management & Development - 0.1%
Blackstone Property Partners Europe Holdings Sarl 1.25% 4/26/2027 (b)	EUR	153,000	151,204
Logicor Financing Sarl 1.625% 7/15/2027 (b)	EUR	290,000	288,612
SELP Finance Sarl 1.5% 11/20/2025 (b)	EUR	100,000	102,286
			542,102
TOTAL REAL ESTATE			1,055,815

TOTAL LUXEMBOURG			1,343,419
MEXICO - 0.0%
Communication Services - 0.0%
Wireless Telecommunication Services - 0.0%
America Movil SAB de CV 0.75% 6/26/2027	EUR	100,000	98,582
America Movil SAB de CV 2.125% 3/10/2028	EUR	200,000	203,163
			301,745
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleos Mexicanos 4.75% 2/26/2029 (b)	EUR	100,000	95,493
TOTAL MEXICO			397,238
MULTI-NATIONAL - 1.7%
Financials - 1.7%
Banks - 1.3%
African Development Bank 0.125% 10/7/2026	EUR	41,000	40,919
African Development Bank 0.875% 5/24/2028	EUR	87,000	85,720
African Development Bank 1.1% 12/16/2026	AUD	260,000	151,556
African Development Bank 1.125% 6/18/2025	GBP	80,000	98,443
Asian Development Bank 1.125% 12/15/2025	GBP	32,000	38,758
Asian Development Bank 1.375% 3/7/2025	GBP	25,000	31,087
Asian Development Bank 1.625% 1/28/2025	CAD	290,000	201,498
Asian Development Bank 3.3% 8/8/2028 (b)	AUD	55,000	32,989
Asian Development Bank 3.875% 7/22/2027	GBP	310,000	382,282
Asian Development Bank 4.65% 2/16/2027	CAD	700,000	502,912
Corp Andina de Fomento 1.625% 6/3/2025 (b)	EUR	198,000	204,019
Council Of Europe Development Bank 0% 4/9/2027 (b)	EUR	33,000	32,450
Council Of Europe Development Bank 1% 4/13/2029 (b)	EUR	210,000	204,898
European Investment Bank 0% 6/17/2027	EUR	215,000	210,884
European Investment Bank 0% 9/9/2030 (b)	EUR	309,000	278,098
European Investment Bank 0.01% 5/15/2041 (b)	EUR	330,000	208,947
European Investment Bank 0.05% 10/13/2034 (b)	EUR	1,677,000	1,333,318
European Investment Bank 0.05% 11/15/2029 (b)	EUR	2,750,000	2,537,974
European Investment Bank 0.125% 6/20/2029 (b)	EUR	578,000	541,366
European Investment Bank 0.375% 4/14/2026 (b)	EUR	413,000	418,009
European Investment Bank 0.375% 7/16/2025	EUR	577,000	591,136
European Investment Bank 0.75% 7/15/2027	AUD	340,000	193,281
European Investment Bank 1% 4/14/2032 (b)	EUR	736,000	683,966
European Investment Bank 1% 9/21/2026 (b)	GBP	226,000	266,666
European Investment Bank 1.125% 4/13/2033 (b)	EUR	265,000	243,738
European Investment Bank 1.75% 11/12/2026 (b)	SEK	240,000	21,405
European Investment Bank 3.625% 1/12/2032 (b)	GBP	550,000	651,575
Inter-American Development Bank 1.25% 12/15/2025	GBP	308,000	373,467
Inter-American Development Bank 3.15% 6/26/2029	AUD	120,000	70,723
Inter-American Development Bank 3.875% 2/15/2029	GBP	130,000	159,160
International Development Association 0% 7/15/2031 (b)	EUR	110,000	96,161
International Development Association 0.7% 1/17/2042 (b)	EUR	297,000	208,438
International Development Association 4.75% 10/14/2031 (b)	GBP	230,000	290,400
			11,386,243
Financial Services - 0.4%
International Bank for Reconstruction & Development 0% 1/15/2027	EUR	1,828,000	1,808,370
International Bank for Reconstruction & Development 0.01% 4/24/2028	EUR	687,000	658,522
International Bank for Reconstruction & Development 1% 12/21/2029	GBP	248,000	263,769
International Bank for Reconstruction & Development 1.2% 8/8/2034	EUR	403,000	360,546
International Bank for Reconstruction & Development 1.25% 12/13/2028	GBP	100,000	111,023
International Bank for Reconstruction & Development 3.3% 8/14/2028	AUD	210,000	126,031
International Bank for Reconstruction & Development 3.45% 9/13/2038	EUR	140,000	151,408
International Finance Corp 3.15% 6/26/2029 (b)	AUD	90,000	53,046
International Finance Corp 4.5% 10/2/2028	GBP	370,000	463,685
			3,996,400
TOTAL FINANCIALS			15,382,643

Industrials - 0.0%
Ground Transportation - 0.0%
EUROFIMA 0.15% 10/10/2034 (b)	EUR	191,000	152,216
TOTAL MULTI-NATIONAL			15,534,859
NETHERLANDS - 1.2%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Koninklijke KPN NV 3.875% 7/3/2031 (b)	EUR	100,000	107,945
Consumer Staples - 0.0%
Beverages - 0.0%
Heineken NV 1.75% 5/7/2040 (b)	EUR	160,000	130,554
Consumer Staples Distribution & Retail - 0.0%
Koninklijke Ahold Delhaize NV 0.375% 3/18/2030 (b)	EUR	120,000	109,206
Food Products - 0.0%
JDE Peet's NV 0.5% 1/16/2029 (b)	EUR	130,000	121,005
TOTAL CONSUMER STAPLES			360,765

Financials - 1.2%
Banks - 1.1%
ABN AMRO Bank NV 0.375% 1/14/2035 (b)	EUR	200,000	161,119
ABN AMRO Bank NV 0.5% 9/23/2029 (b)	EUR	200,000	183,312
ABN AMRO Bank NV 0.6% 1/15/2027 (b)	EUR	300,000	296,930
ABN AMRO Bank NV 1.375% 1/12/2037 (b)	EUR	400,000	344,820
ABN AMRO Bank NV 4.5% 11/21/2034 (b)	EUR	100,000	112,481
BNG Bank NV 0% 1/20/2031 (b)	EUR	120,000	105,949
BNG Bank NV 0.75% 1/24/2029 (b)	EUR	2,384,000	2,305,162
BNG Bank NV 3.3% 7/17/2028 (b)	AUD	1,267,000	757,868
Cooperatieve Rabobank UA 0.25% 10/30/2026 (b)	EUR	500,000	494,903
Cooperatieve Rabobank UA 0.625% 2/25/2033 (b)	EUR	100,000	84,865
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	100,000	91,161
Cooperatieve Rabobank UA 1.25% 3/23/2026 (b)	EUR	79,000	80,448
Cooperatieve Rabobank UA 1.875% 7/12/2028 (b)(h)	GBP	200,000	233,068
Cooperatieve Rabobank UA 3.202% 5/6/2036 (b)	EUR	400,000	423,173
ING Bank NV 3% 5/21/2034 (b)	EUR	300,000	313,373
ING Groep NV 0.25% 2/1/2030 (b)(h)	EUR	200,000	183,922
ING Groep NV 0.25% 2/18/2029 (b)(h)	EUR	500,000	474,260
ING Groep NV 1% 11/16/2032 (b)(h)	EUR	200,000	194,263
ING Groep NV 2.125% 5/26/2031 (b)(h)	EUR	400,000	408,622
ING Groep NV 3% 2/18/2026 (b)	GBP	100,000	122,463
ING Groep NV 3.5% 9/3/2030 (b)(h)	EUR	300,000	314,178
ING Groep NV 4.875% 11/14/2027 (b)(h)	EUR	200,000	214,523
Nationale-Nederlanden Bank NV/The Netherlands 1% 9/25/2028 (b)	EUR	700,000	682,362
Nederlandse Waterschapsbank NV 0.75% 10/4/2041 (b)	EUR	748,000	529,106
Nederlandse Waterschapsbank NV 3.3% 5/2/2029 (b)	AUD	40,000	23,623
			9,135,954
Consumer Finance - 0.0%
Ayvens Bank NV 2.125% 5/6/2025 (b)	EUR	130,000	134,193
Financial Services - 0.0%
EXOR NV 1.75% 1/18/2028 (b)	EUR	170,000	171,003
Insurance - 0.1%
ASR Nederland NV 3.375% 5/2/2049 (b)(h)	EUR	100,000	102,091
NN Group NV 4.625% 1/13/2048 (b)(h)	EUR	180,000	193,724
			295,815
TOTAL FINANCIALS			9,736,965

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Koninklijke Philips NV 2.125% 11/5/2029 (b)	EUR	110,000	109,669
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Royal Schiphol Group NV 2% 4/6/2029 (b)	EUR	117,000	116,944
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
CTP NV 0.625% 9/27/2026 (b)	EUR	110,000	109,874
CTP NV 0.75% 2/18/2027 (b)	EUR	108,000	106,429
			216,303
Utilities - 0.0%
Electric Utilities - 0.0%
Enexis Holding NV 0.75% 7/2/2031 (b)	EUR	100,000	90,191
TenneT Holding BV 0.875% 6/16/2035 (b)	EUR	234,000	194,567
			284,758
Multi-Utilities - 0.0%
Stedin Holding NV 0% 11/16/2026 (b)	EUR	117,000	115,341
TOTAL UTILITIES			400,099

TOTAL NETHERLANDS			11,048,690
NEW ZEALAND - 0.1%
Financials - 0.1%
Banks - 0.1%
Westpac Securities NZ Ltd/London 0.01% 6/8/2028 (b)	EUR	998,000	942,599
NORWAY - 0.2%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telenor ASA 0.75% 5/31/2026 (b)	EUR	100,000	100,816
Telenor ASA 1.125% 5/31/2029 (b)	EUR	157,000	151,346
			252,162
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Equinor ASA 1.375% 5/22/2032 (b)	EUR	241,000	222,421
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 3.125% 9/21/2027 (b)(h)	EUR	170,000	177,157
DNB Bank ASA 4% 8/17/2027 (b)(h)	GBP	100,000	123,281
SpareBank 1 Boligkreditt AS 0.01% 9/22/2027 (b)	EUR	1,151,000	1,114,396
			1,414,834
Capital Markets - 0.0%
Kommunalbanken AS 0.6% 6/1/2026	AUD	500,000	293,843
TOTAL FINANCIALS			1,708,677

TOTAL NORWAY			2,183,260
PORTUGAL - 0.1%
Financials - 0.1%
Banks - 0.1%
Banco Santander Totta SA 3.25% 2/15/2031 (b)	EUR	100,000	105,963
Banco Santander Totta SA 3.375% 4/19/2028 (b)	EUR	400,000	423,205
			529,168
Utilities - 0.0%
Electric Utilities - 0.0%
EDP Finance BV 1.875% 9/21/2029 (b)	EUR	100,000	98,448
TOTAL PORTUGAL			627,616
SOUTH AFRICA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
Anglo American Capital PLC 3.75% 6/15/2029 (b)	EUR	140,000	148,064
SPAIN - 0.5%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Emisiones SA 0.664% 2/3/2030 (b)	EUR	100,000	92,757
Telefonica Emisiones SA 1.93% 10/17/2031 (b)	EUR	300,000	285,176
			377,933
Financials - 0.4%
Banks - 0.4%
Banco Bilbao Vizcaya Argentaria SA 4.375% 10/14/2029 (b)	EUR	300,000	331,109
Banco Bilbao Vizcaya Argentaria SA 5.75% 9/15/2033 (b)(h)	EUR	100,000	110,292
Banco Santander SA 0.2% 2/11/2028 (b)	EUR	300,000	285,932
Banco Santander SA 0.5% 3/24/2027 (b)(h)	EUR	100,000	100,637
Banco Santander SA 1.375% 1/5/2026 (b)	EUR	300,000	307,107
Banco Santander SA 2.125% 2/8/2028 (b)	EUR	100,000	100,335
Banco Santander SA 3.125% 1/19/2027 (b)	EUR	100,000	103,891
Banco Santander SA 3.25% 4/2/2029 (b)(h)	EUR	300,000	311,626
Banco Santander SA 3.5% 1/9/2030 (b)(h)	EUR	100,000	105,358
Banco Santander SA 3.75% 1/9/2034 (b)	EUR	100,000	106,573
Banco Santander SA 5.125% 1/25/2030 (b)	GBP	100,000	125,679
Banco Santander SA 5.75% 8/23/2033 (b)(h)	EUR	100,000	110,156
CaixaBank SA 0.5% 2/9/2029 (b)(h)	EUR	400,000	383,058
CaixaBank SA 0.75% 5/26/2028 (b)(h)	EUR	300,000	295,614
CaixaBank SA 1.5% 12/3/2026 (b)(h)	GBP	200,000	242,143
CaixaBank SA 2.25% 4/17/2030 (b)(h)	EUR	100,000	103,143
CaixaBank SA 5% 7/19/2029 (b)(h)	EUR	100,000	110,212
CaixaBank SA 6.25% 2/23/2033 (b)(h)	EUR	100,000	110,964
			3,343,829
Industrials - 0.0%
Transportation Infrastructure - 0.0%
Abertis Infraestructuras SA 2.375% 9/27/2027 (b)	EUR	400,000	409,152
Information Technology - 0.0%
Communications Equipment - 0.0%
Cellnex Finance Co SA 1% 9/15/2027 (b)	EUR	400,000	394,510
Utilities - 0.1%
Electric Utilities - 0.0%
Iberdrola Finanzas SA 3.375% 11/22/2032 (b)	EUR	200,000	210,047
Gas Utilities - 0.1%
Naturgy Finance Iberia SA 1.25% 1/15/2026 (b)	EUR	200,000	204,087
Naturgy Finance Iberia SA 1.5% 1/29/2028 (b)	EUR	100,000	99,524
			303,611
TOTAL UTILITIES			513,658

TOTAL SPAIN			5,039,082
SWEDEN - 0.9%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Telia Co AB 0.125% 11/27/2030 (b)	EUR	310,000	271,719
Financials - 0.8%
Banks - 0.7%
Lansforsakringar Hypotek AB 1.25% 9/17/2025 (b)	SEK	400,000	35,819
Lansforsakringar Hypotek AB 1.5% 9/16/2026 (b)	SEK	5,600,000	497,653
Nordea Hypotek AB 0.5% 9/16/2026 (b)	SEK	15,200,000	1,328,222
Nordea Hypotek AB 1% 9/17/2025 (b)	SEK	1,700,000	152,006
Skandinaviska Enskilda Banken AB 0.75% 11/15/2027 (b)	EUR	100,000	98,555
Skandinaviska Enskilda Banken AB 1.75% 11/11/2026 (b)	EUR	210,000	213,773
Skandinaviska Enskilda Banken AB 3% 11/6/2028 (b)	SEK	4,000,000	364,059
Skandinaviska Enskilda Banken AB 3.25% 5/4/2028 (b)	EUR	250,000	264,563
Skandinaviska Enskilda Banken AB 3.75% 2/7/2028 (b)	EUR	160,000	169,484
Stadshypotek AB 0.375% 3/13/2026 (b)	EUR	500,000	505,381
Stadshypotek AB 2% 9/1/2028 (b)	SEK	10,000,000	880,103
Svenska Handelsbanken AB 0.5% 2/18/2030 (b)	EUR	200,000	182,363
Svenska Handelsbanken AB 1.375% 2/23/2029 (b)	EUR	110,000	106,806
Sveriges Sakerstallda Obligationer AB 2% 6/17/2026 (b)	SEK	11,000,000	987,133
Swedbank AB 0.3% 5/20/2027 (b)(h)	EUR	240,000	239,878
Swedbank AB 2.1% 5/25/2027 (b)	EUR	108,000	110,456
			6,136,254
Financial Services - 0.1%
Investor AB 1.5% 9/12/2030 (b)	EUR	120,000	115,272
Kommuninvest I Sverige AB 1% 11/12/2026 (b)	SEK	6,710,000	590,260
Swedbank Hypotek AB 3% 3/28/2029 (b)	SEK	1,900,000	172,707
Swedbank Hypotek AB 3.125% 7/5/2028 (b)	EUR	390,000	411,259
			1,289,498
TOTAL FINANCIALS			7,425,752

Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Akelius Residential Property Financing BV 1% 1/17/2028 (b)	EUR	100,000	96,080
Fastighets AB Balder 1.25% 1/28/2028 (b)	EUR	108,000	104,384
Heimstaden Bostad Treasury BV 0.625% 7/24/2025 (b)	EUR	160,000	163,065
Heimstaden Bostad Treasury BV 1.375% 7/24/2028 (b)	EUR	135,000	128,563
Sagax AB 2.25% 3/13/2025 (b)	EUR	120,000	124,030
Samhallsbyggnadsbolaget i Norden AB 2.25% 8/12/2027 (b)(e)	EUR	108,000	87,633
			703,755
Utilities - 0.0%
Electric Utilities - 0.0%
Vattenfall AB 0.125% 2/12/2029 (b)	EUR	108,000	100,654
TOTAL SWEDEN			8,501,880
SWITZERLAND - 0.7%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Swisscom Finance BV 0.375% 11/14/2028 (b)	EUR	430,000	407,217
Financials - 0.7%
Banks - 0.3%
Pfandbriefzentrale der schweizerischen Kantonalbanken AG 0% 3/13/2028 (b)	CHF	600,000	651,465
Pfandbriefzentrale der schweizerischen Kantonalbanken AG 0% 7/25/2031 (b)	CHF	340,000	359,293
Pfandbriefzentrale der schweizerischen Kantonalbanken AG 0.1% 12/3/2031 (b)	CHF	795,000	843,100
Pfandbriefzentrale der schweizerischen Kantonalbanken AG 0.5% 11/24/2028 (b)	CHF	40,000	44,104
UBS AG/Australia 5.808% 11/24/2028 (b)	AUD	90,000	57,769
			1,955,731
Capital Markets - 0.1%
UBS AG/London 0.25% 9/1/2028 (b)	EUR	390,000	366,644
UBS Group AG 0.65% 1/14/2028 (b)(h)	EUR	100,000	98,814
UBS Group AG 1% 6/24/2027 (b)(h)	EUR	150,000	151,120
UBS Group AG 2.125% 11/15/2029 (b)(h)	GBP	130,000	146,063
UBS Group AG 2.875% 4/2/2032 (b)(h)	EUR	270,000	272,271
UBS Group AG 7.75% 3/1/2029 (b)(h)	EUR	260,000	306,767
			1,341,679
Financial Services - 0.3%
Pfandbriefbank schweizerischer Hypothekarinstitute AG 0% 10/26/2029 (b)	CHF	50,000	53,690
Pfandbriefbank schweizerischer Hypothekarinstitute AG 0% 8/26/2049 (b)	CHF	520,000	468,805
Pfandbriefbank schweizerischer Hypothekarinstitute AG 0.125% 12/19/2031 (b)	CHF	1,270,000	1,350,263
			1,872,758
Insurance - 0.0%
Argentum Netherlands BV for Zurich Insurance Co Ltd 2.75% 2/19/2049 (b)(h)	EUR	120,000	121,008
Zurich Finance Ireland Designated Activity Co 1.625% 6/17/2039 (b)	EUR	100,000	82,924
			203,932
TOTAL FINANCIALS			5,374,100

Industrials - 0.0%
Building Products - 0.0%
ABB Finance BV 0% 1/19/2030 (b)	EUR	130,000	116,780
Materials - 0.0%
Construction Materials - 0.0%
Holcim Finance Luxembourg SA 0.5% 4/23/2031 (b)	EUR	130,000	113,620
TOTAL SWITZERLAND			6,011,717
UNITED KINGDOM - 1.5%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.0%
British Telecommunications PLC 3.75% 5/13/2031 (b)	EUR	170,000	181,693
Media - 0.0%
WPP Finance SA 4.125% 5/30/2028 (b)	EUR	170,000	183,186
Wireless Telecommunication Services - 0.1%
CK Hutchison Group Telecom Finance SA 1.125% 10/17/2028 (b)	EUR	100,000	95,478
Vodafone International Financing DAC 3.75% 12/2/2034 (b)	EUR	330,000	352,236
			447,714
TOTAL COMMUNICATION SERVICES			812,593

Consumer Staples - 0.1%
Beverages - 0.0%
CCEP Finance Ireland DAC 0.875% 5/6/2033 (b)	EUR	110,000	94,050
Diageo Finance PLC 3.125% 2/28/2031 (b)	EUR	270,000	281,270
			375,320
Household Products - 0.0%
Reckitt Benckiser Treasury Services Nederland BV 0.75% 5/19/2030 (b)	EUR	110,000	101,672
Personal Care Products - 0.0%
Unilever Finance Netherlands BV 3.5% 2/15/2037 (b)	EUR	170,000	179,417
Tobacco - 0.1%
BAT International Finance PLC 2.25% 6/26/2028 (b)	GBP	240,000	273,015
BAT Netherlands Finance BV 3.125% 4/7/2028 (b)	EUR	100,000	104,493
BAT Netherlands Finance BV 5.375% 2/16/2031 (b)	EUR	110,000	125,002
			502,510
TOTAL CONSUMER STAPLES			1,158,919

Financials - 0.8%
Banks - 0.5%
Barclays PLC 0.577% 8/9/2029 (b)(h)	EUR	300,000	283,758
Barclays PLC 1.106% 5/12/2032 (b)(h)	EUR	110,000	98,757
Barclays PLC 1.125% 3/22/2031 (b)(h)	EUR	230,000	232,184
Barclays PLC 3.25% 1/17/2033	GBP	299,000	317,565
HSBC Holdings PLC 3% 5/29/2030 (h)	GBP	130,000	148,281
HSBC Holdings PLC 3% 7/22/2028 (h)	GBP	110,000	130,729
HSBC Holdings PLC 3.755% 5/20/2029 (b)(h)	EUR	210,000	221,730
HSBC Holdings PLC 6.364% 11/16/2032 (b)(h)	EUR	270,000	301,027
HSBC Holdings PLC 8.201% 11/16/2034 (b)(h)	GBP	150,000	205,602
Lloyds Bank PLC 0.125% 9/23/2029 (b)	EUR	100,000	91,864
Lloyds Banking Group PLC 1.985% 12/15/2031 (h)	GBP	104,000	122,577
Lloyds Banking Group PLC 2% 4/12/2028 (b)(h)	GBP	140,000	163,808
Lloyds Banking Group PLC 3.5% 11/6/2030 (b)(h)	EUR	210,000	220,023
Lloyds Banking Group PLC 3.5% 4/1/2026 (b)(h)	EUR	404,000	418,860
Lloyds Banking Group PLC 5.802% 3/17/2029 (h)	AUD	100,000	63,032
NatWest Group PLC 1.75% 3/2/2026 (b)(h)	EUR	110,000	113,695
NatWest Group PLC 3.622% 8/14/2030 (b)(h)	GBP	411,000	510,048
NatWest Group PLC 4.771% 2/16/2029 (b)(h)	EUR	120,000	130,560
NatWest Markets PLC 6.375% 11/8/2027 (b)	GBP	280,000	363,449
Santander UK Group Holdings PLC 7.098% 11/16/2027 (b)(h)	GBP	110,000	141,983
Santander UK PLC 0.05% 1/12/2027 (b)	EUR	200,000	197,053
Standard Chartered PLC 0.8% 11/17/2029 (b)(h)	EUR	110,000	103,935
Standard Chartered PLC 0.85% 1/27/2028 (b)(h)	EUR	107,000	106,133
Standard Chartered PLC 2.5% 9/9/2030 (b)(h)	EUR	130,000	133,823
			4,820,476
Capital Markets - 0.0%
London Stock Exchange Group PLC 1.75% 9/19/2029 (b)	EUR	110,000	108,307
Consumer Finance - 0.0%
Motability Operations Group PLC 1.5% 1/20/2041 (b)	GBP	220,000	155,305
Motability Operations Group PLC 3.5% 7/17/2031 (b)	EUR	200,000	209,694
			364,999
Financial Services - 0.2%
Clarion Funding PLC 1.25% 11/13/2032 (b)	GBP	120,000	111,053
LCR Finance PLC 5.1% 3/7/2051	GBP	93,000	113,581
M&G PLC 5.625% 10/20/2051 (b)(h)	GBP	104,000	124,726
Nationwide Building Society 0.625% 3/25/2027 (b)	EUR	903,000	898,313
Nationwide Building Society 6.178% 12/7/2027 (b)(h)	GBP	110,000	140,763
			1,388,436
Insurance - 0.1%
Aviva PLC 6.875% 11/27/2053 (b)(h)	GBP	100,000	129,592
Legal & General Group PLC 5.125% 11/14/2048 (b)(h)	GBP	100,000	123,252
Pension Insurance Corp PLC 5.625% 9/20/2030 (b)	GBP	100,000	120,923
Phoenix Group Holdings PLC 5.867% 6/13/2029 (b)	GBP	100,000	124,717
			498,484
TOTAL FINANCIALS			7,180,702

Health Care - 0.0%
Pharmaceuticals - 0.0%
GlaxoSmithKline Capital PLC 1.625% 5/12/2035 (b)	GBP	140,000	125,738
Industrials - 0.1%
Commercial Services & Supplies - 0.0%
AA Bond Co Ltd 7.375% 7/31/2050 (b)	GBP	120,000	155,767
AA Bond Co Ltd 8.45% 7/31/2050 (b)	GBP	130,000	171,761
			327,528
Transportation Infrastructure - 0.1%
Gatwick Funding Ltd 2.5% 4/15/2032 (b)	GBP	220,000	242,153
Heathrow Funding Ltd 2.625% 3/16/2028 (b)	GBP	300,000	344,848
Heathrow Funding Ltd 3.661% 1/13/2033 (b)	CAD	215,000	144,775
			731,776
TOTAL INDUSTRIALS			1,059,304

Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Land Securities Capital Markets PLC 2.375% 3/29/2029 (b)	GBP	160,000	188,660
London & Quadrant Housing Trust 2% 3/31/2032 (b)	GBP	112,000	112,275
Segro Capital Sarl 1.25% 3/23/2026 (b)	EUR	160,000	162,796
			463,731
Utilities - 0.4%
Electric Utilities - 0.1%
National Grid Electricity Distribution South West PLC 2.375% 5/16/2029 (b)	GBP	250,000	281,339
National Grid Electricity Transmission PLC 0.19% 1/20/2025 (b)	EUR	160,000	165,505
National Grid Electricity Transmission PLC 0.823% 7/7/2032 (b)	EUR	140,000	121,524
National Grid Electricity Transmission PLC 1.375% 9/16/2026 (b)	GBP	200,000	236,005
NIE Finance PLC 2.5% 10/27/2025 (b)	GBP	200,000	245,129
South Eastern Power Networks PLC 1.75% 9/30/2034 (b)	GBP	100,000	91,513
			1,141,015
Multi-Utilities - 0.1%
Cadent Finance PLC 3.125% 3/21/2040 (b)	GBP	100,000	88,760
National Grid PLC 0.163% 1/20/2028 (b)	EUR	220,000	209,791
National Grid PLC 0.25% 9/1/2028 (b)	EUR	130,000	122,182
National Grid PLC 2.179% 6/30/2026 (b)	EUR	430,000	441,941
			862,674
Water Utilities - 0.2%
Anglian Water Services Financing PLC 1.625% 8/10/2025 (b)	GBP	240,000	293,500
Northumbrian Water Finance PLC 5.5% 10/2/2037 (b)	GBP	100,000	118,671
Severn Trent Utilities Finance PLC 2.625% 2/22/2033 (b)	GBP	100,000	102,325
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	100,000	116,831
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	150,000	154,028
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	200,000	203,487
United Utilities Water Finance PLC 0.875% 10/28/2029 (b)	GBP	200,000	206,814
Yorkshire Water Finance PLC 1.75% 10/27/2032 (b)	GBP	100,000	92,556
			1,288,212
TOTAL UTILITIES			3,291,901

TOTAL UNITED KINGDOM			14,092,888
UNITED STATES - 3.7%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T Inc 0.25% 3/4/2026	EUR	100,000	100,675
AT&T Inc 2.05% 5/19/2032	EUR	230,000	219,514
AT&T Inc 2.9% 12/4/2026	GBP	2,720,000	3,283,835
Verizon Communications Inc 1.125% 9/19/2035	EUR	100,000	81,515
Verizon Communications Inc 1.3% 5/18/2033	EUR	120,000	105,816
Verizon Communications Inc 2.1% 5/6/2026 (b)	AUD	200,000	119,643
Verizon Communications Inc 3.375% 10/27/2036	GBP	486,000	493,107
			4,404,105
Entertainment - 0.0%
Netflix Inc 3.625% 6/15/2030 (b)	EUR	100,000	106,668
Media - 0.0%
Comcast Corp 1.875% 2/20/2036	GBP	405,000	360,536
TOTAL COMMUNICATION SERVICES			4,871,309

Consumer Discretionary - 0.1%
Automobiles - 0.0%
General Motors Financial Co Inc 3.9% 1/12/2028 (b)	EUR	100,000	105,978
Stellantis NV 2.75% 4/1/2032 (b)	EUR	200,000	193,323
			299,301
Hotels, Restaurants & Leisure - 0.0%
Booking Holdings Inc 4.125% 5/12/2033	EUR	110,000	120,093
Booking Holdings Inc 4.5% 11/15/2031	EUR	150,000	167,199
McDonald's Corp 1.6% 3/15/2031 (b)	EUR	200,000	190,160
			477,452
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp 0.25% 2/25/2028	EUR	606,000	559,022
TOTAL CONSUMER DISCRETIONARY			1,335,775

Consumer Staples - 0.5%
Beverages - 0.1%
Coca-Cola Co/The 0.375% 3/15/2033	EUR	906,000	761,520
Consumer Staples Distribution & Retail - 0.2%
Mondelez International Holdings Netherlands BV 0.25% 9/9/2029 (b)	EUR	140,000	128,066
Mondelez International Holdings Netherlands BV 0.875% 10/1/2031 (b)	EUR	110,000	97,593
Nestle Finance International Ltd 0% 6/14/2026 (b)	EUR	540,000	540,053
Nestle Finance International Ltd 0.25% 6/14/2029 (b)	EUR	120,000	112,200
Nestle Finance International Ltd 1.25% 11/2/2029 (b)	EUR	30,000	29,174
Nestle Finance International Ltd 3.25% 1/23/2037 (b)	EUR	190,000	194,849
Nestle Holdings Inc 1.375% 6/23/2033 (b)	GBP	120,000	114,652
			1,216,587
Household Products - 0.1%
Procter & Gamble Co/The 1.375% 5/3/2025	GBP	221,000	273,602
Procter & Gamble Co/The 1.8% 5/3/2029	GBP	381,000	431,001
			704,603
Tobacco - 0.1%
Altria Group Inc 2.2% 6/15/2027	EUR	398,000	406,266
Altria Group Inc 3.125% 6/15/2031	EUR	174,000	176,107
Philip Morris International Inc 1.45% 8/1/2039	EUR	100,000	73,189
Philip Morris International Inc 2% 5/9/2036	EUR	210,000	179,972
			835,534
TOTAL CONSUMER STAPLES			3,518,244

Energy - 0.1%
Energy Equipment & Services - 0.0%
Schlumberger Finance BV 2% 5/6/2032 (b)	EUR	230,000	218,988
Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets BV 0.933% 12/4/2040 (b)	EUR	290,000	195,486
BP Capital Markets PLC 1.637% 6/26/2029 (b)	EUR	100,000	98,077
Shell International Finance BV 0.5% 11/8/2031 (b)	EUR	310,000	271,249
			564,812
TOTAL ENERGY			783,800

Financials - 1.4%
Banks - 0.3%
Bank of America Corp 0.694% 3/22/2031 (b)(h)	EUR	486,000	444,516
Bank of America Corp 1.667% 6/2/2029 (b)(h)	GBP	100,000	112,526
Citigroup Inc 4.112% 9/22/2033 (b)(h)	EUR	220,000	238,295
JPMorgan Chase & Co 0.389% 2/24/2028 (b)(h)	EUR	792,000	777,382
JPMorgan Chase & Co 0.991% 4/28/2026 (b)(h)	GBP	100,000	123,446
JPMorgan Chase & Co 1.001% 7/25/2031 (b)(h)	EUR	100,000	92,372
JPMorgan Chase & Co 1.638% 5/18/2028 (b)(h)	EUR	210,000	211,011
Wells Fargo & Co 2.125% 9/24/2031 (b)	GBP	350,000	365,564
			2,365,112
Capital Markets - 0.1%
Athene Global Funding 0.832% 1/8/2027 (b)	EUR	140,000	139,133
Goldman Sachs Group Inc/The 0.75% 3/23/2032 (b)	EUR	170,000	147,478
Goldman Sachs Group Inc/The 1% 3/18/2033 (b)	EUR	70,000	60,870
Goldman Sachs Group Inc/The 1.25% 2/7/2029 (b)	EUR	50,000	48,305
Goldman Sachs Group Inc/The 1.875% 12/16/2030 (b)	GBP	100,000	104,675
Goldman Sachs Group Inc/The 2% 11/1/2028 (b)	EUR	51,000	51,103
Goldman Sachs Group Inc/The 3.125% 7/25/2029 (b)	GBP	27,000	31,300
Morgan Stanley 0.495% 10/26/2029 (h)	EUR	100,000	94,332
Morgan Stanley 1.102% 4/29/2033 (h)	EUR	243,000	214,737
Morgan Stanley 5.789% 11/18/2033 (h)	GBP	170,000	220,509
Nasdaq Inc 0.875% 2/13/2030	EUR	100,000	93,056
			1,205,498
Consumer Finance - 0.0%
Ford Motor Credit Co LLC 2.33% 11/25/2025	EUR	100,000	102,964
Ford Motor Credit Co LLC 6.125% 5/15/2028	EUR	130,000	145,616
			248,580
Financial Services - 0.8%
Berkshire Hathaway Inc 2.15% 3/15/2028	EUR	797,000	814,766
CRH SMW Finance DAC 4% 7/11/2031 (b)	EUR	120,000	130,520
DH Europe Finance II Sarl 0.2% 3/18/2026	EUR	2,894,000	2,912,737
DH Europe Finance II Sarl 0.75% 9/18/2031	EUR	456,000	407,024
DH Europe Finance II Sarl 1.35% 9/18/2039	EUR	192,000	150,473
Fidelity National Information Services Inc 1.5% 5/21/2027	EUR	758,000	761,713
Fiserv Inc 2.25% 7/1/2025	GBP	925,000	1,141,535
Upjohn Finance BV 1.362% 6/23/2027 (b)	EUR	150,000	149,802
			6,468,570
Insurance - 0.2%
Chubb INA Holdings LLC 1.55% 3/15/2028	EUR	639,000	635,461
Marsh & McLennan Cos Inc 1.349% 9/21/2026	EUR	768,000	776,907
Metropolitan Life Global Funding I 0.5% 5/25/2029 (b)	EUR	100,000	93,621
Metropolitan Life Global Funding I 1.625% 10/12/2028 (b)	GBP	110,000	123,029
New York Life Global Funding 0.125% 7/23/2030 (b)	CHF	215,000	228,139
			1,857,157
TOTAL FINANCIALS			12,144,917

Health Care - 0.3%
Health Care Equipment & Supplies - 0.2%
Becton Dickinson Euro Finance Sarl 1.208% 6/4/2026	EUR	1,553,000	1,576,132
Medtronic Global Holdings SCA 0.25% 7/2/2025	EUR	100,000	102,283
Medtronic Global Holdings SCA 1.75% 7/2/2049	EUR	227,000	160,092
Thermo Fisher Scientific Finance I BV 1.625% 10/18/2041	EUR	150,000	114,193
			1,952,700
Health Care Providers & Services - 0.1%
McKesson Corp 3.125% 2/17/2029	GBP	573,000	670,458
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc 0.125% 3/1/2025	EUR	100,000	103,097
Thermo Fisher Scientific Inc 1.875% 10/1/2049	EUR	106,000	76,280
			179,377
Pharmaceuticals - 0.0%
MSD Netherlands Capital BV 3.7% 5/30/2044	EUR	100,000	104,938
TOTAL HEALTH CARE			2,907,473

Industrials - 0.1%
Aerospace & Defense - 0.0%
GE Aerospace 2.125% 5/17/2037	EUR	230,000	202,533
Air Freight & Logistics - 0.1%
FedEx Corp 0.95% 5/4/2033	EUR	371,000	316,683
Building Products - 0.0%
Whirlpool EMEA Finance Sarl 0.5% 2/20/2028	EUR	170,000	160,885
Electrical Equipment - 0.0%
Schneider Electric SE 3% 1/10/2031 (b)	EUR	300,000	312,977
Industrial Conglomerates - 0.0%
Honeywell International Inc 0.75% 3/10/2032	EUR	150,000	132,077
Machinery - 0.0%
Illinois Tool Works Inc 1% 6/5/2031	EUR	100,000	91,749
TOTAL INDUSTRIALS			1,216,904

Information Technology - 0.2%
IT Services - 0.1%
DXC Technology Co 1.75% 1/15/2026	EUR	914,000	934,609
IBM Corporation 1.2% 2/11/2040	EUR	272,000	202,721
			1,137,330
Technology Hardware, Storage & Peripherals - 0.1%
Apple Inc 0.5% 11/15/2031	EUR	911,000	817,256
TOTAL INFORMATION TECHNOLOGY			1,954,586

Materials - 0.2%
Chemicals - 0.2%
Air Products and Chemicals Inc 0.5% 5/5/2028	EUR	1,223,000	1,176,638
Dow Chemical Co/The 1.875% 3/15/2040	EUR	232,000	184,059
Linde PLC 0.375% 9/30/2033 (b)	EUR	200,000	164,308
PPG Industries Inc 0.875% 11/3/2025	EUR	744,000	757,773
			2,282,778
Real Estate - 0.2%
Diversified REITs - 0.0%
Digital Dutch Finco BV 1.5% 3/15/2030 (b)	EUR	100,000	94,521
Digital Intrepid Holding BV 0.625% 7/15/2031 (b)	EUR	100,000	86,373
WPC Eurobond BV 2.25% 4/9/2026	EUR	110,000	113,104
			293,998
Industrial REITs - 0.2%
Prologis Euro Finance LLC 1.875% 1/5/2029	EUR	200,000	199,048
Prologis LP 2.25% 6/30/2029	GBP	619,000	698,433
			897,481
Retail REITs - 0.0%
Realty Income Corp 1.75% 7/13/2033	GBP	413,000	388,097
Specialized REITs - 0.0%
American Tower Corp 1% 1/15/2032	EUR	140,000	123,247
Public Storage Operating Co 0.875% 1/24/2032	EUR	245,000	216,238
			339,485
TOTAL REAL ESTATE			1,919,061

Utilities - 0.0%
Electric Utilities - 0.0%
Duke Energy Corp 3.1% 6/15/2028	EUR	100,000	103,806
TOTAL UNITED STATES			33,038,653
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $287,099,716)			265,052,952

Preferred Securities - 0.3%
		Principal Amount (a)	Value ($)
FRANCE - 0.3%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
TotalEnergies SE 2% (b)(h)(i)	EUR	120,000	121,602
TotalEnergies SE 2.125% (b)(h)(i)	EUR	160,000	146,714
			268,316
Utilities - 0.3%
Multi-Utilities - 0.3%
Engie SA 1.5% (b)(h)(i)	EUR	300,000	287,290
Engie SA 1.625% (b)(h)(i)	EUR	1,300,000	1,342,093
Veolia Environnement SA 1.625% (b)(h)(i)	EUR	100,000	100,484
			1,729,867
TOTAL FRANCE			1,998,183
GERMANY - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV 4.625% (b)(h)(i)	EUR	200,000	208,466
ITALY - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Eni SpA 3.375% (b)(h)(i)	EUR	110,000	111,253
Utilities - 0.0%
Electric Utilities - 0.0%
Enel SpA 1.375% (b)(h)(i)	EUR	150,000	146,486
Enel SpA 6.375% (b)(h)(i)	EUR	100,000	114,178
			260,664
TOTAL ITALY			371,917
SPAIN - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Repsol International Finance BV 4.247% (b)(h)(i)	EUR	100,000	105,419
Utilities - 0.0%
Electric Utilities - 0.0%
Iberdrola Finanzas SA 1.575% (b)(h)(i)	EUR	100,000	97,800
Iberdrola International BV 1.825% (b)(h)(i)	EUR	100,000	95,760
Iberdrola International BV 3.25% (b)(h)(i)	EUR	100,000	106,439
			299,999
TOTAL SPAIN			405,418
UNITED KINGDOM - 0.0%
Utilities - 0.0%
Electric Utilities - 0.0%
SSE PLC 3.74% (b)(h)(i)	GBP	216,000	271,566
TOTAL PREFERRED SECURITIES (Cost $3,137,670)			3,255,550

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j) (Cost $5,113,906)	4.36	5,112,884	5,113,906

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $1,013,613,814)	906,686,546
NET OTHER ASSETS (LIABILITIES) - 1.1%	10,392,757
NET ASSETS - 100.0%	917,079,303

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
Eurex Euro-Bobl Contracts (Germany)	21	Mar 2025	2,563,791	(31,252)	(31,252)
ICE Long Gilt Contracts (United Kingdom)	9	Mar 2025	1,041,193	(23,847)	(23,847)

TOTAL FUTURES CONTRACTS					(55,099)
The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	974,949	CZK	23,476,000	BNP Paribas SA	1/08/25	9,892
USD	136,302,089	CNH	986,500,000	Bank of America NA	1/08/25	1,846,588
USD	1,176,112	EUR	1,127,000	Bank of America NA	1/08/25	8,470
USD	2,449,777	NZD	4,149,000	Bank of America NA	1/08/25	128,337
GBP	307,000	USD	387,464	Brown Brothers Harriman & Co	1/08/25	(3,147)
CZK	213,000	USD	8,935	State Street Bank & Trust Co	1/08/25	(179)
USD	2,560,082	COP	11,304,300,000	State Street Bank & Trust Co	1/08/25	(4,004)
EUR	682,000	USD	716,575	HSBC BANK USA	1/08/25	(9,981)
USD	464,575	JPY	72,950,000	Bank of America NA	1/08/25	660
USD	515,568	PLN	2,111,000	Brown Brothers Harriman & Co	1/08/25	4,546
USD	87,474,991	JPY	13,160,000,000	JPMorgan Chase Bank NA	1/08/25	3,785,760
GBP	1,034,000	USD	1,295,580	Royal Bank of Canada	1/08/25	(1,172)
USD	18,553,934	KRW	25,771,600,000	BNP Paribas SA	1/08/25	1,117,514
USD	3,879,946	EUR	3,668,000	Bank of America NA	1/08/25	79,670
USD	21,220	CAD	30,512	Brown Brothers Harriman & Co	1/02/25	(6)
USD	883,110	JPY	131,650,000	Brown Brothers Harriman & Co	1/08/25	45,899
USD	1,281,497	EUR	1,232,000	Citibank NA	1/08/25	5,068
USD	23,240,069	CNH	168,200,000	JPMorgan Chase Bank NA	1/08/25	315,168
USD	166,994	JPY	26,050,000	JPMorgan Chase Bank NA	1/08/25	1,333
USD	5,655,366	MXN	117,977,000	Royal Bank of Canada	1/08/25	2,508
USD	23,890,760	AUD	36,796,000	HSBC BANK USA	1/08/25	1,115,784
USD	1,042,543	HUF	407,997,000	HSBC BANK USA	1/08/25	15,599
AUD	116,000	USD	72,355	Bank of America NA	1/08/25	(557)
USD	3,116,508	CNH	22,844,000	Bank of America NA	1/08/25	2,973
USD	2,390,253	CZK	57,194,000	Bank of America NA	1/08/25	39,108
USD	1,196,417	EUR	1,129,000	Bank of America NA	1/08/25	26,703
USD	13,457	HUF	5,339,000	Bank of America NA	1/08/25	19
CAD	1,296,000	USD	916,758	Brown Brothers Harriman & Co	1/08/25	(14,989)
CAD	150,000	USD	104,366	Brown Brothers Harriman & Co	1/08/25	5
CAD	395,000	USD	274,772	Brown Brothers Harriman & Co	1/08/25	72
USD	361,178	JPY	53,950,000	Citibank NA	1/08/25	18,090
CNY	6,557,918	USD	894,390	Citibank NA	1/08/25	4,386
USD	1,183,108	PEN	4,446,000	Goldman Sachs Bank USA	1/08/25	(53)
NZD	339,000	USD	195,242	HSBC BANK USA	1/08/25	(5,566)
USD	8,166,845	CHF	7,170,000	HSBC BANK USA	1/08/25	261,845
USD	382,108,989	EUR	360,538,000	HSBC BANK USA	1/08/25	8,569,236
EUR	93,000	USD	97,632	Bank of America NA	1/08/25	(1,278)
SEK	338,000	USD	30,735	Bank of America NA	1/08/25	(177)
USD	31,863,778	EUR	30,391,000	Bank of America NA	1/08/25	376,815
USD	5,173,812	JPY	774,100,000	Bank of America NA	1/08/25	251,028
CAD	131,000	USD	92,088	Brown Brothers Harriman & Co	1/08/25	(937)
USD	634,963	MXN	13,078,000	Brown Brothers Harriman & Co	1/08/25	8,331
USD	12,792,369	CNH	92,590,000	JPMorgan Chase Bank NA	1/08/25	172,769
USD	114,424	HKD	890,000	JPMorgan Chase Bank NA	1/08/25	(174)
USD	5,429,602	CNH	39,300,000	Goldman Sachs Bank USA	1/08/25	73,189
USD	6,953,936	MYR	30,872,000	Goldman Sachs Bank USA	1/08/25	48,335
USD	3,318,210	SGD	4,438,000	State Street Bank & Trust Co	1/08/25	67,769
USD	7,130,694	IDR	113,430,800,000	BNP Paribas SA	1/08/25	84,373
USD	1,818,748	AUD	2,819,000	Bank of America NA	1/08/25	73,921
USD	311,148	CHF	275,000	Bank of America NA	1/08/25	7,958
USD	9,029,800	CNH	66,360,000	Bank of America NA	1/08/25	(14,769)
USD	152,121	GBP	121,000	Bank of America NA	1/08/25	648
USD	2,116	HUF	839,300	Bank of America NA	1/02/25	3
USD	1,628,121	ILS	5,953,000	Bank of America NA	1/08/25	(9,553)
CNY	11,677,123	USD	1,591,980	Citibank NA	1/08/25	8,394
USD	850,093	NZD	1,448,000	HSBC BANK USA	1/08/25	39,911
USD	2,148,980	RON	10,148,000	BNP Paribas SA	1/08/25	36,939
EUR	4,670,000	USD	4,848,357	Bank of America NA	1/08/25	(9,947)
USD	107,760	AUD	167,000	Bank of America NA	1/08/25	4,395
USD	35,291	EUR	34,000	Bank of America NA	1/02/25	72
USD	4,510,618	GBP	3,554,000	Bank of America NA	1/08/25	61,561
USD	7,507,335	SEK	81,775,000	Bank of America NA	1/08/25	114,126
USD	4,034,195	PLN	16,490,000	Brown Brothers Harriman & Co	1/08/25	42,369
USD	5,992,329	THB	206,226,000	JPMorgan Chase Bank NA	1/08/25	(15,934)
USD	699,380	CLP	682,665,000	Goldman Sachs Bank USA	1/08/25	12,992
USD	1,524,650	KRW	2,133,900,000	State Street Bank & Trust Co	1/08/25	80,907
MXN	2,899,000	USD	143,376	HSBC BANK USA	1/08/25	(4,471)
USD	3,193,333	CAD	4,489,000	HSBC BANK USA	1/08/25	69,845
USD	285,248	CAD	400,000	HSBC BANK USA	1/08/25	6,925
USD	1,701,902	NOK	18,801,000	HSBC BANK USA	1/08/25	50,306
GBP	272,000	USD	346,492	Bank of America NA	1/08/25	(5,990)
CNY	48,126,090	USD	6,564,080	Citibank NA	1/08/25	31,700
USD	42,311,417	CAD	59,196,000	JPMorgan Chase Bank NA	1/08/25	1,122,279
USD	2,330,783	DKK	16,422,000	HSBC BANK USA	1/08/25	49,092
USD	59,308,620	GBP	46,740,000	HSBC BANK USA	1/08/25	797,377

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						20,996,678
Unrealized Appreciation						21,099,562
Unrealized Depreciation						(102,884)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNH	-	Chinese Offshore Currency
CNY	-	Chinese (Peoples Rep) Yuan
COP	-	Colombian Peso
CZK	-	Czech Koruna
DKK	-	Danish Kronen
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesia Rupiatt
ILS	-	Israel Sheckel
JPY	-	Japanese Yen
KRW	-	Korean Won
MXN	-	Mexican Peso
MYR	-	Malaysian Ringet
NOK	-	Norwegian Krona
NZD	-	New Zealand Dollar
PEN	-	Peruvian New Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SGD	-	Singapore Dollar
THB	-	Thailand Baht
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $456,258,846 or 49.8% of net assets.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $133,455,327 or 14.6% of net assets.

(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $70,176.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Level 3 security
(g)	Non-income producing - Security is in default.
(h)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	20,006,063	182,836,031	197,728,833	203,134	645	-	5,113,906	5,112,884	0.0%
Total	20,006,063	182,836,031	197,728,833	203,134	645	-	5,113,906	5,112,884

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Foreign Government and Government Agency Obligations	633,264,138	-	633,264,138	-

Non-Convertible Corporate Bonds
Communication Services	10,938,653	-	10,938,653	-
Consumer Discretionary	4,137,363	-	4,137,363	-
Consumer Staples	5,982,095	-	5,982,095	-
Energy	4,449,809	-	4,449,809	-
Financials	193,365,128	-	193,365,128	-
Health Care	3,534,435	-	3,534,435	-
Industrials	12,547,228	-	12,547,228	-
Information Technology	2,442,990	-	2,442,990	-
Materials	3,165,075	-	3,165,075	-
Real Estate	7,965,291	-	7,965,291	-
Utilities	16,524,885	-	16,524,885	-

Preferred Securities
Consumer Discretionary	208,466	-	208,466	-
Energy	484,988	-	484,988	-
Utilities	2,562,096	-	2,562,096	-

Money Market Funds	5,113,906	5,113,906	-	-
Total Investments in Securities:	906,686,546	5,113,906	901,572,640	-
Derivative Instruments: Assets
Forward Foreign Currency Contracts	21,099,562	-	21,099,562	-
Total Assets	21,099,562	-	21,099,562	-
Liabilities
Futures Contracts	(55,099)	(55,099)	-	-
Forward Foreign Currency Contracts	(102,884)	-	(102,884)	-
Total Liabilities	(157,983)	(55,099)	(102,884)	-
Total Derivative Instruments:	20,941,579	(55,099)	20,996,678	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	21,099,562	(102,884)
Total Foreign Exchange Risk	21,099,562	(102,884)
Interest Rate Risk
Futures Contracts (b)	0	(55,099)
Total Interest Rate Risk	0	(55,099)
Total Value of Derivatives	21,099,562	(157,983)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America NA	3,023,055	(42,271)	(2,250,079)	-	730,705
BNP Paribas SA	1,248,718	-	(1,248,718)	-	-
Brown Brothers Harriman & Co	101,222	(19,079)	-	-	82,143
Citibank NA	67,638	-	-	-	67,638
Goldman Sachs Bank USA	134,516	(53)	-	-	134,463
HSBC Bank	10,975,920	(20,018)	(9,100,000)	-	1,855,902
JPMorgan Chase Bank NA	5,397,309	(16,108)	(5,299,784)	-	81,417
Royal Bank of Canada	2,508	(1,172)	-	-	1,336
State Street Bank & Trust Co	148,676	(4,183)	(52,459)	-	92,034
Total	$21,099,562	$(102,884)	$(17,951,040)	$-	$3,045,638

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,008,499,908)	$901,572,640
Fidelity Central Funds (cost $5,113,906)	5,113,906

Total Investment in Securities (cost $1,013,613,814)		$906,686,546
Foreign currency held at value (cost $118,571)		118,018
Unrealized appreciation on forward foreign currency contracts		21,099,562
Receivable for fund shares sold		4,901,242
Dividends receivable		65,890
Interest receivable		7,174,606
Distributions receivable from Fidelity Central Funds		27,414
Receivable for daily variation margin on futures contracts		10,990
Total assets		940,084,268
Liabilities
Payable for investments purchased	$16,678,993
Unrealized depreciation on forward foreign currency contracts	102,884
Payable for fund shares redeemed	6,167,612
Accrued management fee	45,791
Other payables and accrued expenses	9,685
Total liabilities		23,004,965
Net Assets		$917,079,303
Net Assets consist of:
Paid in capital		$959,232,636
Total accumulated earnings (loss)		(42,153,333)
Net Assets		$917,079,303
Net Asset Value, offering price and redemption price per share ($917,079,303 ÷ 98,590,873 shares)		$9.30
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$68,005
Interest		18,603,688
Income from Fidelity Central Funds		203,134
Income before foreign taxes withheld		$18,874,827
Less foreign taxes withheld		(72,927)
Total income		18,801,900
Expenses
Management fee	$489,658
Independent trustees' fees and expenses	2,072
Interest	1,684
Miscellaneous	476
Total expenses before reductions	493,890
Expense reductions	(150)
Total expenses after reductions		493,740
Net Investment income (loss)		18,308,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(9,818,323)
Fidelity Central Funds	645
Forward foreign currency contracts	29,683,335
Foreign currency transactions	47,580
Futures contracts	(13,221)
Total net realized gain (loss)		19,900,016
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $5,912)	(34,867,872)
Forward foreign currency contracts	35,815,495
Assets and liabilities in foreign currencies	(315,244)
Futures contracts	(194,455)
Total change in net unrealized appreciation (depreciation)		437,924
Net gain (loss)		20,337,940
Net increase (decrease) in net assets resulting from operations		$38,646,100
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,308,160	$13,209,808
Net realized gain (loss)	19,900,016	(16,905,309)
Change in net unrealized appreciation (depreciation)	437,924	53,048,267
Net increase (decrease) in net assets resulting from operations	38,646,100	49,352,766
Distributions to shareholders	(29,309,897)	(20,544,715)

Share transactions
Proceeds from sales of shares	285,045,271	232,402,472
Reinvestment of distributions	27,547,863	19,585,468
Cost of shares redeemed	(154,538,642)	(157,170,529)

Net increase (decrease) in net assets resulting from share transactions	158,054,492	94,817,411
Total increase (decrease) in net assets	167,390,695	123,625,462

Net Assets
Beginning of period	749,688,608	626,063,146
End of period	$917,079,303	$749,688,608

Other Information
Shares
Sold	30,762,599	25,821,303
Issued in reinvestment of distributions	2,987,250	2,162,484
Redeemed	(16,688,594)	(17,516,244)
Net increase (decrease)	17,061,255	10,467,543

Financial Highlights
Fidelity® International Bond Index Fund

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.20	$8.81	$9.98	$10.22	$9.87
Income from Investment Operations
Net investment income (loss) A,B	.207	.171	.113	.079	.054
Net realized and unrealized gain (loss)	.213	.481	(1.193)	(.257)	.372
Total from investment operations	.420	.652	(1.080)	(.178)	.426
Distributions from net investment income	(.320)	(.262)	(.090)	(.062)	(.076)
Total distributions	(.320)	(.262)	(.090)	(.062)	(.076)
Net asset value, end of period	$9.30	$9.20	$8.81	$9.98	$10.22
Total Return C	4.64%	7.48%	(10.84)%	(1.74)%	4.33%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.06%	.06%	.06%	.06%	.06%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06%
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06%
Net investment income (loss)	2.24%	1.91%	1.23%	.79%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$917,079	$749,689	$626,063	$598,137	$184,632
Portfolio turnover rate F	19%	22%	22%	18%	5%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity International Bond Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,884,858
Gross unrealized depreciation	(45,944,285)
Net unrealized appreciation (depreciation)	$(27,059,427)
Tax Cost	$1,006,688,933

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,318,737
Capital loss carryforward	$(17,206,697)
Net unrealized appreciation (depreciation) on securities and other investments	$(27,255,688)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,440,590)
Long-term	(11,766,107)
Total capital loss carryforward	$(17,206,697)

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Ordinary Income	$29,309,897	$ 20,544,715

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity International Bond Index Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	29,683,335	35,815,495
Total Foreign Exchange Risk	29,683,335	35,815,495
Interest Rate Risk
Futures Contracts	(13,221)	(194,455)
Total Interest Rate Risk	(13,221)	(194,455)
Totals	29,670,114	35,621,040

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period, unless an average contract value is presented in the table below.

Average Contracts Amount ($)
Fidelity International Bond Index Fund	2,400,422,823

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Bond Index Fund	359,700,681	156,403,692
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Bond Index Fund	Borrower	5,428,000	5.58%	1,684

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $150.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity International Bond Index Fund	27%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Bond Index Fund	44%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $14,681,215 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Bond Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity and derivatives risk management. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2023 and below the competitive median of the asset size peer group for 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked equal to the competitive median of the similar sales load structure group for 2023 and equal to the competitive median of the total expense asset size peer group for 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) portfolio manager changes that have occurred during the past year; (ii) hiring, training, compensating, and retaining adviser and sub-adviser personnel; (iii) the terms of the funds' various management fee structures and arrangements for transfer agent and pricing and bookkeeping services; (iv) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (v) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (vi) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (vii) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (viii) matters related to money market funds, exchange-traded funds, and target date funds; (ix) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; and (x) the terms of management contracts between Fidelity and other funds and products not overseen by the Board.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed through September 30, 2025.

1.9896131.105
IBI-ANN-0325
Fidelity® SAI Municipal Income Fund

Annual Report
December 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
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You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Municipal Income Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Municipal Securities - 93.1%
	Principal Amount (a)	Value ($)
Alabama - 3.9%
Education - 0.5%
Homewood Ala Edl Bldg Auth Lease Rev (Samford University Proj.) Series 2024 A, 5.25% 10/1/2037	635,000	682,230
Homewood Ala Edl Bldg Auth Lease Rev (Samford University Proj.) Series 2024 A, 5.5% 10/1/2054	825,000	863,538
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2019 A, 4% 12/1/2049	4,220,000	3,634,385
Homewood Ala Edl Bldg Auth Rev (Samford University Proj.) Series 2024 C, 5.5% 10/1/2049	670,000	705,771
University South AL Univ Rev Series 2024 A, 5.25% 4/1/2054 (Build America Mutual Assurance Co Insured)	3,500,000	3,757,867
		9,643,791
Electric Utilities - 0.0%
Mobile AL Indl Dev Board Poll Cont Rev (Alabama Power & Light Proj.) 3.78% tender 6/1/2034 (b)	795,000	797,890
General Obligations - 3.2%
Black Belt Energy Gas District 5.25% tender 2/1/2053 (Morgan Stanley Guaranteed) (b)	19,000,000	19,959,407
Black Belt Energy Gas District 5.5% tender 11/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (b)	15,000,000	15,768,146
Black Belt Energy Gas District Series 2022 B 1, 4% tender 4/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (b)	4,705,000	4,705,450
Black Belt Energy Gas District Series 2022 E, 5% tender 5/1/2053 (Canadian Imperial Bank of Commerce/New York NY Guaranteed) (b)	2,605,000	2,698,682
Energy Southeast Ala Coop Dist Energy Supply Rev Series 2023B 1, 5.75% tender 4/1/2054 (Morgan Stanley Guaranteed) (b)	1,460,000	1,607,253
Jefferson Cntyl Ala Gen. Oblig. 5% 4/1/2026	145,000	148,334
Lower Ala Gas Dist Gas Proj Rev 4% tender 12/1/2050 (Goldman Sachs Group Inc/The Guaranteed) (b)	2,080,000	2,082,890
Southeast Energy Auth Commodity Supply Rev Ala 5.5% tender 1/1/2053 (Morgan Stanley Guaranteed) (b)	7,400,000	7,882,104
Southeast Energy Auth Commodity Supply Rev Ala Series 2022 B 1, 5% tender 5/1/2053 (Goldman Sachs Group Inc/The Guaranteed) (b)	1,970,000	2,034,759
Southeast Energy Authority A Cooperative District Series 2024C, 5% tender 11/1/2055 (Pacific Life Insurance Co Guaranteed) (b)	14,805,000	15,738,740
		72,625,765
Health Care - 0.2%
Huntsville AL Hlth Care Auth (Huntsville Hospital Al Proj.) Series 2023 A, 5% tender 6/1/2053 (b)	915,000	973,932
Infirmary Hlth Sys Spl Care 5% 2/1/2026	1,840,000	1,862,034
Infirmary Hlth Sys Spl Care Series 2021 A, 3% 2/1/2046	1,000,000	758,750
Montgomery Ala Med Clinic Brd Health Care Fac Rev (Jackson Hospital & Clinic Proj.) Series 2015, 5% (c)(d)	255,000	94,350
Montgomery Ala Med Clinic Brd Health Care Fac Rev (Jackson Hospital & Clinic Proj.) Series 2015, 5% (c)(d)	460,000	170,200
		3,859,266
TOTAL ALABAMA		86,926,712
Alaska - 0.1%
General Obligations - 0.1%
Alaska Municipal Bond Bank Authority Series 2016, 5% 12/1/2029 (e)	1,690,000	1,729,364
Housing - 0.0%
Alaska Hsg Fin Corp Mtg Rev Series 2022A, 3% 6/1/2051	175,000	169,663
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 4% 12/1/2029	290,000	299,099
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 4% 6/1/2026	175,000	176,920
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 12/1/2028	400,000	427,247
Alaska St Hsg Fin Corp (AK Hfc Cap Proj Bonds II 10/1/12 Proj.) Series 2021 A, 5% 6/1/2029	300,000	322,127
		1,395,056
TOTAL ALASKA		3,124,420
Arizona - 3.3%
Education - 0.0%
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (c)	55,000	30,250
Arizona Indl Dev Auth Rev (Provident Group Emu Properties LLC Proj.) Series 2018, 5% (c)	55,000	30,250
Arizona St Univ Revs Series 2021 C, 5% 7/1/2037	340,000	371,400
Arizona St Univ Revs Series 2021 C, 5% 7/1/2038	550,000	598,806
Maricopa County Industrial Development Authority (Creighton University Proj.) Series 2020, 5% 7/1/2047	175,000	180,485
		1,211,191
Electric Utilities - 0.1%
Coconino Cnty AZ Poll Ctl Corp (Nevada Power Co Proj.) Series 2017 B, 3.75% tender 3/1/2039 (b)	900,000	897,078
Coconino Cnty AZ Poll Ctl Corp (Nevada Power Co Proj.) Series 2017A, 4.125% tender 9/1/2032 (b)(e)	545,000	543,917
		1,440,995
General Obligations - 0.4%
Industrial Development Authority of the City of Phoenix Arizona/The (Guam Govt Proj.) Series 2014, 5.375% 2/1/2041	1,460,000	1,338,648
Industrial Development Authority of the City of Phoenix Arizona/The Series 2014, 5.125% 2/1/2034 (Guam Govt Guaranteed)	990,000	937,401
Maricopa Cnty AZ School District No 1 Phoenix Elementary 5% 7/1/2040 (Build America Mutual Assurance Co Insured)	1,000,000	1,102,853
Pima Cnty AZ Unified Sch Dist No 1 Tucson Series 2024 A, 5% 7/1/2033 (Assured Guaranty Municipal Corp Insured)	1,395,000	1,582,034
Pima Cnty AZ Unified Sch Dist No 1 Tucson Series 2024 A, 5% 7/1/2035 (Assured Guaranty Municipal Corp Insured)	1,300,000	1,459,140
Pima Cnty AZ Unified Sch Dist No 1 Tucson Series 2024 A, 5% 7/1/2039 (Assured Guaranty Municipal Corp Insured)	1,500,000	1,655,872
Salt Verde Finl Corp Gas Rev AZ 5.5% 12/1/2029 (Citigroup Inc Guaranteed)	450,000	482,044
		8,557,992
Health Care - 1.5%
Arizona Health Facs Auth Rev (Banner Health System Proj.) Series 2007B, S&P Muni 7 Day High Grade Rate Index + 0.81%, 4.08% tender 1/1/2037 (b)(f)	150,000	146,330
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 3% 2/1/2045	4,525,000	3,654,951
Arizona Indl Dev Auth Hosp Rev (Phoenix Childrens Hospital Proj.) 5% 2/1/2029	410,000	439,101
Glendale Ariz Indl Dev Auth Rev (Humangood National Obligated Grp Proj.) Series 2018 A, 5% 7/1/2038	15,000	14,755
Glendale Ariz Indl Dev Auth Rev (Humangood National Obligated Grp Proj.) Series 2018 A, 5% 7/1/2048	20,000	18,204
Glendale Ariz Indl Dev Auth Sr Living Facs Rev (Royal Oaks Senior Living Cmnty Proj.) 5% 5/15/2056	3,615,000	3,342,043
Maricopa Cnty Ariz Indl Dev Auth Hosp Rev (Honorhealth Proj.) Series 2021 A, 3% 9/1/2051	4,875,000	3,608,210
Maricopa Cnty Ariz Indl Dev Auth Hosp Rev (Honorhealth Proj.) Series 2021 A, 4% 9/1/2051	295,000	272,487
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) 5% tender 1/1/2053 (b)	2,110,000	2,153,116
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2017 D, 3% 1/1/2048	1,260,000	1,018,451
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2019 E, 3% 1/1/2049	745,000	597,467
Maricopa Cnty AZ Ida Rev (Banner Health System Proj.) Series 2023 A 2, 5% tender 1/1/2053 (b)	2,180,000	2,303,370
Maricopa Cnty AZ Ida Sr Living (Christian Care Surprise Proj.) 5.75% 1/1/2036 (g)	250,000	223,818
Maricopa Cnty AZ Ida Sr Living (Christian Care Surprise Proj.) 6% 1/1/2048 (g)	395,000	322,482
Pima Cnty AZ Indl Dev Auth Rev (Tucson Medical Center Proj.) Series 2021, 3% 4/1/2051	16,380,000	11,778,251
Pima Cnty AZ Indl Dev Auth Rev (Tucson Medical Center Proj.) Series 2021, 4% 4/1/2046	1,905,000	1,768,168
Tempe AZ Indl Dev Auth Rev (Friendship Village of Tempe,Az Proj.) Series 2021A, 4% 12/1/2046	480,000	404,731
		32,065,935
Housing - 0.0%
Arizona Indl Dev Auth Rev (Lihtc Cert 2019-2 Proj.) Series 2 Class A, 3.625% 5/20/2033	902,417	854,812
Industrial Development - 1.1%
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) 5% tender 9/1/2052 (b)(e)	17,910,000	18,259,832
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series 2005, 3.8% tender 12/1/2035 (b)	4,930,000	4,960,626
Chandler AZ Indl Deve Auth Idr (Intel Corp Proj.) Series 2007, 4.1% tender 12/1/2037 (b)(e)	2,080,000	2,077,202
		25,297,660
Special Tax - 0.0%
Glendale AZ (Glendale AZ Excise Tax Proj.) 5% 7/1/2031	190,000	197,612
Transportation - 0.2%
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2029	125,000	130,617
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2036 (e)	90,000	91,939
Phoenix AZ Cvc Imp Crp Apr Rev 5% 7/1/2037 (e)	65,000	66,319
Phoenix AZ Cvc Imp Crp Apr Rev Series 2019 B, 5% 7/1/2049 (e)	2,315,000	2,357,551
Phoenix AZ Cvc Imp Crp Apr Rev Series 2019B, 5% 7/1/2035 (e)	720,000	750,490
Phoenix AZ Cvc Imp Crp Apr Rev Series A, 5% 7/1/2033 (e)	55,000	56,404
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2033	175,000	181,792
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2036	205,000	212,125
Phoenix AZ Cvc Imp Crp Apr Rev Series B, 5% 7/1/2037	125,000	129,185
		3,976,422
Water & Sewer - 0.0%
Phoenix Arizona Civic Imp Wtr 5% 7/1/2045	410,000	436,751
TOTAL ARIZONA		74,039,370
Arkansas - 0.0%
Health Care - 0.0%
Arkansas St Dev Fin Auth Hosp Rev (Washington Regl Med Center Proj.) Series 2024, 5% 2/1/2034	250,000	257,816
California - 2.7%
Electric Utilities - 0.1%
Los Angeles CA Wtr & Pwr Rev Series 2020 B, 5% 7/1/2050	1,435,000	1,524,035
General Obligations - 0.4%
Abc Calif Uni Sch Dist 0% 8/1/2028 (National Public Finance Guarantee Corporation Insured) (h)	200,000	177,922
California St Pub Wks Brd Lse 5% 8/1/2031	190,000	213,569
California St Pub Wks Brd Lse 5% 8/1/2034	350,000	389,741
Folsom Cordova Calif Uni Sch Dist Sch Facs Impt Dist No 4 (Folsom-Cordova CA Sch Fac Impr Dist Proj.) Gen. Oblig. Series A, 0% 10/1/2031 (National Public Finance Guarantee Corporation Insured) (h)	90,000	71,696
Kern Calif Cmnty College Dist Gen. Oblig. 0% 11/1/2028 (Assured Guaranty Municipal Corp Insured) (h)	250,000	219,601
Kern Calif Cmnty College Dist Gen. Oblig. 0% 11/1/2030 (Assured Guaranty Municipal Corp Insured) (h)	255,000	208,239
Long Beach CA Uni Sch Dist Series 2009A, 5.5% 8/1/2029	10,000	10,082
Los Angeles CA Uni Sch Dist Cp (Los Angeles Unified School District/CA Proj.) Series 2023 A, 5% 10/1/2037	1,225,000	1,387,703
Monrovia Calif Uni Sch Dist 0% 8/1/2029 (National Public Finance Guarantee Corporation Insured) (h)	230,000	196,589
Mt Diablo CA Unified Sch Dist 4% 8/1/2031	285,000	303,929
Poway CA Unified Sch Dist 0% 8/1/2032 (h)	300,000	232,814
Poway CA Unified Sch Dist 0% 8/1/2037 (h)	395,000	249,937
Poway CA Unified Sch Dist 0% 8/1/2038 (h)	2,625,000	1,590,174
Poway CA Unified Sch Dist 0% 8/1/2039 (h)	1,410,000	814,388
Poway CA Unified Sch Dist 0% 8/1/2041 (h)	200,000	104,588
Poway CA Unified Sch Dist 0% 8/1/2046 (h)	60,000	23,100
San Diego CA Uni Sch Dist 0% 7/1/2034 (h)	180,000	130,542
San Diego CA Uni Sch Dist 0% 7/1/2047 (i)	440,000	349,451
San Marcos Unified School District 0% 8/1/2047 (h)	1,075,000	405,514
San Mateo Cnty Calif Cmnty Col Dist Gen. Oblig. 0% 9/1/2026 (National Public Finance Guarantee Corporation Insured) (h)	275,000	261,054
State of California Gen. Oblig. 4% 11/1/2037	575,000	592,562
State of California Gen. Oblig. 5.25% 12/1/2033	10,000	10,013
State of California Gen. Oblig. Series 2016, 5% 9/1/2029	110,000	113,468
State of California Gen. Oblig. Series CU, 4.75% 12/1/2042	1,825,000	1,897,525
Washington Twp CA Health Care Dist (Washington Twp CA Hosp Dist Proj.) Gen. Oblig. Series 2013A, 5.5% 8/1/2038	230,000	230,580
		10,184,781
Health Care - 0.0%
California Statewide Community Development Authority Rev (Beverly Hospital Proj.) Series 2015, 5% (c)(d)	50,873	43,242
Housing - 0.2%
California Hsg Fin Agy Mun Ctfs (Lihtc 2021-1 CA Proj.) Series 1 Class A, 3.5% 11/20/2035	1,810,849	1,724,973
California Hsg Fin Agy Mun Ctfs (Lihtc 2023-1 CA Proj.) Series 1 Class A, 4.375% 9/20/2036	2,696,853	2,757,777
		4,482,750
Special Tax - 0.0%
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2026	65,000	65,653
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2029	135,000	136,177
Poway Calif Uni Sch Dist Pub Fing Auth Spl Tax Rev (Poway Del Sur Cfd 2006 Proj.) Series 2015A, 5% 9/1/2031	60,000	60,496
Sacramento CA Fin Auth 0% 12/1/2026 (National Public Finance Guarantee Corporation Insured) (h)	255,000	238,221
		500,547
Tobacco Bonds - 0.1%
Golden State Tobacco Securitization Corp. Tobacco Settlement Series 2021 B 2, 0% 6/1/2066 (h)	26,290,000	2,780,819
Transportation - 1.4%
Alameda Corridor CA Tran Auth Rev Series 2024A, 0% 10/1/2052 (Assured Guaranty Municipal Corp Insured) (h)	1,350,000	368,816
Bay Area Toll Au CA Bridge Rev 2% tender 4/1/2056 (b)	1,000,000	949,886
Foothill/Estrn Transn CA Toll Series B 1, 3.95% 1/15/2053 (b)	1,000,000	941,052
Fresno Calif Arpt Rev Series 2023A, 5% 7/1/2033 (Build America Mutual Assurance Co Insured) (e)	1,000,000	1,096,610
Los Angeles CA Dept Arpts Rev Series 2019 F, 5% 5/15/2031 (e)	1,330,000	1,405,867
Los Angeles CA Hbr Dept Rev Series 2019 A, 5% 8/1/2025 (e)	255,000	257,127
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2023B, 5.25% 7/1/2036 (e)	4,000,000	4,453,561
San Diego Cnty CA Reg Arpt Auth Arpt Rev Series 2023B, 5.25% 7/1/2038 (e)	2,500,000	2,762,878
San Francisco CA City & County Airports Commission International Airport Revenue (Sfo Fuel CO LLC Proj.) Series 2019 A, 5% 1/1/2035 (e)	360,000	375,815
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2026 (e)	920,000	938,276
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2027 (e)	930,000	960,444
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2028 (e)	1,245,000	1,300,157
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2029 (e)	835,000	881,684
San Francisco CA City & County Airports Commission International Airport Revenue 5% 5/1/2052	2,525,000	2,699,499
San Francisco CA City & County Airports Commission International Airport Revenue Series 2019 A, 5% 5/1/2049 (e)	3,960,000	4,044,149
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2044 (e)	2,200,000	2,370,357
San Francisco CA City & County Airports Commission International Airport Revenue Series 2024 A, 5.25% 5/1/2049 (e)	1,840,000	1,959,463
San Francisco CA City & County Airports Commission International Airport Revenue Series SECOND 2019E, 5% 5/1/2050 (e)	395,000	403,123
		28,168,764
Water & Sewer - 0.5%
Castaic Lake Wtr Agy CA Ctfs Series 1999 A, 0% 8/1/2026 (Ambac Assurance Corp Insured) (h)	10,445,000	9,948,193
Los Angeles CA Dep Wtr & Pwr Wtrwks Rev Series 2020A, 5% 7/1/2040	30,000	32,702
San Diego County Water Authority 5% 5/1/2047	685,000	743,953
San Diego County Water Authority 5% 5/1/2052	1,160,000	1,250,302
		11,975,150
TOTAL CALIFORNIA		59,660,088
Colorado - 2.5%
Education - 0.0%
University Colo Enterprise Sys Series 2021 C 3B, 2% tender 6/1/2051 (b)	260,000	252,139
University Colo Enterprise Sys Series 2021C 3A, 2% tender 6/1/2051 (b)	305,000	300,774
		552,913
Electric Utilities - 0.0%
Arkansas River Pwr Auth Colo Pwr Rev 5% 10/1/2038	125,000	127,099
Arkansas River Pwr Auth Colo Pwr Rev 5% 10/1/2043	160,000	161,707
		288,806
Escrowed/Pre-Refunded - 0.0%
Colorado Health Facilities Authority 4% 9/1/2035 (Pre-refunded to 9/1/2026 at 100)	85,000	86,134
Colorado Health Facilities Authority 4% 9/1/2036 (Pre-refunded to 9/1/2026 at 100)	65,000	65,867
Colorado Health Facilities Authority Series 2020A, 4% 9/1/2050 (Pre-refunded to 9/1/2030 at 100)	305,000	323,801
		475,802
Health Care - 1.1%
Colorado Health Facilities Authority (Advent Health Proj.) Series 2019 A, 5% 11/15/2039	700,000	742,311
Colorado Health Facilities Authority (Advent Health Proj.) Series A 1, 5% tender 11/15/2058 (b)	6,390,000	6,805,716
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 1, 4% 8/1/2044	4,960,000	4,627,767
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 3.25% 8/1/2049	1,070,000	830,575
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 4% 8/1/2049	1,240,000	1,109,595
Colorado Health Facilities Authority (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2044	4,585,000	4,708,090
Colorado Health Facilities Authority (IHC Health Services Inc Proj.) Series 2022 A, 5% 5/15/2047	2,030,000	2,156,784
Colorado Health Facilities Authority (Sanford Health, SD Proj.) 5% 11/1/2025	540,000	547,999
Denver CO Hlth Hsp Ath Hlcr Rv Series 2019 A, 4% 12/1/2038	1,250,000	1,185,837
Denver CO Hlth Hsp Ath Hlcr Rv Series 2019 A, 4% 12/1/2039	1,720,000	1,622,183
		24,336,857
Housing - 0.2%
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 F, 4.25% 11/1/2049	105,000	105,661
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2019 H, 4.25% 11/1/2049	165,000	166,026
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2021 E, 3% 11/1/2051	460,000	449,152
Colorado Hsg Fin Auth (CO Single Family Mortgage Proj.) Series 2022F, 5.25% 11/1/2052	500,000	516,393
Maiker Hsg Partners Colo Multifamily Hsg Rev Series 2023, 4.5% tender 5/1/2042 (b)	2,050,000	2,051,419
		3,288,651
Special Tax - 0.1%
Independence Metropolitan District No 3 Series 2024 A, 5.375% 12/1/2054	500,000	496,162
Regional Transn Dist CO Sales Series 2021 B, 5% 11/1/2028	1,030,000	1,109,600
Vauxmont Metropolitan District 5% 12/1/2033 (Assured Guaranty Municipal Corp Insured)	75,000	80,324
Vauxmont Metropolitan District 5% 12/15/2032 (Assured Guaranty Municipal Corp Insured)	47,000	48,446
		1,734,532
Transportation - 0.8%
Denver CO City & Cnty Arpt Series 2017 A, 5% 11/15/2026 (e)	175,000	179,880
Denver CO City & Cnty Arpt Series 2017 A, 5% 11/15/2027 (e)	150,000	155,995
Denver CO City & Cnty Arpt Series 2018 A, 4% 12/1/2043 (e)	9,260,000	8,795,242
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2027 (e)	3,220,000	3,346,169
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2030 (e)	390,000	418,552
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2034 (e)	260,000	281,327
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2036 (e)	255,000	262,719
Denver CO City & Cnty Arpt Series 2018 A, 5% 12/1/2037 (e)	505,000	519,224
Denver CO City & Cnty Arpt Series 2022A, 5% 11/15/2033 (e)	3,815,000	4,119,329
E-470 Pub Hwy Auth Colo Rev 5% 9/1/2036	705,000	761,450
		18,839,887
Water & Sewer - 0.3%
Denver CO City & Cnty Brd Wtr 5% 9/15/2028	770,000	828,247
Denver CO City & Cnty Brd Wtr 5% 9/15/2029	1,430,000	1,564,419
Denver CO City & Cnty Brd Wtr Series 2020 A, 5% 9/15/2045	1,550,000	1,646,326
Denver CO City & Cnty Brd Wtr Series 2020 A, 5% 9/15/2046	2,375,000	2,519,035
		6,558,027
TOTAL COLORADO		56,075,475
Connecticut - 1.9%
Education - 0.2%
Connecticut St Health & Edl Facs Auth Revenue (Connecticut College, CT Proj.) Series M, 4% 7/1/2052	570,000	521,028
Connecticut St Health & Edl Facs Auth Revenue (Greenwich Academy Proj.) Series G, 4% 3/1/2046	305,000	300,841
Connecticut St Health & Edl Facs Auth Revenue (Greenwich Academy Proj.) Series G, 4% 3/1/2051	490,000	476,511
Connecticut St Health & Edl Facs Auth Revenue (Yale University Proj.) Series 2010A 3, 2.95% tender 7/1/2049 (b)	3,115,000	3,088,569
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2026	25,000	25,641
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2027	20,000	20,827
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2028	30,000	31,102
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, CT Proj.) 5% 7/1/2029	20,000	20,725
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) 5% 7/1/2043	605,000	601,505
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2027	25,000	25,549
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2029	65,000	66,755
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2030	50,000	51,279
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2031	410,000	419,784
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2033	80,000	81,533
Connecticut State Health & Educational Facilities Authority (University of New Haven, CT Proj.) Series K 1, 5% 7/1/2034	580,000	589,662
		6,321,311
General Obligations - 0.3%
Connecticut St Gen. Oblig. 5% 9/15/2028	295,000	316,241
Connecticut St Gen. Oblig. Series 2015 B, 5% 6/15/2032	145,000	145,908
Connecticut St Gen. Oblig. Series 2018 A, 5% 4/15/2037	680,000	711,066
Connecticut St Gen. Oblig. Series 2018 F, 5% 9/15/2025	165,000	167,247
Connecticut St Gen. Oblig. Series 2021 A, 3% 1/15/2039	380,000	334,542
Connecticut St Gen. Oblig. Series 2021 A, 3% 1/15/2040	295,000	257,279
Connecticut St Gen. Oblig. Series B, 5% 5/15/2026	365,000	375,098
Connecticut St Health & Edl Facs Auth Revenue (Connecticut St Univ Sys Proj.) Series Q 1, 5% 11/1/2026 (Connecticut St Guaranteed)	255,000	263,786
New Britain Conn Gen. Oblig. Series 2017 C, 5% 3/1/2029 (Assured Guaranty Municipal Corp Insured)	55,000	57,080
New Haven CT Gen. Oblig. Series 2024, 5% 8/1/2030 (Assured Guaranty Municipal Corp Insured)	2,470,000	2,708,751
University Connecticut (Connecticut St Proj.) Series 2019 A, 5% 11/1/2036	1,500,000	1,579,476
University Connecticut (Connecticut St Proj.) Series 2019 A, 5% 11/1/2025	260,000	264,131
		7,180,605
Health Care - 0.4%
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2026 (d)(g)	350,000	227,500
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2027 (d)(g)	205,000	133,250
Connecticut St Health & Edl Facs Auth Revenue (Bristol Hospital, CT Proj.) Series 2019A, 5% 7/1/2049 (d)(g)	420,000	273,000
Connecticut St Health & Edl Facs Auth Revenue (Connecticut Childrens Med Ctr Proj.) Series E, 5% 7/15/2041	1,750,000	1,845,345
Connecticut St Health & Edl Facs Auth Revenue (Hartford HealthCare Corp Proj.) 4% 7/1/2040	390,000	374,826
Connecticut St Health & Edl Facs Auth Revenue (Nuvance Health Proj.) Series 2019 A, 4% 7/1/2049	1,000,000	892,382
Connecticut St Health & Edl Facs Auth Revenue (Nuvance Health Proj.) Series 2019 A, 5% 7/1/2026	2,875,000	2,919,171
Connecticut St Health & Edl Facs Auth Revenue (Stamford Hospital, CT Proj.) 4% 7/1/2039	585,000	570,013
Connecticut State Health & Educational Facilities Authority (Stamford Hospital, CT Proj.) 4% 7/1/2046	445,000	409,188
		7,644,675
Housing - 0.3%
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog (CT Hsg Mortgage Proj.) 3% 11/15/2049	285,000	277,664
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog (CT Hsg Mortgage Proj.) 5% 11/15/2025 (e)	260,000	262,897
Connecticut St Hsg Fin Auth Hsg Mtg Fin Prog (CT Hsg Mortgage Proj.) Series 2023 A, 5.25% 11/15/2053	6,420,000	6,752,144
		7,292,705
Special Tax - 0.7%
Connecticut St Gen. Oblig. 4% 1/15/2036	535,000	552,453
Connecticut St Spl Tax Oblig Series 2024A 2, 5% 7/1/2036	4,675,000	5,336,970
Connecticut St Spl Tax Oblig Series 2024A 2, 5% 7/1/2043	5,965,000	6,585,431
Connecticut St Spl Tax Oblig Series A, 5% 9/1/2028	425,000	437,617
Harbor Point Infrastructure Impt Dist Conn Spl Oblig Rev Series 2017, 5% 4/1/2030 (g)	130,000	131,811
Harbor Point Infrastructure Impt Dist Conn Spl Oblig Rev Series 2017, 5% 4/1/2039 (g)	295,000	296,538
Steelpoint Harbor CT Infrastructure Impt Dist Spl Oblig Rev Series 2021, 4% 4/1/2051 (g)	655,000	546,210
Steelpoint Harbor CT Infrastructure Impt Dist Spl Oblig Rev Series 2024, 6% 4/1/2052 (g)	405,000	430,676
		14,317,706
TOTAL CONNECTICUT		42,757,002
Delaware - 0.0%
General Obligations - 0.0%
Delaware St Gen. Oblig. Series 2019, 5% 2/1/2030	294,000	318,176
Delaware St Gen. Oblig. Series 2020 A, 5% 1/1/2031	294,000	323,466
		641,642
TOTAL DELAWARE		641,642
District Of Columbia - 0.7%
Education - 0.1%
District Columbia Rev (Catholic Univ of Amer WA DC Proj.) 5% 10/1/2048	2,100,000	2,116,933
General Obligations - 0.2%
District Columbia Gen. Oblig. Series 2021 D, 4% 2/1/2027	380,000	387,846
District Columbia Gen. Oblig. Series 2021 D, 5% 2/1/2028	380,000	403,790
District Columbia Gen. Oblig. Series 2021 D, 5% 2/1/2029	505,000	545,936
District Columbia Gen. Oblig. Series 2021 E, 5% 2/1/2027	1,285,000	1,339,647
District Columbia Gen. Oblig. Series 2021 E, 5% 2/1/2029	1,070,000	1,156,735
		3,833,954
Special Tax - 0.2%
Washington Metropolitan Area Transit Authority Series 2024 A, 5% 7/15/2056	4,430,000	4,687,779
Transportation - 0.2%
Metropolitan Wash DC Arpts Ath 5% 10/1/2027 (e)	225,000	233,610
Metropolitan Wash DC Arpts Ath 5% 10/1/2028 (e)	115,000	120,660
Metropolitan Wash DC Arpts Ath 5% 10/1/2028 (e)	335,000	345,081
Metropolitan Wash DC Arpts Ath 5% 10/1/2030 (e)	415,000	427,177
Metropolitan Wash DC Arpts Ath 5% 10/1/2031 (e)	75,000	77,145
Metropolitan Wash DC Arpts Ath 5% 10/1/2032 (e)	115,000	118,169
Metropolitan Wash DC Arpts Ath 5% 10/1/2033 (e)	55,000	56,443
Metropolitan Wash DC Arpts Ath 5% 10/1/2035 (e)	125,000	127,735
Metropolitan Wash DC Arpts Ath Series 2019A, 5% 10/1/2025 (e)	180,000	181,865
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2031	210,000	223,444
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 A, 5% 10/1/2032	265,000	281,801
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 B, 3% 10/1/2050 (Assured Guaranty Municipal Corp Insured)	1,290,000	967,354
Metropolitan Wash DC Arpts Auth Dulles Toll Rd Rev Series 2019 B, 4% 10/1/2049	3,010,000	2,780,872
		5,941,356
TOTAL DISTRICT OF COLUMBIA		16,580,022
Florida - 4.1%
Education - 0.6%
Cap Proj Fin Auth FL Student Hsg Rev (Capfa Capital Corp 2000 F Proj.) 5% 10/1/2030	220,000	231,372
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2039	1,045,000	1,146,525
Florida Atlantic University Finance Corp Series 2024, 5% 7/1/2049	1,435,000	1,519,569
Florida Dev Fin Corp Student Hsg Rev (The Henry Stud Hsg Proj.) Series 2024A 1, 5% 6/1/2044 (g)	1,700,000	1,700,431
Florida Higher Edl Facs Fing Auth Rev (Rollins College, FL Proj.) Series 2024, 5% 12/1/2036	1,445,000	1,597,712
Florida Higher Edl Facs Fing Auth Rev (Rollins College, FL Proj.) Series 2024, 5% 12/1/2038	1,580,000	1,737,544
Florida Higher Edl Facs Fing Auth Rev (Rollins College, FL Proj.) Series 2024, 5% 12/1/2040	1,750,000	1,906,268
Florida Higher Edl Facs Fing Auth Rev (Rollins College, FL Proj.) Series 2024, 5.25% 12/1/2054	3,550,000	3,819,568
Volusia Cnty FL Edl Fac Ath Rv (Embry Riddle Aeronaut Univ, FL Proj.) 5% 10/15/2044	65,000	67,300
Volusia Cnty FL Edl Fac Ath Rv (Embry Riddle Aeronaut Univ, FL Proj.) 5% 10/15/2049	125,000	128,513
		13,854,802
Electric Utilities - 0.0%
Florida St Mun Pwr Agy Rev 5% 10/1/2030	110,000	112,713
Florida St Mun Pwr Agy Rev 5% 10/1/2031	120,000	122,857
Florida St Mun Pwr Agy Rev Series 2015B, 5% 10/1/2028	50,000	50,581
Florida St Mun Pwr Agy Rev Series 2015B, 5% 10/1/2030	90,000	90,993
		377,144
Escrowed/Pre-Refunded - 0.0%
Greater Orlando Aviation Auth 5% 10/1/2029 (Pre-refunded to 10/1/2027 at 100) (e)	150,000	155,523
Greater Orlando Aviation Auth 5% 10/1/2030 (Pre-refunded to 10/1/2027 at 100) (e)	165,000	171,076
Greater Orlando Aviation Auth Series 2016 A, 5% 10/1/2046 (Pre-refunded to 10/1/2026 at 100) (e)	50,000	51,634
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2025 (Escrowed to Maturity) (e)	35,000	35,329
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2027 (Escrowed to Maturity) (e)	80,000	82,946
		496,508
General Obligations - 0.1%
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series 2015A, 5% 7/1/2027	50,000	50,447
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series A, 5% 7/1/2028	35,000	35,846
Broward Cnty FL Sch Brd Ctfs Part (Broward County FL School District Proj.) Series A, 5% 7/1/2032	110,000	112,273
Brvd Cnty FL Sch Bd Ctfs of Prtn (Brevard Cnty FL Sch Dist Proj.) Series C, 5% 7/1/2028	90,000	90,787
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) Series 2015B, 5% 7/1/2028	105,000	105,850
Duval Cnty FL Sch Brd Ctfs Part (Duval Cnty FL Sch Dist Proj.) Series 2016 A, 5% 7/1/2033	70,000	71,508
Miami-Dade Cnty FL Sch Brd Ctf (Miami-Dade Cnty FL Sch Dist Proj.) Series 2015A, 5% 5/1/2029	205,000	206,071
Miami-Dade Cnty FL Sch Brd Ctf (Miami-Dade Cnty FL Sch Dist Proj.) Series 2016A, 5% 5/1/2032	505,000	514,027
Palm Beach Cnty FL Sch Brd (Palm Beach Cnty FL Sch Dist Proj.) Series 2015 D, 5% 8/1/2029	300,000	302,532
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2029	255,000	260,707
South Fla Wtr Mgmt Dist Ctfs Partn 5% 10/1/2032	315,000	321,351
Volusia Cnty FL Sch Brd Ctfs (Volusia Cnty FL School Dist Proj.) Series 2016A, 5% 8/1/2029 (Build America Mutual Assurance Co Insured)	50,000	51,011
		2,122,410
Health Care - 1.5%
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 4% 7/1/2045	1,230,000	1,164,514
City of Tampa FL (H Lee Moffitt Cancer Ctr Proj.) 5% 7/1/2050	1,320,000	1,354,164
Escambia Cnty FL Hlth Fac Rev (Baptist Health Care Pensacola Proj.) Series 2020 A, 3% 8/15/2050 (Assured Guaranty Municipal Corp Insured)	710,000	520,579
Escambia Cnty FL Hlth Fac Rev (Baptist Health Care Pensacola Proj.) Series 2020 A, 4% 8/15/2045	3,620,000	3,288,192
Florida Development Finance Corp (Tampa General Hospital, Fl Proj.) Series 2024 B, 5% tender 8/1/2056 (b)	2,965,000	3,173,978
Hillsborough Cnty Fla Indl Dev (Tampa General Hospital, FL Proj.) Series 2020A, 3.5% 8/1/2055	580,000	452,316
Palm Beach Cnty FL Health Facs (Lifespace Proj.) 4% 5/15/2028	1,280,000	1,277,419
Palm Beach Cnty FL Health Facs (Lifespace Proj.) Series 2023C, 7.625% 5/15/2058	1,450,000	1,634,972
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Baptist Health Sys of So FL Proj.) Series 2019, 4% 8/15/2049	5,725,000	5,321,636
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2031	200,000	213,660
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2033	350,000	372,264
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2036	370,000	387,084
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2038	400,000	414,737
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2040	400,000	411,474
Palm Beach Cnty Fla Health Facs Auth Hosp Rev (Jupiter Medical Center Proj.) 5% 11/1/2042	500,000	510,723
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 4% 8/15/2033	125,000	125,909
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 4% 8/15/2047	10,390,000	9,860,629
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2027	115,000	120,066
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2028	75,000	78,197
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2032	115,000	119,283
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2035	215,000	221,751
South Miami FL Hlth Fcs Hsp Rv (Baptist Health Sys of So FL Proj.) Series 2017, 5% 8/15/2042	170,000	173,548
Tallahassee FL Health Facs Rev (Tallahassee Mem Hlthcare FL Proj.) Series 2016A, 5% 12/1/2041	55,000	53,929
		31,251,024
Housing - 0.1%
Fla Hsg Fin Corp Multifamily Mtg Rev Series 2023 B, 5% tender 2/1/2027 (b)	1,000,000	1,016,379
Fla Hsg Fin Corp Multifamily Mtg Rev Series 2023 C, 5% tender 12/1/2026 (b)	625,000	633,525
		1,649,904
Special Tax - 0.1%
Miami-Dade Cnty FL Spl Oblig Series 2009, 0% 10/1/2037 (h)	3,000,000	1,828,733
Tampa FL Tax Alloc 0% 9/1/2035 (h)	1,575,000	1,011,923
Tampa FL Tax Alloc 0% 9/1/2037 (h)	235,000	137,178
Tampa FL Tax Alloc 0% 9/1/2049 (h)	765,000	232,733
		3,210,567
Transportation - 1.2%
Broward Cnty FL Arpt Sys Rev 5% 10/1/2028 (e)	150,000	151,268
Broward Cnty FL Arpt Sys Rev 5% 10/1/2030 (e)	175,000	176,314
Broward Cnty FL Arpt Sys Rev 5% 10/1/2031 (e)	150,000	151,062
Broward Cnty FL Arpt Sys Rev 5% 10/1/2032 (e)	140,000	140,951
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2025 (e)	15,000	15,163
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2026 (e)	50,000	51,331
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2027 (e)	50,000	51,847
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2029 (e)	135,000	139,181
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2030 (e)	35,000	36,027
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2032 (e)	175,000	179,822
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2033 (e)	65,000	66,706
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2034 (e)	65,000	66,570
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2035 (e)	75,000	76,739
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2036 (e)	100,000	102,192
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2037 (e)	115,000	117,353
Broward Cnty FL Arpt Sys Rev Series 2017, 5% 10/1/2042 (e)	655,000	663,505
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2029 (e)	1,120,000	1,187,813
Broward Cnty FL Arpt Sys Rev Series 2019 A, 5% 10/1/2049 (e)	705,000	716,750
Broward Cnty FL Arpt Sys Rev Series Q 1, 5% 10/1/2025	265,000	265,324
Florida Dev Fin Corp Rev (Brightline FL Proj.) Series 2024, 5.25% 7/1/2053 (Assured Guaranty Municipal Corp Insured) (e)	5,260,000	5,439,558
Florida Dev Fin Corp Rev (Brightline FL Proj.) Series 2024, 5.5% 7/1/2053 (e)	1,000,000	1,013,822
Greater Orlando Aviation Auth 5% 10/1/2031 (e)	435,000	448,012
Greater Orlando Aviation Auth 5% 10/1/2034 (e)	305,000	312,927
Greater Orlando Aviation Auth 5% 10/1/2037 (e)	315,000	321,856
Greater Orlando Aviation Auth Series 2016, 5% 10/1/2026 (e)	85,000	87,321
Greater Orlando Aviation Auth Series 2016, 5% 10/1/2027 (e)	50,000	51,913
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2025 (e)	15,000	15,168
Greater Orlando Aviation Auth Series 2017A, 5% 10/1/2027 (e)	25,000	25,957
Greater Orlando Aviation Auth Series 2019 A, 5% 10/1/2054 (e)	2,460,000	2,498,095
Miami-Dade Cnty Fla Aviat Rev 4% 10/1/2039	490,000	486,183
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2029 (e)	80,000	80,608
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2029	75,000	76,695
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2031	90,000	91,972
Miami-Dade Cnty Fla Aviat Rev 5% 10/1/2031 (e)	70,000	70,433
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev 5% 7/1/2028	50,000	50,059
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2016 A, 5% 7/1/2032	215,000	218,939
Miami-Dade Cnty Fla Expwy Auth Toll Sys Rev Series 2016 A, 5% 7/1/2033	185,000	188,443
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2050 (h)	5,175,000	1,426,153
Osceola Cnty Fla Transn Rev (Osceola Parkway Proj.) Series 2019 A 2, 0% 10/1/2051 (h)	2,600,000	678,214
Palm Beach Cnty FL Arpt Sys 5% 10/1/2027 (e)	50,000	51,109
Palm Beach Cnty FL Arpt Sys 5% 10/1/2029 (e)	55,000	56,056
Palm Beach Cnty FL Arpt Sys 5% 10/1/2030 (e)	95,000	96,805
Palm Beach Cnty FL Arpt Sys 5% 10/1/2031 (e)	65,000	66,203
Palm Beach Cnty FL Arpt Sys 5% 10/1/2032 (e)	100,000	101,784
Palm Beach Cnty FL Arpt Sys 5% 10/1/2033 (e)	215,000	218,654
Palm Beach Cnty FL Arpt Sys 5% 10/1/2034 (e)	230,000	233,677
Palm Beach Cnty FL Arpt Sys 5% 10/1/2035 (e)	240,000	243,605
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5% 10/1/2033 (e)	3,305,000	3,592,581
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5% 10/1/2034 (e)	3,175,000	3,461,313
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5.25% 10/1/2041 (e)	550,000	597,676
Palm Beach Cnty FL Arpt Sys Series 2024 B, 5.25% 10/1/2042 (e)	1,340,000	1,454,898
		28,112,607
Water & Sewer - 0.5%
JEA FL Wtr & Swr Sys Rev Series 2024A, 5% 10/1/2028	950,000	1,016,347
JEA FL Wtr & Swr Sys Rev Series 2024A, 5% 10/1/2029	750,000	814,827
JEA FL Wtr & Swr Sys Rev Series 2024A, 5% 10/1/2030	4,950,000	5,454,510
JEA FL Wtr & Swr Sys Rev Series 2024A, 5% 10/1/2031	3,400,000	3,796,889
Miami-Dade Cnty FL Wtr & Swr Rev Series 2021, 5% 10/1/2032	205,000	226,466
		11,309,039
TOTAL FLORIDA		92,384,005
Georgia - 3.7%
Education - 0.1%
Fulton Cnty GA Dev Auth Rev (University System of GA Proj.) 4% 6/15/2049	110,000	106,516
Private Colgs & Unvs Ath GA Rv (Emory University GA Proj.) Series 2020 B, 4% 9/1/2037	395,000	403,249
Private Colgs & Unvs Ath GA Rv (Emory University GA Proj.) Series 2020 B, 4% 9/1/2038	515,000	524,265
Private Colgs & Unvs Ath GA Rv (Emory University GA Proj.) Series 2020 B, 5% 9/1/2025	365,000	369,658
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 4% 4/1/2037	295,000	296,462
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2030	160,000	171,965
Private Colgs & Unvs Ath GA Rv (Savannah College of Art & Design Inc Proj.) Series 2021, 5% 4/1/2036	165,000	177,768
		2,049,883
Electric Utilities - 0.2%
Burke Cnty GA Dev Auth Pcr (Georgia Power Co Proj.) Series NINTH 1994, 3.8% tender 10/1/2032 (b)	1,700,000	1,711,009
Burke Cnty GA Dev Auth Pcr (Georgia Transmission Corp Proj.) Series 2012, 2.75% 1/1/2052 (b)	930,000	612,837
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2035 (Assured Guaranty Municipal Corp Insured)	325,000	327,854
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2037 (Assured Guaranty Municipal Corp Insured)	190,000	190,794
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2039 (Assured Guaranty Municipal Corp Insured)	295,000	293,425
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2039 (Assured Guaranty Municipal Corp Insured)	180,000	179,611
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2040 (Assured Guaranty Municipal Corp Insured)	210,000	207,663
Georgia Mun Elec Auth Pwr Rev 4% 1/1/2041 (Assured Guaranty Municipal Corp Insured)	150,000	147,416
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2031 (Assured Guaranty Municipal Corp Insured)	155,000	167,158
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2033 (Assured Guaranty Municipal Corp Insured)	175,000	188,097
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2033 (Assured Guaranty Municipal Corp Insured)	295,000	317,077
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2034 (Assured Guaranty Municipal Corp Insured)	180,000	193,019
Georgia Mun Elec Auth Pwr Rev 5% 1/1/2034 (Assured Guaranty Municipal Corp Insured)	260,000	278,805
		4,814,765
General Obligations - 3.1%
Georgia St Gen. Oblig. 5% 7/1/2033	1,025,000	1,164,187
Georgia St Gen. Oblig. Series 2022A, 5% 7/1/2035	24,240,000	27,329,781
Main Street Natural Gas Inc 4% tender 5/1/2052 (Citigroup Inc Guaranteed) (b)	1,390,000	1,396,171
Main Street Natural Gas Inc 4% tender 7/1/2052 (Royal Bank of Canada Guaranteed) (b)	16,725,000	16,843,787
Main Street Natural Gas Inc 5% tender 6/1/2053 (Citigroup Inc Guaranteed) (b)	6,860,000	7,179,897
Main Street Natural Gas Inc Series 2022A, 4% tender 9/1/2052 (Citigroup Inc Guaranteed) (b)	5,470,000	5,492,664
Main Street Natural Gas Inc Series 2022B, 5% tender 12/1/2052 (Citigroup Inc Guaranteed) (b)	1,790,000	1,863,883
Main Street Natural Gas Inc Series 2023C, 5% tender 9/1/2053 (Royal Bank of Canada Guaranteed) (b)	5,550,000	5,850,911
Main Street Natural Gas Inc Series 2024D, 5% tender 4/1/2054 (Toronto-Dominion Bank/The Guaranteed) (b)	1,550,000	1,646,179
		68,767,460
Health Care - 0.2%
Columbus GA Med Ctr Hosp Auth (Piedmont Hosp Og Proj.) 5% tender 7/1/2054 (b)	500,000	527,322
Coweta Cnty GA Dev Auth Rev (Piedmont Hosp Og Proj.) Series 2019A, 5% 7/1/2044	1,470,000	1,523,097
Gainesville & Hall Cnty GA Hsp Ath Rev (Northeast Georgia Healthcare Proj.) Series 2020 A, 3% 2/15/2047	2,845,000	2,242,923
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) 4% 8/1/2043	115,000	101,203
Glynn Brunswick Mem Hosp Auth GA Rev (Southeast GA Health System Proj.) 5% 8/1/2043	140,000	139,925
Savannah GA Candler Hosp (St Joseph Candler Health Proj.) 4% 7/1/2036	415,000	415,391
Savannah GA Candler Hosp (St Joseph Candler Health Proj.) 4% 7/1/2043	435,000	420,686
		5,370,547
Transportation - 0.1%
Atlanta GA Arpt Rev 5% 7/1/2025 (e)	140,000	140,906
Atlanta GA Arpt Rev Series 2022B, 5% 7/1/2034 (e)	1,005,000	1,079,385
Georgia St Rd & Twy Auth Rev (GA St Garvee Proj.) 5% 6/1/2031	585,000	643,692
Georgia St Rd & Twy Auth Rev (GA St Garvee Proj.) 5% 6/1/2032	880,000	965,187
		2,829,170
TOTAL GEORGIA		83,831,825
Hawaii - 0.2%
General Obligations - 0.0%
Honolulu HI City & Cnty Gen. Oblig. Series 2022 A, 5% 11/1/2025	110,000	111,844
Housing - 0.1%
Honolulu HI City & Cnty Mfr Series 2023, 5% tender 6/1/2027 (b)	3,130,000	3,196,956
Transportation - 0.0%
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2029 (e)	65,000	67,692
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2030 (e)	75,000	78,074
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2031 (e)	75,000	78,017
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2032 (e)	75,000	77,749
Hawaii St Arpts Sys Rev Series 2018 A, 5% 7/1/2033 (e)	75,000	77,632
Hawaii St Hbr Sys Rev Series 2020 A, 4% 7/1/2036 (e)	60,000	58,996
		438,160
Water & Sewer - 0.1%
Honolulu HI Cty & Cnty Wastewtr Sys Rev Series B, 5% 7/1/2027	1,680,000	1,729,515
TOTAL HAWAII		5,476,475
Idaho - 0.0%
Housing - 0.0%
Idaho Hsg & Fin Assn (ID Single Family Hsg 7/1/19 Proj.) Series 2019 A, 4% 1/1/2050	30,000	30,039
Illinois - 10.0%
Education - 0.1%
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2029	60,000	61,925
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2030	45,000	46,430
Illinois Fin Auth Rev (Bradley University Proj.) Series 2017 C, 5% 8/1/2032	60,000	61,708
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 4% 10/1/2034	50,000	50,172
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 5% 10/1/2029	50,000	51,334
Illinois Fin Auth Rev (Depaul Univ, IL Proj.) 5% 10/1/2030	50,000	51,341
Illinois Fin Auth Rev (Illinois Institute of Tech, IL Proj.) Series 2019, 4% 9/1/2035	145,000	130,367
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series A, 5% 8/1/2042	45,000	45,372
Illinois Fin Auth Rev (Rosalind Franklin University Proj.) Series C, 5% 8/1/2046	50,000	50,210
Illinois Finance Authority Rev (Lake Forest College Proj.) Series 2022A, 5% 10/1/2035	330,000	340,828
Illinois Finance Authority Rev (Lake Forest College Proj.) Series 2022A, 5.5% 10/1/2039	750,000	785,238
Illinois Finance Authority Rev (Univ of Chicago, IL Proj.) 5% 5/15/2033	400,000	453,978
Illinois Finance Authority Rev (Univ of Chicago, IL Proj.) 5% 5/15/2034	450,000	504,879
Northern IL Univ Revs Series 2020 B, 5% 4/1/2034 (Build America Mutual Assurance Co Insured)	395,000	414,966
University of Illinois Series 2018A, 5% 4/1/2030	210,000	221,612
		3,270,360
Electric Utilities - 0.0%
Illinois Mun Elec Agy Pwr Supp Series 2015A, 5% 2/1/2031	205,000	206,318
Escrowed/Pre-Refunded - 0.1%
Illinois Fin Auth Rev 5% 7/1/2030 (Pre-refunded to 7/1/2026 at 100)	35,000	36,001
Illinois Fin Auth Rev 5% 7/1/2033 (Pre-refunded to 7/1/2026 at 100)	30,000	30,858
Illinois Fin Auth Rev 5% 7/1/2036 (Pre-refunded to 7/1/2026 at 100)	130,000	133,720
Illinois Fin Auth Rev Series 2016 A, 5% 8/15/2035 (Pre-refunded to 8/15/2026 at 100)	25,000	25,674
Illinois Fin Auth Rev Series 2016 A, 5% 8/15/2036 (Pre-refunded to 8/15/2026 at 100)	105,000	107,831
Illinois Fin Auth Rev Series 2016 A, 5.25% 8/15/2031 (Pre-refunded to 8/15/2026 at 100)	30,000	30,926
Illinois Fin Auth Rev Series 2016 C, 4% 2/15/2041 (Pre-refunded to 2/15/2027 at 100)	5,000	5,077
Illinois Finance Authority Rev 4% 2/15/2041 (Pre-refunded to 2/15/2027 at 100)	55,000	55,846
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2027 (Pre-refunded to 6/1/2026 at 100)	1,275,000	1,308,451
Railsplitter Tobacco Settlement Auth Settlement Rev Series 2017, 5% 6/1/2028 (Pre-refunded to 6/1/2026 at 100)	140,000	143,673
Will Cnty IL Cmnty Unif Sch Dist No 365 0% 11/1/2026 (Escrowed to Maturity) (h)	45,000	42,435
		1,920,492
General Obligations - 4.0%
Chicago IL Brd Ed 5% 12/1/2025	165,000	165,898
Chicago IL Brd Ed 5% 12/1/2026	100,000	101,357
Chicago IL Brd Ed 5% 12/1/2030	130,000	131,757
Chicago IL Brd Ed 6.5% 12/1/2046	100,000	102,666
Chicago IL Brd Ed 7% 12/1/2046 (g)	140,000	148,434
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2025	100,000	100,544
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2026	100,000	101,357
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2028	240,000	246,471
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2030	350,000	356,831
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2032	100,000	101,703
Chicago IL Brd Ed Series 2018 A, 5% 12/1/2035	100,000	101,065
Chicago IL Brd Ed Series 2019 A, 5% 12/1/2028	165,000	169,449
Chicago IL Brd Ed Series 2019 A, 5% 12/1/2030	340,000	349,124
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2031	190,000	194,928
Chicago IL Brd Ed Series 2019 B, 5% 12/1/2033	455,000	463,907
Chicago IL Brd Ed Series 2022 A, 4% 12/1/2047	1,500,000	1,247,346
Chicago IL Brd Ed Series 2022 A, 5% 12/1/2047	780,000	760,968
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2035	585,000	550,406
Chicago IL Brd Ed Series 2022 B, 4% 12/1/2036	1,005,000	935,179
Chicago IL Brd Ed Series 2023A, 6% 12/1/2049	12,500,000	13,496,888
Chicago IL Brd Ed Series D, 5% 12/1/2031	150,000	152,004
Chicago IL Gen. Oblig. 5.25% 1/1/2037	1,950,000	2,056,974
Chicago IL Gen. Oblig. 5.25% 1/1/2038	2,290,000	2,408,446
Chicago IL Gen. Oblig. 5.5% 1/1/2040	2,250,000	2,377,791
Chicago IL Gen. Oblig. 5.5% 1/1/2043	5,725,000	5,925,240
Chicago IL Gen. Oblig. Series 2019A, 5% 1/1/2040	700,000	710,339
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2029	870,000	908,429
Chicago IL Gen. Oblig. Series 2020A, 5% 1/1/2030	1,605,000	1,688,378
Chicago IL Gen. Oblig. Series 2021 A, 5% 1/1/2032	1,530,000	1,612,131
Chicago IL Gen. Oblig. Series 2021 A, 5% 1/1/2034	260,000	271,089
Cook Cnty IL Gen. Oblig. 5% 11/15/2033	550,000	597,217
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2026	290,000	299,416
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2027	140,000	144,524
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2028	185,000	190,910
Cook Cnty IL Gen. Oblig. Series 2016 A, 5% 11/15/2030	255,000	262,865
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2025	215,000	216,314
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2026	110,000	111,592
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2027	110,000	112,255
Cook Cnty IL Gen. Oblig. Series 2021 B, 4% 11/15/2028	55,000	56,309
Cook Cnty IL High Sch Dist No 203 New Trier Twp 2% 12/15/2033	175,000	142,483
Cook Cnty IL High Sch Dist No 203 New Trier Twp 2% 12/15/2034	180,000	143,403
DuPage & Cook Cntys IL Cmnty Unit Sch Dist No 205 Series 2022, 4% 9/15/2042	1,000,000	972,304
Illinois St Gen. Oblig. 5% 2/1/2027	140,000	144,677
Illinois St Gen. Oblig. Series 2017D, 5% 11/1/2027	1,050,000	1,097,333
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2029	645,000	685,226
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2031	705,000	767,055
Illinois St Gen. Oblig. Series 2022A, 5% 3/1/2036	1,820,000	1,963,802
Illinois St Gen. Oblig. Series APRIL 2014, 5% 4/1/2028	115,000	115,063
Illinois St Gen. Oblig. Series FEBRUARY 2014, 5% 2/1/2026	140,000	140,070
Illinois St Gen. Oblig. Series JUNE 2016, 3.5% 6/1/2029	1,375,000	1,376,138
Illinois St Gen. Oblig. Series JUNE 2016, 5% 6/1/2026	60,000	61,319
Illinois St Gen. Oblig. Series MARCH 2021 A, 4% 3/1/2039	1,180,000	1,160,248
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2034	1,035,000	1,113,041
Illinois St Gen. Oblig. Series MARCH 2021 A, 5% 3/1/2046	2,165,000	2,248,041
Illinois St Gen. Oblig. Series MAY 2020, 5.5% 5/1/2039	6,230,000	6,710,032
Illinois St Gen. Oblig. Series MAY 2023 B, 5.25% 5/1/2039	3,810,000	4,121,733
Illinois St Gen. Oblig. Series MAY 2023 B, 5.25% 5/1/2041	1,330,000	1,430,037
Illinois St Gen. Oblig. Series MAY 2023D, 4% 7/1/2037	9,500,000	9,380,186
Illinois St Gen. Oblig. Series MAY 2023D, 5% 7/1/2029	3,210,000	3,424,635
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2035	1,875,000	2,068,251
Illinois St Gen. Oblig. Series MAY 2024 B, 5% 5/1/2040	1,415,000	1,523,034
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2044	1,250,000	1,349,390
Illinois St Gen. Oblig. Series MAY 2024 B, 5.25% 5/1/2049	925,000	987,379
Illinois St Gen. Oblig. Series OCT 2020 C, 4.125% 10/1/2036	3,000,000	2,985,542
Peoria Ill Gen. Oblig. Series 2023 A, 4% 1/1/2039 (Assured Guaranty Municipal Corp Insured)	1,145,000	1,134,317
Schaumburg IL Gen. Oblig. Series 2023, 4% 12/1/2030	1,505,000	1,568,052
Will Cnty IL Cmnty Unif Sch Dist No 365 0% 11/1/2026 (Assured Guaranty Municipal Corp Insured) (h)	265,000	248,104
		88,989,396
Health Care - 1.4%
Illinois Fin Auth Health Svcs Fac Lease Rev (University of Illinois Hospital And Health Sciences System Proj.) Series 2020, 4% 10/1/2055	2,785,000	2,434,464
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 3.625% 2/15/2032	60,000	59,379
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 3.75% 2/15/2034	75,000	73,882
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2033	15,000	15,104
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2036	315,000	309,436
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2029	310,000	320,954
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2031	1,415,000	1,461,878
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2032	320,000	330,121
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2034	180,000	185,106
Illinois Fin Auth Rev (Ascension Health Credit Group Proj.) Series 2016 C, 5% 2/15/2036	125,000	128,098
Illinois Fin Auth Rev (Carle Foundation Hospital,Il Proj.) Series 2016 A, 5% 2/15/2029	260,000	264,151
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 5% 12/1/2029	85,000	86,562
Illinois Fin Auth Rev (Mercy Alliance Inc Proj.) Series 2016, 5% 12/1/2033	115,000	116,831
Illinois Fin Auth Rev (Osf Healthcare System Proj.) 4.125% 5/15/2047	1,585,000	1,495,284
Illinois Fin Auth Rev (Osf Healthcare System Proj.) 5% 5/15/2043	2,105,000	2,129,983
Illinois Fin Auth Rev (Osf Healthcare System Proj.) Series 2016, 5% 5/15/2029	65,000	66,110
Illinois Fin Auth Rev (Riverside Health System, IL Proj.) Series 2013, 5% 11/15/2028	145,000	145,106
Illinois Fin Auth Rev (Riverside Health System, IL Proj.) Series 2013, 5% 11/15/2029	70,000	70,055
Illinois Fin Auth Rev (Silver Cross Health System IL Proj.) Series 2015 C, 4.125% 8/15/2037	45,000	42,420
Illinois Finance Authority Rev (Ascension Health Credit Group Proj.) Series 2016 C, 4% 2/15/2041	1,800,000	1,729,733
Illinois Finance Authority Rev (Carle Foundation Hospital,Il Proj.) Series 2021A, 3% 8/15/2048	4,100,000	3,154,056
Illinois Finance Authority Rev (Endeavor Health Proj.) Series 2020A, 3.25% 8/15/2049	465,000	369,355
Illinois Finance Authority Rev (Osf Healthcare System Proj.) 3% 5/15/2050 (Build America Mutual Assurance Co Insured)	1,045,000	831,164
Illinois Finance Authority Rev (Osf Healthcare System Proj.) Series 2020 A, 3% 5/15/2050	2,650,000	2,026,217
Illinois Finance Authority Rev (Osf Healthcare System Proj.) Series 2020 A, 4% 5/15/2050	1,760,000	1,583,779
Illinois Finance Authority Rev (University Of Chicago Hosps,Il Proj.) 5% tender 8/15/2052 (b)	2,905,000	2,921,307
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5% 10/1/2028	475,000	499,676
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5% 10/1/2029	970,000	1,028,580
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5% 10/1/2030	1,150,000	1,230,710
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5% 10/1/2031	1,825,000	1,963,949
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5% 10/1/2032	1,350,000	1,460,352
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5.5% 10/1/2039	1,360,000	1,513,598
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5.5% 10/1/2040	615,000	682,818
University of Illinois (University of Illinois Hospital And Health Sciences System Proj.) Series 2023, 5.5% 10/1/2041	1,660,000	1,841,615
		32,571,833
Housing - 0.1%
Illinois Housing Dev Auth (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2019 D, 3.75% 4/1/2050	45,000	44,849
Illinois Housing Dev Auth Series 2019 D, 2.7% 10/1/2034 (IL Hsg Revenue Bonds 3/1/2016 Guaranteed)	310,000	270,999
Illinois Housing Development Authority (IL Hsg Revenue Bonds 3/1/2016 Proj.) Series 2021 B, 3% 4/1/2051	655,000	639,224
Illinois Hsg Dev Auth Multifamily Hsg Rev Series 2019, 2.9% 7/1/2035	421,394	367,455
Illinois Hsg Dev Auth Multifamily Hsg Rev Series 2023, 4% tender 6/1/2026 (b)	1,665,000	1,667,268
		2,989,795
Special Tax - 2.9%
Chicago Ill Tran Auth Sales Tax Rcpts Rev 4% 12/1/2049	6,000,000	5,578,331
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2024A, 5% 12/1/2039	2,295,000	2,536,169
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2024A, 5% 12/1/2041	6,000,000	6,564,113
Chicago Ill Tran Auth Sales Tax Rcpts Rev Series 2024A, 5% 12/1/2042	2,880,000	3,130,663
Illinois St Sales Tax Rev Series FEBRUARY 2024A, 5% 6/15/2031	2,845,000	3,112,224
Illinois St Sales Tax Rev Series FEBRUARY 2024A, 5% 6/15/2032	2,385,000	2,629,870
Illinois St Sales Tax Rev Series FEBRUARY 2024A, 5% 6/15/2033	3,445,000	3,828,757
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2031 (National Public Finance Guarantee Corporation Insured) (h)	485,000	378,520
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2036 (h)	65,000	40,559
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2036 (National Public Finance Guarantee Corporation Insured) (h)	2,445,000	1,534,623
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2039 (h)	515,000	276,204
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2040 (h)	430,000	218,126
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2041 (h)	1,225,000	586,861
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 12/15/2051 (h)	660,000	182,465
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2028 (National Public Finance Guarantee Corporation Insured) (h)	335,000	297,199
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2029 (Financial Guaranty Ins CO Insured) (h)	445,000	381,043
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2035 (National Public Finance Guarantee Corporation Insured) (h)	260,000	174,341
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2043 (Assured Guaranty Municipal Corp Insured) (h)	3,150,000	1,410,161
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2044 (Assured Guaranty Municipal Corp Insured) (h)	15,000,000	6,340,578
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2045 (Assured Guaranty Municipal Corp Insured) (h)	1,540,000	618,022
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 0% 6/15/2047 (Assured Guaranty Municipal Corp Insured) (h)	185,000	66,871
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 4% 6/15/2052	5,875,000	5,272,795
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 6/15/2042	675,000	704,265
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev 5% 6/15/2050	560,000	573,523
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 0% 12/15/2056 (Assured Guaranty Municipal Corp Insured) (h)	5,000,000	1,111,751
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2025	50,000	50,730
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2026	165,000	170,106
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2027	20,000	20,907
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2031	35,000	36,411
Metropolitan Pier & Exposition Auth Ill Dedicated St Tax Rev Series 2017 B, 5% 12/15/2034	20,000	20,690
Sales Tax Securitization Corp Series 2023C, 5% 1/1/2033	2,235,000	2,481,559
Sales Tax Securitization Corp Series 2023D, 5% 1/1/2035	1,255,000	1,381,928
Sales Tax Securitization Corp Series 2024 A, 5% 1/1/2037	9,830,000	10,925,390
Sales Tax Securitization Corp Series 2024A, 5% 1/1/2040	500,000	542,952
Sales Tax Securitization Corp Series 2024A, 5% 1/1/2041	500,000	540,450
		63,719,157
Transportation - 1.4%
Chicago IL Midway Arpt Rev Series A, 4% 1/1/2033 (e)	375,000	373,984
Chicago IL Midway Arpt Rev Series A, 5% 1/1/2028 (e)	100,000	100,929
Chicago IL Midway Arpt Rev Series B, 4% 1/1/2035	80,000	79,968
Chicago IL Midway Arpt Rev Series B, 5% 1/1/2036	100,000	100,860
Chicago IL Midway Arpt Rev Series B, 5% 1/1/2037	135,000	136,101
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2028 (e)	150,000	153,519
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2029 (e)	125,000	127,888
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2030	30,000	30,888
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2031	30,000	30,882
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2031	180,000	185,290
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2032	30,000	30,861
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2032 (e)	135,000	137,466
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2033	140,000	141,711
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2034 (e)	205,000	208,256
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2035	105,000	107,697
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2035 (e)	150,000	152,205
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2036 (e)	190,000	192,590
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037 (e)	100,000	101,275
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037	430,000	440,193
Chicago IL O'Hare Intl Arpt Rev 5% 1/1/2037 (e)	100,000	101,275
Chicago IL O'Hare Intl Arpt Rev 5.25% 1/1/2029 (e)	20,000	20,556
Chicago IL O'Hare Intl Arpt Rev 5.25% 1/1/2031 (e)	20,000	20,546
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2037 (e)	1,030,000	1,062,444
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2039 (e)	1,005,000	1,030,572
Chicago IL O'Hare Intl Arpt Rev Series 2018A, 5% 1/1/2053 (e)	285,000	287,934
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2028 (e)	690,000	715,832
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2029 (e)	500,000	523,989
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2030 (e)	810,000	855,227
Chicago IL O'Hare Intl Arpt Rev Series 2022 C, 5% 1/1/2031 (e)	600,000	640,135
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 4.5% 1/1/2048 (e)	4,700,000	4,682,802
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 5% 1/1/2030 (e)	225,000	237,563
Chicago IL O'Hare Intl Arpt Rev Series 2022A, 5% 1/1/2031 (e)	230,000	245,385
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5% 1/1/2036 (e)	760,000	813,960
Chicago IL O'Hare Intl Arpt Rev Series 2024 A, 5.25% 1/1/2040 (e)	1,695,000	1,832,476
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5% 1/1/2038 (e)	2,565,000	2,740,679
Chicago IL O'Hare Intl Arpt Rev Series 2024C, 5.25% 1/1/2042 (e)	1,870,000	2,019,500
Chicago IL O'Hare Intl Arpt Rev Series C, 5% 1/1/2046 (e)	120,000	120,000
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) 5% 7/1/2038 (e)	135,000	136,756
Chicago IL O'Hare Intl Arpt Rev Spl (TrIPs Obligated Group Proj.) 5% 7/1/2048 (e)	1,140,000	1,141,962
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5337, 5% 6/1/2025	15,000	15,097
Chicago IL Tran Auth Cap Grnt Rcpts Rev Series 5337, 5% 6/1/2026	10,000	10,234
Illinois St Toll Hwy Auth Hwy Rev 5% 12/1/2031	355,000	360,750
Illinois St Toll Hwy Auth Hwy Rev Series 2019 A, 5% 1/1/2044	140,000	146,856
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2040	335,000	358,568
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2041	880,000	940,456
Illinois St Toll Hwy Auth Hwy Rev Series 2020 A, 5% 1/1/2045	2,975,000	3,160,459
Illinois St Toll Hwy Auth Hwy Rev Series 2021 A, 5% 1/1/2043	4,670,000	5,002,250
		32,056,826
Water & Sewer - 0.0%
Illinois Fin Auth Rev (IL Wtr State Rev Fund Proj.) Series 2017, 5% 1/1/2029	170,000	176,341
TOTAL ILLINOIS		225,900,518
Indiana - 0.5%
Education - 0.1%
Indiana Fin Auth Edl Facs Rev (Depauw University Proj.) Series 2022A, 5% 7/1/2032	1,005,000	1,061,141
Purdue University Series DD, 5% 7/1/2034	60,000	63,340
Purdue University Series DD, 5% 7/1/2035	120,000	126,259
Purdue University Series DD, 5% 7/1/2036	130,000	136,624
Purdue University Series DD, 5% 7/1/2037	120,000	125,902
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2019, 5% 4/1/2043	495,000	507,813
St Joseph Cnty Ind Eco Dev Rev (St Mary's College Proj.) Series 2020, 4% 4/1/2037	245,000	241,512
		2,262,591
Electric Utilities - 0.0%
Indiana St Fin Auth Environmental Facs Rev (Indianapolis Pwr & Lt Co Proj.) 0.75% tender 12/1/2038 (b)	90,000	86,490
Indiana St Fin Auth Environmental Facs Rev (Indianapolis Pwr & Lt Co Proj.) 0.95% tender 12/1/2038 (b)(e)	140,000	134,877
		221,367
General Obligations - 0.1%
Indiana St Fin Auth Rev (Indiana St Proj.) 5.25% 2/1/2032	355,000	358,070
Westfield Washington Ind Multi (Westfield-Wash Ind Schs Proj.) Series 2024 A, 5.25% 7/15/2039 (Build America Mutual Assurance Co Insured)	1,985,000	2,230,253
		2,588,323
Health Care - 0.3%
Indiana Fin Auth Health Sys Rev (Franciscan Alliance Proj.) Series 2016 A, 4% 11/1/2051	3,100,000	2,880,432
Indiana Fin Auth Health Sys Rev (Indiana University Health Proj.) Series 2023B1, 5% tender 10/1/2062 (b)	2,010,000	2,124,488
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2026	65,000	66,739
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2027	30,000	30,896
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2029	75,000	76,958
Indiana St Fin Auth Rev (Community Foundation of Northwest Indiana Inc Proj.) 5% 9/1/2030	70,000	71,791
Indiana St Hsg & Cmnty Dev Auth Multifamily Hsg Rev (Glasswater Creek Whitestown Proj Proj.) Series 2020, 5.375% 10/1/2040 (g)	180,000	155,607
		5,406,911
Housing - 0.0%
Indiana St Hsg & Cmnty Dev Single Fam Hsg Rev (IN Sfm Revenue Bonds 6/1/2016 Proj.) 3% 7/1/2050	105,000	102,797
Special Tax - 0.0%
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis Marion Cnty Bldg Auth Proj.) Series 2019 A, 5% 2/1/2049	340,000	350,372
Transportation - 0.0%
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2032 (e)	50,000	49,883
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2033 (e)	50,000	50,007
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2034 (e)	65,000	64,791
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series 2016 A1, 4% 1/1/2035 (e)	140,000	139,148
Indianapolis Ind Loc Pub Impt Bd Bank (Indianapolis IN Arpt Auth Rev Proj.) Series A-1, 5% 1/1/2026 (e)	55,000	55,763
		359,592
Water & Sewer - 0.0%
Indiana Finance Authority Series 2021 2, 5% 10/1/2041	515,000	552,986
TOTAL INDIANA		11,844,939
Iowa - 0.3%
Education - 0.0%
Iowa Student Ln Liquidity Corp Series 2019 B, 5% 12/1/2029 (e)	310,000	323,502
Housing - 0.2%
Iowa Fin Auth Single Family Mtg Rev (IA Single Family Mortgage Proj.) Series 2023 A, 5.25% 7/1/2053	4,475,000	4,653,611
Tobacco Bonds - 0.1%
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021 B1 CLASS 2, 4% 6/1/2049	45,000	43,365
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2034	295,000	296,905
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2036	295,000	294,953
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 4% 6/1/2039	295,000	289,231
Tobacco Settlement Auth Iowa Tobacco Settlement Rev Series 2021A 2 CL 1, 5% 6/1/2032	265,000	284,253
		1,208,707
TOTAL IOWA		6,185,820
Kentucky - 2.4%
Education - 0.3%
Boyle Cnty KY Edl Facs Rev (Centre College Proj.) 5% 6/1/2039	6,010,000	6,348,356
Electric Utilities - 0.4%
Trimble Cnty KY Environmental Facs Rev (Kentucky Utilities Co Proj.) 4.7% tender 6/1/2054 (b)(e)	9,375,000	9,521,060
General Obligations - 1.1%
Kentucky Inc KY Pub Energy Auth Gas Supply Rev 5% tender 5/1/2055 (Goldman Sachs Group Inc/The Guaranteed) (b)	3,015,000	3,150,172
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2020 A, 4% tender 12/1/2050 (BP PLC Guaranteed) (b)	2,760,000	2,769,313
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024 A1, 5% 8/1/2029 (Morgan Stanley Guaranteed)	2,405,000	2,512,081
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024 A1, 5% 8/1/2030 (Morgan Stanley Guaranteed)	2,400,000	2,526,207
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024 A1, 5% 8/1/2031 (Morgan Stanley Guaranteed)	2,605,000	2,761,315
Kentucky Inc KY Pub Energy Auth Gas Supply Rev Series 2024 A1, 5.25% tender 4/1/2054 (Morgan Stanley Guaranteed) (b)	5,465,000	5,883,267
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2026	50,000	51,323
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2029	275,000	290,645
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2032	70,000	73,599
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2033	55,000	57,796
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2034	65,000	68,313
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2035	40,000	41,923
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) 5% 5/1/2036	30,000	31,414
Kentucky St Pty & Bldgs Commn (Kentucky St Proj.) Series SR A, 5% 10/1/2037	3,325,000	3,721,427
		23,938,795
Health Care - 0.6%
Ashland KY Med Ctr Rev (Royal Blue Health Proj.) Series 2019, 3% 2/1/2040 (Assured Guaranty Municipal Corp Insured)	655,000	569,981
Kentucky Econ Dev Fin Auth (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2049	930,000	947,403
Kentucky Econ Dev Fin Auth Hosp Sys Rev (Owensboro KY Hosp Rev Proj.) Series 2017 A, 5.25% 6/1/2041	1,750,000	1,773,670
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% 10/1/2037	360,000	375,971
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% tender 10/1/2047 (b)	130,000	133,386
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) 5% tender 10/1/2047 (b)	155,000	164,769
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2020A, 3% 10/1/2043	1,950,000	1,522,303
Louisville & Jefferson Cnty KY Metro Govt Health Sys Rev (Norton Healthcare Inc Proj.) Series 2023B, 5% tender 10/1/2047 (b)	8,260,000	8,788,042
		14,275,525
Transportation - 0.0%
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2028	80,000	81,316
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2031	75,000	76,075
Kenton KY Airport Delta (Cincinnati/Northern Kentucky International Airport Proj.) 5% 1/1/2032	75,000	76,049
		233,440
TOTAL KENTUCKY		54,317,176
Louisiana - 0.4%
Education - 0.0%
Louisiana Pub Facs Auth Rev (Tulane Univ, LA Proj.) Series 2016 A, 5% 12/15/2028	100,000	103,401
Louisiana Pub Facs Auth Rev (Tulane Univ, LA Proj.) Series 2016 A, 5% 12/15/2029	70,000	72,333
		175,734
Health Care - 0.3%
Louisiana Pub Facs Rev (Ochsner Clinic Foundation Proj.) Series 2020 A, 4% 5/15/2049	6,440,000	6,044,031
Housing - 0.0%
Louisiana Hsg Corp Single Family Mtg Rev (LA Home Ownership Proj.) 5.75% 12/1/2053	515,000	554,327
Industrial Development - 0.1%
St John Baptist Parish LA Rev (Marathon Oil Corp Proj.) 4.05% tender 6/1/2037 (b)	1,470,000	1,476,522
Transportation - 0.0%
New Orleans LA Aviation Board 5% 1/1/2027 (e)	20,000	20,498
New Orleans LA Aviation Board 5% 1/1/2027 (e)	25,000	25,622
New Orleans LA Aviation Board 5% 1/1/2028 (e)	10,000	10,225
New Orleans LA Aviation Board 5% 1/1/2028 (e)	35,000	35,787
New Orleans LA Aviation Board 5% 1/1/2031 (e)	30,000	30,649
New Orleans LA Aviation Board 5% 1/1/2032 (e)	20,000	20,419
New Orleans LA Aviation Board 5% 1/1/2033 (e)	35,000	35,706
New Orleans LA Aviation Board 5% 1/1/2033 (e)	50,000	51,008
New Orleans LA Aviation Board 5% 1/1/2034 (e)	10,000	10,188
New Orleans LA Aviation Board 5% 1/1/2034 (e)	60,000	61,126
New Orleans LA Aviation Board 5% 1/1/2035 (e)	20,000	20,359
New Orleans LA Aviation Board 5% 1/1/2036 (e)	45,000	45,760
New Orleans LA Aviation Board 5% 1/1/2037 (e)	80,000	81,280
New Orleans LA Aviation Board 5% 1/1/2037 (e)	295,000	299,720
New Orleans LA Aviation Board Series B, 5% 1/1/2029 (e)	265,000	265,000
New Orleans LA Aviation Board Series B, 5% 1/1/2031 (e)	125,000	125,000
		1,138,347
TOTAL LOUISIANA		9,388,961
Maine - 0.2%
Education - 0.0%
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2025	20,000	20,045
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2031	35,000	35,282
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2032	25,000	25,149
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 4% 7/1/2034	50,000	50,075
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2026	15,000	15,340
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2028	25,000	25,918
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2029	20,000	20,668
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2033	50,000	51,731
Maine Health & Higher Edl Facs Auth Rev (University of New England Proj.) Series 2017 B, 5% 7/1/2035	40,000	41,316
		285,524
General Obligations - 0.2%
Brunswick ME 2.25% 11/1/2035	380,000	311,049
Lewiston ME Gen. Oblig. 1.5% 2/15/2034	1,435,000	1,083,912
Lewiston ME Gen. Oblig. 1.75% 2/15/2040	1,270,000	824,265
South Portland ME Gen. Oblig. 2.5% 7/15/2032	1,355,000	1,214,086
		3,433,312
Health Care - 0.0%
Maine Health & Higher Edl Facs Auth Rev (Northern Light Health Proj.) Series 2016A, 4% 7/1/2041	120,000	104,013
Housing - 0.0%
Maine Hsg Auth Mtg (ME Mortgage Proj.) Series 2022E, 5% 11/15/2052	325,000	334,256
Transportation - 0.0%
Maine St Tpk Auth Tpk Rev 5% 7/1/2032	55,000	55,416
Maine St Tpk Auth Tpk Rev 5% 7/1/2038	35,000	35,161
		90,577
TOTAL MAINE		4,247,682
Maryland - 1.6%
Education - 0.2%
Maryland Health & Higher Educational Facilities Authority (MD Inst College of Art Proj.) Series 2024, 5.25% 6/1/2044	2,790,000	2,890,269
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 5% 6/1/2029	55,000	57,268
Maryland Health & Higher Educational Facilities Authority (Stevenson University Proj.) Series 2021 A, 5% 6/1/2033	130,000	135,729
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2027	130,000	132,680
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2028	140,000	142,808
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2029	145,000	147,892
Westminster MD Edl Facs Rev (Mcdaniel College Proj.) 5% 11/1/2030	155,000	157,923
		3,664,569
General Obligations - 0.5%
Anne Arundel Cnty MD Gen. Oblig. Series 2021, 3% 10/1/2037	1,710,000	1,537,049
Anne Arundel Cnty MD Gen. Oblig. Series 2021, 5% 4/1/2028	1,240,000	1,322,707
Maryland St Stad Auth Hagerstown Multi-Use Sports & Events Fac Lease Rev (State of Maryland Proj.) Series 2022 A, 5% 6/1/2047	1,935,000	2,051,158
Maryland St Stad Auth Hagerstown Multi-Use Sports & Events Fac Lease Rev (State of Maryland Proj.) Series 2022 A, 5% 6/1/2052	455,000	478,977
Prince Georges Cty MD Ctf Part (Prince Georges County MD Proj.) 5% 10/1/2027	720,000	758,909
Prince Georges Cty MD Ctf Part (Prince Georges County MD Proj.) 5% 10/1/2028	1,055,000	1,130,962
State of Maryland 4% 8/1/2028	2,500,000	2,592,826
State of Maryland Gen. Oblig. 4% 3/1/2029	1,260,000	1,311,923
		11,184,511
Health Care - 0.5%
Maryland Health & Higher Educational Facilities Authority (Frederick Memorial Hospital MD Proj.) Series 2023, 5% 7/1/2026	600,000	612,812
Maryland Health & Higher Educational Facilities Authority (Greater Baltimore Med Ctr, MD Proj.) Series 2021 A, 3% 7/1/2046	3,970,000	3,222,481
Maryland Health & Higher Educational Facilities Authority (Greater Baltimore Med Ctr, MD Proj.) Series 2021 A, 3% 7/1/2051	1,385,000	1,031,889
Maryland Health & Higher Educational Facilities Authority (Lifebridge Health Proj.) Series 2024, 5% 7/1/2049	1,000,000	1,062,817
Maryland Health & Higher Educational Facilities Authority (Lifebridge Health Proj.) Series 2024, 5.25% 7/1/2054	3,555,000	3,819,072
Maryland Health & Higher Educational Facilities Authority (Univ Of Maryland Med Sys, Md Proj.) Series 2020 B 1, 5% tender 7/1/2045 (b)	1,540,000	1,539,916
Maryland St Hlth & HI Ed Facs (Mercy Medical Center, MD Proj.) 4% 7/1/2042	85,000	77,086
		11,366,073
Housing - 0.1%
Maryland Community Development Administration (Residential Revenue Bonds Proj.) 3.5% 3/1/2050	895,000	886,144
Maryland Community Development Administration (Residential Revenue Bonds Proj.) Series 2019 B, 4% 9/1/2049	475,000	475,324
Maryland Community Development Administration (Residential Revenue Bonds Proj.) Series 2023E, 6.25% 3/1/2054	400,000	433,677
Montgomery County Housing Opportunities Commission (Montgomery Cnty MD Mhsg 1996 Proj.) Series 2021 C, 0.8% 7/1/2025	145,000	142,305
		1,937,450
Special Tax - 0.1%
Maryland St Stad Auth Rev (MD Stadium Auth Baltimore City Sch Proj.) Series 2018 A, 5% 5/1/2033	1,000,000	1,051,264
State of Maryland Built to Learn Revenue Series 2021, 4% 6/1/2046	260,000	252,744
		1,304,008
Transportation - 0.2%
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 4% 8/1/2051 (e)	530,000	488,561
Maryland St Dept Transn Spl Transn Proj Rev (Bwi Airport Proj.) 5% 8/1/2046 (e)	1,175,000	1,211,566
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2030	65,000	67,581
Maryland St Econ Dev Corp Econ (Ports America Chesapeake LLC Proj.) Series 2017A, 5% 6/1/2035	100,000	103,227
Maryland Trans Auth Psngr Fac Chrg Rev (Bwi Passenger Facilities Chrge Proj.) Series 2012B, 2.625% 6/1/2027 (e)	1,590,000	1,524,199
Maryland Trans Auth Psngr Fac Chrg Rev Series 2012B, 2.5% 6/1/2026 (e)	1,940,000	1,903,953
		5,299,087
Water & Sewer - 0.0%
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2020 A, 4% 7/1/2045	585,000	572,633
Baltimore MD Proj Rev (Baltimore Wtr Util Rev Proj.) Series 2020 A, 5% 7/1/2050	645,000	672,964
		1,245,597
TOTAL MARYLAND		36,001,295
Massachusetts - 4.3%
Education - 1.6%
Massachusetts Development Finance Agency (Boston College,Ma Proj.) Series 2021 V, 5% 7/1/2055	1,595,000	1,843,211
Massachusetts Development Finance Agency (Northeastern University Proj.) Series 2022, 5% 10/1/2038	2,500,000	2,767,496
Massachusetts Development Finance Agency (President and Fellows of Harvard College Proj.) Series 2020 A, 5% 10/15/2029	1,470,000	1,614,971
Massachusetts Development Finance Agency (Simmons College, MA Proj.) 4% 10/1/2050	930,000	716,244
Massachusetts Development Finance Agency (Simmons College, MA Proj.) 5% 10/1/2045	700,000	659,542
Massachusetts Development Finance Agency (Suffolk Univ, MA Proj.) 4% 7/1/2045	930,000	765,895
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue K Proj.) Series 2017 A, 5% 7/1/2025 (e)	1,140,000	1,149,313
Massachusetts Ed Ln Auth Ed Ln (Mefa Issue L Proj.) Series 2019 B, 5% 7/1/2027 (e)	200,000	205,518
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2029	50,000	51,411
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2030	75,000	77,128
Massachusetts St Dev Fin Agy Rev (Berklee College of Music Inc Proj.) 5% 10/1/2031	80,000	82,200
Massachusetts St Dev Fin Agy Rev (Emmanuel College Proj.) Series 2016A, 5% 10/1/2043	320,000	318,881
Massachusetts St Dev Fin Agy Rev (Lesley College Proj.) 5% 7/1/2039	85,000	85,515
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2027	50,000	50,780
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2028	55,000	55,832
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2029	55,000	55,789
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2031	60,000	60,759
Massachusetts St Dev Fin Agy Rev (Wentworth Inst of Tech, MA Proj.) Series 2017, 5% 10/1/2032	65,000	65,736
Massachusetts St Dev Fin Agy Rv (President and Fellows of Harvard College Proj.) Series 2024 B, 5% 2/15/2034	20,000,000	23,233,436
		33,859,657
General Obligations - 1.0%
Massachusetts St Gen. Oblig. 5% 1/1/2049	295,000	305,319
Massachusetts St Gen. Oblig. Series 2019 C, 5% 5/1/2049	460,000	477,294
Massachusetts St Gen. Oblig. Series 2020 D, 5% 7/1/2045	4,525,000	4,781,941
Massachusetts St Gen. Oblig. Series 2020 E, 5% 11/1/2045	13,710,000	14,529,946
Massachusetts St Gen. Oblig. Series 2024 H, 5% 12/1/2036	2,200,000	2,533,478
		22,627,978
Health Care - 0.1%
Massachusetts Development Finance Agency (Tufts Medicine Proj.) Series 2019 A, 5% 7/1/2026	795,000	800,198
Massachusetts Development Finance Agency (University of Mass Hlth Cr Inc Proj.) 4% 7/1/2044	50,000	44,853
Massachusetts St Dev Fin Agy Rev (Mass General Brigham Inc Proj.) 4% 7/1/2041	250,000	248,511
Massachusetts St Dev Fin Agy Rev (Mass General Brigham Inc Proj.) 5% 7/1/2034	215,000	224,974
Massachusetts St Dev Fin Agy Rev (University of Mass Hlth Cr Inc Proj.) 5% 7/1/2031	85,000	86,418
		1,404,954
Housing - 0.0%
Massachusetts Housing Finance Agency (Single Family Housing Revenue Proj.) 3% 6/1/2047	710,000	693,920
Special Tax - 1.1%
Mass Bay Tran Auth Sls Tax Series 2016, 0% 7/1/2032 (h)	2,230,000	1,704,174
Mass Bay Tran Auth Sls Tax Series 2021 A 1, 5% 7/1/2034	1,100,000	1,213,629
Massachusetts St Transn Fd Rev Series 2021 B, 5% 6/1/2037	1,500,000	1,580,037
Massachusetts St Transn Fd Rev Series 2022B, 5% 6/1/2052	20,000,000	21,145,445
		25,643,285
Transportation - 0.3%
Massachusetts Port Auth Spl Fac Rev (Bosfuel Corporation Proj.) Series 2019 A, 5% 7/1/2049 (e)	435,000	441,934
Massachusetts St Port Auth Rev 5% 7/1/2041 (e)	2,040,000	2,127,384
Massachusetts St Port Auth Rev 5% 7/1/2046 (e)	390,000	402,906
Massachusetts St Port Auth Rev 5% 7/1/2051 (e)	2,645,000	2,719,168
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2033	105,000	107,374
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2034	55,000	56,197
Massachusetts St Port Auth Rev Series 2016A, 5% 7/1/2038	80,000	81,487
Massachusetts St Port Auth Rev Series 2019 A, 5% 7/1/2040 (e)	145,000	149,826
Massachusetts St Port Auth Rev Series 2021 E, 5% 7/1/2037 (e)	1,205,000	1,274,233
		7,360,509
Water & Sewer - 0.2%
Massachusetts Clean Water Trust/The Series 25B, 5% 2/1/2038	1,200,000	1,349,875
Massachusetts Clean Water Trust/The Series 25B, 5% 2/1/2039	1,210,000	1,351,978
Massachusetts Clean Water Trust/The Series 25B, 5% 2/1/2041	1,000,000	1,108,555
Massachusetts Clean Water Trust/The Series 25B, 5% 2/1/2043	1,000,000	1,100,788
		4,911,196
TOTAL MASSACHUSETTS		96,501,499
Michigan - 1.2%
Education - 0.1%
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2039	175,000	166,622
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2040	175,000	165,388
Michigan Finance Authority (Calvin University Proj.) 4% 9/1/2041	145,000	135,942
Oakland Univ Mich Rev Series 2019, 5% 3/1/2040	300,000	314,192
Oakland Univ Mich Rev Series 2019, 5% 3/1/2041	315,000	328,898
Oakland Univ Mich Rev Series 2019, 5% 3/1/2044	615,000	635,430
Oakland Univ Mich Rev Series 2019, 5% 3/1/2050	1,000,000	1,025,488
University MI Univ Revs Series 2020 A, 4% 4/1/2045	440,000	433,633
		3,205,593
Electric Utilities - 0.2%
Lansing Mich Brd Wtr & Lt Util Sys Rev 2% tender 7/1/2051 (b)	3,560,000	3,447,151
Escrowed/Pre-Refunded - 0.0%
Michigan St Bldg Auth Rev Series 2015 I, 5% 4/15/2030 (Pre-refunded to 10/15/2025 at 100)	10,000	10,142
Michigan St Hosp Fin Auth Rev Series 2008C, 5% 12/1/2032 (Pre-refunded to 12/1/2027 at 100)	5,000	5,280
		15,422
General Obligations - 0.0%
Detroit MI Gen. Oblig. Series 2021A, 5% 4/1/2046	160,000	163,913
Portage MI Pub Schs 5% 11/1/2030	145,000	148,294
Portage MI Pub Schs 5% 11/1/2031	130,000	132,800
Portage MI Pub Schs 5% 11/1/2036	15,000	15,286
		460,293
Health Care - 0.1%
Grand Traverse Cnty MI Hosp (Munson Healthcare Proj.) 3% 7/1/2051	605,000	466,850
Kalamazoo MI Hosp Fin Auth Hosp Fac Rev (Bronson Methodist Hsp, MI Proj.) Series 2016, 5% 5/15/2028	120,000	122,432
Michigan Fin Auth Rev (Trinity Health Proj.) Series MI 2019 A, 3% 12/1/2049	815,000	650,617
Michigan St Hosp Fin Auth Rev (Trinity Health Proj.) Series 2008C, 5% 12/1/2032	70,000	72,867
		1,312,766
Housing - 0.2%
Michigan Hsg Dev Auth Rent Hsg Rev (MI Single Family Mortgage Proj.) 3.5% 12/1/2050	1,055,000	1,045,280
Michigan Hsg Dev Auth Rent Hsg Rev (Rental Hsg Rev Bonds 11/15/1990 Proj.) Series 2021 A, 2.45% 10/1/2046	1,280,000	877,132
Michigan Hsg Dev Rental Hsg Series 2019 A 1, 3.6% 10/1/2060	4,335,000	3,528,299
		5,450,711
Special Tax - 0.0%
Michigan Fin Auth Rev (Wayne Cnty MI Proj.) Series 2018, 5% 11/1/2043	155,000	159,765
Tobacco Bonds - 0.1%
Michigan Fin Auth Rev (Michigan Tobacco Settlement Fin Auth Tobacco Settlement Asset Backed Rev Proj.) 4% 6/1/2049	1,725,000	1,532,113
Transportation - 0.1%
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2034 (Assured Guaranty Municipal Corp Insured)	60,000	60,327
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2035 (Assured Guaranty Municipal Corp Insured)	60,000	60,235
Wayne Cnty Mich Arpt Auth Rev 4% 12/1/2036 (Assured Guaranty Municipal Corp Insured)	65,000	65,206
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2029 (e)	30,000	30,939
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2030 (e)	35,000	36,085
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2031 (e)	40,000	41,204
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2032 (e)	30,000	30,869
Wayne Cnty Mich Arpt Auth Rev 5% 12/1/2037	20,000	20,610
Wayne Cnty Mich Arpt Auth Rev Series 2018 B, 5% 12/1/2048 (e)	295,000	298,373
Wayne Cnty Mich Arpt Auth Rev Series 2018D, 5% 12/1/2029 (e)	235,000	245,137
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2034	35,000	36,304
Wayne Cnty Mich Arpt Auth Rev Series A, 5% 12/1/2035	30,000	31,070
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2032 (e)	25,000	25,724
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2034 (e)	30,000	30,759
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2035 (e)	30,000	30,729
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2037 (e)	45,000	45,963
Wayne Cnty Mich Arpt Auth Rev Series B, 5% 12/1/2042 (e)	50,000	50,620
Wayne Cnty Mich Arpt Auth Rev Series JRA, 4% 12/1/2033 (Assured Guaranty Municipal Corp Insured)	75,000	75,535
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2031	20,000	20,826
Wayne Cnty Mich Arpt Auth Rev Series JRA, 5% 12/1/2032	20,000	20,803
		1,257,318
Water & Sewer - 0.4%
Great Lakes Sewer Auth Mich Series 2018 A, 5% 7/1/2048	535,000	551,582
Great Lakes Wtr Auth Mich Wtr Supply Sys Rev Series 2023B, 5.25% 7/1/2053	2,750,000	2,971,952
Michigan Fin Auth Rev (MI St Clean Wtr Revolving Fnd Proj.) Series 2024A, 5% 10/1/2036	3,940,000	4,491,605
Michigan Fin Auth Rev (MI St Clean Wtr Revolving Fnd Proj.) Series 2024A, 5% 10/1/2038	1,850,000	2,094,458
		10,109,597
TOTAL MICHIGAN		26,950,729
Minnesota - 1.1%
Education - 0.2%
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2030	40,000	41,112
Minnesota Higher Ed Facs Auth Rev (St Catherine University Proj.) Series 2018A, 5% 10/1/2045	85,000	83,289
Minnesota St Office of Higher Ed Rev Series 2023, 5% 11/1/2027 (e)	1,125,000	1,158,889
Minnesota St Office of Higher Ed Rev Series 2023, 5% 11/1/2028 (e)	1,400,000	1,455,438
Minnesota St Office of Higher Ed Rev Series 2023, 5% 11/1/2029 (e)	2,000,000	2,089,424
Moorhead MN Edl Facs Rev (Concordia College/MN Proj.) Series 2016, 5% 12/1/2025	15,000	15,000
		4,843,152
General Obligations - 0.1%
Sauk Rapids Minn Isd No 47 Series 2020A, 2.5% 2/1/2037 (Minnesota St Guaranteed)	2,785,000	2,275,031
Sauk Rapids Minn Isd No 47 Series 2020A, 2.5% 2/1/2038 (Minnesota St Guaranteed)	1,000,000	807,933
		3,082,964
Health Care - 0.5%
Maple Grove MN Health Care Sys Rev Series 2017, 5% 5/1/2025 (North Memorial Med Center, MN Guaranteed)	40,000	40,107
Minnesota Agric & Ec Dev Brd (Healthpartners Oblig Group Pj Proj.) Series 2024, 5.25% 1/1/2054	7,700,000	8,267,118
		8,307,225
Housing - 0.3%
Minneapolis MN Multifamily Rev Series 2019, 2.46% 1/1/2038 (Fannie Mae Guaranteed)	1,076,293	838,697
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) 6% 1/1/2053	6,520,000	6,887,046
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) Series 2023 F, 5.75% 7/1/2053	305,000	323,580
Minnesota Housing Finance Agency (MN Residential Hsg 1995 Proj.) Series 2023 R, 6.25% 7/1/2054	360,000	389,204
		8,438,527
TOTAL MINNESOTA		24,671,868
Mississippi - 0.0%
Housing - 0.0%
Mississippi Home Corp Single Family Mtg Rev (Sf Mortgage 7/15/2009 Proj.) Series 2021 B, 3% 6/1/2051	305,000	297,607
Mississippi Home Corp Single Family Mtg Rev (Sf Mortgage 7/15/2009 Proj.) Series 2021 B, 5% 6/1/2027	210,000	218,158
		515,765
TOTAL MISSISSIPPI		515,765
Missouri - 0.2%
Health Care - 0.1%
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series 2021, 4% 3/1/2046	650,000	609,426
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2030	35,000	36,113
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2031	80,000	82,521
Cape Girardeau Cnty MO Indl Dev Auth Health Care Facs Rev (Mercy Health Proj.) Series A, 5% 3/1/2036	155,000	158,752
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 3.125% 2/1/2027	50,000	49,819
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 3.25% 2/1/2028	50,000	49,901
Missouri Hlth & Edl Facs Rev (Mercy Health Proj.) 5% 2/1/2029	65,000	65,495
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev (Friendship Village of West County Proj.) Series 2018A, 5.125% 9/1/2048	75,000	73,355
St Louis Cnty MO Indl Dev Auth Sr Living Facs Rev (Friendship Village of West County Proj.) Series 2018A, 5.25% 9/1/2053	1,335,000	1,308,153
		2,433,535
Housing - 0.1%
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2019B, 4% 5/1/2050	30,000	30,053
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2021 A, 3% 5/1/2052	575,000	561,051
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2021C, 3.25% 11/1/2052	350,000	343,455
Missouri St Hsg Dev Com Sf Mtg (MO Hsg First Place Loan Prog 5/1/15 Proj.) Series 2023 E, 6.5% 5/1/2054	915,000	1,017,705
		1,952,264
Transportation - 0.0%
Kansas City MO Indl Dev Auth Arpt Spl Oblig (Kansas City MO Arpt Rev Proj.) Series 2019 B, 5% 3/1/2038 (e)	145,000	149,246
TOTAL MISSOURI		4,535,045
Montana - 0.2%
Health Care - 0.1%
Montana Fac Fin Auth Health Facs Rev (Bozeman Health Proj.) Series 2021 A, 3% 6/1/2050	2,510,000	1,959,891
Housing - 0.1%
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) 6% 6/1/2053	2,125,000	2,258,607
Montana St Brd Hsg Single Family Mtg (MT Single Family Proj.) Series 2019B, 4% 6/1/2050	20,000	20,056
		2,278,663
TOTAL MONTANA		4,238,554
Nebraska - 0.6%
Education - 0.0%
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2017, 4% 7/1/2034	50,000	50,573
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2017, 5% 7/1/2036	35,000	36,164
Douglas Cnty Neb Edl Facs Rev (Creighton University Proj.) Series 2021 A, 3% 7/1/2051	440,000	322,127
		408,864
Electric Utilities - 0.0%
Nebraska Pub Pwr Dist Rev Series B, 5% 1/1/2037	125,000	126,583
Escrowed/Pre-Refunded - 0.0%
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2025 (Escrowed to Maturity) (e)	5,000	5,068
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2026 (Escrowed to Maturity) (e)	35,000	36,016
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2027 (Pre-refunded to 12/15/2026 at 100) (e)	20,000	20,580
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2030 (Pre-refunded to 12/15/2026 at 100) (e)	35,000	36,016
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2031 (Pre-refunded to 12/15/2026 at 100) (e)	20,000	20,580
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2033 (Pre-refunded to 12/15/2026 at 100) (e)	20,000	20,580
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2035 (Pre-refunded to 12/15/2026 at 100) (e)	45,000	46,307
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2036 (Pre-refunded to 12/15/2026 at 100) (e)	10,000	10,290
		195,437
General Obligations - 0.5%
Central Plains Energy Proj NE Gas Proj Rev 4% tender 12/1/2049 (Royal Bank of Canada Guaranteed) (b)	6,790,000	6,797,418
Central Plains Energy Proj NE Gas Proj Rev Series 2023 A 1, 5% tender 5/1/2054 (Bank of Montreal Guaranteed) (b)	5,025,000	5,283,442
		12,080,860
Housing - 0.1%
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2019 B, 4% 9/1/2049 (e)	65,000	64,717
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2019 E, 3.75% 9/1/2049 (e)	65,000	64,593
Nebraska Invt Fin Auth Sfh Rev (NE Single Family Hsg Proj.) Series 2020 A, 3.5% 9/1/2050	1,165,000	1,154,044
		1,283,354
Transportation - 0.0%
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2025 (e)	15,000	15,191
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2026 (e)	40,000	41,085
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2027 (e)	30,000	30,767
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2030 (e)	40,000	40,922
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2031 (e)	20,000	20,433
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2033 (e)	20,000	20,383
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2035 (e)	55,000	55,911
Omaha NE Arpt Auth Arpt Rev Series A, 5% 12/15/2036 (e)	15,000	15,235
		239,927
TOTAL NEBRASKA		14,335,025
Nevada - 0.6%
General Obligations - 0.5%
Clark Cnty NV School Dist Series 2024 B, 3% 6/15/2041	4,790,000	4,142,250
Clark Cnty NV School Dist Series 2024 B, 3% 6/15/2043	4,280,000	3,608,515
Nevada St Gen. Oblig. Series 2024A, 3% 5/1/2043	2,850,000	2,427,237
		10,178,002
Housing - 0.1%
Nevada Hsg Div Single Family Mtg Rev (NV Single Fam Mort Rev 9/1/2008 Proj.) 3% 10/1/2051	2,015,000	1,955,204
Nevada Hsg Div Single Family Mtg Rev (NV Single Fam Mort Rev 9/1/2008 Proj.) Series 2019B, 4% 10/1/2049	40,000	40,056
		1,995,260
Transportation - 0.0%
Clark Cnty NV Arpt Rev Series 2019 A, 5% 7/1/2026	570,000	586,372
TOTAL NEVADA		12,759,634
New Hampshire - 0.6%
Education - 0.1%
New Hampshire Health and Education Facilities Authority Act (New Hampshire Higher Ed Ln Proj.) Series 2023 B, 5% 11/1/2043 (e)	1,205,000	1,233,686
Health Care - 0.2%
National Fin Auth NH Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2021 B, 3% 8/15/2051 (Assured Guaranty Municipal Corp Insured)	780,000	612,773
National Fin Auth NH Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2021 B, 5% 8/15/2026	190,000	194,672
National Fin Auth NH Rev (Presbyterian Homes, PA Proj.) Series 2023 A, 5.25% 7/1/2048	520,000	544,315
New Hampshire Health and Education Facilities Authority Act (Catholic Medical Center, NH Proj.) Series 2017, 5% 7/1/2044	665,000	657,633
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2028	60,000	62,971
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2029	55,000	57,370
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A 1, 5% 8/1/2030	50,000	52,066
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2033	175,000	182,902
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2034	270,000	281,742
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2035	285,000	296,826
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2036	300,000	311,963
New Hampshire Health and Education Facilities Authority Act (Mass General Brigham Inc Proj.) 5% 7/1/2037	260,000	269,899
NH Health & Ed Facs Auth Rev (Catholic Medical Center, NH Proj.) 4% 7/1/2032	140,000	136,147
NH Health & Ed Facs Auth Rev (Catholic Medical Center, NH Proj.) 5% 7/1/2025	60,000	60,010
NH Health & Ed Facs Auth Rev (Catholic Medical Center, NH Proj.) 5% 7/1/2027	25,000	25,004
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 4% 10/1/2038	120,000	112,669
NH Health & Ed Facs Auth Rev (Elliot Health System Proj.) Series 2016, 5% 10/1/2025	105,000	106,103
		3,965,065
Housing - 0.3%
National Fin Auth NH Hosp Rev (Lihtc 2020-1 Us Proj.) Series 1 Class A, 4.125% 1/20/2034	409,355	406,354
National Fin Auth NH Hosp Rev (Lihtc 2023-2 Us Proj.) Series 2 Class A, 3.875% 1/20/2038	3,528,051	3,338,589
New Hampshire Business Finance Authority (Lihtc 2022-2 Us Proj.) Series 2 Class A, 4% 10/20/2036	2,358,262	2,273,350
New Hampshire St Hsg Fin Auth Multi-Family Hsg (NH Mhsg Rev 2017 Proj.) Series 2023 4, 3.625% 4/1/2026	415,000	416,623
New Hampshire St Hsg Fin Auth Multi-Family Hsg (NH Mhsg Rev 2017 Proj.) Series 2023 4, 3.7% 1/1/2027	1,335,000	1,340,785
		7,775,701
TOTAL NEW HAMPSHIRE		12,974,452
New Jersey - 7.1%
Education - 1.0%
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2028 (Assured Guaranty Municipal Corp Insured)	55,000	56,337
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2030 (Assured Guaranty Municipal Corp Insured)	130,000	132,931
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2032 (Assured Guaranty Municipal Corp Insured)	65,000	66,389
Atlantic Cnty NJ Impt Auth Lse (Stockton University Proj.) Series 2016 A, 5% 7/1/2033 (Assured Guaranty Municipal Corp Insured)	65,000	66,320
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2010-1 Proj.) 5% 12/1/2025 (e)	2,500,000	2,528,246
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2010-1 Proj.) 5% 12/1/2026 (e)	1,970,000	2,016,585
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2012 Proj.) Series 1A, 5% 12/1/2025 (e)	1,000,000	1,011,298
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2025 (e)	215,000	217,429
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2026 (e)	305,000	312,212
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2027 (e)	750,000	775,153
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2018 Proj.) Series 2018 B, 5% 12/1/2028 (e)	1,000,000	1,041,676
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) 5% 12/1/2026 (e)	2,100,000	2,149,659
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2019A, 5% 12/1/2025	95,000	96,381
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2020 A, 5% 12/1/2027 (e)	165,000	170,534
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2020B, 5% 12/1/2028 (e)	295,000	307,996
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2022A, 5% 12/1/2025 (e)	550,000	556,214
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2019 Proj.) Series 2022A, 5% 12/1/2026 (e)	205,000	209,848
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023A, 5% 12/1/2031 (e)	2,375,000	2,516,177
Higher Ed Student Assistance Auth NJ Student Ln Rev (NJ Stud Loan 2021 Proj.) Series 2023B, 5% 12/1/2031 (e)	7,590,000	8,041,172
New Jersey Educational Facilities Authority (Stockton University Proj.) Series 2016A, 5% 7/1/2031	105,000	107,101
New Jersey Educational Facilities Authority (Stockton University Proj.) Series 2016A, 5% 7/1/2032	120,000	122,301
		22,501,959
Electric Utilities - 0.3%
New Jersey Eda Wtr Facs Rev (New Jersey American Wtr Co Inc Proj.) 3.75% tender 11/1/2034 (b)(e)	6,160,000	6,140,773
Escrowed/Pre-Refunded - 0.1%
New Jersey Health Care Series 2016 A, 5% 7/1/2029 (Pre-refunded to 7/1/2026 at 100)	35,000	35,898
New Jersey Health Care Series 2017 A, 5% 7/1/2028 (Pre-refunded to 7/1/2026 at 100)	2,730,000	2,800,031
		2,835,929
General Obligations - 3.9%
New Jersey Econom Dev Auth Rev (New Jersey St Proj.) Series 2019 LLL, 5% 6/15/2044	335,000	347,231
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 11/1/2044	1,015,000	995,069
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2046	850,000	829,789
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 4% 6/15/2050	4,215,000	4,038,829
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2031	665,000	715,580
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5% 11/1/2036	745,000	789,840
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) 5.25% 6/15/2027	400,000	402,922
New Jersey Economic Dev Auth Rev (New Jersey St Proj.) Series 2023 RRR, 5% 3/1/2025	3,750,000	3,760,132
New Jersey St Gen. Oblig. 2% 6/1/2036	525,000	408,941
New Jersey St Gen. Oblig. 5% 6/1/2026	4,305,000	4,422,702
New Jersey St Gen. Oblig. 5% 6/1/2029	325,000	351,754
New Jersey Trans Trust Fund Auth 0% 12/15/2027 (h)	690,000	625,521
New Jersey Trans Trust Fund Auth 0% 12/15/2030 (Financial Guaranty Ins CO Insured) (h)	2,420,000	1,962,212
New Jersey Trans Trust Fund Auth 0% 12/15/2033 (Assured Guaranty Municipal Corp Insured) (h)	1,650,000	1,192,455
New Jersey Trans Trust Fund Auth 0% 12/15/2036 (h)	5,000,000	3,127,270
New Jersey Trans Trust Fund Auth 0% 12/15/2036 (Ambac Assurance Corp Insured) (h)	3,000,000	1,876,362
New Jersey Trans Trust Fund Auth 4% 6/15/2034	170,000	173,769
New Jersey Trans Trust Fund Auth 4% 6/15/2036	280,000	282,481
New Jersey Trans Trust Fund Auth 4% 6/15/2045	2,510,000	2,423,379
New Jersey Trans Trust Fund Auth 4% 6/15/2050	3,210,000	3,051,904
New Jersey Trans Trust Fund Auth 5% 6/15/2032	360,000	395,345
New Jersey Trans Trust Fund Auth 5% 6/15/2033	1,280,000	1,405,963
New Jersey Trans Trust Fund Auth 5% 6/15/2038	315,000	336,886
New Jersey Trans Trust Fund Auth 5% 6/15/2042	5,500,000	6,018,926
New Jersey Trans Trust Fund Auth 5% 6/15/2045	1,670,000	1,806,800
New Jersey Trans Trust Fund Auth 5.25% 6/15/2050	3,365,000	3,652,558
New Jersey Trans Trust Fund Auth 5.25% 6/15/2050	25,000,000	26,901,303
New Jersey Trans Trust Fund Auth 5.25% 6/15/2055	7,095,000	7,659,102
New Jersey Trans Trust Fund Auth Series 2018 A, 5% 12/15/2034	115,000	121,000
New Jersey Trans Trust Fund Auth Series 2019 BB, 5% 6/15/2033	1,265,000	1,337,603
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2040	220,000	216,999
New Jersey Trans Trust Fund Auth Series 2022 A, 4% 6/15/2041	945,000	928,383
New Jersey Trans Trust Fund Auth Series 2022 BB, 4% 6/15/2046	1,750,000	1,686,724
New Jersey Trans Trust Fund Auth Series 2022 BB, 4% 6/15/2050	1,205,000	1,145,652
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2029	295,000	317,560
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2030	1,625,000	1,772,040
New Jersey Trans Trust Fund Auth Series 2022AA, 5% 6/15/2033	380,000	422,518
		87,903,504
Health Care - 0.1%
New Jersey Econom Dev Auth Rev (Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% (g)	100,000	78,815
New Jersey Economic Dev Auth Rev (White Horse HMT Urban Renewal LLC Proj.) 5% (c)(g)	100,000	65,771
New Jersey Health Care (Atlanticare Regional Med Ctr Proj.) 3% 7/1/2039	590,000	531,664
New Jersey Health Care (St Joseph Hosp & Med Ctr, NJ Proj.) Series 2016, 4% 7/1/2048	1,610,000	1,433,831
New Jersey Health Care (St Joseph Hosp & Med Ctr, NJ Proj.) Series 2016, 5% 7/1/2041	125,000	125,788
New Jersey Health Care (Univ of Penn Health Systems Proj.) 5% 7/1/2028	20,000	20,554
New Jersey Health Care (Univ of Penn Health Systems Proj.) 5% 7/1/2030	50,000	51,327
New Jersey Health Care (Univ of Penn Health Systems Proj.) Series 2016A, 5% 7/1/2027	40,000	41,135
		2,348,885
Housing - 0.3%
NJ Hsg & Mtg Fin Agy Multi Fam Rev (NJ Multifamily Rev Bonds 12/16/04 Proj.) Series 2023 C, 5% 11/1/2027 (e)	1,795,000	1,846,159
NJ Hsg & Mtg Fin Agy Multi Fam Rev (NJ Multifamily Rev Bonds 12/16/04 Proj.) Series 2023 C, 5% 5/1/2026 (e)	1,675,000	1,705,311
NJ Hsg & Mtg Fin Agy Multi Fam Rev (NJ Multifamily Rev Bonds 12/16/04 Proj.) Series 2023 C, 5% 5/1/2027 (e)	1,765,000	1,809,183
NJ Hsg & Mtg Fin Agy Multi Fam Rev (NJ Multifamily Rev Bonds 12/16/04 Proj.) Series 2023 C, 5% 5/1/2028 (e)	1,835,000	1,890,033
		7,250,686
Tobacco Bonds - 0.4%
Tobacco Settlement Fin Corp NJ Series 2018 A, 5.25% 6/1/2046	3,225,000	3,305,238
Tobacco Settlement Fin Corp NJ Series 2018B, 5% 6/1/2046	5,765,000	5,757,228
		9,062,466
Transportation - 1.0%
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2016 A 1, 5% 6/15/2027	135,000	138,033
New Jersey Trans Trust Fund Auth (New Jersey St Grant Anticipati Proj.) Series 2016 A 1, 5% 6/15/2029	115,000	117,362
New Jersey Turnpike Authority 5% 1/1/2028	245,000	247,537
New Jersey Turnpike Authority 5% 1/1/2030	2,380,000	2,602,342
New Jersey Turnpike Authority 5% 1/1/2046	7,000,000	7,597,584
New Jersey Turnpike Authority Series 2015 E, 5% 1/1/2034	235,000	235,000
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2042	1,915,000	2,111,812
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2043	2,015,000	2,218,259
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2044	2,685,000	2,953,109
New Jersey Turnpike Authority Series 2024 C, 5% 1/1/2045	2,395,000	2,626,782
South Jersey Trans Auth NJ Trans Sys Rev Series 2022 A, 5% 11/1/2039	750,000	803,063
		21,650,883
TOTAL NEW JERSEY		159,695,085
New Jersey,New York - 0.6%
Transportation - 0.6%
Port Auth NY & NJ 5% 1/15/2047 (e)	10,480,000	10,985,552
Port Auth NY & NJ Series 227, 2% 10/1/2034 (e)	2,390,000	1,822,070
		12,807,622
TOTAL NEW JERSEY,NEW YORK		12,807,622
New Mexico - 0.5%
Education - 0.1%
New Mexico Edl Assistnce Fndtn Series 2021 1A, 5% 9/1/2026 (e)	945,000	964,818
New Mexico Edl Assistnce Fndtn Series 2021 1A, 5% 9/1/2027 (e)	445,000	458,755
New Mexico Edl Assistnce Fndtn Series 2021 1A, 5% 9/1/2029 (e)	175,000	183,130
		1,606,703
Health Care - 0.0%
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2034	20,000	20,550
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2039	15,000	15,218
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2044	15,000	15,012
Santa Fe New Mexico Retirement Fac Rev (El Castillo Retirement Res Proj.) Series 2019A, 5% 5/15/2049	30,000	29,142
		79,922
Housing - 0.4%
New Mexico Mtg Fin Auth (NM Sf Mortgage 2005 Proj.) Series 2023 D, 6.5% 9/1/2054	7,325,000	8,042,389
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2019 D, 3.75% 1/1/2050	65,000	64,803
New Mexico Mtg Fin Auth (NM SF Mortgage Proj.) Series 2023 C, 5.75% 3/1/2054	1,030,000	1,100,562
		9,207,754
TOTAL NEW MEXICO		10,894,379
New York - 8.3%
Education - 0.4%
New York St Dorm Auth Revs Non St Supportd Debt (Fordham University Proj.) Series 2017, 4% 7/1/2033	65,000	65,811
New York St Dorm Auth Revs Non St Supportd Debt (Fordham University Proj.) Series 2017, 4% 7/1/2034	65,000	65,760
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 4% 7/1/2036	445,000	451,587
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 4% 7/1/2038	140,000	141,333
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 4% 7/1/2040	235,000	236,129
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2034	295,000	325,720
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2035	295,000	323,744
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2037	485,000	529,939
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2039	145,000	157,496
New York St Dorm Auth Revs Non St Supported Debt (Teachers College, Columbia Uni Versity Proj.) 5% 7/1/2041	260,000	280,771
New York St Dorm Auth Revs Non St Supported Debt (Wagner College, NY Proj.) 5% 7/1/2057	3,730,000	3,451,397
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2037	120,000	124,770
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2042	340,000	346,732
New York St Dorm Auth Revs Non St Supported Debt (Yeshiva University Proj.) 5% 7/15/2050	880,000	884,635
Onondaga NY Civic Dev Corp (Le Moyne College Proj.) Series 2018, 5% 1/1/2043	50,000	50,347
Schenectady County Capital Resource Corp (Union College, NY Proj.) 5% 1/1/2040	785,000	803,551
		8,239,722
Electric Utilities - 0.0%
Long Island Pwr Auth NY Elec 1.5% tender 9/1/2051 (b)	630,000	607,487
General Obligations - 0.3%
City of New York NY Gen. Oblig. 5% 8/1/2025	2,000,000	2,021,846
City of New York NY Gen. Oblig. 5% 8/1/2025	3,000,000	3,032,769
City of New York NY Gen. Oblig. 5% tender 6/1/2044 (i)	500,000	503,019
City of New York NY Gen. Oblig. Series A, 5% 8/1/2026	295,000	304,131
City of New York NY Gen. Oblig. Series E, 5% 8/1/2028	220,000	226,031
New York NY City Edl Constr Fd (City of New York NY Proj.) Series 2021 B, 5% 4/1/2046	760,000	801,795
New York NY City Transitional Fin Auth Bldg Aid Rev (New York St Proj.) Series 2015 S 2, 5% 7/15/2035	90,000	90,747
		6,980,338
Health Care - 0.0%
New York St Dorm Auth Revs Non St Supportd Debt (Garnet Hlth Med Ctr Proj.) 5% 12/1/2025 (g)	100,000	100,056
Suffolk Cnty NY Economic Dev Corp Rev (St Johnland Assisted Living Proj.) Series 2021, 4.625% 11/1/2031 (g)	100,000	93,756
Suffolk Cnty NY Economic Dev Corp Rev (St Johnland Assisted Living Proj.) Series 2021, 5.375% 11/1/2054 (g)	260,000	219,027
		412,839
Housing - 1.0%
New York St Hsg Fin Agy (Affordable Housing Revenue Bonds 8/22/2007 Proj.) 0.75% 5/1/2025	145,000	143,098
New York St Hsg Fin Agy 1% tender 11/1/2061 (b)	135,000	127,596
New York St Hsg Fin Agy 1.1% tender 11/1/2061 (b)	1,310,000	1,224,588
New York St Hsg Fin Agy Series 2023 C2, 3.8% tender 11/1/2062 (b)	6,565,000	6,579,410
New York St Hsg Fin Agy Series 2023 E 2, 3.8% tender 11/1/2063 (b)	1,335,000	1,336,640
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 0.6% tender 5/1/2061 (b)	490,000	481,706
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 0.7% tender 11/1/2060 (b)	220,000	216,440
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 3.4% tender 11/1/2062 (b)	4,100,000	4,071,244
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 3.7% tender 5/1/2063 (b)	2,045,000	2,048,214
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) 3.73% tender 5/1/2063 (b)	2,280,000	2,279,241
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2019 J, 3.05% 11/1/2049	650,000	497,056
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2021 K2, 0.9% tender 11/1/2060 (b)	2,435,000	2,359,154
NY City Hsg Dev Corp Multifamily Hsg Rev (New York Mhsg 7/27/1993 Proj.) Series 2023 D, 4.3% tender 11/1/2063 (b)	1,635,000	1,667,346
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 221, 3.5% 10/1/2032 (e)	40,000	39,607
State of New York Mortgage Agency (NY Homeowner Mortgage Proj.) Series 226, 1.8% 4/1/2028 (e)	1,000,000	915,559
		23,986,899
Industrial Development - 0.1%
MTA Hudson Rail Yards Trust Series 2016 A, 5% 11/15/2056	1,300,000	1,299,986
Other - 0.1%
New York City Trust Cultural Resources Rev (American Museum of Natural History/The Proj.) Series 2024 A, 5% 7/15/2038	1,400,000	1,594,198
New York City Trust Cultural Resources Rev (Whitney Museum of American Art Proj.) 5% 7/1/2031	1,000,000	1,113,335
		2,707,533
Special Tax - 2.9%
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024D SUB D 1, 5% 11/1/2030	7,000,000	7,762,052
New York City Transitional Finance Authority (New York NY City Transitional Fin Auth Rev Proj.) Series FISCAL 2024D SUB D 1, 5% 11/1/2032	5,005,000	5,660,126
New York NY City Transitional Fin Auth Rev Series 2018 A 2, 5% 8/1/2039	585,000	604,405
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 5% 3/15/2036	2,360,000	2,720,479
New York St Dorm Auth Sales Tax Rev St Supported (New York State Sales Tax Rev Proj.) Series 2024 B, 5% 3/15/2038	2,505,000	2,860,450
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) 3% 3/15/2050	675,000	509,820
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2018A, 5.25% 3/15/2038	585,000	621,103
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2019 D, 3% 2/15/2049	4,140,000	3,170,830
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2021 A, 4% 3/15/2039	9,000,000	9,071,643
New York St Dorm Auth St Pers Income Tax Rev (New York State Pit Proj.) Series 2022 A, 5% 3/15/2041	295,000	318,682
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 A, 3% 3/15/2050	7,910,000	6,026,766
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 E, 3% 3/15/2048	8,915,000	6,899,727
New York State Urban Development Corp (New York State Pit Proj.) Series 2020 E, 3% 3/15/2050	955,000	727,631
New York State Urban Development Corp (New York State Pit Proj.) Series 2022A, 5% 3/15/2040	12,000,000	13,125,023
New York Urban Eev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) Series 2019 A, 3% 3/15/2049	1,000,000	762,507
New York Urban Eev Corp Sales Tax Rev (New York State Sales Tax Rev Proj.) Series 2019 A, 5% 3/15/2037	1,315,000	1,405,713
		62,246,957
Transportation - 2.6%
Metropolitan Transn Auth NY Rv 4% 11/15/2046	3,440,000	3,262,018
Metropolitan Transn Auth NY Rv Series 2015A 1, 5% 11/15/2029	145,000	145,730
Metropolitan Transn Auth NY Rv Series 2017 D, 5% 11/15/2030	2,120,000	2,221,840
Metropolitan Transn Auth NY Rv Series 2017C 1, 5% 11/15/2030	990,000	1,037,557
Metropolitan Transn Auth NY Rv Series 2024A, 5% 11/15/2032	10,555,000	11,752,606
Metropolitan Transn Auth NY Rv Series 2024A, 5% 11/15/2033	22,875,000	25,566,486
Metropolitan Transn Auth NY Rv Series 2024A, 5.25% 11/15/2049	2,915,000	3,127,896
New York Transportation Development Corp (Delta Air Lines Inc Proj.) Series 2020, 5% 10/1/2040 (e)	1,705,000	1,743,427
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2032 (e)	415,000	441,822
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2033 (e)	640,000	679,057
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2034 (e)	700,000	739,755
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2035 (e)	350,000	368,519
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2036 (e)	240,000	251,925
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2037 (e)	635,000	666,218
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2038 (e)	1,550,000	1,620,804
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2039 (e)	1,185,000	1,234,425
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2040 (e)	1,000,000	1,037,659
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2041 (e)	910,000	939,466
New York Transportation Development Corp (Jfk International Air Terminal Proj.) Series 2022, 5% 12/1/2042 (e)	455,000	468,169
New York Transportation Development Corp (Jfk Intl Terminal 6 Proj.) 5.5% 12/31/2054 (e)	1,630,000	1,720,930
New York Transportation Development Corp (Laguardia Gateway Prtnrs Terminal B Proj.) Series 2016 A, 5% 7/1/2041 (e)	215,000	215,004
		59,241,313
Water & Sewer - 0.9%
New York NY Cty Muni Wtr Fin Auth Series 2020 GG1, 5% 6/15/2048	5,265,000	5,521,661
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2022 EE, 5% 6/15/2045	3,785,000	4,052,423
New York NY Cty Muni Wtr Fin Auth Series FISCAL 2024 SUB BB2, 5.25% 6/15/2047	10,515,000	11,533,985
		21,108,069
TOTAL NEW YORK		186,831,143
North Carolina - 1.4%
Education - 0.0%
North Carolina St Ed Assistance Auth Rev Series 2023A, 5% 6/1/2043 (e)	375,000	375,808
Escrowed/Pre-Refunded - 0.0%
New Hanover Cnty NC Hosp Rev 5% 10/1/2027 (Escrowed to Maturity)	20,000	21,031
Health Care - 0.3%
Atrium Health Series 2018C, 3.45% tender 1/15/2048 (b)	2,620,000	2,622,541
North Carolina Med Care Commn Health Care Facs Rev (Unc Rex Healthcare Proj.) Series 2020 A, 3% 7/1/2045	565,000	462,779
North Carolina Med Care Commn Health Care Facs Rev (Wake Baptist Proj.) 2.55% tender 6/1/2048 (b)	875,000	863,818
North Carolina Med Care Retirement Fac Rev (Penick Village Proj.) 5.5% 9/1/2044	1,380,000	1,408,087
North Carolina Med Care Retirement Fac Rev (Penick Village Proj.) 5.5% 9/1/2054	1,665,000	1,667,584
		7,024,809
Housing - 0.3%
NC Hsg Fin Agy Homeownership Rev (NC Homeownership Proj.) Series 45, 3% 7/1/2051	6,015,000	5,892,077
NC Hsg Fin Agy Homeownership Rev (NC Homeownership Proj.) Series 52 A, 6.25% 1/1/2055	825,000	891,580
		6,783,657
Transportation - 0.8%
Charlotte NC Arpt Rev Series A, 5% 7/1/2030	80,000	83,510
Charlotte NC Arpt Rev Series A, 5% 7/1/2033	75,000	77,911
Charlotte NC Arpt Rev Series A, 5% 7/1/2037	180,000	186,026
Charlotte NC Arpt Rev Series B, 5% 7/1/2025 (e)	5,000	5,036
Charlotte NC Arpt Rev Series B, 5% 7/1/2026 (e)	5,000	5,113
Charlotte NC Arpt Rev Series B, 5% 7/1/2027 (e)	10,000	10,361
Charlotte NC Arpt Rev Series B, 5% 7/1/2028 (e)	10,000	10,308
Charlotte NC Arpt Rev Series B, 5% 7/1/2029 (e)	10,000	10,284
Charlotte NC Arpt Rev Series B, 5% 7/1/2030 (e)	15,000	15,422
Charlotte NC Arpt Rev Series B, 5% 7/1/2031 (e)	25,000	25,689
Charlotte NC Arpt Rev Series B, 5% 7/1/2032 (e)	25,000	25,667
Charlotte NC Arpt Rev Series B, 5% 7/1/2033 (e)	25,000	25,638
Charlotte NC Arpt Rev Series B, 5% 7/1/2034 (e)	30,000	30,725
Charlotte NC Arpt Rev Series B, 5% 7/1/2035 (e)	20,000	20,455
Charlotte NC Arpt Rev Series B, 5% 7/1/2036 (e)	15,000	15,323
Charlotte NC Arpt Rev Series B, 5% 7/1/2037 (e)	20,000	20,406
Charlotte NC Arpt Rev Series B, 5% 7/1/2042 (e)	60,000	60,829
Charlotte NC Arpt Rev Series C, 4% 7/1/2032	75,000	75,712
North Carolina Tpk Auth Triangle Expwy Sys Rev Series 2024B, 5% 1/1/2054 (Assured Guaranty Municipal Corp Insured)	16,075,000	16,991,822
		17,696,237
TOTAL NORTH CAROLINA		31,901,542
North Dakota - 0.4%
Education - 0.0%
University North Dakota Ctfs Partn (University ND Univ Revs Proj.) Series 2021 A, 3% 6/1/2061 (Assured Guaranty Municipal Corp Insured)	1,345,000	944,923
Health Care - 0.1%
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2035	530,000	506,668
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2036	545,000	517,084
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2037	405,000	381,175
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 4% 12/1/2038	365,000	340,167
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 5% 12/1/2033	550,000	574,539
Grand Forks ND Health Care Sys Rev (Altru Health System Proj.) 5% 12/1/2034	660,000	686,990
		3,006,623
Housing - 0.3%
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) 3% 1/1/2052	185,000	181,085
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) 5% 1/1/2053	860,000	883,053
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) Series 2019 C, 3.2% 7/1/2039	2,765,000	2,395,975
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) Series 2021 B, 3% 7/1/2052	655,000	632,616
North Dakota St Hsg Fin Agy (ND Single Family Hsg Proj.) Series 2023 F, 6.25% 1/1/2054	300,000	324,527
		4,417,256
TOTAL NORTH DAKOTA		8,368,802
Ohio - 1.7%
Education - 0.2%
Ohio St Higher Edl Fac Commn (University of Dayton Proj.) 5% 12/1/2036	345,000	360,200
Ohio St Higher Edl Fac Commn (Xavier Univ, OH Proj.) 5% 5/1/2036	1,160,000	1,256,258
Ohio St Higher Edl Fac Commn (Xavier Univ, OH Proj.) 5% 5/1/2037	495,000	534,055
Ohio St Higher Edl Fac Commn (Xavier Univ, OH Proj.) 5% 5/1/2043 (j)	1,710,000	1,787,394
		3,937,907
Electric Utilities - 0.5%
American Mun Pwr Rev Series 2023A, 5% 2/15/2028	2,535,000	2,679,138
American Mun Pwr Rev Series 2023A, 5% 2/15/2029	3,195,000	3,422,675
American Mun Pwr Rev Series 2023A, 5% 2/15/2030	1,275,000	1,385,254
American Mun Pwr Rev Series 2023A, 5% 2/15/2031	1,055,000	1,158,496
American Mun Pwr Rev Series 2023A, 5% 2/15/2032	1,400,000	1,554,045
		10,199,608
General Obligations - 0.2%
Columbus OH City Sch Dist 5% 12/1/2029	105,000	107,903
Lancaster Port Auth OH Gas Rev Series 2019, 5% tender 8/1/2049 (Royal Bank of Canada Guaranteed) (b)	685,000	685,916
State of Ohio Gen. Oblig. Series 2021 A, 5% 3/1/2029	260,000	281,240
State of Ohio Gen. Oblig. Series 2021 A, 5% 3/1/2030	355,000	390,195
State of Ohio Gen. Oblig. Series 2021 B, 5% 2/1/2029	475,000	513,104
State of Ohio Gen. Oblig. Series 2021 B, 5% 2/1/2030	395,000	433,597
State of Ohio Gen. Oblig. Series 2021 C, 5% 3/15/2029	595,000	644,015
State of Ohio Gen. Oblig. Series 2021 C, 5% 3/15/2030	595,000	654,386
State of Ohio Gen. Oblig. Series 2021A, 5% 3/1/2029	195,000	210,929
State of Ohio Gen. Oblig. Series 2021A, 5% 3/1/2030	240,000	263,794
		4,185,079
Health Care - 0.3%
Akron Bath Copley Hsp Dist OH (Summa Health System Proj.) 5.25% 11/15/2046	715,000	720,774
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 4% 12/1/2040	1,175,000	1,133,536
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 5% 8/1/2025	150,000	151,441
Allen Cnty OH Hosp Facs Rev (Mercy Health/OH Proj.) 5% 8/1/2026	100,000	102,739
Middleburg Heights OH Hosp Rev (Southwest General Hosp Ctr Proj.) Series 2021A, 4% 8/1/2041	645,000	615,214
Montgomery Cnty OH Hosp Rev (Kettering Med Ctr Inc, OH Proj.) Series 2021, 5% 8/1/2030	410,000	443,218
Ohio St Hosp Rev (Cleveland Clinic Foundation Proj.) Series 2019 C, 2.75% tender 1/1/2052 (b)	635,000	619,347
Ohio St Hosp Rev (University Hosp Hlth Sys, OH Proj.) Series 2020 A, 4% 1/15/2050	75,000	69,983
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) 5% 1/1/2026	415,000	423,542
Ohio St Hsg Fin Agy Res Mtg Rev (Cleveland Clinic Foundation/The Proj.) 5% 1/1/2027	955,000	992,221
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) 5% 2/15/2029	110,000	111,405
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) 5% 2/15/2034	20,000	20,202
Scioto Cnty OH Hsp Facs Rev (Southern OH Medical Center Proj.) Series 2019, 5% 2/15/2029	145,000	148,522
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2028	260,000	268,969
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2029	270,000	281,232
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2030	290,000	304,780
Washington Cnty OH Hosp Rev (Memorial Hospital, OH Proj.) Series 2022, 6% 12/1/2031	310,000	327,822
		6,734,947
Housing - 0.0%
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2019B, 4.5% 3/1/2050	25,000	25,220
Ohio St Hsg Fin Agy Residential Mtg Rev (OH Residential Mortgage Proj.) Series 2023 B, 6% 3/1/2055	835,000	907,241
		932,461
Special Tax - 0.0%
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev (Franklin Cnty OH Proj.) Series 2019, 5% 12/1/2046	325,000	338,817
Franklin Cnty Ohio Convention Facs Auth Hotel Proj Rev (Franklin Cnty OH Proj.) Series 2019, 5% 12/1/2051	485,000	503,861
		842,678
Tobacco Bonds - 0.5%
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 3% 6/1/2048	9,705,000	7,006,746
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 4% 6/1/2048	260,000	226,462
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2032	685,000	721,572
Buckeye OH Tobacco Settlement Fing Auth Series 2020A 2 CL 1, 5% 6/1/2033	2,275,000	2,392,198
		10,346,978
Transportation - 0.0%
Ohio St Mjr New St Infst Proj Rev Series 2021 1A, 5% 12/15/2029	585,000	639,181
Ohio St Mjr New St Infst Proj Rev Series 2021 1A, 5% 12/15/2030	530,000	586,916
Ohio St Tpk Commn Tpk Rev Series 2013 A 2, 0% 2/15/2042 (h)	130,000	62,547
Ohio St Tpk Commn Tpk Rev Series 2022A, 5% 2/15/2039	195,000	215,868
		1,504,512
TOTAL OHIO		38,684,170
Oklahoma - 0.1%
Education - 0.0%
Oklahoma Dev Fin Auth Rev (Oklahoma City University Proj.) Series 2019, 5% 8/1/2044	180,000	177,976
Health Care - 0.1%
Norman OK Reg Hos Auth Hos Rev Series 2019, 3.25% 9/1/2038	2,015,000	1,509,737
Housing - 0.0%
Oklahoma Hsg Fin Agy Single Family Mtg Rev (OK Sf Mtge Rev Bonds 10/1/18 Proj.) 6% 3/1/2054	150,000	162,898
Oklahoma Hsg Fin Agy Single Family Mtg Rev (OK Sf Mtge Rev Bonds 10/1/18 Proj.) Series 2023D, 6.5% 9/1/2054	215,000	239,060
		401,958
Special Tax - 0.0%
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2028	65,000	65,736
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2029	70,000	70,787
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2036	50,000	50,489
Oklahoma Cty OK Pub Ppty Auth Hotel Tax Rev 5% 10/1/2039	100,000	100,536
		287,548
Transportation - 0.0%
Oklahoma City Okla Airp Trust Series 33, 5% 7/1/2047 (e)	115,000	116,234
TOTAL OKLAHOMA		2,493,453
Oregon - 1.7%
Education - 0.4%
University Oregon Gen Rev Series 2021 A, 3.5% 4/1/2052	10,000,000	8,504,328
General Obligations - 0.4%
Oregon St Gen. Oblig. Series 2022 A, 5% 5/1/2040	3,330,000	3,647,141
Oregon St Gen. Oblig. Series 2022 D, 5% 12/1/2052	550,000	568,040
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2041 (Oregon St Guaranteed) (h)	4,250,000	2,001,869
Washington Cnty OR Sch Dist 48j Beaverton 0% 6/15/2042 (Oregon St Guaranteed) (h)	4,155,000	1,852,793
		8,069,843
Health Care - 0.1%
Oregon St Facs Auth Rev (Legacy Health System, or Proj.) 5% 6/1/2030	340,000	362,150
Salem OR Hosp Fac Auth Rev (Salem Health Proj.) Series 2016 A, 4% 5/15/2041	100,000	96,034
Salem OR Hosp Fac Auth Rev (Salem Health Proj.) Series 2019 A, 3% 5/15/2049	1,380,000	1,068,545
		1,526,729
Housing - 0.0%
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) 3% 7/1/2052	20,000	19,537
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series 2019A, 2.65% 7/1/2039	440,000	357,747
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series 2019A, 4% 7/1/2050	290,000	290,210
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series 2020 A, 3.5% 1/1/2051	195,000	193,345
Oregon St Hsg & Cmnty Svcs Dpt (OR Single Family Hsg Proj.) Series A, 3.5% 7/1/2036	570,000	570,001
		1,430,840
Transportation - 0.8%
Port of Portland Arpt Rev 5% 7/1/2041 (e)	1,760,000	1,840,725
Port of Portland Arpt Rev 5% 7/1/2045 (e)	785,000	810,709
Port of Portland Arpt Rev 5% 7/1/2052 (e)	1,480,000	1,530,847
Port of Portland Arpt Rev Series 28, 5% 7/1/2032 (e)	2,560,000	2,767,576
Port of Portland Arpt Rev Series TWENTY NINE, 5% 7/1/2034 (e)	4,270,000	4,618,552
Port of Portland Arpt Rev Series TWENTY NINE, 5% 7/1/2035 (e)	3,650,000	3,931,827
Port of Portland Arpt Rev Series TWENTY NINE, 5% 7/1/2037 (e)	2,910,000	3,112,188
		18,612,424
TOTAL OREGON		38,144,164
Pennsylvania - 5.1%
Education - 0.3%
Allegheny Cnty High Ed Bldg Auth (Carnegie-Mellon Univ, PA Proj.) Series 2024A, 5% 8/1/2027	3,040,000	3,198,219
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 3.5% 12/1/2031	220,000	105,600
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 4% 12/1/2041	335,000	160,800
Allegheny Cnty PA Ida Rev (Pittsburgh Tech College Proj.) 4.25% 12/1/2050	375,000	180,000
Pennsylvania Higher Ed Assistance Agy Ed Ln Rev Series 2024 1A, 5% 6/1/2029 (e)	1,140,000	1,192,918
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2028	25,000	25,319
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2032	65,000	65,671
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2016, 5% 5/1/2033	85,000	85,796
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2017, 5% 5/1/2035	65,000	65,990
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2017, 5% 5/1/2037	80,000	80,978
Pennsylvania St Higher Edl Rev (Drexel University, PA Proj.) Series 2017, 5% 5/1/2041	360,000	361,921
Philadelphia PA Auth For Indl Dev Revs (St Josephs University, PA Proj.) Series 2017, 5% 11/1/2047	400,000	400,985
		5,924,197
Escrowed/Pre-Refunded - 0.0%
Delaware Cnty PA Auth Rev Series 2017, 5% 7/1/2028 (Pre-refunded to 7/1/2027 at 100)	105,000	109,544
Delaware Cnty PA Auth Rev Series 2017, 5% 7/1/2029 (Pre-refunded to 7/1/2027 at 100)	400,000	417,310
Doylestown PA Hosp Auth Hosp 5% 7/1/2049 (Pre-refunded to 7/1/2029 at 100)	30,000	32,246
		559,100
General Obligations - 1.2%
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2026	515,000	528,568
Commonwealth Fing Auth PA Rev (Pennsylvania St Proj.) Series 2020 A, 5% 6/1/2028	275,000	291,456
Pennsylvania St Gen. Oblig. 5% 9/1/2029	10,000,000	10,891,996
Pennsylvania St Gen. Oblig. 5% 9/1/2031	2,500,000	2,793,920
Pennsylvania St Gen. Oblig. Series 2018, 3.2% 3/1/2029	2,795,000	2,740,965
Pennsylvania St Gen. Oblig. Series 2018, 3.35% 3/1/2030	4,160,000	4,123,362
Philadelphia PA Sch Dist 4% 9/1/2035	385,000	389,089
Philadelphia PA Sch Dist 5% 9/1/2025	445,000	449,947
Philadelphia PA Sch Dist 5% 9/1/2027	490,000	502,374
Philadelphia PA Sch Dist 5% 9/1/2028	710,000	727,350
Philadelphia PA Sch Dist 5% 9/1/2028	410,000	420,019
Philadelphia PA Sch Dist 5% 9/1/2029	460,000	470,641
Philadelphia PA Sch Dist 5% 9/1/2030	400,000	427,650
Philadelphia PA Sch Dist 5% 9/1/2031	320,000	341,794
Philadelphia PA Sch Dist 5% 9/1/2034 (Assured Guaranty Municipal Corp Insured)	185,000	197,240
Philadelphia PA Sch Dist 5% 9/1/2036	95,000	99,385
Philadelphia PA Sch Dist 5% 9/1/2037	55,000	57,433
Philadelphia PA Sch Dist 5% 9/1/2038	90,000	93,784
Philadelphia PA Sch Dist Series B, 5% 9/1/2043	130,000	134,343
Philadelphia PA Sch Dist Series F, 5% 9/1/2030	345,000	352,364
State Pub Sch Bldg Auth PA Lease Rev (Philadelphia PA Sch Dist Proj.) Series 2015A, 5% 6/1/2026	65,000	65,471
		26,099,151
Health Care - 0.6%
Dauphin Cnty PA Gen Auth Hlth Sys Rev (UPMC Proj.) Series 2016 A, 5% 6/1/2028	55,000	56,109
Dauphin Cnty PA Gen Auth Hlth Sys Rev (UPMC Proj.) Series 2016 A, 5% 6/1/2029	60,000	61,197
Doylestown PA Hosp Auth Hosp 5% 7/1/2046	60,000	60,385
Doylestown PA Hosp Auth Hosp 5% 7/1/2049	255,000	259,806
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2033	125,000	122,922
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2035	130,000	126,504
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 4% 7/15/2037	255,000	245,536
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2025	20,000	20,118
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2026	65,000	66,172
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2027	105,000	108,045
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2028	80,000	82,656
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2029	85,000	87,072
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2030	110,000	112,660
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2031	75,000	76,761
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2032	80,000	81,733
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2034	85,000	86,368
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2036	255,000	258,027
Dubois PA Hosp Auth Hosp Rev (Penn Highlands Healthcare Proj.) 5% 7/15/2038	305,000	307,354
Geisinger Auth PA Hlth Sys Rev (Kaiser Permanente Hlth System Proj.) Series 2020 B, 5% tender 4/1/2043 (b)	1,890,000	1,949,475
Lehigh Cnty PA Gen Purp Auth Hosp Rev (Lehigh Valley Health Proj.) Series 2019 A, 4% 7/1/2049	6,500,000	5,906,974
Monroe Cnty PA Hosp Auth Rev (Lehigh Valley Health Proj.) 5% 7/1/2026	50,000	51,023
Monroe Cnty PA Hosp Auth Rev (Lehigh Valley Health Proj.) 5% 7/1/2027	50,000	51,137
Monroe Cnty PA Hosp Auth Rev (Lehigh Valley Health Proj.) 5% 7/1/2028	50,000	51,072
Monroe Cnty PA Hosp Auth Rev (Lehigh Valley Health Proj.) 5% 7/1/2034 (Pre-refunded to 7/1/2026 at 100)	185,000	190,293
Monroe Cnty PA Hosp Auth Rev (Lehigh Valley Health Proj.) 5% 7/1/2036 (Pre-refunded to 7/1/2026 at 100)	100,000	102,861
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2028	75,000	73,260
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2029	130,000	126,198
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2036	415,000	383,499
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp & Med Ctr Proj.) 5% 10/1/2040	205,000	182,643
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2025	55,000	54,997
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2027	25,000	24,944
Montgomery Cnty PA Higher Ed & Health Auth Rev (Holy Redeemer Hosp&Med Ctr, PA Proj.) 5% 10/1/2031	230,000	220,451
Northampton Cnty PA Gen Purp Auth Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2016 A, 5% 8/15/2036	40,000	40,584
Northampton Cnty PA Gen Purp Auth Hosp Rev (St Lukes Hospital & Health Ntw Proj.) Series 2018A, 4% 8/15/2048	645,000	588,774
Pennslyvania Dev Fing Auth Rev (Presbyterian Homes, PA Proj.) Series 2023B 2, 5% 7/1/2038	555,000	582,583
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 4% 6/1/2044	140,000	134,121
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 4% 6/1/2049	335,000	316,143
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 5% 6/1/2044	245,000	251,168
Southcentral PA Gen Auth Rev (Wellspan Health Group Proj.) Series 2019A, 5% 6/1/2049	390,000	396,661
Union Cnty PA Hosp Auth Hosp Rev (Evangelical Community Hospital Proj.) 5% 8/1/2043	280,000	284,263
Union Cnty PA Hosp Auth Hosp Rev (Evangelical Community Hospital Proj.) 5% 8/1/2048	875,000	878,255
		15,060,804
Housing - 0.4%
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) 5% 10/1/2043	710,000	730,266
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) 5% 4/1/2027 (e)	395,000	405,660
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2020 132A, 3.5% 4/1/2051	50,000	49,662
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2021 134 A, 3% 10/1/2049	3,625,000	3,563,636
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2021 137, 3% 10/1/2051	1,030,000	993,636
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2023 142A, 4.5% 10/1/2038	985,000	1,001,958
Pennsylvania Hsg Fin Agy Single Family Mtg Rev (PA Single Family Mortgage Proj.) Series 2023 142A, 5% 10/1/2050	2,425,000	2,470,193
		9,215,011
Transportation - 2.6%
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 4% 1/1/2046 (Assured Guaranty Municipal Corp Insured) (e)	4,145,000	3,876,788
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2032 (e)	3,940,000	4,180,885
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2033 (e)	4,640,000	4,913,140
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2051 (e)	2,730,000	2,789,897
Allegheny County Airport Authority (Pittsburgh Intl Airport Proj.) Series 2021 A, 5% 1/1/2056 (e)	1,655,000	1,686,644
Allegheny County Airport Authority Series 2023A, 5% 1/1/2028 (Assured Guaranty Municipal Corp Insured) (e)	1,000,000	1,036,863
Allegheny County Airport Authority Series 2023A, 5.25% 1/1/2038 (Assured Guaranty Municipal Corp Insured) (e)	1,000,000	1,089,422
Allegheny County Airport Authority Series 2023A, 5.25% 1/1/2039 (Assured Guaranty Municipal Corp Insured) (e)	1,400,000	1,514,753
Allegheny County Airport Authority Series 2023A, 5.25% 1/1/2040 (Assured Guaranty Municipal Corp Insured) (e)	1,600,000	1,724,375
Allegheny County Airport Authority Series 2023A, 5.5% 1/1/2041 (Assured Guaranty Municipal Corp Insured) (e)	1,000,000	1,099,046
Allegheny County Airport Authority Series 2023A, 5.5% 1/1/2042 (Assured Guaranty Municipal Corp Insured) (e)	1,000,000	1,095,381
Allegheny County Airport Authority Series 2023A, 5.5% 1/1/2043 (Assured Guaranty Municipal Corp Insured) (e)	1,500,000	1,637,343
Pennsylvania Turnpike Commission 5% 12/1/2027	220,000	232,303
Pennsylvania Turnpike Commission 5% 12/1/2028	215,000	230,793
Pennsylvania Turnpike Commission Series 2021 B, 5% 12/1/2046	2,645,000	2,803,211
Pennsylvania Turnpike Commission Series 2024 A, 5% 12/1/2040	1,650,000	1,823,423
Pennsylvania Turnpike Commission Series FIRST 2023, 5% 12/1/2036	620,000	693,342
Pennsylvania Turnpike Commission Series FIRST 2023, 5% 12/1/2038	2,500,000	2,772,752
Pennsylvania Turnpike Commission Series FIRST 2023, 5% 12/1/2039	3,000,000	3,319,455
Pennsylvania Turnpike Commission Series FIRST 2023, 5% 12/1/2040	2,375,000	2,617,266
Philadelphia PA Airport Rev 5% 7/1/2025	50,000	50,441
Philadelphia PA Airport Rev 5% 7/1/2026 (e)	150,000	153,490
Philadelphia PA Airport Rev 5% 7/1/2026	50,000	51,392
Philadelphia PA Airport Rev 5% 7/1/2027 (e)	125,000	129,207
Philadelphia PA Airport Rev 5% 7/1/2027	40,000	41,881
Philadelphia PA Airport Rev 5% 7/1/2028 (e)	150,000	154,327
Philadelphia PA Airport Rev 5% 7/1/2029 (e)	115,000	118,132
Philadelphia PA Airport Rev 5% 7/1/2032 (e)	805,000	823,580
Philadelphia PA Airport Rev 5% 7/1/2034 (e)	205,000	208,977
Philadelphia PA Airport Rev Series 2021, 4% 7/1/2046 (Assured Guaranty Municipal Corp Insured) (e)	1,620,000	1,520,069
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2026 (e)	3,765,000	3,852,586
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2027 (e)	5,190,000	5,364,662
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2028 (e)	550,000	575,484
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2034 (e)	1,100,000	1,167,959
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2035 (e)	590,000	624,410
Philadelphia PA Airport Rev Series 2021, 5% 7/1/2051 (e)	1,000,000	1,023,515
		56,997,194
Water & Sewer - 0.0%
Capital Region Wtr PA Wtr Rev 5% 7/15/2027	50,000	52,326
Capital Region Wtr PA Wtr Rev 5% 7/15/2029	80,000	84,843
Capital Region Wtr PA Wtr Rev 5% 7/15/2032	50,000	52,898
Pittsburgh PA Wtr & Swr Auth Series 2019 A, 5% 9/1/2038 (Assured Guaranty Municipal Corp Insured)	200,000	211,420
		401,487
TOTAL PENNSYLVANIA		114,256,944
Puerto Rico - 0.9%
General Obligations - 0.5%
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 0% 7/1/2033 (h)	8,240,022	5,574,175
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2033	1,927,686	1,898,387
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2035	695,000	677,515
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 4% 7/1/2037	850,000	819,685
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.625% 7/1/2027	201,149	208,459
Puerto Rico Comwlth Gen. Oblig. Series 2022 A 1, 5.625% 7/1/2029	1,000,434	1,065,696
		10,243,917
Special Tax - 0.3%
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2031 (h)	8,088,000	6,216,634
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 0% 7/1/2046 (h)	4,500,000	1,447,572
Puerto Rico Sales Tax Fing Corp Sales Tax Rev Series A 1, 5% 7/1/2058	10,000	9,962
		7,674,168
Water & Sewer - 0.1%
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 5% 7/1/2033 (g)	400,000	417,230
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2021 B, 5% 7/1/2037 (g)	945,000	973,860
Puerto Rico Comwlth Aqueduct & Swr Auth Rev Series 2022 A, 4% 7/1/2042 (g)	1,125,000	1,056,710
		2,447,800
TOTAL PUERTO RICO		20,365,885
Rhode Island - 1.3%
Education - 1.2%
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Brown University Proj.) Series 2022A, 5% 9/1/2033	7,000,000	7,920,508
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2040	1,000,000	1,089,254
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2045	2,550,000	2,727,259
Rhode Island Health & Edl Bldg Corp Higher Ed Fac Rev (Bryant University Proj.) Series 2024, 5% 6/1/2048	3,005,000	3,181,306
Rhode Island St Student Ln 3.5% 12/1/2034 (e)	70,000	65,325
Rhode Island St Student Ln 5% 12/1/2028 (e)	500,000	519,076
Rhode Island St Student Ln Series 2023 A, 5% 12/1/2028 (e)	2,940,000	3,052,169
Rhode Island St Student Ln Series 2023 A, 5% 12/1/2029 (e)	4,380,000	4,594,676
Rhode Island St Student Ln Series 2023 A, 5% 12/1/2030 (e)	1,605,000	1,679,753
Rhode Island St Student Ln Series 2024 A, 5% 12/1/2029 (e)	1,825,000	1,912,784
		26,742,110
Health Care - 0.1%
Rhode Island Health & Edl Bldg Corp Rev (Care New England Health System Proj.) 5% 9/1/2031	420,000	421,311
Rhode Island Health & Edl Bldg Corp Rev (Care New England Health System Proj.) 5% 9/1/2036	1,235,000	1,229,509
		1,650,820
Housing - 0.0%
Rhode Island Housing & Mortgage Finance Corp (RI Homeownership Proj.) Series 72 A, 3.5% 10/1/2050	495,000	490,076
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) 3% 4/1/2049	465,000	456,646
Rhode Island Hsg & Mtg Fin Cp (RI Homeownership Proj.) Series 70, 4% 10/1/2049	45,000	45,025
		991,747
TOTAL RHODE ISLAND		29,384,677
South Carolina - 0.7%
Electric Utilities - 0.6%
South Carolina St Svc Auth Rev Series 2016 A, 5% 12/1/2029	150,000	153,274
South Carolina St Svc Auth Rev Series 2016 A, 5% 12/1/2038	15,000	15,201
South Carolina St Svc Auth Rev Series 2024 A, 5.25% 12/1/2049	1,060,000	1,146,464
South Carolina St Svc Auth Rev Series 2024 A, 5.5% 12/1/2054	1,465,000	1,600,535
South Carolina St Svc Auth Rev Series 2024B, 4.125% 12/1/2044	365,000	358,617
South Carolina St Svc Auth Rev Series 2024B, 5% 12/1/2039	3,360,000	3,684,457
South Carolina St Svc Auth Rev Series 2024B, 5% 12/1/2046	540,000	576,585
South Carolina St Svc Auth Rev Series 2024B, 5.25% 12/1/2054	3,995,000	4,291,500
South Carolina St Svc Auth Rev Series B, 5% 12/1/2031	55,000	56,516
		11,883,149
Escrowed/Pre-Refunded - 0.0%
South Carolina St Ports Auth Series 2015, 5.25% 7/1/2055 (Pre-refunded to 7/1/2025 at 100) (e)	55,000	55,459
Health Care - 0.1%
Ctsc Jobs-Eco Dev Aut (Beaufort Mem Hosp Proj.) Series 2024, 5.25% 11/15/2039	850,000	889,319
South Carolina Jobs-Economic Dev Auth Hosp Rev (St Joseph Candler Health Proj.) 5% 7/1/2033	365,000	384,191
Spartanburg Cnty SC Regl Health Svcs Hosp Rev 4% 4/15/2048	660,000	606,209
Spartanburg Cnty SC Regl Health Svcs Hosp Rev 5% 4/15/2048	650,000	657,366
		2,537,085
Housing - 0.0%
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2019 A, 4% 1/1/2050	75,000	75,157
South Carolina Hsg Fin Dev Aut (SC Mortgage Proj.) Series 2023 B, 6% 1/1/2054	505,000	548,868
		624,025
Transportation - 0.0%
Charleston Cnty SC Arpt Dist Series 2019, 5% 7/1/2043	145,000	151,258
TOTAL SOUTH CAROLINA		15,250,976
South Dakota - 0.0%
Health Care - 0.0%
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2026	15,000	15,395
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2028	15,000	15,687
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2029	30,000	31,321
South Dakota St Hlth & Edl Fac (Avera Health SD Proj.) 5% 7/1/2031	35,000	36,455
South Dakota St Hlth & Edl Fac (Regional Health Inc Proj.) Series 2020 A, 3% 9/1/2045	730,000	581,137
		679,995
Housing - 0.0%
South Dakota Housing Development Authority (SD Mortgage Proj.) Series 2023G, 6.25% 5/1/2055	425,000	459,768
TOTAL SOUTH DAKOTA		1,139,763
Tennessee - 1.8%
Education - 0.2%
Metro Gov Nashville & Davidson Cnty Tenn Hlth & Edl Facs Brd Rev (Lipscomb University Proj.) Series 2019 A, 5.25% 10/1/2058	4,700,000	4,769,434
Electric Utilities - 0.7%
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5% 5/15/2028	1,000,000	1,067,684
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5% 5/15/2040	1,750,000	1,946,245
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 A, 5% 5/15/2044	1,585,000	1,731,616
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 B, 5% 5/15/2028	3,000,000	3,203,053
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 B, 5% 5/15/2031	4,365,000	4,873,581
Metro Gov Nashville & Davidson Cnty Elec Rev Series 2024 B, 5% 5/15/2033	1,755,000	2,004,676
		14,826,855
Escrowed/Pre-Refunded - 0.0%
Jackson TN Hosp Rev Series 2018 A, 5% 4/1/2041 (Pre-refunded to 10/1/2028 at 100)	30,000	32,068
General Obligations - 0.1%
Metropolitan Govt Nashville & Davidson Cnty TN Gen. Oblig. Series 2021 C, 5% 1/1/2027	3,010,000	3,133,856
Health Care - 0.2%
Chatanooga TN Health Ed & Hsg Fac Brd Rev (CommonSpirit Health Proj.) Series 2019A 1, 4% 8/1/2044	610,000	569,141
Jackson TN Hosp Rev (West Tennessee Healthcare Proj.) Series 2018 A, 5% 4/1/2041	560,000	573,598
Metro Gov Nashville & Davidson Cnty Tenn Hlth & Edl Facs Brd Rev (Vanderbilt Hospital, TN Proj.) Series 2024A, 5% 7/1/2034	2,570,000	2,855,728
		3,998,467
Housing - 0.0%
Tennessee Housing Development Agency (TN Gnrl Res Finance Prog 1/29/2013 Proj.) 3% 7/1/2051	645,000	632,425
Tennessee Housing Development Agency (TN Gnrl Res Finance Prog 1/29/2013 Proj.) Series 2021 3A, 3% 1/1/2052	250,000	243,721
Tennessee Housing Development Agency Series 2019 3, 2.6% 7/1/2039	140,000	112,879
Tennessee Housing Development Agency Series 2019 3, 2.8% 7/1/2044	165,000	123,933
Tennessee Housing Development Agency Series 2019 4, 2.9% 7/1/2039	375,000	309,651
		1,422,609
Transportation - 0.6%
Memphis-Shelby Cnty TN Arpt Auth Series 2018, 5% 7/1/2037 (e)	235,000	240,163
Metro Nashville Arpt Auth Rev 5% 7/1/2052 (e)	3,250,000	3,351,208
Metro Nashville Arpt Auth Rev 5.5% 7/1/2039 (e)	2,000,000	2,189,920
Metro Nashville Arpt Auth Rev 5.5% 7/1/2040 (e)	2,000,000	2,181,844
Metro Nashville Arpt Auth Rev 5.5% 7/1/2042 (e)	3,500,000	3,797,165
Metro Nashville Arpt Auth Rev Series 2015 B, 4% 7/1/2025 (e)	130,000	130,289
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2038 (e)	965,000	1,010,215
Metro Nashville Arpt Auth Rev Series 2019 B, 5% 7/1/2054 (e)	300,000	306,630
		13,207,434
TOTAL TENNESSEE		41,390,723
Texas - 7.2%
Education - 0.5%
Board of Regents of the University of Texas System Series 2020 C, 5% 8/15/2031	880,000	984,438
Houston TX Higher Ed (Rice University, TX Proj.) Series 2024, 5% 5/15/2034	7,215,000	8,278,665
Newark Higher Ed Fin Corp Tex Rev (Abilene Christian Univ, TX Proj.) 5% 4/1/2027	35,000	35,513
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2029	20,000	20,903
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2030	35,000	36,528
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2031	30,000	31,285
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2039	65,000	67,036
Southwest Hrg Ed Auth Tex Rev (Southern Methodist Univ, TX Proj.) 5% 10/1/2040	50,000	51,531
Texas A&M Univ Perm Univ Fund 5% 7/1/2038	1,785,000	1,970,373
University Houston TX Univ Rev Series 2017 A, 5% 2/15/2036	150,000	152,366
University North Tex Univ Rev Series 2017 A, 5% 4/15/2032	105,000	108,816
University TX Perm Univ Fd Series 2016 B, 5% 7/1/2029	105,000	107,719
		11,845,173
Electric Utilities - 0.1%
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2025	295,000	296,939
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2026	370,000	379,059
Lower Colorado River Authority (Lcra Transmission Services Corp Proj.) 5% 5/15/2027	440,000	458,892
Lower Colorado River Authority Series 2015D, 5% 5/15/2028	110,000	110,661
San Antonio TX Elec & Gas Rev Series 2021 A, 5% 2/1/2046	2,010,000	2,105,448
		3,350,999
Escrowed/Pre-Refunded - 0.0%
Central TX Regl Mobility Auth Rev Series A, 5% 1/1/2031 (Pre-refunded to 7/1/2025 at 100)	25,000	25,227
Central TX Regl Mobility Auth Rev Series A, 5% 1/1/2040 (Pre-refunded to 7/1/2025 at 100)	295,000	297,683
		322,910
General Obligations - 3.5%
Bell Cnty TX Gen. Oblig. 2% 2/15/2035	1,500,000	1,208,497
Birdville TX Indpt Sch Dist 2.375% 2/15/2036 (Permanent Sch Fund of Texas Guaranteed)	1,785,000	1,470,397
City of Coppell TX Gen. Oblig. Series 2020, 1.5% 2/1/2036	1,485,000	1,047,389
City of Waco TX Gen. Oblig. Series 2020, 2.375% 2/1/2040	1,460,000	1,095,236
Comal Tex Indpt Sch Dist 3% 2/15/2038 (Permanent Sch Fund of Texas Guaranteed)	1,925,000	1,771,589
Conroe TX Isd Series 2024, 5% 2/15/2036 (Permanent Sch Fund of Texas Guaranteed)	1,715,000	1,935,945
Conroe TX Isd Series 2024, 5% 2/15/2037 (Permanent Sch Fund of Texas Guaranteed)	3,050,000	3,428,115
Conroe TX Isd Series 2024, 5% 2/15/2038 (Permanent Sch Fund of Texas Guaranteed)	1,355,000	1,516,470
Corpus Christi TX Gen. Oblig. 5% 3/1/2039	2,110,000	2,291,299
Corpus Christi TX Gen. Oblig. 5% 3/1/2040	2,215,000	2,391,538
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2028	3,365,000	3,564,725
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2029	2,710,000	2,914,136
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2030	3,435,000	3,744,170
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2031	1,445,000	1,595,330
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2032	2,855,000	3,188,661
Dallas TX Gen. Oblig. Series 2024A, 5% 2/15/2033	1,445,000	1,629,995
Denton TX Gen. Oblig. Series 2020, 2% 2/15/2038	1,530,000	1,135,303
Denton TX Gen. Oblig. Series 2023, 5% 2/15/2041	2,185,000	2,373,139
El Paso Independent School District Series 2020, 5% 8/15/2025 (Permanent Sch Fund of Texas Guaranteed)	220,000	222,581
El Paso Independent School District Series 2020, 5% 8/15/2026 (Permanent Sch Fund of Texas Guaranteed)	380,000	392,174
Fort Bend TX Indpt Sch Dist Series 2021 B, 0.72% tender 8/1/2051 (Permanent Sch Fund of Texas Guaranteed) (b)	505,000	477,137
Fort Worth Tex Indpt Sch Dist Series 2019 A, 2.375% 2/15/2033 (Permanent Sch Fund of Texas Guaranteed)	380,000	333,278
Harris Cnty TX Flood Ctl Dist (Harris Cnty TX Proj.) Gen. Oblig. Series 2021 A, 5% 10/1/2028	500,000	536,397
Harris Cnty TX Flood Ctl Dist (Harris Cnty TX Proj.) Gen. Oblig. Series 2021 A, 5% 10/1/2029	500,000	544,384
Harris Cnty TX Gen. Oblig. 0% 8/15/2025 (National Public Finance Guarantee Corporation Insured) (h)	150,000	146,902
Harris Cnty TX Gen. Oblig. 0% 8/15/2028 (National Public Finance Guarantee Corporation Insured) (h)	255,000	225,379
Houston TX Gen. Oblig. 5% 3/1/2032	100,000	103,336
Houston TX Gen. Oblig. Series 2023, 5% 3/1/2034	3,000,000	3,361,911
Houston TX Gen. Oblig. Series 2023, 5% 3/1/2035	275,000	306,834
Houston TX Gen. Oblig. Series 2023, 5% 3/1/2036	1,000,000	1,111,058
Houston TX Gen. Oblig. Series 2023, 5% 3/1/2037	900,000	997,234
Houston TX Gen. Oblig. Series 2023, 5% 3/1/2038	1,450,000	1,599,527
Houston TX Gen. Oblig. Series 2023, 5.25% 3/1/2039	2,000,000	2,233,507
Houston TX Gen. Oblig. Series 2023, 5.25% 3/1/2040	1,800,000	2,001,367
Houston TX Gen. Oblig. Series 2023, 5.25% 3/1/2041	1,000,000	1,105,217
Houston TX Gen. Oblig. Series 2023, 5.25% 3/1/2042	2,750,000	3,029,425
Houston TX Gen. Oblig. Series 2023, 5.25% 3/1/2043	3,350,000	3,678,072
Katy TX Ind Sch Dist Series 2023, 5% 2/15/2040 (Permanent Sch Fund of Texas Guaranteed)	1,170,000	1,275,899
Mansfield TX Gen. Oblig. 2.5% 2/15/2038	1,150,000	931,791
New Braunfels TX Isd 2.5% 2/1/2035 (Permanent Sch Fund of Texas Guaranteed)	1,850,000	1,576,646
Northside TX Indpt Sch Dist (Permanent Sch Fund Of Texas Proj.) Series 2020, 0.7% tender 6/1/2050 (Permanent Sch Fund of Texas Guaranteed) (b)	730,000	719,096
Northside TX Indpt Sch Dist Series 2023 B, 3% tender 8/1/2053 (Permanent Sch Fund of Texas Guaranteed) (b)	5,135,000	5,094,954
Northside TX Indpt Sch Dist Series 2024B, 3.45% tender 8/1/2054 (Permanent Sch Fund of Texas Guaranteed) (b)	4,345,000	4,350,906
Prosper Tex Indpt Sch Dist Series 2019 B, 4% tender 2/15/2050 (Permanent Sch Fund of Texas Guaranteed) (b)	1,010,000	1,016,468
Tarrant Cnty Tex Hosp Dist Gen. Oblig. Series 2023, 5% 8/15/2033	1,000,000	1,113,991
Weatherford Tex Indpt Sch Dist 0% 2/15/2033 (Permanent Sch Fund of Texas Guaranteed) (h)	350,000	263,715
		77,051,120
Health Care - 0.2%
Harris Cnty TX Cultural Ed Facs Fin Corp Med Facs Rev (Baylor College of Medicine Proj.) Series 2024A, 5% 5/15/2029	1,725,000	1,844,080
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Childrens Hospital, TX Proj.) Series 2015 1, 5% 10/1/2029	70,000	70,900
Harris Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Childrens Hospital, TX Proj.) Series 2021 A, 3% 10/1/2051	1,000,000	769,523
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2028	25,000	25,436
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2030	95,000	96,606
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2032	50,000	50,757
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2036	35,000	35,330
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2037	55,000	55,440
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2038	80,000	80,534
Irving TX Hosp Auth Hosp Rev Series 2017A, 5% 10/15/2044	80,000	80,338
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev (Childrens Med Ctr of Dallas Proj.) Series 2017A, 5% 8/15/2027	40,000	41,795
New Hope Cultural Ed Facs Fin Corp Tex Cap Impt Rev (Childrens Med Ctr of Dallas Proj.) Series 2017A, 5% 8/15/2029	100,000	103,953
Tarrant Cnty TX Cultural Ed Facs Fin Corp Rev (Texas Health Resources Proj.) Series 2016 A, 4% 2/15/2035	255,000	253,167
		3,507,859
Housing - 0.4%
Houston Tex Fin Corp Multifamilty Hsg Rev 5% tender 8/1/2041 (b)	1,035,000	1,052,352
Texas Dept Hsg & Cmnty Affrs Res Mtg Rev (TX Residential Mortgage Proj.) Series 2023B, 6% 1/1/2054	2,135,000	2,324,153
Texas St Dept Hsg & Cmnty Affairs Multifamily Hsg Rev Series 2019, 2.95% 7/1/2036	1,042,862	901,008
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) 3.5% 3/1/2051	215,000	212,153
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) Series 2018 A, 4.25% 9/1/2048	3,195,000	3,139,332
Texas St Dept Hsg & Cmnty Sfr (TX Single Family Mortgage Proj.) Series 2019 A, 4% 3/1/2050	175,000	175,512
Texas St Dept Hsg & Cmnty Sfr Series 2023 C, 6% 3/1/2054	1,755,000	1,913,874
		9,718,384
Special Tax - 0.1%
Texas Transn Commn Gen. Oblig. Series 2014 B, 0.65% tender 10/1/2041 (Texas State Guaranteed) (b)	3,195,000	3,053,490
Transportation - 1.5%
Austin Tex Airport Sys 5% 11/15/2026 (e)	50,000	50,093
Austin Tex Airport Sys 5% 11/15/2027 (e)	65,000	65,111
Austin Tex Airport Sys 5% 11/15/2028 (e)	75,000	75,127
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2028 (e)	50,000	51,038
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2030 (e)	80,000	81,622
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2032 (e)	60,000	61,138
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2035 (e)	65,000	66,035
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2036 (e)	105,000	106,582
Austin Tex Airport Sys Series 2017 B, 5% 11/15/2037 (e)	70,000	70,983
Central TX Regl Mobility Auth Rev 5% 1/1/2027	1,055,000	1,070,423
Central TX Regl Mobility Auth Rev Series A, 5% 1/1/2028	65,000	65,518
City of Houston TX Airport System Revenue Series 2018 A, 5% 7/1/2041 (e)	880,000	895,847
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2029 (e)	100,000	104,142
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2030 (e)	105,000	109,303
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2031 (e)	75,000	78,017
City of Houston TX Airport System Revenue Series 2018 C, 5% 7/1/2032 (e)	90,000	93,388
Dallas Fort Worth International Airport Series 2022B, 5% 11/1/2037	3,000,000	3,310,943
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2018 A, 5% 10/1/2038	160,000	167,182
Grand Parkway Transportation Corp (Grand Parkway Trans Corp Tela Proj.) Series 2023, 5% tender 10/1/2052 (b)	5,825,000	6,107,709
Harris Cnty Tex Toll Rd Rev (Harris County Toll Road Auth Proj.) Series 2018 A, 5% 8/15/2043	585,000	602,713
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2026 (e)	50,000	50,583
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2027 (e)	110,000	111,088
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2028 (e)	165,000	166,548
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2029 (e)	100,000	100,925
Love Field TX Arpt Mod Rev Series 2015, 5% 11/1/2032 (e)	185,000	186,513
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2025 (e)	50,000	50,630
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2026 (e)	50,000	51,264
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2027 (e)	50,000	51,162
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2028 (e)	90,000	91,832
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2029 (e)	65,000	66,304
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2030 (e)	50,000	50,993
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2031 (e)	115,000	117,222
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2032 (e)	130,000	132,420
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2033 (e)	50,000	50,886
Love Field TX Arpt Mod Rev Series 2017, 5% 11/1/2034 (e)	50,000	50,814
North TX Twy Auth Rev 0% 1/1/2035 (Assured Guaranty Inc Insured) (h)	7,375,000	5,025,005
North TX Twy Auth Rev 3% 1/1/2046	9,330,000	7,269,233
North TX Twy Auth Rev 5% 1/1/2030	20,000	20,270
North TX Twy Auth Rev 5% 1/1/2031	30,000	30,416
North TX Twy Auth Rev 5% 1/1/2031	50,000	50,742
North TX Twy Auth Rev 5% 1/1/2033	60,000	61,824
North TX Twy Auth Rev 5% 1/1/2034	150,000	170,023
North TX Twy Auth Rev 5% 1/1/2034	75,000	77,188
North TX Twy Auth Rev 5% 1/1/2035	110,000	113,034
North TX Twy Auth Rev 5% 1/1/2036	65,000	65,796
North TX Twy Auth Rev 5% 1/1/2037	65,000	66,589
North TX Twy Auth Rev Series 2015A, 5% 1/1/2032	170,000	170,000
North TX Twy Auth Rev Series 2018, 4% 1/1/2037	625,000	625,016
North TX Twy Auth Rev Series 2018, 4% 1/1/2038	1,280,000	1,275,127
North TX Twy Auth Rev Series A, 5% 1/1/2039	1,650,000	1,708,992
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2036	210,000	207,633
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2039	530,000	515,192
Texas Private Activity Bd Surface Transn Corp Rev (Lbj Infrastructure Group LLC Proj.) 4% 6/30/2040	440,000	425,661
		32,439,839
Water & Sewer - 0.9%
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2037	1,000,000	1,106,035
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2038	1,250,000	1,375,974
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2039	1,750,000	1,915,969
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2040	2,000,000	2,181,307
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2041	2,000,000	2,170,132
Austin TX Wtr & Wastewtr Sys Series 2022, 5% 11/15/2042	3,000,000	3,244,388
City of El Paso TX Water & Sewer Revenue Series 2022, 5% 3/1/2036	1,000,000	1,082,454
Dallas TX Wtrwks & Swr Sys Rev Series 2017, 5% 10/1/2046	585,000	601,599
Houston TX Util Sys Rev 4% 11/15/2043	1,030,000	999,629
Houston TX Util Sys Rev 5% 11/15/2045	1,030,000	1,081,762
San Antonio TX Wtr Rev Series 2020 A, 5% 5/15/2050	625,000	651,198
Texas Wtr Dev Brd 3% 10/15/2038	1,000,000	890,689
Texas Wtr Dev Brd 5% 8/1/2030	295,000	324,744
Texas Wtr Dev Brd Series 2022, 4.45% 10/15/2036	3,000,000	3,195,767
		20,821,647
TOTAL TEXAS		162,111,421
Utah - 0.5%
Health Care - 0.0%
Utah Cnty Utah Hosp Rev (IHC Health Services Inc Proj.) Series 2020 A, 5% 5/15/2050	295,000	308,099
Housing - 0.0%
Utah Hsg Corp Series 2021E(G2), 2% 4/21/2051	370,759	301,254
Special Tax - 0.0%
Mida Mountain Village Public Infrastructure District Series 2024 1, 5.125% 6/15/2054 (g)	1,000,000	964,054
Transportation - 0.5%
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2025 (e)	100,000	100,612
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2027 (e)	215,000	221,924
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2029 (e)	190,000	195,402
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2030 (e)	140,000	143,767
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2031 (e)	265,000	271,990
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2033 (e)	205,000	209,990
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2035 (e)	205,000	209,422
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2036 (e)	275,000	280,598
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2037 (e)	690,000	703,181
Salt Lake City UT Arpt Rev Series 2017A, 5% 7/1/2042 (e)	1,240,000	1,255,961
Salt Lake City UT Arpt Rev Series 2018A, 5% 7/1/2033 (e)	485,000	501,540
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2037 (e)	815,000	891,689
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2042 (e)	2,500,000	2,678,657
Salt Lake City UT Arpt Rev Series 2023A, 5.25% 7/1/2043 (e)	2,715,000	2,898,322
		10,563,055
TOTAL UTAH		12,136,462
Vermont - 0.1%
Education - 0.1%
Vermont Edl & Hlth Bldgs Fin Agy (Champlain College Proj.) 5% 10/15/2041	230,000	214,767
Vermont Edl & Hlth Bldgs Fin Agy (Champlain College Proj.) 5% 10/15/2046	290,000	260,393
Vermont Edl & Hlth Bldgs Fin Agy (Middlebury College, VT Proj.) 5% 11/1/2049	475,000	492,715
Vermont St Stud Assit Corp 5% 6/15/2028 (e)	295,000	303,277
Vermont St Stud Assit Corp Series 2019 A, 5% 6/15/2027 (e)	295,000	301,672
Vermont St Stud Assit Corp Series 2019 A, 5% 6/15/2029 (e)	500,000	512,278
		2,085,102
Housing - 0.0%
Vermont Hsg Fin Agy (Vermont Hsg Purp Bond Prog 7/1/07 Proj.) Series 2021A, 3% 11/1/2051	316,000	305,280
TOTAL VERMONT		2,390,382
Virginia - 0.5%
General Obligations - 0.2%
Arlington Cnty VA Gen. Oblig. Series 2021, 5% 6/15/2028	1,340,000	1,433,699
Virginia Comwlth Transn Brd Tr (Virginia St Proj.) 5% 5/15/2032	45,000	47,297
Virginia St Pub Bldg Auth Pub (Virginia St Proj.) Series 2019A, 4% 8/1/2036	675,000	685,691
Virginia St Pub Sch Auth Spl Oblig Stafford Cnty (County of Stafford VA Proj.) Series 2023, 5% 8/1/2039	1,235,000	1,380,926
		3,547,613
Health Care - 0.1%
Fredericksburg VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) 5% 6/15/2030	65,000	65,340
Lynchburg Economic Development Authority (Centra Health Proj.) Series 2021, 3% 1/1/2051	2,250,000	1,681,647
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 3% 6/15/2029	30,000	29,038
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 4% 6/15/2037	35,000	33,494
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2027	75,000	76,540
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2030	30,000	30,582
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2033	20,000	20,337
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2034	40,000	40,627
Stafford Cnty VA Economic Dev Auth Hosp Facs Rev (Mary Washington Hospital,Va Proj.) Series 2016, 5% 6/15/2035	110,000	111,632
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2034	75,000	75,773
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2035	75,000	75,706
Winchester Economic Development Authority (Valley Health Proj.) 5% 1/1/2044	50,000	50,247
		2,290,963
Housing - 0.0%
Fairfax Cnty VA Redev & Hsg Auth Multi-Family Hsg Rev 5% tender 1/1/2045 (b)	740,000	761,661
Transportation - 0.1%
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 1/1/2035 (e)	955,000	945,268
Virginia Small Business Fing Auth Rev (Elizabeth River Crossings Opco LLC Proj.) Series 2022, 4% 7/1/2035 (e)	720,000	711,290
		1,656,558
Water & Sewer - 0.1%
Chesapeake VA Wtr & Swr Sys 2% 7/1/2035	1,345,000	1,075,456
Chesapeake VA Wtr & Swr Sys 2% 7/1/2036	1,370,000	1,070,754
		2,146,210
TOTAL VIRGINIA		10,403,005
Washington - 3.2%
Education - 0.4%
Washington St Higher Ed Facs (Gonzaga University Proj.) Series 2019 A, 3% 4/1/2049	1,280,000	988,360
Washington St Higher Ed Facs (Whitman College Proj.) Series 2024, 4% 1/1/2043	865,000	837,991
Washington St Higher Ed Facs (Whitworth University Proj.) 5% 10/1/2027	110,000	111,921
Washington St Higher Ed Facs (Whitworth University Proj.) 5% 10/1/2028	110,000	111,813
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2035	115,000	115,962
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2036	175,000	176,292
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2016 A, 5% 10/1/2040	170,000	170,536
Washington St Higher Ed Facs (Whitworth University Proj.) Series 2019, 4% 10/1/2049	1,280,000	1,063,111
Washington St Hsg Fin Commn Nonprofit Rev (Seattle Academy Arts Sciences Proj.) Series 2023, 5.625% 7/1/2038 (g)	1,215,000	1,325,244
Washington St Hsg Fin Commn Nonprofit Rev (Seattle Academy Arts Sciences Proj.) Series 2023, 5.875% 7/1/2043 (g)	1,350,000	1,468,565
Washington St Hsg Fin Commn Nonprofit Rev (Seattle Academy Arts Sciences Proj.) Series 2023, 6.125% 7/1/2053 (g)	3,000,000	3,264,181
		9,633,976
General Obligations - 1.7%
City of Olympia WA Gen. Oblig. 2% 12/1/2030	1,265,000	1,123,376
Spokane Cnty WA Sch Dist 81 Series 2017 B, 5% 12/1/2029 (State of Washington Guaranteed)	2,325,000	2,446,428
State of Washington Gen. Oblig. Series 2015C, 5% 2/1/2034	210,000	210,281
State of Washington Gen. Oblig. Series 2016D, 5% 2/1/2028	1,000,000	1,019,360
State of Washington Gen. Oblig. Series 2017D, 5% 2/1/2033	180,000	186,197
State of Washington Gen. Oblig. Series 2022C, 5% 2/1/2041	3,225,000	3,497,436
State of Washington Gen. Oblig. Series 2023A, 5% 8/1/2041	2,985,000	3,252,834
State of Washington Gen. Oblig. Series 2024 C, 5% 2/1/2030	12,740,000	13,960,630
State of Washington Gen. Oblig. Series 2024 C, 5% 2/1/2031	6,630,000	7,366,845
State of Washington Gen. Oblig. Series 2024 D, 5% 6/1/2032	3,875,000	4,376,790
State of Washington Gen. Oblig. Series R 2017A, 5% 8/1/2030	105,000	107,801
State of Washington Gen. Oblig. Series R 2022 D, 4% 7/1/2036	850,000	874,711
State of Washington Gen. Oblig. Series R 2022 D, 4% 7/1/2037	590,000	604,703
		39,027,392
Health Care - 0.2%
Washington St Health Care Facs Auth Rev (CommonSpirit Health Proj.) Series 2019 A 2, 5% 8/1/2044	340,000	349,128
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2025	40,000	40,147
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2027	80,000	81,998
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2028	95,000	97,552
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2029	35,000	35,874
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2030	45,000	46,106
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2031	55,000	56,317
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2032	100,000	102,288
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2033	145,000	148,124
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2034	35,000	35,697
Washington St Health Care Facs Auth Rev (Overlake Hospital Med Ctr, WA Proj.) 5% 7/1/2042	485,000	488,348
Washington St Health Care Facs Auth Rev (Providence Health Systems Proj.) 5% 10/1/2025	260,000	260,148
Washington St Health Care Facs Auth Rev (Seattle Children's Hospital Proj.) Series B, 5% 10/1/2038	2,050,000	2,179,738
Washington St Health Care Facs Auth Rev (Virginia Mason Medical Ctr WA Proj.) Series 2017, 4% 8/15/2042	605,000	558,379
		4,479,844
Housing - 0.3%
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 4% 6/1/2026	165,000	166,341
King Cnty Wash Hsg Auth Hsg Rev (King Cnty WA Mhsg Rev 2019 Proj.) Series 2021, 4% 6/1/2028	105,000	106,239
Seattle Wash Hsg Auth Rev Series 2020 A, 3% 6/1/2052	3,325,000	2,416,542
Seattle Wash Hsg Auth Rev Series 2021, 1% 6/1/2026	255,000	243,129
Seattle Wash Hsg Auth Rev Series 2021, 3% 6/1/2046	1,010,000	781,708
Seattle Wash Hsg Auth Rev Series 2023, 4.375% 12/1/2030	1,080,000	1,091,494
Seattle Wash Hsg Auth Rev Series 2023, 5% 6/1/2027	725,000	742,238
Washington St Hsg Fin Commn Multifamily Hsg Rev Series 2023, 5% tender 12/1/2043 (b)	1,600,000	1,632,910
		7,180,601
Special Tax - 0.3%
Washington St Convention Ctr Pub Facs Dist Series 2021 B, 3% 7/1/2058 (Assured Guaranty Municipal Corp Insured)	1,940,000	1,393,476
Washington St Convention Ctr Pub Facs Dist Series 2021, 3% 7/1/2043	335,000	265,701
Washington St Convention Ctr Pub Facs Dist Series 2021, 4% 7/1/2031	4,190,000	4,229,503
		5,888,680
Transportation - 0.3%
Port Seattle WA Rev Series 2019, 4% 4/1/2044 (e)	185,000	172,827
Port Seattle WA Rev Series 2019, 5% 4/1/2035 (e)	2,200,000	2,283,378
Port Seattle WA Rev Series 2019, 5% 4/1/2044 (e)	440,000	450,338
Port Seattle WA Rev Series 2021C, 5% 8/1/2025 (e)	465,000	468,398
Port Seattle WA Rev Series 2021C, 5% 8/1/2026 (e)	640,000	653,560
Port Seattle WA Rev Series 2021C, 5% 8/1/2027 (e)	395,000	408,712
Port Seattle WA Rev Series 2021C, 5% 8/1/2028 (e)	1,105,000	1,157,236
Port Seattle WA Rev Series B, 5% 10/1/2028 (e)	175,000	178,131
Port Seattle WA Rev Series B, 5% 10/1/2030 (e)	100,000	101,569
		5,874,149
TOTAL WASHINGTON		72,084,642
West Virginia - 1.1%
Health Care - 1.0%
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2031	80,000	83,005
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2032	70,000	72,538
West Virginia St Hosp Fin Auth Hosp Rev (Cabell-Huntington Hsp, WV Proj.) Series 2018 A, 5% 1/1/2043	725,000	730,914
West Virginia St Hosp Fin Auth Hosp Rev (Vandalia Health Proj.) Series 2023B, 6% 9/1/2048	3,440,000	3,849,844
West Virginia St Hosp Fin Auth Hosp Rev (Vandalia Health Proj.) Series 2023B, 6% 9/1/2053	11,390,000	12,661,279
West Virginia St Hosp Fin Auth Hosp Rev (West Virginia United Health Sy Stem Proj.) Series 2023 A, 5% 6/1/2039	1,125,000	1,216,208
West Virginia St Hosp Fin Auth Hosp Rev (West Virginia United Health Sy Stem Proj.) Series 2023 A, 5% 6/1/2040	1,030,000	1,108,127
West Virginia St Hosp Fin Auth Hosp Rev (West Virginia United Health Sy Stem Proj.) Series 2023 A, 5% 6/1/2041	1,030,000	1,103,176
West Virginia St Hosp Fin Auth Hosp Rev (West Virginia United Health Sy Stem Proj.) Series 2023 A, 5% 6/1/2043	1,830,000	1,944,424
		22,769,515
Transportation - 0.1%
West Virginia Parkways Authority Series 2021, 5% 6/1/2025	295,000	297,156
West Virginia Parkways Authority Series 2021, 5% 6/1/2026	295,000	302,776
West Virginia Parkways Authority Series 2021, 5% 6/1/2027	295,000	308,479
West Virginia Parkways Authority Series 2021, 5% 6/1/2028	440,000	468,084
		1,376,495
TOTAL WEST VIRGINIA		24,146,010
Wisconsin - 1.6%
Education - 0.2%
Public Fin Auth WI Revenue (Roseman Univ of Hlth Sciences Proj.) Series 2020, 5% 4/1/2040 (g)	100,000	102,196
Public Fin Auth Wis Edl Fac Rev (Queens University of Charlotte Proj.) 5.25% 3/1/2042	500,000	511,498
Public Fin Auth Wis Edl Fac Rev (Queens University of Charlotte Proj.) 5.25% 3/1/2047	2,175,000	2,198,343
Public Fin Auth Wis Edl Fac Rev (Wingate University Proj.) 5.25% 10/1/2043	280,000	277,720
Public Fin Auth Wis Edl Fac Rev (Wingate University Proj.) 5.25% 10/1/2048	470,000	457,512
Wisconsin Health & Educational Facilities Authority (Marquette University, WI Proj.) Series 2019, 5% 10/1/2030	120,000	128,590
Wisconsin Health & Educational Facilities Authority (Marquette University, WI Proj.) Series 2019, 5% 10/1/2032	250,000	267,246
		3,943,105
Electric Utilities - 0.0%
Wisconsin Health & Educational Facilities Authority (Milwaukee Reg Med Center Thermal Proj.) 5% 4/1/2034	585,000	614,863
Escrowed/Pre-Refunded - 0.0%
Wisconsin Health & Educational Facilities Authority Series 2017 A, 5% 9/1/2029 (Pre-refunded to 9/1/2027 at 100)	295,000	308,596
Wisconsin Health & Educational Facilities Authority Series 2017 A, 5% 9/1/2031 (Pre-refunded to 9/1/2027 at 100)	50,000	52,304
Wisconsin Health & Educational Facilities Authority Series 2017 A, 5% 9/1/2033 (Pre-refunded to 9/1/2027 at 100)	85,000	88,917
Wisconsin Health & Educational Facilities Authority Series 2017 A, 5% 9/1/2035 (Pre-refunded to 9/1/2027 at 100)	95,000	99,378
		549,195
General Obligations - 0.2%
Howard Suamico WI Scd 2% 3/1/2037	585,000	447,262
Madison WI Gen. Oblig. 3% 10/1/2036	1,385,000	1,273,083
Wisconsin St Gen. Oblig. 5% 5/1/2036	1,840,000	1,942,289
		3,662,634
Health Care - 1.0%
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 3% 6/1/2045	2,645,000	2,072,046
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 4% 6/1/2045	900,000	844,265
Public Fin Auth WI Hosp Rev (Renown Regional Medical Center Proj.) 5% 6/1/2034	1,750,000	1,858,710
Public Fin Auth WI Hosp Rev (WakeMed Proj.) 5% 10/1/2044	690,000	709,732
Public Fin Auth WI Revenue (Bayhealth Medical Center Inc Proj.) Series 2021 A, 3% 7/1/2050	655,000	491,583
Public Fin Auth WI Revenue (Prime Healthcare Foundation Inc Proj.) Series 2018A, 5% 12/1/2027	625,000	634,448
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2043 (g)	130,000	128,001
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2048 (g)	110,000	105,305
Public Fin Auth Wis Retirement Fac Rev (Southminster NC Proj.) 5% 10/1/2053 (g)	90,000	84,541
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5% 5/15/2025 (g)	45,000	44,997
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5% 5/15/2028 (g)	70,000	70,519
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2037 (g)	50,000	50,451
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2042 (g)	415,000	415,998
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2047 (g)	25,000	24,553
Public Fin Auth Wis Sr Living Rev (Mary's Woods at Marylhurst Inc Proj.) 5.25% 5/15/2052 (g)	45,000	43,304
Public Finance Authority (Blue Ridge Healthcare Proj.) Series 2020 A, 3% 1/1/2050	1,290,000	971,802
Wisconsin Health & Educational Facilities Authority (Ascension Health Credit Group Proj.) Series 2016 A, 5% 11/15/2036	255,000	258,797
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Proj.) 5% 2/15/2028	120,000	121,397
Wisconsin Health & Educational Facilities Authority (Medical College of WI Inc Proj.) Series 2016, 4% 12/1/2046	1,610,000	1,540,370
Wisconsin Health & Educational Facilities Authority (Prohealth Care Inc Proj.) Series 2015, 3.15% 8/15/2027	1,000,000	982,966
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2026	105,000	105,074
Wisconsin Health & Educational Facilities Authority (St Camillus Health System Proj.) Series 2019A, 5% 11/1/2046	300,000	276,114
Wisconsin St Health & Edl Facs Auth Rev (Advocate Health Care Network Proj.) 5% tender 8/15/2054 (b)	1,235,000	1,321,082
Wisconsin St Health & Edl Facs Auth Rev (Advocate Health Care Network Proj.) Series 2018C 4, 5% tender 8/15/2054 (b)	850,000	908,153
Wisconsin St Health & Edl Facs Auth Rev (Aspirus Wausau Hospital Inc Proj.) Series 2021, 3% 8/15/2051	6,800,000	5,217,282
Wisconsin St Health & Edl Facs Auth Rev (Gundersen Clinic - LA Crosse Proj.) Series 2021 A, 3% 10/15/2038	865,000	736,082
Wisconsin St Health & Edl Facs Auth Rev (Gundersen Clinic - LA Crosse Proj.) Series 2021 A, 3% 10/15/2039	450,000	378,365
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 4.5% 2/15/2054 (Build America Mutual Assurance Co Insured)	795,000	760,694
Wisconsin St Health & Edl Facs Auth Rev (Marshfield Clinic Proj.) Series 2024 A, 5.5% 2/15/2054	850,000	920,228
		22,076,859
Housing - 0.1%
Wisconsin Hsg & Eda Hsg Rev (Wi Mhsg Rev 2007 Proj.) 0.81% tender 11/1/2052 (b)	70,000	69,071
Wisconsin Hsg & Eda Hsg Rev (Wi Mhsg Rev 2007 Proj.) Series 2023 E, 3.875% tender 11/1/2054 (b)	1,365,000	1,368,687
		1,437,758
Industrial Development - 0.1%
Public Fin Auth WI Revenue (Mclemore Hotel Proj.) Series 2021 A, 4.5% 6/1/2056 (g)	2,640,000	2,097,821
Public Fin Auth WI Revenue (Mclemore Hotel Proj.) Series 2021 B, 6.5% 6/1/2056 (g)	625,000	520,662
		2,618,483
TOTAL WISCONSIN		34,902,897
TOTAL MUNICIPAL SECURITIES (Cost $2,094,186,290)		2,096,938,000

Money Market Funds - 6.2%
	Yield (%)	Shares	Value ($)
Fidelity Municipal Cash Central Fund (k)(l) (Cost $138,724,561)	3.99	138,696,822	138,724,561

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $2,232,910,851)	2,235,662,561
NET OTHER ASSETS (LIABILITIES) - 0.7%	15,620,604
NET ASSETS - 100.0%	2,251,283,165

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Non-income producing - Security is in default.
(d)	Level 3 security
(e)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,305,374 or 0.8% of net assets.

(h)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Central Fund.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund	158,260,767	773,697,997	793,237,890	3,036,111	3,676	11	138,724,561	138,696,822	4.4%
Total	158,260,767	773,697,997	793,237,890	3,036,111	3,676	11	138,724,561	138,696,822

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities
Education	206,864,835	-	206,864,835	-
Electric Utilities	70,389,848	-	70,389,848	-
Escrowed/Pre-Refunded	7,479,353	-	7,479,353	-
General Obligations	624,224,698	-	624,224,698	-
Health Care	295,985,985	-	295,044,443	941,542
Housing	149,976,883	-	149,976,883	-
Industrial Development	30,692,651	-	30,692,651	-
Other	2,707,533	-	2,707,533	-
Special Tax	196,782,905	-	196,782,905	-
Tobacco Bonds	24,931,083	-	24,931,083	-
Transportation	390,972,814	-	390,972,814	-
Water & Sewer	95,929,412	-	95,929,412	-

Money Market Funds	138,724,561	138,724,561	-	-
Total Investments in Securities:	2,235,662,561	138,724,561	2,095,996,458	941,542
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,094,186,290)	$2,096,938,000
Fidelity Central Funds (cost $138,724,561)	138,724,561

Total Investment in Securities (cost $2,232,910,851)		$2,235,662,561
Cash		100,530
Receivable for investments sold		628
Receivable for fund shares sold		183,744
Interest receivable		24,662,230
Distributions receivable from Fidelity Central Funds		395,631
Prepaid expenses		1,797
Other receivables		224
Total assets		2,261,007,345
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,776,553
Payable for fund shares redeemed	1,165,338
Distributions payable	6,054,764
Accrued management fee	622,166
Other payables and accrued expenses	105,359
Total liabilities		9,724,180
Net Assets		$2,251,283,165
Net Assets consist of:
Paid in capital		$2,255,032,330
Total accumulated earnings (loss)		(3,749,165)
Net Assets		$2,251,283,165
Net Asset Value, offering price and redemption price per share ($2,251,283,165 ÷ 228,596,290 shares)		$9.85
Statement of Operations
Year ended December 31, 2024
Investment Income
Interest		$72,863,446
Income from Fidelity Central Funds		3,036,111
Total income		75,899,557
Expenses
Management fee	$6,908,907
Custodian fees and expenses	21,482
Independent trustees' fees and expenses	5,246
Registration fees	128,223
Audit fees	68,546
Legal	2,055
Miscellaneous	12,246
Total expenses before reductions	7,146,705
Expense reductions	(46,188)
Total expenses after reductions		7,100,517
Net Investment income (loss)		68,799,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	863,068
Fidelity Central Funds	3,676
Total net realized gain (loss)		866,744
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(33,155,543)
Fidelity Central Funds	11
Total change in net unrealized appreciation (depreciation)		(33,155,532)
Net gain (loss)		(32,288,788)
Net increase (decrease) in net assets resulting from operations		$36,510,252
Statement of Changes in Net Assets

	Year ended December 31, 2024	Year ended December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$68,799,040	$46,560,140
Net realized gain (loss)	866,744	3,794,109
Change in net unrealized appreciation (depreciation)	(33,155,532)	77,889,625
Net increase (decrease) in net assets resulting from operations	36,510,252	128,243,874
Distributions to shareholders	(66,649,568)	(45,020,842)

Share transactions
Proceeds from sales of shares	984,057,973	1,739,362,521
Reinvestment of distributions	22,861	27,360
Cost of shares redeemed	(625,587,744)	(1,006,088,915)

Net increase (decrease) in net assets resulting from share transactions	358,493,090	733,300,966
Total increase (decrease) in net assets	328,353,774	816,523,998

Net Assets
Beginning of period	1,922,929,391	1,106,405,393
End of period	$2,251,283,165	$1,922,929,391

Other Information
Shares
Sold	99,208,861	183,901,067
Issued in reinvestment of distributions	2,309	2,825
Redeemed	(63,170,893)	(106,852,724)
Net increase (decrease)	36,040,277	77,051,168

Financial Highlights
Fidelity® SAI Municipal Income Fund

Years ended December 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.99	$9.58	$10.88	$10.85	$10.70
Income from Investment Operations
Net investment income (loss) A,B	.329	.310	.218	.203	.265
Net realized and unrealized gain (loss)	(.150)	.399	(1.297)	.048	.183
Total from investment operations	.179	.709	(1.079)	.251	.448
Distributions from net investment income	(.318)	(.299)	(.221)	(.207)	(.266)
Distributions from net realized gain	(.001)	-	-	(.014)	(.032)
Total distributions	(.319)	(.299)	(.221)	(.221)	(.298)
Net asset value, end of period	$9.85	$9.99	$9.58	$10.88	$10.85
Total Return C	1.83%	7.55%	(9.94)%	2.33%	4.27%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.35%	.37%	.38%	.36%	.37%
Expenses net of fee waivers, if any	.34%	.36%	.36%	.36%	.36%
Expenses net of all reductions	.34%	.36%	.36%	.36%	.36%
Net investment income (loss)	3.32%	3.22%	2.16%	1.87%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$2,251,283	$1,922,929	$1,106,405	$2,513,106	$1,586,052
Portfolio turnover rate F	10%	14%	26% G	4%	17%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity SAI Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed income, which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$46,233,851
Gross unrealized depreciation	(39,578,598)
Net unrealized appreciation (depreciation)	$6,655,253
Tax Cost	$2,229,007,308

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,403,136)
Net unrealized appreciation (depreciation) on securities and other investments	$6,655,253

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,269,697)
Long-term	(7,133,439)
Total capital loss carryforward	$(10,403,136)

Due to large redemptions in a prior period, Fidelity SAI Municipal Income Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	December 31, 2024	December 31, 2023
Tax-exempt Income	66,426,167	45,020,842
Ordinary Income	$223,401	$-
Total	$66,649,568	$ 45,020,842

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Municipal Income Fund	571,996,248	195,482,232
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .332% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annualized management fee rate was .33% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Municipal Income Fund	94,966,129	-	-

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.

Amount ($)
Fidelity SAI Municipal Income Fund	3,126
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $610.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $45,578.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2025

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 16.21% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fixed management fee rate (the management fee). In its review of the fund's management fee and total expense ratio, the Board considered a pro forma management fee rate as if the new management fee structure had been in effect for the 12-month period ended December 31, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2023 and below the competitive median of the asset size peer group for 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2023 and below the competitive median of the total expense asset size peer group for 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) portfolio manager changes that have occurred during the past year; (ii) hiring, training, compensating, and retaining adviser and sub-adviser personnel; (iii) the terms of the funds' various management fee structures and arrangements for transfer agent and pricing and bookkeeping services; (iv) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (v) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (vi) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (vii) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (viii) matters related to money market funds, exchange-traded funds, and target date funds; (ix) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; and (x) the terms of management contracts between Fidelity and other funds and products not overseen by the Board.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2025.

1.9887613.106
SIM-ANN-0325
Fidelity® SAI International Credit Fund

Annual Report
December 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2025 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI International Credit Fund
Schedule of Investments December 31, 2024
Showing Percentage of Net Assets
Foreign Government and Government Agency Obligations - 8.9%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.9%
Australian Commonwealth 1.75% 11/21/2032 (b)	AUD	12,670,000	6,527,996
CANADA - 3.3%
Canadian Government 1.5% 12/1/2031	CAD	850,000	532,707
Canadian Government 1.5% 6/1/2031	CAD	4,300,000	2,718,592
Canadian Government 2% 6/1/2032	CAD	16,500,000	10,617,761
Canadian Government 2.75% 6/1/2033	CAD	780,000	525,459
Canadian Government 3% 6/1/2034	CAD	6,775,000	4,630,452
Canadian Government 3.25% 12/1/2033	CAD	6,200,000	4,330,906
TOTAL CANADA			23,355,877
GERMANY - 2.1%
German Federal Republic 2.5% 7/4/2044 (b)	EUR	11,140,000	11,386,963
German Federal Republic 2.6% 5/15/2041 (b)	EUR	830,000	859,069
German Federal Republic 3.25% 7/4/2042 (b)	EUR	2,350,000	2,654,829
TOTAL GERMANY			14,900,861
JAPAN - 2.6%
Japan Government 0.005% 2/1/2025	JPY	1,050,850,000	6,678,235
Japan Government 0.005% 4/1/2025	JPY	270,000,000	1,715,374
Japan Government 0.1% 3/20/2025	JPY	320,000,000	2,033,503
Japan Government 0.4% 6/20/2025	JPY	647,500,000	4,117,918
Japan Government 0.9% 9/20/2034	JPY	295,250,000	1,844,569
Japan Government 2.1% 3/20/2025	JPY	303,300,000	1,935,515
TOTAL JAPAN			18,325,114
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $64,910,520)			63,109,848

Non-Convertible Corporate Bonds - 54.5%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.7%
Financials - 0.7%
Financial Services - 0.3%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	2,689,000	2,515,974
Insurance - 0.4%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	2,384,000	2,662,977
TOTAL AUSTRALIA			5,178,951
BELGIUM - 0.6%
Financials - 0.6%
Banks - 0.6%
KBC Group NV 6.324% 9/21/2034 (c)(d)		3,990,000	4,127,292
CZECH REPUBLIC - 0.7%
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
CPI Property Group SA 1.5% 1/27/2031 (b)	EUR	2,375,000	1,947,376
CPI Property Group SA 6% 1/27/2032 (b)	EUR	3,095,000	3,204,353

TOTAL CZECH REPUBLIC			5,151,729
DENMARK - 2.2%
Consumer Staples - 0.2%
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	1,630,000	1,722,387
Financials - 1.7%
Banks - 1.7%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	7,880,000	8,403,496
Jyske Bank A/S 5% 10/26/2028 (b)(c)	EUR	910,000	988,024
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	1,553,000	1,699,942
			11,091,462
Industrials - 0.3%
Transportation Infrastructure - 0.3%
DSV Finance BV 3.25% 11/6/2030 (b)	EUR	2,320,000	2,427,819
TOTAL DENMARK			15,241,668
FINLAND - 0.4%
Financials - 0.3%
Banks - 0.3%
Nordea Bank Abp 4.125% 5/5/2028 (b)	EUR	2,220,000	2,384,058
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Treasury BV 5% 3/11/2030 (b)	EUR	700,000	729,123
TOTAL FINLAND			3,113,181
FRANCE - 3.9%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	2,300,000	2,435,846
Financials - 2.1%
Banks - 2.1%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		2,555,000	2,287,721
BNP Paribas SA 2.5% 3/31/2032 (b)(c)	EUR	3,400,000	3,428,437
BNP Paribas SA 4.125% 5/24/2033 (b)	EUR	1,000,000	1,093,409
BPCE SA 5.716% 1/18/2030 (c)(d)		3,785,000	3,804,081
Societe Generale SA 4.75% 11/24/2025 (d)		255,000	253,622
Societe Generale SA 6.691% 1/10/2034 (c)(d)		3,940,000	4,040,954
			14,908,224
Utilities - 1.5%
Electric Utilities - 0.4%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	1,300,000	1,458,952
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	1,400,000	1,676,172
			3,135,124
Multi-Utilities - 1.1%
Engie SA 3.875% 3/6/2036 (b)	EUR	1,600,000	1,689,682
Engie SA 4.25% 9/6/2034 (b)	EUR	5,200,000	5,639,663
			7,329,345
TOTAL FRANCE			27,808,539
GERMANY - 11.8%
Consumer Discretionary - 1.0%
Automobile Components - 1.0%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	1,500,000	1,620,525
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	3,300,000	3,499,593
ZF Europe Finance BV 2% 2/23/2026 (b)	EUR	900,000	906,651
ZF Finance GmbH 2% 5/6/2027 (b)	EUR	1,100,000	1,070,926
			7,097,695
Financials - 5.1%
Banks - 0.4%
Commerzbank AG 4.875% 10/16/2034 (b)(c)	EUR	700,000	751,518
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	1,500,000	2,014,535
			2,766,053
Capital Markets - 0.8%
Deutsche Bank AG 3.25% 5/24/2028 (b)(c)	EUR	100,000	103,716
Deutsche Bank AG 4.5% 7/12/2035 (b)(c)	EUR	3,000,000	3,214,158
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	1,700,000	2,194,624
			5,512,498
Financial Services - 3.9%
KfW 0.75% 1/15/2029 (b)	EUR	18,000,000	17,479,757
KfW 4% 3/15/2029		9,475,000	9,323,324
			26,803,081
TOTAL FINANCIALS			35,081,632

Health Care - 1.5%
Pharmaceuticals - 1.5%
Bayer AG 4.625% 5/26/2033 (b)	EUR	940,000	1,019,744
Bayer US Finance LLC 6.375% 11/21/2030 (d)		1,750,000	1,800,339
Bayer US Finance LLC 6.5% 11/21/2033 (d)		7,835,000	7,971,400
			10,791,483
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Aroundtown SA 3% 10/16/2029 (b)	GBP	300,000	325,319
Aroundtown SA 3.625% 4/10/2031 (b)	GBP	2,910,000	3,133,913
Sirius Real Estate Ltd 1.125% 6/22/2026 (b)	EUR	2,400,000	2,412,378
			5,871,610
Utilities - 3.4%
Electric Utilities - 2.7%
Amprion GmbH 0.625% 9/23/2033 (b)	EUR	4,200,000	3,431,273
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	1,700,000	1,753,671
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	500,000	528,391
Amprion GmbH 4.125% 9/7/2034 (b)	EUR	1,400,000	1,521,750
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	3,700,000	3,514,842
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	1,145,000	1,205,949
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	6,950,000	7,216,609
			19,172,485
Independent Power and Renewable Electricity Producers - 0.7%
RWE Finance US LLC 5.875% 4/16/2034 (d)		5,166,000	5,181,803
TOTAL UTILITIES			24,354,288

TOTAL GERMANY			83,196,708
HONG KONG - 0.2%
Financials - 0.2%
Insurance - 0.2%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		1,828,000	1,662,383
IRELAND - 0.6%
Financials - 0.6%
Banks - 0.6%
AIB Group PLC 5.25% 10/23/2031 (b)(c)	EUR	3,345,000	3,805,589
AIB Group PLC 6.608% 9/13/2029 (c)(d)		204,000	213,213

TOTAL IRELAND			4,018,802
ITALY - 0.7%
Financials - 0.3%
Banks - 0.3%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (d)		2,020,000	2,111,996
Utilities - 0.4%
Electric Utilities - 0.4%
Enel Finance International NV 5.5% 6/26/2034 (d)		1,435,000	1,419,761
Enel SpA 3.375% (b)(c)(e)	EUR	1,370,000	1,410,245
			2,830,006
TOTAL ITALY			4,942,002
LUXEMBOURG - 3.5%
Financials - 0.3%
Financial Services - 0.3%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	1,835,000	2,016,311
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	859,900	298,393
			2,314,704
Real Estate - 3.2%
Industrial REITs - 0.2%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	1,560,000	1,698,774
Real Estate Management & Development - 3.0%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	7,314,000	6,969,770
Blackstone Property Partners Europe Holdings Sarl 1.625% 4/20/2030 (b)	EUR	3,720,000	3,435,658
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	1,807,000	1,740,082
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	600,000	564,741
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	6,260,000	5,507,349
P3 Group Sarl 4% 4/19/2032 (b)	EUR	2,310,000	2,404,916
			20,622,516
TOTAL LUXEMBOURG			24,635,994
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		6,110,000	5,139,549
NETHERLANDS - 4.3%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	1,300,000	1,375,583
Entertainment - 0.3%
Universal Music Group NV 4% 6/13/2031 (b)	EUR	2,210,000	2,385,479
TOTAL COMMUNICATION SERVICES			3,761,062

Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	3,100,000	3,447,603
Financials - 3.1%
Banks - 2.4%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	3,500,000	3,729,866
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	700,000	638,126
Cooperatieve Rabobank UA 3.822% 7/26/2034 (b)	EUR	2,400,000	2,567,971
Cooperatieve Rabobank UA 4% 1/10/2030 (b)	EUR	500,000	539,633
ING Groep NV 4.5% 5/23/2029 (b)(c)	EUR	4,100,000	4,435,169
ING Groep NV 4.75% 5/23/2034 (b)(c)	EUR	3,900,000	4,374,740
			16,285,505
Insurance - 0.7%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(c)		3,590,000	3,581,538
Argentum Netherlands BV 5.75% 8/15/2050 (b)(c)		1,492,000	1,488,457
			5,069,995
TOTAL FINANCIALS			21,355,500

Industrials - 0.2%
Transportation Infrastructure - 0.2%
Royal Schiphol Group NV 3.375% 9/17/2036 (b)	EUR	1,570,000	1,618,670
TOTAL NETHERLANDS			30,182,835
NORWAY - 0.1%
Financials - 0.1%
Banks - 0.1%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	1,110,000	1,055,916
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	4,068,000	3,836,278
PORTUGAL - 0.4%
Financials - 0.4%
Insurance - 0.4%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	2,700,000	2,808,905
SPAIN - 1.5%
Financials - 1.0%
Banks - 1.0%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (c)		2,800,000	2,798,179
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	4,000,000	4,164,594
			6,962,773
Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	3,200,000	3,466,070
TOTAL SPAIN			10,428,843
SWEDEN - 1.5%
Real Estate - 1.5%
Real Estate Management & Development - 1.5%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	3,400,000	3,204,920
Heimstaden Bostad AB 3.875% 11/5/2029 (b)	EUR	3,725,000	3,828,203
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	4,355,000	3,586,157

TOTAL SWEDEN			10,619,280
SWITZERLAND - 1.9%
Financials - 1.9%
Capital Markets - 1.6%
UBS Group AG 2.125% 11/15/2029 (b)(c)	GBP	728,000	817,952
UBS Group AG 2.875% 4/2/2032 (b)(c)	EUR	3,000,000	3,025,231
UBS Group AG 4.125% 6/9/2033 (b)(c)	EUR	3,820,000	4,134,246
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	2,870,000	3,203,604
			11,181,033
Insurance - 0.3%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		2,615,000	2,250,077
TOTAL SWITZERLAND			13,431,110
UNITED KINGDOM - 16.3%
Communication Services - 0.1%
Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	525,000	652,712
Consumer Discretionary - 1.5%
Broadline Retail - 0.4%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	250,000	238,437
John Lewis PLC 6.125% 1/21/2025	GBP	2,031,000	2,542,634
			2,781,071
Hotels, Restaurants & Leisure - 0.4%
Compass Group PLC 3.25% 9/16/2033 (b)	EUR	2,645,000	2,739,084
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	235,000	275,036
			3,014,120
Household Durables - 0.7%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	4,507,000	4,509,563
TOTAL CONSUMER DISCRETIONARY			10,304,754

Consumer Staples - 2.2%
Consumer Staples Distribution & Retail - 0.0%
Tesco Corporate Treasury Services PLC 2.75% 4/27/2030 (b)	GBP	500,000	556,848
Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	1,240,000	1,326,074
Tobacco - 2.0%
BAT Capital Corp 2.125% 8/15/2025 (b)	GBP	1,431,000	1,757,395
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	5,175,000	5,499,168
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	1,975,000	2,221,395
Imperial Brands Finance PLC 4.875% 6/7/2032 (b)	GBP	3,750,000	4,421,525
			13,899,483
TOTAL CONSUMER STAPLES			15,782,405

Financials - 6.8%
Banks - 6.3%
Barclays PLC 5.262% 1/29/2034 (b)(c)	EUR	6,380,000	7,306,274
Barclays PLC 8.407% 11/14/2032 (b)(c)	GBP	1,145,000	1,534,052
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	3,310,000	3,698,835
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	1,800,000	2,035,789
HSBC Holdings PLC 6.254% 3/9/2034 (c)		1,200,000	1,245,361
HSBC Holdings PLC 6.8% 9/14/2031 (c)	GBP	1,300,000	1,742,900
HSBC Holdings PLC 7.39% 11/3/2028 (c)		460,000	487,534
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	485,000	664,781
Lloyds Banking Group PLC 1.985% 12/15/2031 (c)	GBP	1,172,000	1,381,353
Lloyds Banking Group PLC 4.5% 1/11/2029 (b)(c)	EUR	2,015,000	2,177,632
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	6,205,000	6,880,636
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	2,314,000	2,733,859
NatWest Group PLC 4.771% 2/16/2029 (b)(c)	EUR	2,710,000	2,948,477
NatWest Group PLC 7.416% 6/6/2033 (b)(c)	GBP	4,145,000	5,441,680
Santander UK Group Holdings PLC 3.625% 1/14/2026 (b)	GBP	550,000	678,761
Virgin Money UK PLC 7.625% 8/23/2029 (b)(c)	GBP	2,095,000	2,826,391
			43,784,315
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	2,665,000	3,736,641
TOTAL FINANCIALS			47,520,956

Industrials - 1.6%
Ground Transportation - 0.8%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	5,345,000	5,551,966
Trading Companies & Distributors - 0.2%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	900,000	1,100,584
Transportation Infrastructure - 0.6%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	3,500,000	4,338,216
TOTAL INDUSTRIALS			10,990,766

Real Estate - 0.6%
Office REITs - 0.5%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	2,815,000	3,453,727
Real Estate Management & Development - 0.1%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	765,000	769,252
TOTAL REAL ESTATE			4,222,979

Utilities - 3.5%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	3,521,000	3,502,360
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	2,970,000	3,086,258
			6,588,618
Gas Utilities - 0.3%
Southern Gas Networks PLC 3.5% 10/16/2030 (b)	EUR	2,345,000	2,420,478
Water Utilities - 2.3%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	715,000	726,372
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	730,000	916,567
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	1,075,000	1,312,174
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	1,945,000	2,475,766
Northumbrian Water Finance PLC 4.5% 2/14/2031 (b)	GBP	2,910,000	3,415,014
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	2,995,000	3,499,090
South West Water Finance PLC 5.75% 12/11/2032 (b)	GBP	475,000	593,807
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	345,000	354,264
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	1,230,000	1,251,440
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	991,000	1,112,023
			15,656,517
TOTAL UTILITIES			24,665,613

TOTAL UNITED KINGDOM			114,140,185
UNITED STATES - 2.0%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Verizon Communications Inc 3.75% 2/28/2036	EUR	775,000	813,925
Media - 0.3%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	2,235,000	2,315,541
TOTAL COMMUNICATION SERVICES			3,129,466

Financials - 1.1%
Banks - 0.1%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	900,000	952,995
Capital Markets - 0.4%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	1,169,000	1,440,099
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	950,000	1,007,096
			2,447,195
Consumer Finance - 0.6%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	2,215,000	2,357,505
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	1,000,000	1,272,198
			3,629,703
TOTAL FINANCIALS			7,029,893

Industrials - 0.2%
Building Products - 0.2%
Carrier Global Corp 4.5% 11/29/2032	EUR	1,250,000	1,387,482
Real Estate - 0.0%
Diversified REITs - 0.0%
WP Carey Inc 4.25% 7/23/2032	EUR	300,000	323,521
Utilities - 0.3%
Electric Utilities - 0.3%
Duke Energy Corp 3.85% 6/15/2034	EUR	1,238,000	1,284,378
Southern Co/The 1.875% 9/15/2081 (c)	EUR	1,211,000	1,176,013
			2,460,391
TOTAL UNITED STATES			14,330,753
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $386,028,320)			385,050,903

Preferred Securities - 3.7%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 3.75% (b)(c)(e)	EUR	1,740,000	1,609,233
FINLAND - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Citycon Oyj 7.875% (b)(c)(e)	EUR	1,197,000	1,232,862
GERMANY - 1.6%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.748% (b)(c)(e)	EUR	100,000	100,077
Volkswagen International Finance NV 3.875% (b)(c)(e)	EUR	7,000,000	6,899,954
			7,000,031
Real Estate - 0.6%
Real Estate Management & Development - 0.6%
Aroundtown Finance Sarl 7.875% (c)(e)		890,000	828,248
Aroundtown SA 5 year EUR Swap Annual Index + 3.98%, 6.2133% (b)(c)(e)(f)	EUR	2,700,000	2,414,831
Grand City Properties SA 1.5% (b)(c)(e)	EUR	1,200,000	1,196,176
			4,439,255
TOTAL GERMANY			11,439,286
IRELAND - 0.1%
Financials - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (b)(c)(e)	EUR	410,000	429,471
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Heimstaden Bostad AB 3.625% (b)(c)(e)	EUR	2,155,000	2,209,038
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(c)(e)(g)	EUR	647,000	268,078

TOTAL SWEDEN			2,477,116
SWITZERLAND - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(e)(f)(g)(h)		611,000	61,100
UBS Group AG 7% (b)(c)(e)		250,000	265,226

TOTAL SWITZERLAND			326,326
UNITED KINGDOM - 1.2%
Consumer Staples - 1.0%
Tobacco - 1.0%
British American Tobacco PLC 3% (b)(c)(e)	EUR	6,742,000	6,847,098
Financials - 0.1%
Banks - 0.1%
Barclays PLC 7.125% (c)(e)	GBP	425,000	534,380
Industrials - 0.1%
Ground Transportation - 0.1%
Mobico Group PLC 4.25% (b)(c)(e)	GBP	525,000	651,426
Utilities - 0.0%
Electric Utilities - 0.0%
SSE PLC 3.74% (b)(c)(e)	GBP	337,000	423,693
TOTAL UNITED KINGDOM			8,456,597
TOTAL PREFERRED SECURITIES (Cost $22,605,796)			25,970,891

U.S. Treasury Obligations - 24.3%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	700,000	417,386
US Treasury Bonds 2.25% 5/15/2041	4.12 to 4.83	16,900,000	11,992,992
US Treasury Bonds 3.25% 5/15/2042	4.15	580,200	471,929
US Treasury Bonds 4% 11/15/2042 (j)	3.89 to 4.17	6,000,000	5,398,653
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.75	3,925,000	3,552,006
US Treasury Bonds 4.5% 11/15/2054	4.61	9,500,000	9,057,566
US Treasury Bonds 4.5% 2/15/2044	4.44 to 4.83	6,500,000	6,204,051
US Treasury Bonds 4.625% 11/15/2044	4.86	1,130,000	1,095,659
US Treasury Bonds 4.625% 5/15/2044	4.42 to 4.72	2,620,000	2,539,978
US Treasury Bonds 6.25% 5/15/2030	3.41 to 4.46	18,050,000	19,616,819
US Treasury Notes 1% 7/31/2028	4.19	15,000,000	13,353,586
US Treasury Notes 3.5% 2/15/2033	4.32	200,000	186,058
US Treasury Notes 3.625% 9/30/2031	3.66 to 4.23	11,500,000	10,927,996
US Treasury Notes 3.75% 12/31/2028	4.03	700,000	684,286
US Treasury Notes 3.75% 12/31/2030	4.07	1,600,000	1,541,544
US Treasury Notes 3.75% 8/31/2031	3.64	3,300,000	3,161,658
US Treasury Notes 4% 2/15/2034	4.19 to 4.50	3,500,000	3,350,757
US Treasury Notes 4.125% 10/31/2031	4.34 to 4.41	48,000,000	46,982,936
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	1,200,000	1,176,540
US Treasury Notes 4.25% 2/28/2029	4.19 to 4.30	6,420,000	6,389,992
US Treasury Notes 4.375% 11/30/2028	3.89 to 3.91	3,700,000	3,701,498
US Treasury Notes 4.375% 12/31/2029	4.39	3,200,000	3,198,392
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	4,250,000	4,230,762
US Treasury Notes 4.625% 4/30/2029	4.40 to 4.72	12,350,000	12,468,363
TOTAL U.S. TREASURY OBLIGATIONS (Cost $175,861,857)			171,701,407

Money Market Funds - 6.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k) (Cost $48,295,811)	4.36	48,286,153	48,295,811

TOTAL INVESTMENT IN SECURITIES - 98.2% (Cost $697,702,304)	694,128,860
NET OTHER ASSETS (LIABILITIES) - 1.8%	12,404,489
NET ASSETS - 100.0%	706,533,349

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	129	Mar 2025	13,713,305	(85,900)	(85,900)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	25	Mar 2025	2,846,094	(128,164)	(128,164)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	54	Mar 2025	6,010,875	(160,800)	(160,800)

TOTAL PURCHASED					(374,864)

Sold

Interest Rate Contracts
ICE Long Gilt Contracts (United Kingdom)	40	Mar 2025	4,627,523	105,989	105,989

TOTAL FUTURES CONTRACTS					(268,875)
The notional amount of futures purchased as a percentage of Net Assets is 3.2%
The notional amount of futures sold as a percentage of Net Assets is 0.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	6,272,000	USD	6,607,554	Bank of America NA	1/09/25	(109,106)
USD	19,556,747	EUR	18,570,000	Bank of America NA	1/09/25	316,286
USD	227,866	EUR	215,000	Bank of America NA	1/09/25	5,103
USD	2,434,282	CAD	3,420,000	Brown Brothers Harriman & Co	1/09/25	54,522
AUD	1,559,000	USD	970,088	Canadian Imperial Bank of Commerce	1/02/25	(5,145)
USD	75,936,928	GBP	60,119,000	BNP Paribas SA	1/09/25	677,908
USD	894,179	AUD	1,437,000	Canadian Imperial Bank of Commerce	1/09/25	4,744
USD	4,330,507	GBP	3,418,000	Bank of America NA	1/09/25	51,738
CAD	850,000	USD	590,902	Brown Brothers Harriman & Co	1/02/25	423
EUR	2,302,000	USD	2,395,185	Brown Brothers Harriman & Co	1/09/25	(10,072)
JPY	290,600,000	USD	1,855,045	Brown Brothers Harriman & Co	1/09/25	(6,787)
USD	5,953,301	AUD	9,197,000	Royal Bank of Canada	1/09/25	260,790
USD	631,629	EUR	596,000	Bank of America NA	1/09/25	14,110
USD	6,148,492	EUR	5,831,000	Brown Brothers Harriman & Co	1/09/25	106,967
EUR	613,000	USD	637,931	JPMorgan Chase Bank NA	1/09/25	(2,799)
USD	19,465,412	JPY	2,904,800,000	Brown Brothers Harriman & Co	1/09/25	990,465
USD	280,652,705	EUR	267,272,000	Goldman Sachs Bank USA	1/09/25	3,730,983
USD	21,516,928	CAD	30,166,000	BNP Paribas SA	1/09/25	526,336
CAD	352,000	USD	249,386	Bank of America NA	1/09/25	(4,452)
USD	451,632	GBP	353,000	Bank of America NA	1/09/25	9,734
USD	1,784,016	JPY	272,950,000	Bank of America NA	1/09/25	48,015
USD	377,582	CAD	543,000	Brown Brothers Harriman & Co	1/09/25	(257)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						6,659,506
Unrealized Appreciation						6,798,124
Unrealized Depreciation						(138,618)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	5,300,000	(98,622)	104,236	5,614
Heidelberg Materials AG 3.75% 5/31/2032	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	2,420,000	(507,073)	513,224	6,151
Generali 4.125% 5/4/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	9,560	(24,316)	(14,756)
AXA SA 8.6% 12/15/2030	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	3,300,000	(26,650)	21,409	(5,241)
Societe Generale SA 2.625% 2/27/2025	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	2,200,000	35,963	(60,359)	(24,396)
Intesa Sanpaolo SpA 6.184% 2/20/2034	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	2,240,000	26,588	(50,799)	(24,211)
UniCredit SpA 5.375% 4/16/2034	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	1,850,000	22,519	(43,348)	(20,829)

TOTAL CREDIT DEFAULT SWAPS							(537,715)	460,047	(77,668)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $360,978,955 or 51.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,212,182 or 4.7% of net assets.

(e)	Security is perpetual in nature with no stated maturity date.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Level 3 security
(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $606,449.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	12,171,582	355,250,524	319,126,445	995,896	150	-	48,295,811	48,286,153	0.1%
Total	12,171,582	355,250,524	319,126,445	995,896	150	-	48,295,811	48,286,153

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Foreign Government and Government Agency Obligations	63,109,848	-	63,109,848	-

Non-Convertible Corporate Bonds
Communication Services	7,543,240	-	7,543,240	-
Consumer Discretionary	19,838,295	-	19,838,295	-
Consumer Staples	20,952,395	-	20,952,395	-
Energy	5,139,549	-	5,139,549	-
Financials	183,044,557	-	183,044,557	-
Health Care	14,257,553	-	14,257,553	-
Industrials	16,424,737	-	16,424,737	-
Real Estate	53,075,810	-	53,075,810	-
Utilities	64,774,767	-	64,774,767	-

Preferred Securities
Consumer Discretionary	7,000,031	-	7,000,031	-
Consumer Staples	6,847,098	-	6,847,098	-
Financials	1,290,177	-	1,229,077	61,100
Industrials	651,426	-	651,426	-
Real Estate	9,758,466	-	9,758,466	-
Utilities	423,693	-	423,693	-

U.S. Treasury Obligations	171,701,407	-	171,701,407	-

Money Market Funds	48,295,811	48,295,811	-	-
Total Investments in Securities:	694,128,860	48,295,811	645,771,949	61,100
Derivative Instruments: Assets
Futures Contracts	105,989	105,989	-	-
Forward Foreign Currency Contracts	6,798,124	-	6,798,124	-
Swaps	94,630	-	94,630	-
Total Assets	6,998,743	105,989	6,892,754	-
Liabilities
Futures Contracts	(374,864)	(374,864)	-	-
Forward Foreign Currency Contracts	(138,618)	-	(138,618)	-
Swaps	(632,345)	-	(632,345)	-
Total Liabilities	(1,145,827)	(374,864)	(770,963)	-
Total Derivative Instruments:	5,852,916	(268,875)	6,121,791	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	94,630	(632,345)
Total Credit Risk	94,630	(632,345)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	6,798,124	(138,618)
Total Foreign Exchange Risk	6,798,124	(138,618)
Interest Rate Risk
Futures Contracts (c)	105,989	(374,864)
Total Interest Rate Risk	105,989	(374,864)
Total Value of Derivatives	6,998,743	(1,145,827)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.
(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.
(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America NA	444,986	(113,558)	(326,618)	-	4,810
BNP Paribas SA	1,249,767	(632,345)	(306,507)	-	310,915
Brown Brothers Harriman & Co	1,152,377	(17,116)	(1,100,000)	-	35,261
Canadian Imperial Bank of Commerce	4,744	(5,145)	-	-	(401)
Goldman Sachs Bank USA	3,753,502	-	(2,600,000)	-	1,153,502
JPMorgan Chase Bank NA	26,588	(2,799)	-	-	23,789
Royal Bank of Canada	260,790	-	(256,892)	-	3,898
Total	$6,892,754	$(770,963)	$(4,590,017)	$-	$1,531,774

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
As of December 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $649,406,493)	$645,833,049
Fidelity Central Funds (cost $48,295,811)	48,295,811

Total Investment in Securities (cost $697,702,304)		$694,128,860
Foreign currency held at value (cost $3,485,582)		3,454,642
Unrealized appreciation on forward foreign currency contracts		6,798,124
Interest receivable		8,855,310
Distributions receivable from Fidelity Central Funds		189,000
Bi-lateral OTC swaps, at value		94,630
Prepaid expenses		338
Receivable from investment adviser for expense reductions		15,319
Total assets		713,536,223
Liabilities
Payable for investments purchased	$5,789,359
Unrealized depreciation on forward foreign currency contracts	138,618
Bi-lateral OTC swaps, at value	632,345
Accrued management fee	234,943
Payable for daily variation margin on futures contracts	60,388
Other payables and accrued expenses	147,221
Total liabilities		7,002,874
Net Assets		$706,533,349
Net Assets consist of:
Paid in capital		$694,370,841
Total accumulated earnings (loss)		12,162,508
Net Assets		$706,533,349
Net Asset Value, offering price and redemption price per share ($706,533,349 ÷ 67,210,226 shares)		$10.51
Statement of Operations
Year ended December 31, 2024
Investment Income
Dividends		$890,460
Interest		16,539,831
Income from Fidelity Central Funds		995,896
Income before foreign taxes withheld		$18,426,187
Less foreign taxes withheld		(6,010)
Total income		18,420,177
Expenses
Management fee	$1,630,941
Custodian fees and expenses	32,073
Independent trustees' fees and expenses	960
Registration fees	76,947
Audit fees	104,146
Legal	247
Miscellaneous	1,158
Total expenses before reductions	1,846,472
Expense reductions	(179,720)
Total expenses after reductions		1,666,752
Net Investment income (loss)		16,753,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,198,941
Fidelity Central Funds	150
Forward foreign currency contracts	9,869,140
Foreign currency transactions	8,380
Futures contracts	54,865
Swaps	(194,423)
Total net realized gain (loss)		13,937,053
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(15,527,134)
Forward foreign currency contracts	9,798,296
Assets and liabilities in foreign currencies	(296,227)
Futures contracts	(987,382)
Swaps	(50,784)
Total change in net unrealized appreciation (depreciation)		(7,063,231)
Net gain (loss)		6,873,822
Net increase (decrease) in net assets resulting from operations		$23,627,247
Statement of Changes in Net Assets

	Year ended December 31, 2024	For the period March 1, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,753,425	$8,810,788
Net realized gain (loss)	13,937,053	(1,129,203)
Change in net unrealized appreciation (depreciation)	(7,063,231)	9,584,117
Net increase (decrease) in net assets resulting from operations	23,627,247	17,265,702
Distributions to shareholders	(21,288,166)	(7,442,276)

Share transactions
Proceeds from sales of shares	365,000,000	300,640,551
Reinvestment of distributions	21,288,166	7,442,276
Cost of shares redeemed	-	(151)

Net increase (decrease) in net assets resulting from share transactions	386,288,166	308,082,676
Total increase (decrease) in net assets	388,627,247	317,906,102

Net Assets
Beginning of period	317,906,102	-
End of period	$706,533,349	$317,906,102

Other Information
Shares
Sold	34,426,139	30,012,002
Issued in reinvestment of distributions	2,029,276	742,824
Redeemed	-	(15)
Net increase (decrease)	36,455,415	30,754,811

Financial Highlights
Fidelity® SAI International Credit Fund

Years ended December 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.34	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.430	.369
Net realized and unrealized gain (loss)	.201	.241
Total from investment operations	.631	.610
Distributions from net investment income	(.402)	(.270)
Distributions from net realized gain	(.059)	-
Total distributions	(.461)	(.270)
Net asset value, end of period	$10.51	$10.34
Total Return D,E	6.19%	6.21%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.45%	.46% H,I
Expenses net of fee waivers, if any	.41%	.41% H,I
Expenses net of all reductions	.41%	.41% H,I
Net investment income (loss)	4.11%	4.43% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$706,533	$317,906
Portfolio turnover rate J	64%	95% H,K

AFor the period March 1, 2023 (commencement of operations) through December 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended December 31, 2024

1. Organization.
Fidelity SAI International Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's income, expenses, assets, and performance are regularly monitored and assessed as a whole by the investment adviser and other individuals responsible for oversight functions of the Trust, using the information presented in the financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,994,430
Gross unrealized depreciation	(7,327,612)
Net unrealized appreciation (depreciation)	$9,666,818
Tax Cost	$694,014,991

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,714,322
Net unrealized appreciation (depreciation) on securities and other investments	$9,448,185

The tax character of distributions paid was as follows:

	December 31, 2024	December 21, 2023A
Ordinary Income	$19,396,125	$7,442,276
Long-term Capital Gains	1,892,041	-
Total	$21,288,166	$7,442,276

A For the period March 1, 2023 (commencement of operations) through December 31, 2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures became effective in this reporting period. ASU 2023-07 enhances segment information disclosure in the notes to financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI International Credit Fund
Credit Risk
Swaps	(194,423)	(50,784)
Total Credit Risk	(194,423)	(50,784)
Foreign Exchange Risk
Forward Foreign Currency Contracts	9,869,140	9,798,296
Total Foreign Exchange Risk	9,869,140	9,798,296
Interest Rate Risk
Futures Contracts	54,865	(987,382)
Total Interest Rate Risk	54,865	(987,382)
Totals	9,729,582	8,760,130

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period, unless an average contract value is presented in the table below.

Average Contracts Amount ($)
Fidelity SAI International Credit Fund	322,972,744

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Credit Fund	439,415,003	198,903,929
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .40% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI International Credit Fund	2,565,606	25,630,401

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit. The commitment fees are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR plus a .10% spread adjustment, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2025 unless extended or renewed.
Amount ($)
Fidelity SAI International Credit Fund	543
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .41% of average net assets. This reimbursement will remain in place through April 30, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $178,339.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,381.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI International Credit Fund	100%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2024 and for the period March 1, 2023 (commencement of operations) through December 31, 2023, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year ended December 31, 2024, and the changes in its net assets and the financial highlights for the year ended December 31, 2024 and for the period March 1, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2024, $1,440,326, or, if subsequently determined to be different, the net capital gain of such year.

A total of 22.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $15,365,065 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI International Credit Fund
	04/08/2024	$0.0592	$0.0000
	07/08/2024	$0.0475	$0.0000
	10/07/2024	$0.0548	$0.0000
	12/19/2024	$0.0755	$0.0000

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International Credit Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by different Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity and derivatives risk management. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2023 and below the competitive median of the asset size peer group for 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2023 and below the competitive median of the total expense asset size peer group for 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) portfolio manager changes that have occurred during the past year; (ii) hiring, training, compensating, and retaining adviser and sub-adviser personnel; (iii) the terms of the funds' various management fee structures and arrangements for transfer agent and pricing and bookkeeping services; (iv) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (v) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (vi) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (vii) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (viii) matters related to money market funds, exchange-traded funds, and target date funds; (ix) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; and (x) the terms of management contracts between Fidelity and other funds and products not overseen by the Board.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2025.

1.9908914.101
ICR-ANN-0325

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	February 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	February 21, 2025

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	February 21, 2025